UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05199

Columbia Funds Variable Insurance Trust
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Ryan Larrenaga c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

December 31, 2014

Columbia Variable Portfolio — Select Large Cap
Growth Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Select Large Cap Growth Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	22
Federal Income Tax Information	23
Trustees and Officers	24
Important Information About This Report	29

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Variable Portfolio — Select Large Cap Growth Fund

Performance Overview

Performance Summary

>  Columbia Variable Portfolio — Select Large Cap Growth Fund (the Fund) Class 2 shares returned 8.21% for the 12-month period that ended December 31, 2014.

>  The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 13.05% for the same time period.

>  Stock selection in the information technology, industrials and consumer discretionary sectors generally accounted for the Fund's shortfall relative to the benchmark. An emphasis on health care stocks combined with superior stock selection to biotechnology aided the Fund's relative results.

Average Annual Total Returns (%) (for period ended December 31, 2014)

	Inception	1 Year	5 Years	Life
Class 1	09/02/08	8.49	16.98	11.33
Class 2	09/02/08	8.21	16.69	11.05
Russell 1000 Growth Index		13.05	15.81	11.34

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

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Columbia Variable Portfolio — Select Large Cap Growth Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (September 2, 2008 – December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Select Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

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Columbia Variable Portfolio — Select Large Cap Growth Fund

Manager Discussion of Fund Performance

Portfolio Management

Thomas Galvin, CFA

Richard Carter

Todd Herget

Top Ten Holdings (%) (at December 31, 2014)
Priceline Group, Inc. (The)	4.8
Illumina, Inc.	4.5
LinkedIn Corp., Class A	4.3
Visa, Inc., Class A	4.1
Vertex Pharmaceuticals, Inc.	4.0
Biogen Idec, Inc.	3.9
Amazon.com, Inc.	3.8
Celgene Corp.	3.8
Cabot Oil & Gas Corp.	3.7
salesforce.com, Inc.	3.7

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2014)
Common Stocks	98.5
Consumer Discretionary	19.2
Energy	6.0
Health Care	25.8
Industrials	5.7
Information Technology	38.6
Materials	3.2
Money Market Funds	1.5
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

At December 31, 2014, approximately 100% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2014, the Fund's Class 2 shares returned 8.21%. The Fund underperformed its benchmark, the Russell 1000 Growth Index, which gained 13.05% during the same time period. Overall, stock selection was mixed for the year. Stock selection in the information technology, industrials and consumer discretionary sectors generally accounted for the Fund's shortfall relative to the benchmark. An emphasis on health care stocks combined with superior stock selection to biotechnology aided the Fund's relative results.

U.S. Economy Fired on All Cylinders

A cold and difficult 2014 winter brought many parts of the United States to a standstill. However, the pace of U.S. economic growth picked up as 2014 unfolded. Gross domestic product broke above its 3.0% long-term historical average, with gains of 4.6% in the second quarter and 5.0% in the third quarter. The labor market added just below 250,000 new jobs monthly, on average, during the 12-month period. Solid new job growth drove the unemployment rate down to 5.6%, its lowest mark since 2008. After languishing during the bad weather winter months, manufacturing activity remained solid, even though it slipped in the final month of the period. The nation's industrial capacity utilization rate rose to a recovery high of 80.1%, in line with its long-term average. Corporate profit growth improved after a weak start in 2014 but lagged as the year came to a close. Consumer confidence reached a seven-year high, as improved job availability and prospects for higher wages buoyed expectations that the economy was gaining ground and falling energy prices helped boost spending. The housing market struggled as bad winter weather, tighter borrowing standards, rising prices and higher mortgage rates restrained the sector's recovery to a slower pace than in 2013. New and existing home sales improved in the spring but weakened near year-end. One bright spot: building permits for both single- and multi-family housing rose to a post-recession high.

Against this backdrop, the Fund's high growth-oriented portfolio fared well through the first quarter earnings season. However, performance came under pressure as investors focused on the impact of bad winter weather on the U.S. economy and the general surprise of lower interest rates. Shares of companies with some of the highest growth rates were sold in favor of more value-oriented fare. As the year progressed, corporate earnings came back into focus, and the Fund outperformed in the second half of 2014. However, it could not make up enough ground to overcome the spring sell-off.

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Columbia Variable Portfolio — Select Large Cap Growth Fund

Manager Discussion of Fund Performance (continued)

Contributors and Detractors

Stock selection in technology, industrials and consumer discretionary sectors detracted from the Fund's relative results. Positions in Splunk, an enterprise software company focused on machine-generated log data; ARM Holdings, which makes energy efficient semiconductors; MercadoLibre, a South American e-commerce leader and Twitter, in the social media industry were all notable detractors. Twitter is a new position in the Fund. The company has achieved significant global scale and has one of the ten largest digitally connected audiences in the world. We believe the company has the potential to grow its user base and improve monetization levels over time given its unique characteristics for advertisers. If they execute on this potential, it could lead to robust revenue growth, margin expansion and earnings growth. In industrials, positions in industrial fastener distributor Fastenal and aerospace metal component supplier Precision Castparts held back relative results, as both companies lagged for the year.

Within the consumer discretionary sector, Amazon came in shy of consensus revenue estimates late in the period and continued to reinvest in its business at levels that the market was hoping to see slow. We maintained the Fund's position and are monitoring the situation closely, as we continue to believe in the company's long-term growth potential. Priceline.com trended lower in the second half of the year despite a solid fourth quarter as weakness in Europe, foreign currency effects and tougher year-over-year comparisons weighed on near-term earnings guidance. Media firm Discovery Communications was a notable detractor, owing to disappointing results and lowered forward earnings guidance. We sold the position. Despite these disappointments, two consumer discretionary positions were notable outperformers: Tesla Motor and Tractor Supply. Electric vehicle manufacturer Tesla Motors delivered more cars than expected with solid margins. We remain invested in this unique growth story, but took the opportunity to trim our position throughout the year as shares moved higher. Tractor Supply Company is a rural-lifestyle retailer headquartered in Tennessee, with over 1,300 stores in 48 states. It offers a wide range of products including livestock supplies, hardware, clothing and agricultural products. Late in the period, the company announced a strong quarter with better-than-expected comps and raised future earnings guidance, which sent the stock sharply higher.

On another positive note, substantial positions in key biotechnology names within the health care sector aided results and amplified gains. Within biotechnology, the Fund benefited from investments in Vertex Pharmaceuticals, which develops cystic fibrosis therapies; Gilead Sciences, which specializes in HIV and hepatitis C treatments; Alexion Pharmaceuticals, which focuses on rare blood disorders; and Celgene, which manufactures drug therapies for cancer and inflammatory disorders. We sold Gilead Sciences as it approached our price target in early December. During the period, we added new positions in Pharmacyclics and Illumina in the life sciences tools and services industry. Pharmacyclics is focused on the development and commercialization of small-molecule drugs for oncology and immunology. We believe the company's lead drug, Imbruvica, has the potential to transform the treatment paradigm and disease course of chronic lymphocytic leukemia and mantle cell lymphoma. Moreover, Illumina is expanding into ancillary, high value diagnostics markets, such as reproductive and genetic health, and clinical oncology, which has the potential to support growth over the next three to five years.

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Columbia Variable Portfolio — Select Large Cap Growth Fund

Manager Discussion of Fund Performance (continued)

Looking Ahead

As we enter 2015, we believe that U.S. equities, and growth stocks in particular, offer an attractive investment opportunity, although anxiety regarding overall global growth is likely to persist. We expect 2015 could produce more of the same — modest and steady growth domestically with more challenged growth internationally. We do believe there are positives that should not be overlooked, namely the influence of potentially lower energy prices, which frees up spending for consumers and reduces business costs. Lower energy and input costs should keep a lid on inflationary pressures, which might allow the Federal Reserve to keep interest rates lower for longer, aided both the housing market and capital expenditures. In fact, we expect to see capital spending increase in the year ahead. In this environment, we believe the best strategy is to seek out unique business models that offer differentiated products and services with the potential to grow regardless of the overall economic environment. Currently, we are finding attractive growth opportunities in a range of areas, including biotechnology companies with ground-breaking therapies, information technology companies, disruptive e-commerce models and retailers that offer must-have items. We continue to approach the Fund with a long-term focus, maintaining positions in stocks in which we have a high degree of conviction and allowing growth to compound for years to come.

Annual Report 2014
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Columbia Variable Portfolio — Select Large Cap Growth Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,069.70	1,021.22	4.12	4.02	0.79
Class 2	1,000.00	1,000.00	1,068.70	1,019.96	5.42	5.30	1.04

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
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Columbia Variable Portfolio — Select Large Cap Growth Fund

Portfolio of Investments

December 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 98.6%

Issuer	Shares	Value ($)
Consumer Discretionary 19.3%
Automobiles 2.2%
Tesla Motors, Inc.(a)	24,135	5,367,865
Internet & Catalog Retail 8.4%
Amazon.com, Inc.(a)	30,203	9,373,501
Priceline Group, Inc. (The)(a)	10,269	11,708,816
Total		21,082,317
Specialty Retail 3.0%
Tractor Supply Co.	94,783	7,470,796
Textiles, Apparel & Luxury Goods 5.7%
Michael Kors Holdings Ltd.(a)	91,316	6,857,832
Nike, Inc., Class B	75,500	7,259,325
Total		14,117,157
Total Consumer Discretionary		48,038,135
Energy 6.0%
Energy Equipment & Services 2.3%
FMC Technologies, Inc.(a)	123,169	5,769,236
Oil, Gas & Consumable Fuels 3.7%
Cabot Oil & Gas Corp.	307,060	9,092,047
Total Energy		14,861,283
Health Care 25.8%
Biotechnology 17.8%
Alexion Pharmaceuticals, Inc.(a)	37,606	6,958,238
Biogen Idec, Inc.(a)	28,078	9,531,077
Celgene Corp.(a)	82,772	9,258,876
Pharmacyclics, Inc.(a)	73,253	8,955,912
Vertex Pharmaceuticals, Inc.(a)	82,637	9,817,275
Total		44,521,378
Life Sciences Tools & Services 4.5%
Illumina, Inc.(a)	60,115	11,096,027
Pharmaceuticals 3.5%
Bristol-Myers Squibb Co.	148,300	8,754,149
Total Health Care		64,371,554
Industrials 5.7%
Aerospace & Defense 2.3%
Precision Castparts Corp.	23,968	5,773,412
Trading Companies & Distributors 3.4%
Fastenal Co.	179,082	8,517,140
Total Industrials		14,290,552

Common Stocks (continued)

Issuer	Shares	Value ($)
Information Technology 38.6%
Internet Software & Services 19.3%
Alibaba Group Holding Ltd., ADR(a)	69,904	7,265,822
Baidu, Inc., ADR(a)	37,138	8,466,350
Facebook, Inc., Class A(a)	105,001	8,192,178
LinkedIn Corp., Class A(a)	46,378	10,653,490
MercadoLibre, Inc.	41,910	5,350,650
Twitter, Inc.(a)	229,070	8,216,741
Total		48,145,231
IT Services 7.0%
Cognizant Technology Solutions Corp., Class A(a)	140,560	7,401,890
Visa, Inc., Class A	38,655	10,135,341
Total		17,537,231
Semiconductors & Semiconductor Equipment 3.0%
ARM Holdings PLC, ADR	161,298	7,468,097
Software 9.3%
salesforce.com, Inc.(a)	151,682	8,996,259
Splunk, Inc.(a)	125,672	7,408,365
VMware, Inc., Class A(a)	82,780	6,831,006
Total		23,235,630
Total Information Technology		96,386,189
Materials 3.2%
Chemicals 3.2%
Monsanto Co.	65,875	7,870,086
Total Materials		7,870,086
Total Common Stocks (Cost: $216,555,812)		245,817,799

Money Market Funds 1.5%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.115%(b)(c)	3,786,376	3,786,376
Total Money Market Funds (Cost: $3,786,376)		3,786,376
Total Investments (Cost: $220,342,188)		249,604,175
Other Assets & Liabilities, Net		(138,634)
Net Assets		249,465,541

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
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Columbia Variable Portfolio — Select Large Cap Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2014.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	5,666,191	124,883,583	(126,763,398)	3,786,376	6,708	3,786,376

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Select Large Cap Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	48,038,135	—	—	48,038,135
Energy	14,861,283	—	—	14,861,283
Health Care	64,371,554	—	—	64,371,554
Industrials	14,290,552	—	—	14,290,552
Information Technology	96,386,189	—	—	96,386,189
Materials	7,870,086	—	—	7,870,086
Total Equity Securities	245,817,799	—	—	245,817,799
Mutual Funds
Money Market Funds	3,786,376	—	—	3,786,376
Total Mutual Funds	3,786,376	—	—	3,786,376
Total	249,604,175	—	—	249,604,175

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
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Columbia Variable Portfolio — Select Large Cap Growth Fund

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $216,555,812)	$245,817,799
Affiliated issuers (identified cost $3,786,376)	3,786,376
Total investments (identified cost $220,342,188)	249,604,175
Receivable for:
Capital shares sold	37,519
Dividends	78,723
Expense reimbursement due from Investment Manager	13,057
Prepaid expenses	1,270
Trustees' deferred compensation plan	15,240
Total assets	249,749,984
Liabilities
Payable for:
Capital shares purchased	57,281
Investment management fees	159,175
Distribution and/or service fees	11
Transfer agent fees	13,451
Administration fees	13,451
Compensation of board members	1,543
Chief compliance officer expenses	27
Accounting fees	19,380
Other expenses	4,884
Trustees' deferred compensation plan	15,240
Total liabilities	284,443
Net assets applicable to outstanding capital stock	$249,465,541
Represented by
Paid-in capital	$219,422,197
Excess of distributions over net investment income	(14,259)
Accumulated net realized gain	795,616
Unrealized appreciation (depreciation) on:
Investments	29,261,987
Total — representing net assets applicable to outstanding capital stock	$249,465,541
Class 1
Net assets	$249,415,991
Shares outstanding	14,323,815
Net asset value per share	$17.41
Class 2
Net assets	$49,550
Shares outstanding	2,878
Net asset value per share	$17.22

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Variable Portfolio — Select Large Cap Growth Fund

Statement of Operations

Year Ended December 31, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$644,787
Dividends — affiliated issuers	6,708
Total income	651,495
Expenses:
Investment management fees	1,357,515
Distribution and/or service fees
Class 2	2,491
Transfer agent fees
Class 1	114,119
Class 2	598
Administration fees	114,717
Compensation of board members	24,384
Custodian fees	5,240
Printing and postage fees	12,406
Professional fees	24,868
Chief compliance officer expenses	99
Other	7,565
Total expenses	1,664,002
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(152,522)
Total net expenses	1,511,480
Net investment loss	(859,985)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	13,287,523
Net realized gain	13,287,523
Net change in unrealized appreciation (depreciation) on:
Investments	6,121,348
Net change in unrealized appreciation	6,121,348
Net realized and unrealized gain	19,408,871
Net increase in net assets resulting from operations	$18,548,886

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Variable Portfolio — Select Large Cap Growth Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations
Net investment loss	$(859,985)	$(299,532)
Net realized gain	13,287,523	4,559,826
Net change in unrealized appreciation	6,121,348	20,587,034
Net increase in net assets resulting from operations	18,548,886	24,847,328
Distributions to shareholders
Net realized gains
Class 1	(12,749,520)	(2,818,665)
Class 2	(2,490)	(94,608)
Total distributions to shareholders	(12,752,010)	(2,913,273)
Increase in net assets from capital stock activity	117,769,448	66,413,518
Total increase in net assets	123,566,324	88,347,573
Net assets at beginning of year	125,899,217	37,551,644
Net assets at end of year	$249,465,541	$125,899,217
Excess of distributions over net investment income	$(14,259)	$(11,233)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Variable Portfolio — Select Large Cap Growth Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	6,678,916	114,254,366	4,195,438	63,813,512
Distributions reinvested	727,867	12,749,521	167,379	2,818,665
Redemptions	(266,280)	(4,738,005)	(21,746)	(313,267)
Net increase	7,140,503	122,265,882	4,341,071	66,318,910
Class 2 shares
Distributions reinvested	144	2,490	5,679	94,608
Redemptions	(255,537)	(4,498,924)	—	—
Net increase (decrease)	(255,393)	(4,496,434)	5,679	94,608
Total net increase	6,885,110	117,769,448	4,346,750	66,413,518

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Variable Portfolio — Select Large Cap Growth Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2014	2013	2012	2011		2010
Per share data
Net asset value, beginning of period	$16.92	$12.14	$10.48	$11.24		$9.00
Income from investment operations:
Net investment income (loss)	(0.08)	(0.06)	0.05	(0.05)		(0.05)
Net realized and unrealized gain (loss)	1.52	5.25	1.64	(0.24)		2.29
Total from investment operations	1.44	5.19	1.69	(0.29)		2.24
Less distributions to shareholders:
Net investment income	—	—	(0.01)	—		—
Net realized gains	(0.95)	(0.41)	(0.02)	(0.47)		—
Total distributions to shareholders	(0.95)	(0.41)	(0.03)	(0.47)		—
Net asset value, end of period	$17.41	$16.92	$12.14	$10.48		$11.24
Total return	8.49%	42.77%	16.18%	(2.54%)		24.89%
Ratios to average net assets(a)
Total gross expenses	0.87%	0.93%	1.24%	2.56%		3.54%
Total net expenses(b)	0.79%	0.79%	0.80%	0.86	%(c)	0.85	%(c)
Net investment income (loss)	(0.45%)	(0.44%)	0.44%	(0.42%)		(0.40%)
Supplemental data
Net assets, end of period (in thousands)	$249,416	$121,574	$34,514	$2,645		$2,715
Portfolio turnover	45%	44%	31%	75%		87%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Variable Portfolio — Select Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2014	2013	2012	2011		2010
Per share data
Net asset value, beginning of period	$16.75	$12.03	$10.39	$11.18		$8.97
Income from investment operations:
Net investment loss	(0.14)	(0.10)	(0.04)	(0.08)		(0.07)
Net realized and unrealized gain (loss)	1.52	5.19	1.70	(0.24)		2.28
Total from investment operations	1.38	5.09	1.66	(0.32)		2.21
Less distributions to shareholders:
Net realized gains	(0.91)	(0.37)	(0.02)	(0.47)		—
Total distributions to shareholders	(0.91)	(0.37)	(0.02)	(0.47)		—
Net asset value, end of period	$17.22	$16.75	$12.03	$10.39		$11.18
Total return	8.21%	42.37%	15.96%	(2.82%)		24.64%
Ratios to average net assets(a)
Total gross expenses	1.12%	1.18%	1.87%	2.81%		3.79%
Total net expenses(b)	1.04%	1.04%	1.06%	1.11	%(c)	1.10	%(c)
Net investment loss	(0.78%)	(0.68%)	(0.34%)	(0.67%)		(0.65%)
Supplemental data
Net assets, end of period (in thousands)	$50	$4,326	$3,038	$2,620		$2,696
Portfolio turnover	45%	44%	31%	75%		87%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Variable Portfolio — Select Large Cap Growth Fund

Notes to Financial Statements

December 31, 2014

Note 1. Organization

Columbia Variable Portfolio — Select Large Cap Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Annual Report 2014
17

Columbia Variable Portfolio — Select Large Cap Growth Fund

Notes to Financial Statements (continued)

December 31, 2014

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. The effective investment management fee rate for the year ended December 31, 2014 was 0.71% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended December 31, 2014 was 0.06% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time.

Annual Report 2014
18

Columbia Variable Portfolio — Select Large Cap Growth Fund

Notes to Financial Statements (continued)

December 31, 2014

Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective May 1, 2014	Contractual Expense Cap Prior to May 1, 2014
Class 1	0.79%	0.79%
Class 2	1.04	1.04

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2014, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation and net operating loss reclassification. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$856,959
Accumulated net realized gain	(856,959)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2014	2013
Ordinary income	$1,317,436	$1,526,107
Long-term capital gains	11,434,574	1,387,166
Total	$12,752,010	$2,913,273

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$141,265
Undistributed long-term capital gains	725,039
Net unrealized appreciation	29,191,299

At December 31, 2014, the cost of investments for federal income tax purposes was $220,412,876 and the aggregate

Annual Report 2014
19

Columbia Variable Portfolio — Select Large Cap Growth Fund

Notes to Financial Statements (continued)

December 31, 2014

gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$34,184,284
Unrealized depreciation	(4,992,985)
Net unrealized appreciation	29,191,299

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $184,729,616 and $83,190,614, respectively, for the year ended December 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2014, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended December 31, 2014.

Note 9. Significant Risks

Health Care Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors.

Information Technology Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Annual Report 2014
20

Columbia Variable Portfolio — Select Large Cap Growth Fund

Notes to Financial Statements (continued)

December 31, 2014

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
21

Columbia Variable Portfolio — Select Large Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Select Large Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Select Large Cap Growth Fund (the "Fund", a series of Columbia Funds Variable Insurance Trust) at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2015

Annual Report 2014
22

Columbia Variable Portfolio — Select Large Cap Growth Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2014.

Tax Designations:

Dividends Received Deduction	43.15%
Capital Gain Dividend	$11,813,021

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2014
23

Columbia Variable Portfolio — Select Large Cap Growth Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Insurance Trust.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	59

Spartan Stores, Inc. (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013

Janet Langford Kelly (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			59	None
Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	59	None
William E. Mayer (Born 1940) Trustee	1994	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996	59

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

Annual Report 2014
24

Columbia Variable Portfolio — Select Large Cap Growth Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	59

CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media); Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	59	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	59	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	59	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	59	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2014
25

Columbia Variable Portfolio — Select Large Cap Growth Fund

Trustees and Officers (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001 – April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 – September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005 – April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006 – April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 – August 2012

			191

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010 – December 2014; and Vice President and Group Counsel or Lead Counsel 2004 – January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014
26

Columbia Variable Portfolio — Select Large Cap Growth Fund

Trustees and Officers (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010 – January 2013 and Group Counsel, November 2008 – January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005 – April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007 – April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005 – April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006 – April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 – April 2010, and Vice President — Asset Management and Trust Company Services, 2006 – 2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004 – 2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005 – April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2014
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Annual Report 2014
28

Columbia Variable Portfolio — Select Large Cap Growth Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiamanagement.com or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
29

Columbia Variable Portfolio — Select Large Cap Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1526 E (2/15)

Annual Report

December 31, 2014

Columbia Variable Portfolio — Small Cap Value Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Small Cap Value Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	25
Federal Income Tax Information	26
Trustees and Officers	27
Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Variable Portfolio — Small Cap Value Fund

Performance Overview

Performance Summary

>  Columbia Variable Portfolio — Small Cap Value Fund (the Fund) Class 2 shares returned 3.05% for the 12-month period that ended December 31, 2014.

>  The Fund underperformed its benchmark, the Russell 2000 Value Index, which returned 4.22% for the same time period.

>  Declining interest rates were a headwind in the second half of the year as investors favored debt-laden companies that could benefit from refinancing at lower rates.

Average Annual Total Returns (%) (for period ended December 31, 2014)

	Inception	1 Year	5 Years	10 Years
Class 1	05/19/98	3.28	12.98	7.42
Class 2	06/01/00	3.05	12.78	7.23
Russell 2000 Value Index		4.22	14.26	6.89

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia Variable Portfolio — Small Cap Value Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2005 – December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Small Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014
3

Columbia Variable Portfolio — Small Cap Value Fund

Manager Discussion of Fund Performance

Portfolio Management

Jeremy Javidi, CFA

John Barrett, CFA

Top Ten Holdings (%) (at December 31, 2014)
Highwoods Properties, Inc.	1.3
IDACORP, Inc.	1.2
Southwest Gas Corp.	1.1
Unifirst Corp.	1.1
Dana Holding Corp.	1.1
Mentor Graphics Corp.	1.1
Esterline Technologies Corp.	1.0
Cooper Tire & Rubber Co.	1.0
Chesapeake Lodging Trust	1.0
Impax Laboratories, Inc.	1.0

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2014)
Common Stocks	97.5
Consumer Discretionary	10.3
Consumer Staples	2.8
Energy	5.9
Financials	39.4
Health Care	4.9
Industrials	11.3
Information Technology	12.0
Materials	3.7
Telecommunication Services	0.7
Utilities	6.5
Exchange-Traded Funds	0.3
Money Market Funds	2.2
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

For the 12-month period that ended December 31, 2014, the Fund's Class 2 shares returned 3.05%. The Fund underperformed its benchmark, the Russell 2000 Value Index, which returned 4.22% for the same time period. Our long-term focus on reasonably priced companies with market caps of less than $4 billion, good earnings growth prospects, solid balance sheets and strong cash flows worked well in the first half of 2014 when investors favored high-quality companies. Declining interest rates were a headwind in the second half of the year as investors favored debt-laden companies that could benefit from refinancing at lower rates.

U.S. Economy Fired on All Cylinders

A difficult winter hampered U.S. economic growth early in 2014. However, the pace of growth picked up as the year unfolded. Annualized gross domestic product broke above its 3.0% long-term historical average, culminating with a gain of 5.0% for the third quarter. The unemployment rate fell, reaching 5.6% in December — the lowest mark since 2008. Manufacturing activity largely remained solid and corporate profit growth improved for much of the year. Consumer confidence reached a seven-year high, as the job outlook improved, and crude oil prices fell nearly 50%, putting more money in consumers' pockets.

Investors responded favorably to the economy's progress and to continued low and declining interest rates. However, slowing growth overseas, increased global tensions, and the uncertain timing of future U.S. interest rate hikes unsettled the market periodically. In October, the Federal Reserve ended its program of monthly bond-buying, known as quantitative easing, but gave the market a boost in December when it said it would be patient in raising short-term interest rates. Within the benchmark, utilities posted the strongest gain for the year, while energy was by far the weakest performer.

Energy and Consumer Discretionary Weighed on Relative Performance

An overweight in energy when oil prices were sliding in the second half of 2014 coupled with disappointing security selection hurt performance vs. the benchmark. The Fund had no active exposure to energy relative to the benchmark until October when we started investing mainly in exploration and production companies that had been hit hard by lower oil prices. When OPEC met in late November and decided not to cut production, oil prices plunged. Although we favored energy companies with relatively strong balance sheets, declining oil prices pressured their earnings outlooks and the stocks fell sharply. Energy-related detractors included Goodrich Petroleum, Stone Energy, Rex Energy, Comstock Resources and TGC Industries. Rex Energy was no longer held in the portfolio at period end.

Stock selection in the consumer discretionary sector also hampered relative performance. However, some of the Fund's biggest individual detractors were in the industrials sector. Shares of wire manufacturer General Cable fell sharply, hurt by weaker construction demand overseas and declining copper prices. Graftech International, which supplies graphite electrodes to the steel industry, also detracted, as slowing global growth hampered demand for steel. Elsewhere, shares of MoneyGram International slid when WalMart, the company's largest customer, decided to bring its U.S. money wiring business in-house. We held on

Annual Report 2014
4

Columbia Variable Portfolio — Small Cap Value Fund

Manager Discussion of Fund Performance (continued)

to the position on the belief that the company has the potential to benefit from higher interest rates and rising employment.

Security Selection Strong in Information Technology, Financials and Health Care

In technology, top contributors to Fund performance included semiconductor companies RF Micro Devices and M/A-COM Technology Solutions. Share prices of both were lifted by growing demand, as more products use semiconductor chips to enhance their functionality. Chipmaker Spansion aided returns when it was acquired at a significant premium during the year. In financials, the Fund benefited from positive security selection in the bank and insurance segments. In addition, an investment in hotel real estate investment trust Chesapeake Lodging Trust climbed as growing demand for leisure travel and declining interest rates attracted investors. In health care, standouts included Avanir Pharmaceuticals and Molina Healthcare. Shares of Avanir rose following a positive phase-2 trial for an Alzheimer's drug under development and a premium buyout offer. Healthcare insurer Molina Healthcare's stock gained from increases in outsourcing and health care enrollments under the Affordable Care Act.

Looking Ahead

At this time, we believe that small companies stand to benefit if U.S economic growth continues to expand in 2015. The Fund ended the year with overweights in information technology and energy, both of which have done well historically during periods of rising interest rates. In information technology, we locked in profits, trimmed a large overweight in semiconductors and semiconductor equipment and increased exposure to software. Energy remained an overweight position, relative to the benchmark, given expectations that oversupply issues will ease as low oil prices force companies to cut back on production. By contrast, the Fund ended the year with underweights in utilities, industrials and financials. Going forward, we remain optimistic that the market will reward the types of companies we favor, namely those with good earnings and strong balance sheets.

Annual Report 2014
5

Columbia Variable Portfolio — Small Cap Value Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	976.10	1,020.72	4.43	4.53	0.89
Class 2	1,000.00	1,000.00	974.60	1,019.46	5.67	5.80	1.14

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
6

Columbia Variable Portfolio — Small Cap Value Fund

Portfolio of Investments

December 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 97.3%

Issuer	Shares	Value ($)
Consumer Discretionary 10.3%
Auto Components 2.9%
Cooper Tire & Rubber Co.	107,000	3,707,550
Dana Holding Corp.	184,336	4,007,465
Fuel Systems Solutions, Inc.(a)	58,465	639,607
Gentherm, Inc.(a)	42,189	1,544,961
Remy International, Inc.	52,979	1,108,321
Total		11,007,904
Distributors 0.2%
VOXX International Corp.(a)	99,139	868,458
Diversified Consumer Services 1.0%
K12, Inc.(a)	104,297	1,238,005
Steiner Leisure Ltd.(a)	35,283	1,630,428
Universal Technical Institute, Inc.	75,675	744,642
Total		3,613,075
Household Durables 0.7%
Cavco Industries, Inc.(a)	15,977	1,266,496
Hooker Furniture Corp.	48,340	829,998
UCP Inc., Class A(a)	45,562	478,401
Total		2,574,895
Leisure Products 0.8%
Johnson Outdoors, Inc., Class A	17,111	533,863
Malibu Boats, Inc., Class A(a)	64,299	1,239,042
Smith & Wesson Holding Corp.(a)	136,890	1,296,348
Total		3,069,253
Multiline Retail 0.4%
Tuesday Morning Corp.(a)	66,066	1,433,632
Specialty Retail 1.3%
Aaron's, Inc.	8,440	258,011
Citi Trends, Inc.(a)	59,638	1,505,860
Finish Line, Inc., Class A (The)	77,910	1,893,992
Haverty Furniture Companies, Inc.	52,642	1,158,650
Total		4,816,513
Textiles, Apparel & Luxury Goods 3.0%
Columbia Sportswear Co.	75,020	3,341,391
Deckers Outdoor Corp.(a)	28,787	2,620,768
G-III Apparel Group Ltd.(a)	26,060	2,632,321
Steven Madden Ltd.(a)	85,460	2,720,192
Total		11,314,672
Total Consumer Discretionary		38,698,402

Common Stocks (continued)

Issuer	Shares	Value ($)
Consumer Staples 2.8%
Food & Staples Retailing 0.6%
Andersons, Inc. (The)	45,305	2,407,507
Food Products 1.8%
Darling Ingredients, Inc.(a)	153,730	2,791,737
Fresh Del Monte Produce, Inc.	79,319	2,661,152
John B. Sanfilippo & Son, Inc.	25,345	1,153,198
Total		6,606,087
Personal Products 0.4%
Inter Parfums, Inc.	51,782	1,421,416
Total Consumer Staples		10,435,010
Energy 5.9%
Energy Equipment & Services 0.8%
Gulf Island Fabrication, Inc.	60,575	1,174,549
Natural Gas Services Group, Inc.(a)	44,510	1,025,511
TGC Industries, Inc.(a)	445,439	962,148
Total		3,162,208
Oil, Gas & Consumable Fuels 5.1%
Alpha Natural Resources, Inc.(a)	520,320	868,934
Callon Petroleum Co.(a)	134,770	734,497
Clayton Williams Energy, Inc.(a)	26,726	1,705,119
Comstock Resources, Inc.	207,890	1,415,731
Contango Oil & Gas Co.(a)	47,362	1,384,865
Denbury Resources, Inc.	159,760	1,298,849
Emerald Oil, Inc.(a)	582,600	699,120
Goodrich Petroleum Corp.(a)	314,130	1,394,737
Matador Resources Co.(a)	48,130	973,670
Peabody Energy Corp.	46,710	361,535
SM Energy Co.	49,290	1,901,608
Stone Energy Corp.(a)	151,530	2,557,826
W&T Offshore, Inc.	217,267	1,594,740
World Fuel Services Corp.	46,040	2,160,657
Total		19,051,888
Total Energy		22,214,096
Financials 39.4%
Banks 15.1%
Ameris Bancorp	77,528	1,987,818
BancFirst Corp.	34,712	2,200,394

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
7

Columbia Variable Portfolio — Small Cap Value Fund

Portfolio of Investments (continued)

December 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
BankUnited, Inc.	81,673	2,366,067
Banner Corp.	50,910	2,190,148
Bridge Bancorp, Inc.	25,040	669,820
Bryn Mawr Bank Corp.	78,021	2,442,057
Capital City Bank Group, Inc.	96,453	1,498,880
Cascade Bancorp(a)	319,808	1,659,803
Centerstate Banks, Inc.	76,833	915,081
Chemical Financial Corp.	72,559	2,223,208
Columbia Banking System, Inc.	88,879	2,453,949
Community Trust Bancorp, Inc.	56,287	2,060,667
FCB Financial Holdings, Inc., Class A(a)	78,459	1,933,230
First Citizens BancShares Inc., Class A	11,388	2,878,772
First Financial Corp.	49,269	1,754,962
First NBC Bank Holding Co.(a)	45,723	1,609,450
First Niagara Financial Group, Inc.	420,140	3,541,780
FirstMerit Corp.	120,830	2,282,479
Heritage Financial Corp.	29,896	524,675
Hudson Valley Holding Corp.	64,659	1,756,138
Investors Bancorp, Inc.	283,884	3,186,598
Merchants Bancshares, Inc.	64,159	1,965,190
Northrim BanCorp, Inc.	85,370	2,240,109
Sterling Bancorp	64,383	925,827
Synovus Financial Corp.	128,720	3,487,025
Towne Bank	97,056	1,467,487
Union Bankshares Corp.	65,550	1,578,444
Wintrust Financial Corp.	66,847	3,125,766
Total		56,925,824
Capital Markets 0.6%
INTL FCStone, Inc.(a)	100,515	2,067,594
Consumer Finance 0.8%
Cash America International, Inc.	58,883	1,331,933
Enova International, Inc.(a)	68,973	1,535,339
Total		2,867,272
Diversified Financial Services 0.3%
Pico Holdings, Inc.(a)	59,879	1,128,719
Insurance 8.1%
American Equity Investment Life Holding Co.	115,310	3,365,899
Argo Group International Holdings Ltd.	53,613	2,973,913
Baldwin & Lyons, Inc., Class B	60,728	1,565,568

Common Stocks (continued)

Issuer	Shares	Value ($)
EMC Insurance Group, Inc.	47,570	1,686,832
FBL Financial Group, Inc., Class A	38,579	2,238,739
Hanover Insurance Group, Inc. (The)	48,655	3,470,075
Horace Mann Educators Corp.	80,010	2,654,732
National Western Life Insurance Co., Class A	10,202	2,746,888
Navigators Group, Inc. (The)(a)	29,120	2,135,661
Safety Insurance Group, Inc.	34,755	2,224,668
Symetra Financial Corp.	143,865	3,316,088
United Fire Group, Inc.	72,650	2,159,884
Total		30,538,947
Real Estate Investment Trusts (REITs) 9.8%
Altisource Residential Corp.	26,365	511,481
Associated Estates Realty Corp.	111,549	2,589,052
Brandywine Realty Trust	204,920	3,274,622
Chesapeake Lodging Trust	98,873	3,679,064
Cousins Properties, Inc.	281,891	3,219,195
EastGroup Properties, Inc.	41,319	2,616,319
Getty Realty Corp.	59,312	1,080,072
Highwoods Properties, Inc.	107,770	4,772,056
LaSalle Hotel Properties	66,920	2,708,252
National Health Investors, Inc.	38,697	2,707,242
Potlatch Corp.	44,867	1,878,581
Rexford Industrial Realty, Inc.	115,968	1,821,857
Select Income REIT	46,500	1,135,065
Sunstone Hotel Investors, Inc.	193,016	3,186,694
Terreno Realty Corp.	90,107	1,858,908
Total		37,038,460
Thrifts & Mortgage Finance 4.7%
Astoria Financial Corp.	187,530	2,505,401
Bank Mutual Corp.	278,728	1,912,074
BankFinancial Corp.	106,408	1,261,999
Brookline Bancorp, Inc.	239,011	2,397,280
HomeStreet, Inc.	1,220	21,240
Radian Group, Inc.	158,400	2,648,448
Simplicity Bancorp, Inc.	64,785	1,111,063
Washington Federal, Inc.	140,695	3,116,394
Westfield Financial, Inc.	149,451	1,096,971
WSFS Financial Corp.	19,065	1,465,908
Total		17,536,778
Total Financials		148,103,594

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia Variable Portfolio — Small Cap Value Fund

Portfolio of Investments (continued)

December 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care 4.9%
Biotechnology 0.7%
ARIAD Pharmaceuticals, Inc.(a)	231,850	1,592,810
Dynavax Technologies Corp.(a)	69,190	1,166,530
Total		2,759,340
Health Care Equipment & Supplies 0.5%
Masimo Corp.(a)	72,974	1,922,135
Health Care Providers & Services 2.4%
Chemed Corp.	22,733	2,402,196
Ensign Group, Inc. (The)	24,902	1,105,400
Molina Healthcare, Inc.(a)	63,400	3,393,802
Owens & Minor, Inc.	60,050	2,108,355
Total		9,009,753
Pharmaceuticals 1.3%
Impax Laboratories, Inc.(a)	115,250	3,651,120
Supernus Pharmaceuticals, Inc.(a)	120,132	997,096
Total		4,648,216
Total Health Care		18,339,444
Industrials 11.3%
Aerospace & Defense 2.2%
Esterline Technologies Corp.(a)	34,280	3,759,830
KEYW Holding Corp. (The)(a)	149,920	1,556,170
Orbital Sciences Corp.(a)	105,903	2,847,732
Total		8,163,732
Building Products 0.6%
Universal Forest Products, Inc.	41,800	2,223,760
Commercial Services & Supplies 1.3%
Ennis, Inc.	65,002	875,577
Unifirst Corp.	33,343	4,049,507
Total		4,925,084
Electrical Equipment 0.9%
General Cable Corp.	102,342	1,524,896
GrafTech International Ltd.(a)	317,968	1,608,918
Total		3,133,814
Machinery 5.2%
Albany International Corp., Class A	37,185	1,412,658
Altra Industrial Motion Corp.	65,087	1,847,820
Dynamic Materials Corp.	64,468	1,032,777
EnPro Industries, Inc.(a)	24,726	1,551,804

Common Stocks (continued)

Issuer	Shares	Value ($)
FreightCar America, Inc.	34,697	912,878
Gorman-Rupp Co.	35,426	1,137,883
Hardinge, Inc.	51,140	609,589
Kadant, Inc.	22,246	949,682
LB Foster Co., Class A	46,834	2,274,727
Lydall, Inc.(a)	24,666	809,538
Mueller Industries, Inc.	81,268	2,774,489
Standex International Corp.	26,210	2,024,985
Twin Disc, Inc.	33,145	658,260
Wabash National Corp.(a)	129,810	1,604,452
Total		19,601,542
Road & Rail 0.9%
Werner Enterprises, Inc.	110,208	3,432,979
Trading Companies & Distributors 0.2%
Houston Wire & Cable Co.	66,870	799,096
Total Industrials		42,280,007
Information Technology 11.9%
Communications Equipment 1.5%
Alliance Fiber Optic Products, Inc.	86,364	1,253,142
Comtech Telecommunications Corp.	12,114	381,833
Digi International, Inc.(a)	95,719	889,229
Plantronics, Inc.	24,380	1,292,628
Polycom, Inc.(a)	147,630	1,993,005
Total		5,809,837
Electronic Equipment, Instruments & Components 1.6%
GSI Group, Inc.(a)	75,845	1,116,438
Knowles Corp.(a)	86,230	2,030,717
MTS Systems Corp.	19,009	1,426,245
OSI Systems, Inc.(a)	22,080	1,562,602
Total		6,136,002
Internet Software & Services 0.8%
j2 Global, Inc.	48,416	3,001,792
IT Services 1.2%
Lionbridge Technologies, Inc.(a)	271,794	1,562,815
MoneyGram International, Inc.(a)	103,341	939,370
TeleTech Holdings, Inc.(a)	87,700	2,076,736
Total		4,578,921

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Variable Portfolio — Small Cap Value Fund

Portfolio of Investments (continued)

December 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 3.9%
Entegris, Inc.(a)	197,880	2,613,995
Fairchild Semiconductor International, Inc.(a)	61,290	1,034,575
IXYS Corp.	116,731	1,470,810
M/A-COM Technology Solutions Holdings, Inc.(a)	55,661	1,741,076
Microsemi Corp.(a)	70,800	2,009,304
MKS Instruments, Inc.	63,775	2,334,165
OmniVision Technologies, Inc.(a)	78,488	2,040,688
Silicon Image, Inc.(a)	232,190	1,281,689
Total		14,526,302
Software 2.9%
EnerNOC, Inc.(a)	115,122	1,778,635
ePlus, Inc.(a)	17,250	1,305,653
Mentor Graphics Corp.	176,650	3,872,168
Netscout Systems, Inc.(a)	48,125	1,758,487
Silver Spring Networks, Inc.(a)	134,570	1,134,425
Tangoe, Inc.(a)	72,460	944,154
Total		10,793,522
Total Information Technology		44,846,376
Materials 3.7%
Chemicals 2.1%
LSB Industries, Inc.(a)	42,468	1,335,194
Olin Corp.	64,527	1,469,280
OM Group, Inc.	76,723	2,286,345
Tronox Ltd., Class A	114,593	2,736,481
Total		7,827,300
Containers & Packaging 0.9%
Greif, Inc., Class A	73,489	3,470,886
Metals & Mining 0.7%
Olympic Steel, Inc.	79,296	1,409,883
Stillwater Mining Co.(a)	85,560	1,261,154
Total		2,671,037
Total Materials		13,969,223
Telecommunication Services 0.7%
Diversified Telecommunication Services 0.3%
magicJack VocalTec Ltd.(a)	119,302	968,732

Common Stocks (continued)

Issuer	Shares	Value ($)
Wireless Telecommunication Services 0.4%
Shenandoah Telecommunications Co.	52,114	1,628,563
Total Telecommunication Services		2,597,295
Utilities 6.4%
Electric Utilities 3.4%
El Paso Electric Co.	69,338	2,777,680
IDACORP, Inc.	67,820	4,489,006
MGE Energy, Inc.	45,990	2,097,604
Portland General Electric Co.	89,905	3,401,106
Total		12,765,396
Gas Utilities 2.2%
Laclede Group, Inc. (The)	48,888	2,600,841
Questar Corp.	67,750	1,712,720
Southwest Gas Corp.	67,581	4,177,182
Total		8,490,743
Multi-Utilities 0.8%
Vectren Corp.	63,745	2,946,932
Total Utilities		24,203,071
Total Common Stocks (Cost: $318,287,258)		365,686,518

Exchange-Traded Funds 0.3%

	Shares	Value ($)
iShares Russell 2000 Value ETF	11,690	1,188,639
Total Exchange-Traded Funds (Cost: $1,132,550)		1,188,639

Money Market Funds 2.2%

Columbia Short-Term Cash Fund, 0.115%(b)(c)	8,307,503	8,307,503
Total Money Market Funds (Cost: $8,307,503)		8,307,503
Total Investments (Cost: $327,727,311)		375,182,660
Other Assets & Liabilities, Net		854,777
Net Assets		376,037,437

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Variable Portfolio — Small Cap Value Fund

Portfolio of Investments (continued)

December 31, 2014

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2014.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	11,068,316	90,669,265	(93,430,078)	8,307,503	6,279	8,307,503

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Variable Portfolio — Small Cap Value Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	38,698,402	—	—	38,698,402
Consumer Staples	10,435,010	—	—	10,435,010
Energy	22,214,096	—	—	22,214,096
Financials	148,103,594	—	—	148,103,594
Health Care	18,339,444	—	—	18,339,444
Industrials	42,280,007	—	—	42,280,007
Information Technology	44,846,376	—	—	44,846,376
Materials	13,969,223	—	—	13,969,223
Telecommunication Services	2,597,295	—	—	2,597,295
Utilities	24,203,071	—	—	24,203,071
Exchange-Traded Funds	1,188,639	—	—	1,188,639
Total Equity Securities	366,875,157	—	—	366,875,157
Mutual Funds
Money Market Funds	8,307,503	—	—	8,307,503
Total Mutual Funds	8,307,503	—	—	8,307,503
Total	375,182,660	—	—	375,182,660

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Variable Portfolio — Small Cap Value Fund

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $319,419,808)	$366,875,157
Affiliated issuers (identified cost $8,307,503)	8,307,503
Total investments (identified cost $327,727,311)	375,182,660
Receivable for:
Investments sold	1,842,976
Capital shares sold	252,545
Dividends	463,764
Reclaims	954
Expense reimbursement due from Investment Manager	19,583
Prepaid expenses	2,473
Trustees' deferred compensation plan	47,843
Total assets	377,812,798
Liabilities
Disbursements in excess of cash	5
Payable for:
Investments purchased	1,097,282
Capital shares purchased	167,182
Investment management fees	264,111
Distribution and/or service fees	81,946
Transfer agent fees	20,059
Administration fees	26,746
Compensation of board members	1,879
Chief compliance officer expenses	49
Other expenses	68,259
Trustees' deferred compensation plan	47,843
Total liabilities	1,775,361
Net assets applicable to outstanding capital stock	$376,037,437
Represented by
Paid-in capital	$303,310,688
Undistributed net investment income	2,266,505
Accumulated net realized gain	23,004,966
Unrealized appreciation (depreciation) on:
Investments	47,455,349
Foreign currency translations	(71)
Total — representing net assets applicable to outstanding capital stock	$376,037,437

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Variable Portfolio — Small Cap Value Fund

Statement of Assets and Liabilities (continued)

December 31, 2014

Class 1
Net assets	$7,269,754
Shares outstanding	394,726
Net asset value per share	$18.42
Class 2
Net assets	$368,767,683
Shares outstanding	20,116,489
Net asset value per share	$18.33

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Variable Portfolio — Small Cap Value Fund

Statement of Operations

Year Ended December 31, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$6,441,441
Dividends — affiliated issuers	6,279
Foreign taxes withheld	(2,016)
Total income	6,445,704
Expenses:
Investment management fees	2,999,547
Distribution and/or service fees
Class 2	930,233
Transfer agent fees
Class 1	4,558
Class 2	223,252
Administration fees	303,755
Compensation of board members	29,698
Custodian fees	26,595
Printing and postage fees	101,630
Professional fees	33,212
Chief compliance officer expenses	202
Other	8,073
Total expenses	4,660,755
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(495,806)
Total net expenses	4,164,949
Net investment income	2,280,755
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	23,351,454
Net realized gain	23,351,454
Net change in unrealized appreciation (depreciation) on:
Investments	(14,069,697)
Foreign currency translations	(130)
Net change in unrealized depreciation	(14,069,827)
Net realized and unrealized gain	9,281,627
Net increase in net assets resulting from operations	$11,562,382

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Variable Portfolio — Small Cap Value Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations
Net investment income	$2,280,755	$1,825,059
Net realized gain	23,351,454	48,733,437
Net change in unrealized appreciation (depreciation)	(14,069,827)	52,133,320
Net increase in net assets resulting from operations	11,562,382	102,691,816
Distributions to shareholders
Net investment income
Class 1	(45,378)	(81,752)
Class 2	(1,724,448)	(3,409,393)
Net realized gains
Class 1	(935,207)	—
Class 2	(45,444,408)	—
Total distributions to shareholders	(48,149,441)	(3,491,145)
Increase (decrease) in net assets from capital stock activity	24,581,988	(30,353,275)
Total increase (decrease) in net assets	(12,005,071)	68,847,396
Net assets at beginning of year	388,042,508	319,195,112
Net assets at end of year	$376,037,437	$388,042,508
Undistributed net investment income	$2,266,505	$1,755,576
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Variable Portfolio — Small Cap Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	46,889	912,354	71,472	1,230,784
Distributions reinvested	54,236	980,585	4,395	81,752
Redemptions	(101,523)	(1,972,268)	(1,013,265)	(17,843,148)
Net decrease	(398)	(79,329)	(937,398)	(16,530,612)
Class 2 shares
Subscriptions	1,378,827	26,269,106	1,859,711	34,089,320
Distributions reinvested	2,619,037	47,168,855	183,795	3,409,393
Redemptions	(2,514,241)	(48,776,644)	(2,852,960)	(51,321,376)
Net increase (decrease)	1,483,623	24,661,317	(809,454)	(13,822,663)
Total net increase (decrease)	1,483,225	24,581,988	(1,746,852)	(30,353,275)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Variable Portfolio — Small Cap Value Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2014	2013		2012	2011		2010
Per share data
Net asset value, beginning of period	$20.46	$15.41		$14.59	$17.53		$14.01
Income from investment operations:
Net investment income	0.16	0.11		0.16	0.12		0.13
Net realized and unrealized gain (loss)	0.46	5.14		1.44	(1.04)		3.58
Total from investment operations	0.62	5.25		1.60	(0.92)		3.71
Less distributions to shareholders:
Net investment income	(0.12)	(0.20)		(0.07)	(0.17)		(0.19)
Net realized gains	(2.54)	—		(0.71)	(1.85)		—
Total distributions to shareholders	(2.66)	(0.20)		(0.78)	(2.02)		(0.19)
Net asset value, end of period	$18.42	$20.46		$15.41	$14.59		$17.53
Total return	3.28%	34.22%		11.40%	(5.96%)		26.75%
Ratios to average net assets(a)
Total gross expenses	0.98%	0.98	%(b)	1.00%	0.98	%(b)	0.93	%(b)
Total net expenses(c)	0.88%	0.88	%(b)	0.88%	0.90	%(b)	0.93	%(b)(d)(e)
Net investment income	0.81%	0.63%		1.06%	0.76%		0.85%
Supplemental data
Net assets, end of period (in thousands)	$7,270	$8,084		$20,532	$25,058		$29,529
Portfolio turnover	51%	58%		49%	32%		39%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  The Investment Manager reimbursed interest expense which had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Variable Portfolio — Small Cap Value Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2014	2013		2012	2011		2010
Per share data
Net asset value, beginning of period	$20.39	$15.36		$14.54	$17.49		$13.98
Income from investment operations:
Net investment income	0.12	0.09		0.14	0.10		0.09
Net realized and unrealized gain (loss)	0.46	5.12		1.43	(1.04)		3.58
Total from investment operations	0.58	5.21		1.57	(0.94)		3.67
Less distributions to shareholders:
Net investment income	(0.10)	(0.18)		(0.04)	(0.16)		(0.16)
Net realized gains	(2.54)	—		(0.71)	(1.85)		—
Total distributions to shareholders	(2.64)	(0.18)		(0.75)	(2.01)		(0.16)
Net asset value, end of period	$18.33	$20.39		$15.36	$14.54		$17.49
Total return	3.05%	34.04%		11.25%	(6.13%)		26.46%
Ratios to average net assets(a)
Total gross expenses	1.23%	1.23	%(b)	1.25%	1.23	%(b)	1.18	%(b)
Total net expenses(c)	1.10%	1.03	%(b)	1.03%	1.05	%(b)	1.10	%(b)(d)(e)
Net investment income	0.60%	0.51%		0.93%	0.61%		0.61%
Supplemental data
Net assets, end of period (in thousands)	$368,768	$379,959		$298,663	$266,172		$293,600
Portfolio turnover	51%	58%		49%	32%		39%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The Investment Manager reimbursed interest expense which had an impact of less than 0.01%.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia Variable Portfolio — Small Cap Value Fund

Notes to Financial Statements

December 31, 2014

Note 1. Organization

Columbia Variable Portfolio — Small Cap Value Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds (ETFs) are valued at the close of business of the New York Stock Exchange

(NYSE). Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net

Annual Report 2014
20

Columbia Variable Portfolio — Small Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2014

realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund's management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Annual Report 2014
21

Columbia Variable Portfolio — Small Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2014

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.70% as the Fund's net assets increase. The effective investment management fee rate for the year ended December 31, 2014 was 0.79% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended December 31, 2014 was 0.08% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective December 1, 2014	Voluntary Expense Cap Effective May 1, 2014 through November 30, 2014	Contractual Expense Cap Prior to May 1, 2014
Class 1	0.93%	0.88%	0.88%
Class 2	1.18	1.13	1.03

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction

Annual Report 2014
22

Columbia Variable Portfolio — Small Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2014

charges and interest on borrowed money, interest and extraordinary expenses.

Prior to May 1, 2014, the Distributor voluntarily agreed to reimburse the Class 2 distribution fee in excess of 0.15% if the total annual Fund operating expenses applicable to Class 2 shares, including distribution fees, exceeded the annual rate of 1.03% of the average daily net assets attributable to Class 2 shares.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2014, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses and Trustees' deferred compensation.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2014	2013
Ordinary income	$20,132,781	$3,491,145
Long-term capital gains	28,016,660	—
Total	$48,149,441	$3,491,145

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,192,388
Undistributed long-term capital gains	22,330,742
Net unrealized appreciation	47,249,436

At December 31, 2014, the cost of investments for federal income tax purposes was $327,933,224 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$67,137,427
Unrealized depreciation	(19,887,991)
Net unrealized appreciation	47,249,436

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $190,429,967 and $212,564,075, respectively, for the year ended December 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2014, three unaffiliated shareholders of record owned 94.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended December 31, 2014.

Annual Report 2014
23

Columbia Variable Portfolio — Small Cap Value Fund

Notes to Financial Statements (continued)

December 31, 2014

Note 9. Significant Risks

Financial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the financial sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
24

Columbia Variable Portfolio — Small Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Small Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Small Cap Value Fund (the "Fund", a series of Columbia Funds Variable Insurance Trust) at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2015

Annual Report 2014
25

Columbia Variable Portfolio — Small Cap Value Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2014.

Tax Designations:

Dividends Received Deduction	21.38%
Capital Gain Dividend	$23,525,950

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2014
26

Columbia Variable Portfolio — Small Cap Value Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Insurance Trust.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	59

Spartan Stores, Inc. (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013

Janet Langford Kelly (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			59	None
Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	59	None
William E. Mayer (Born 1940) Trustee	1994	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996	59

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

Annual Report 2014
27

Columbia Variable Portfolio — Small Cap Value Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	59

CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media); Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	59	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	59	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	59	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	59	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2014
28

Columbia Variable Portfolio — Small Cap Value Fund

Trustees and Officers (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 – September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005 – April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 – August 2012

			191

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010 – December 2014; and Vice President and Group Counsel or Lead Counsel 2004 – January 2010); officer of Columbia Funds and affiliated funds since 2007

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Annual Report 2014
29

Columbia Variable Portfolio — Small Cap Value Fund

Trustees and Officers (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010 – January 2013 and Group Counsel, November 2008 – January 2010)

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005 – April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007 – April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005 – April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006 – April 2010
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 – April 2010, and Vice President — Asset Management and Trust Company Services, 2006 – 2009)

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004 – 2010

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005 – April 2010; officer of Columbia Funds and affiliated funds since 2005

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32

Columbia Variable Portfolio — Small Cap Value Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiamanagement.com or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
33

Columbia Variable Portfolio — Small Cap Value Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1501 E (2/15)

Annual Report

December 31, 2014

Columbia Variable Portfolio — Small Company Growth Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Small Company Growth Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	25
Federal Income Tax Information	26
Trustees and Officers	27
Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Variable Portfolio — Small Company Growth Fund

Performance Overview

Performance Summary

>  Columbia Variable Portfolio — Small Company Growth Fund (the Fund) Class 2 shares returned -4.86% for the 12-month period that ended December 31, 2014.

>  The Fund underperformed its benchmark, the Russell 2000 Growth Index, which returned 5.60% for the same time period.

>  Relative to the benchmark, stock selection and sector positioning detracted from results.

Average Annual Total Returns (%) (for period ended December 31, 2014)

	Inception	1 Year	5 Years	10 Years
Class 1	01/01/89	-4.64	12.71	5.89
Class 2	06/01/00	-4.86	12.41	5.67
Russell 2000 Growth Index		5.60	16.80	8.54

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

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2

Columbia Variable Portfolio — Small Company Growth Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2005 – December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Small Company Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

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3

Columbia Variable Portfolio — Small Company Growth Fund

Manager Discussion of Fund Performance

Portfolio Management

Wayne Collette, CFA

Lawrence Lin, CFA

Rahul Narang

Daniel Cole, CFA*

* Effective January 22, 2015, Mr. Cole was named a Portfolio Manager of the Fund.

Top Ten Holdings (%) (at December 31, 2014)
Middleby Corp. (The)	2.4
PRA Group, Inc.	1.9
Domino's Pizza, Inc.	1.7
United Natural Foods, Inc.	1.7
CoStar Group, Inc.	1.7
Akorn, Inc.	1.7
Sonic Corp.	1.6
Align Technology, Inc.	1.6
RF Micro Devices, Inc.	1.6
Pacira Pharmaceuticals, Inc.	1.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2014)
Common Stocks	97.2
Consumer Discretionary	22.4
Consumer Staples	2.9
Energy	1.7
Financials	5.6
Health Care	24.2
Industrials	14.3
Information Technology	24.4
Materials	0.7
Telecommunication Services	1.0
Money Market Funds	2.8
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

For the 12-month period that ended December 31, 2014, the Fund's Class 2 shares returned -4.86%. The Fund underperformed its benchmark, the Russell 2000 Growth Index, which returned 5.60% for the same time period. Our fundamental research process tends to favor high quality companies believed to have sustainable, long-term growth prospects, high or improving margins and return on invested capital, internally financed growth and strong management teams. Many portfolio holdings can be described as growth at a reasonable price (GARP), which was out of favor during the period in which investors favored small companies with high price-to-earnings multiples. Relative to the benchmark, stock selection and sector positioning detracted from results.

U.S. Economic Growth Accelerated

A cold and difficult 2014 winter brought many parts of the United States to a standstill. However, the pace of U.S. economic growth picked up as 2014 unfolded. Gross domestic product broke above its 3.0% long-term historical average, with gains of 4.6% in the second quarter and 5.0% in the third. The labor market added just below 250,000 new jobs monthly, on average, during the year. Solid new job growth drove the unemployment rate down to 5.6%, its lowest mark since 2008. After languishing during the winter months, manufacturing activity remained solid, even though it slipped in December. Industrial capacity utilization rose to a recovery high of 80.1%, in line with its long-term average. Corporate profit growth improved after a weak start in 2014 but lagged as the year came to a close. Consumer confidence reached a seven-year high, as improved job availability and prospects for higher wages buoyed expectations that the economy was gaining ground and falling energy prices helped boost spending. The housing market struggled as bad winter weather, tighter borrowing standards, rising prices and higher mortgage rates early in the period restrained the sector's recovery to a slower pace than in 2013. New and existing home sales improved in the spring but weakened near year end. One bright spot: building permits for both single- and multi-family housing rose to a post-recession high.

Stock Selection Disappointed

Stock selection in the information technology, health care, consumer discretionary, consumer staples, financials and materials sectors detracted from results. In information technology and health care, performance was hurt by the massive sell-off of software-as-a-service (SaaS) stocks, "cloud" companies and biotech stocks. U.S. Federal Reserve (Fed) Chair Janet Yellen's remarks at her first Fed meeting in March 2014 were interpreted by many investors to suggest that short-term interest rates might rise sooner rather than later. As investors scaled down return expectations, technology and health care stocks took a hit. In particular, shares of high-growth internet, "cloud" and biotech companies, which had appreciated strongly in 2013, declined sharply. Against this backdrop, Infoblox, Guidewire Software, Acxiom Corporation, Cornerstone OnDemand and Medidata Solutions were significant detractors from performance. In the consumer discretionary sector, Conn's was a top detractor from Fund results. Conn's is a specialty retailer of durable consumer products (consumer electronics, home appliances, furniture and mattresses, lawn and garden equipment and repair service agreements). The company also provides consumer credit to support customer purchases. Conn's reported results fell short of

Annual Report 2014
4

Columbia Variable Portfolio — Small Company Growth Fund

Manager Discussion of Fund Performance (continued)

expectations, with credit issues arising for the third time in the last five quarters. Natural Grocers by Vitamin Cottage was another disappointment. The natural and organic grocer, primarily in Colorado and Texas, lowered its revenue and earnings guidance in the period, citing increased competition.

Energy and Industrials Holdings Bolster Results

Holdings in the energy and industrials sectors aided relative performance. We did well to underweight energy holdings, which suffered as the result of declining oil prices and a strengthening U.S. dollar. The Fund had no exposure to several of the stocks that were hardest hit, which resulted in an overall positive for performance relative to the benchmark.

In the airlines industry within the industrials sector, Alaska Air Group, Spirit Airlines, JetBlue Airways and Virgin America were top contributors to relative performance. Throughout the period, the group reported strong revenue growth, driven by continued industry capacity discipline and favorable cost performance from lower fuel prices. Earnings growth for airlines has been generally strong over the last several years, as they have exercised pricing power to control the impact of added capacity. Virgin America soared after its initial public offering in November. The airline is focused on a business customer base while maintaining a low-cost operation. Its model has proven successful in generating premium revenue in its most developed markets, from transcontinental to shorter haul routes.

The stock price of two biotech holdings in the Fund more than doubled in the period: Auspex Pharmaceuticals and Bluebird Bio. Auspex reported solid data from a Phase 3 trial for a drug that treats Huntington's disease. Similarly, Bluebird Bio reported breakthrough results for its gene therapy platform.

Looking Ahead

We believe that many small- and mid-cap stocks are fairly valued at this time. Some of the underperforming micro-cap stocks from 2014 look more attractive to us in 2015. We believe that 2014 small-cap earnings may have the potential for low double-digit growth, while the Russell 2500 Growth Index appreciated 7.05%, resulting in slightly lower P/E (price-to-earnings) valuations than a year ago. We may see a similar pattern in 2015 whereby small- and mid-cap stock returns fall below the rate of earnings growth. At this time, we expect energy will have a mixed impact on 2015. On the consumer side, lower prices have the potential to increase consumer discretionary spending.

We believe the Fund is currently positioned to benefit from our bottom-up, fundamental research process, which favors high quality companies believed to have sustainable long-term growth prospects, high or improving margins and return on invested capital, internally financed growth and strong management teams.

Annual Report 2014
5

Columbia Variable Portfolio — Small Company Growth Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,015.00	1,020.37	4.88	4.89	0.96
Class 2	1,000.00	1,000.00	1,013.50	1,019.11	6.14	6.16	1.21

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

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6

Columbia Variable Portfolio — Small Company Growth Fund

Portfolio of Investments

December 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 97.0%

Issuer	Shares	Value ($)
Consumer Discretionary 22.8%
Auto Components 0.7%
Gentherm, Inc.(a)	5,776	211,517
Diversified Consumer Services 1.6%
Capella Education Co.	2,522	194,093
LifeLock, Inc.(a)	16,021	296,549
Total		490,642
Hotels, Restaurants & Leisure 9.7%
Del Frisco's Restaurant Group, Inc.(a)	18,991	450,846
Domino's Pizza, Inc.	5,547	522,361
Fiesta Restaurant Group, Inc.(a)	5,421	329,597
Jack in the Box, Inc.	2,273	181,749
Noodles & Co.(a)	10,294	271,247
Red Robin Gourmet Burgers, Inc.(a)	3,097	238,391
SeaWorld Entertainment, Inc.	8,284	148,284
Six Flags Entertainment Corp.	8,729	376,656
Sonic Corp.	17,743	483,142
Total		3,002,273
Household Durables 0.7%
Tempur Sealy International, Inc.(a)	3,934	216,016
Internet & Catalog Retail 1.6%
Liberty TripAdvisor Holdings, Inc., Class A(a)	9,746	262,167
Qunar Cayman Islands Ltd., ADR(a)	3,907	111,076
Total		373,243
Media 5.3%
Carmike Cinemas, Inc.(a)	14,608	383,752
Eros International PLC(a)	18,370	388,709
IMAX Corp.(a)	11,086	342,557
MDC Partners, Inc., Class A	10,798	245,331
Rentrak Corp.(a)	3,678	267,832
Total		1,628,181
Specialty Retail 2.2%
Five Below, Inc.(a)	6,188	252,656
Lithia Motors, Inc., Class A	1,461	126,654
Mattress Firm Holding Corp.(a)	2,645	153,622
Monro Muffler Brake, Inc.	2,579	149,066
Total		681,998

Common Stocks (continued)

Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 1.0%
Skechers U.S.A., Inc., Class A(a)	5,712	315,588
Total Consumer Discretionary		6,919,458
Consumer Staples 2.9%
Food & Staples Retailing 2.9%
Diplomat Pharmacy, Inc.(a)	9,533	260,918
Fresh Market, Inc. (The)(a)	3,136	129,203
United Natural Foods, Inc.(a)	6,668	515,603
Total		905,724
Total Consumer Staples		905,724
Energy 1.7%
Oil, Gas & Consumable Fuels 1.7%
Carrizo Oil & Gas, Inc.(a)	4,864	202,342
Diamondback Energy, Inc.(a)	3,183	190,280
Matador Resources Co.(a)	6,681	135,157
Total		527,779
Total Energy		527,779
Financials 5.6%
Banks 1.4%
BankUnited, Inc.	15,048	435,940
Consumer Finance 1.8%
PRA Group, Inc.(a)	9,684	560,994
Real Estate Investment Trusts (REITs) 2.4%
Physicians Realty Trust	17,833	296,028
Sovran Self Storage, Inc.	3,165	276,051
STORE Capital Corp.	7,596	164,150
Total		736,229
Total Financials		1,733,163
Health Care 24.0%
Biotechnology 7.9%
ACADIA Pharmaceuticals, Inc.(a)	5,431	172,434
Acceleron Pharma, Inc.(a)	1,257	48,973
Achillion Pharmaceuticals, Inc.(a)	5,770	70,683
ARIAD Pharmaceuticals, Inc.(a)	6,558	45,053
Arrowhead Research Corp.(a)	15,506	114,434
Auspex Pharmaceuticals, Inc.(a)	3,169	166,309
Bluebird Bio, Inc.(a)	1,657	151,980

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
7

Columbia Variable Portfolio — Small Company Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Clovis Oncology, Inc.(a)	2,719	152,264
Dyax Corp.(a)	3,887	54,651
Juno Therapeutics, Inc.(a)	2,915	152,221
Keryx Biopharmaceuticals, Inc.(a)	11,856	167,762
Kite Pharma, Inc.(a)	1,245	71,799
Novavax, Inc.(a)	34,951	207,259
Puma Biotechnology, Inc.(a)	1,017	192,488
Receptos, Inc.(a)	1,650	202,142
Regulus Therapeutics, Inc.(a)	7,998	128,288
TESARO, Inc.(a)	6,888	256,165
Tokai Pharmaceuticals, Inc.(a)	6,573	96,886
Total		2,451,791
Health Care Equipment & Supplies 3.2%
Align Technology, Inc.(a)	8,631	482,559
DexCom, Inc.(a)	3,472	191,134
Insulet Corp.(a)	7,050	324,723
Total		998,416
Health Care Providers & Services 5.7%
Air Methods Corp.(a)	5,831	256,739
HealthEquity, Inc.(a)	8,150	207,418
HealthSouth Corp.	8,093	311,257
LifePoint Hospitals, Inc.(a)	4,850	348,763
MWI Veterinary Supply, Inc.(a)	1,403	238,384
Team Health Holdings, Inc.(a)	6,746	388,097
Total		1,750,658
Health Care Technology 0.6%
Medidata Solutions, Inc.(a)	3,708	177,057
Life Sciences Tools & Services 1.5%
ICON PLC(a)	5,059	257,958
INC Research Holdings, Inc. Class A(a)	8,147	209,297
Total		467,255
Pharmaceuticals 5.1%
Akorn, Inc.(a)	13,675	495,035
Catalent, Inc.(a)	13,330	371,640
Horizon Pharma PLC(a)	9,063	116,822
Pacira Pharmaceuticals, Inc.(a)	5,278	467,948
Revance Therapeutics, Inc.(a)	7,871	133,335
Total		1,584,780
Total Health Care		7,429,957

Common Stocks (continued)

Issuer	Shares	Value ($)
Industrials 14.3%
Airlines 4.1%
Air Canada(a)	14,944	152,681
Alaska Air Group, Inc.	7,087	423,519
JetBlue Airways Corp.(a)	18,725	296,979
Virgin America, Inc.(a)	8,926	386,050
Total		1,259,229
Commercial Services & Supplies 0.3%
MiX Telematics Ltd., ADR(a)	12,236	79,534
Electrical Equipment 0.8%
Generac Holdings, Inc.(a)	4,934	230,714
Machinery 3.5%
Greenbrier Companies, Inc. (The)	3,572	191,923
John Bean Technologies Corp.	5,387	177,017
Middleby Corp. (The)(a)	7,341	727,493
Total		1,096,433
Professional Services 1.8%
Corporate Executive Board Co. (The)	4,190	303,901
Wageworks, Inc.(a)	4,008	258,796
Total		562,697
Road & Rail 1.9%
Marten Transport Ltd.	11,592	253,401
Swift Transportation Co.(a)	11,968	342,644
Total		596,045
Trading Companies & Distributors 1.9%
Rush Enterprises, Inc., Class A(a)	5,012	160,635
Watsco, Inc.	3,986	426,502
Total		587,137
Total Industrials		4,411,789
Information Technology 23.9%
Communications Equipment 1.2%
Arris Group, Inc.(a)	4,411	133,168
Aruba Networks, Inc.(a)	4,868	88,500
Ruckus Wireless, Inc.(a)	11,448	137,605
Total		359,273
Electronic Equipment, Instruments & Components 1.9%
Belden, Inc.	4,088	322,175
FEI Co.	2,960	267,436
Total		589,611

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia Variable Portfolio — Small Company Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Internet Software & Services 5.8%
comScore, Inc.(a)	4,525	210,096
Constant Contact, Inc.(a)	4,383	160,856
CoStar Group, Inc.(a)	2,798	513,797
Endurance International Group Holdings, Inc.(a)	11,634	214,415
GrubHub, Inc.(a)	4,005	145,461
LogMeIn, Inc.(a)	4,694	231,602
RetailMeNot, Inc.(a)	8,525	124,636
Shutterstock, Inc.(a)	4,760	328,916
Total		1,929,779
IT Services 2.0%
Euronet Worldwide, Inc.(a)	6,779	372,167
MAXIMUS, Inc.	4,633	254,074
Total		626,241
Semiconductors & Semiconductor Equipment 5.1%
Formfactor, Inc.(a)	23,263	200,062
Microsemi Corp.(a)	9,499	269,582
Monolithic Power Systems, Inc.	7,409	368,524
Rambus, Inc.(a)	8,351	92,612
RF Micro Devices, Inc.	28,921	479,799
Spansion, Inc., Class A(a)	5,090	174,180
Total		1,584,759
Software 7.4%
A10 Networks, Inc.(a)	26,972	117,598
Aspen Technology, Inc.(a)	4,059	142,146
Barracuda Networks, Inc.(a)	8,557	306,683
Fortinet, Inc.(a)	10,481	321,347
Manhattan Associates, Inc.(a)	3,032	123,463
PTC, Inc.(a)	11,628	426,166

Common Stocks (continued)

Issuer	Shares	Value ($)
Synchronoss Technologies, Inc.(a)	6,409	268,281
Tyler Technologies, Inc.(a)	2,508	274,476
Ultimate Software Group, Inc. (The)(a)	2,085	306,109
Total		2,286,269
Technology Hardware, Storage & Peripherals 0.5%
Electronics for Imaging, Inc.(a)	3,398	145,537
Total Information Technology		7,521,469
Materials 0.7%
Chemicals 0.7%
Chemtura Corp.(a)	9,212	227,813
Total Materials		227,813
Telecommunication Services 1.1%
Diversified Telecommunication Services 1.1%
Cogent Communications Holdings, Inc.	9,130	323,111
Total Telecommunication Services		323,111
Total Common Stocks (Cost: $25,735,586)		30,000,263

Money Market Funds 2.8%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.115%(b)(c)	873,865	873,865
Total Money Market Funds (Cost: $873,865)		873,865
Total Investments (Cost: $26,609,451)		30,874,128
Other Assets & Liabilities, Net		51,263
Net Assets		30,925,391

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2014.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	381,870	15,987,667	(15,495,672)	873,865	716	873,865

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
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Columbia Variable Portfolio — Small Company Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Variable Portfolio — Small Company Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	6,919,458	—	—	6,919,458
Consumer Staples	905,724	—	—	905,724
Energy	527,779	—	—	527,779
Financials	1,733,163	—	—	1,733,163
Health Care	7,429,957	—	—	7,429,957
Industrials	4,411,789	—	—	4,411,789
Information Technology	7,521,469	—	—	7,521,469
Materials	227,813	—	—	227,813
Telecommunication Services	323,111	—	—	323,111
Total Equity Securities	30,000,263	—	—	30,000,263
Mutual Funds
Money Market Funds	873,865	—	—	873,865
Total Mutual Funds	873,865	—	—	873,865
Total	30,874,128	—	—	30,874,128

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Variable Portfolio — Small Company Growth Fund

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $25,735,586)	$30,000,263
Affiliated issuers (identified cost $873,865)	873,865
Total investments (identified cost $26,609,451)	30,874,128
Receivable for:
Investments sold	461,855
Capital shares sold	7,916
Dividends	7,902
Expense reimbursement due from Investment Manager	6,138
Prepaid expenses	202
Trustees' deferred compensation plan	28,090
Total assets	31,386,231
Liabilities
Payable for:
Investments purchased	296,958
Capital shares purchased	55,462
Investment management fees	21,915
Distribution and/or service fees	97
Transfer agent fees	1,664
Administration fees	2,219
Compensation of board members	25,110
Chief compliance officer expenses	4
Other expenses	29,321
Trustees' deferred compensation plan	28,090
Total liabilities	460,840
Net assets applicable to outstanding capital stock	$30,925,391
Represented by
Paid-in capital	$25,433,801
Excess of distributions over net investment income	(50,499)
Accumulated net realized gain	1,277,412
Unrealized appreciation (depreciation) on:
Investments	4,264,677
Total — representing net assets applicable to outstanding capital stock	$30,925,391

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Variable Portfolio — Small Company Growth Fund

Statement of Assets and Liabilities (continued)

December 31, 2014

Class 1
Net assets	$30,488,076
Shares outstanding	1,789,623
Net asset value per share	$17.04
Class 2
Net assets	$437,315
Shares outstanding	26,364
Net asset value per share	$16.59

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Variable Portfolio — Small Company Growth Fund

Statement of Operations

Year Ended December 31, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$152,701
Dividends — affiliated issuers	716
Foreign taxes withheld	(1,674)
Total income	151,743
Expenses:
Investment management fees	260,969
Distribution and/or service fees
Class 2	1,072
Transfer agent fees
Class 1	19,563
Class 2	257
Administration fees	26,428
Compensation of board members	23,225
Custodian fees	17,730
Printing and postage fees	16,882
Professional fees	20,763
Chief compliance officer expenses	18
Other	2,192
Total expenses	389,099
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(70,804)
Total net expenses	318,295
Net investment loss	(166,552)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	1,341,965
Foreign currency translations	(8)
Net realized gain	1,341,957
Net change in unrealized appreciation (depreciation) on:
Investments	(3,138,409)
Net change in unrealized depreciation	(3,138,409)
Net realized and unrealized loss	(1,796,452)
Net decrease in net assets from operations	$(1,963,004)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Variable Portfolio — Small Company Growth Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations
Net investment loss	$(166,552)	$(200,517)
Net realized gain	1,341,957	8,227,679
Net change in unrealized appreciation (depreciation)	(3,138,409)	4,188,733
Net increase (decrease) in net assets resulting from operations	(1,963,004)	12,215,895
Distributions to shareholders
Net investment income
Class 1	—	(37,314)
Net realized gains
Class 1	(569,539)	—
Class 2	(7,891)	—
Total distributions to shareholders	(577,430)	(37,314)
Decrease in net assets from capital stock activity	(5,076,714)	(6,788,491)
Total increase (decrease) in net assets	(7,617,148)	5,390,090
Net assets at beginning of year	38,542,539	33,152,449
Net assets at end of year	$30,925,391	$38,542,539
Excess of distributions over net investment income	$(50,499)	$(45,607)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Variable Portfolio — Small Company Growth Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	61,174	1,026,080	75,026	1,244,581
Distributions reinvested	35,157	569,539	2,321	37,314
Redemptions	(398,745)	(6,671,948)	(507,898)	(7,915,087)
Net decrease	(302,414)	(5,076,329)	(430,551)	(6,633,192)
Class 2 shares
Subscriptions	3,950	67,433	13,925	194,858
Distributions reinvested	500	7,891	—	—
Redemptions	(4,567)	(75,709)	(22,003)	(350,157)
Net decrease	(117)	(385)	(8,078)	(155,299)
Total net decrease	(302,531)	(5,076,714)	(438,629)	(6,788,491)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Variable Portfolio — Small Company Growth Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2014	2013	2012	2011	2010
Per share data
Net asset value, beginning of period	$18.20	$12.97	$11.58	$12.26	$9.55
Income from investment operations:
Net investment loss	(0.08)	(0.09)	(0.02)	(0.08)	(0.06)
Net realized and unrealized gain (loss)	(0.78)	5.34	1.41	(0.60)	2.77
Total from investment operations	(0.86)	5.25	1.39	(0.68)	2.71
Less distributions to shareholders:
Net investment income	—	(0.02)	—	—	—
Net realized gains	(0.30)	—	—	—	—
Total distributions to shareholders	(0.30)	(0.02)	—	—	—
Net asset value, end of period	$17.04	$18.20	$12.97	$11.58	$12.26
Total return	(4.64%)	40.47%	12.00%	(5.55%)	28.38%
Ratios to average net assets(a)
Total gross expenses	1.17%	1.14%	1.12%	1.21%	1.01%
Total net expenses(b)	0.96%	0.97%	0.99%	0.98%	0.90	%(c)
Net investment loss	(0.50%)	(0.55%)	(0.13%)	(0.66%)	(0.55%)
Supplemental data
Net assets, end of period (in thousands)	$30,488	$38,072	$32,714	$38,578	$50,324
Portfolio turnover	138%	127%	116%	106%	134%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
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Columbia Variable Portfolio — Small Company Growth Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2014	2013	2012	2011	2010
Per share data
Net asset value, beginning of period	$17.77	$12.69	$11.36	$12.06	$9.42
Income from investment operations:
Net investment loss	(0.12)	(0.12)	(0.05)	(0.11)	(0.08)
Net realized and unrealized gain (loss)	(0.76)	5.20	1.38	(0.59)	2.72
Total from investment operations	(0.88)	5.08	1.33	(0.70)	2.64
Less distributions to shareholders:
Net realized gains	(0.30)	—	—	—	—
Total distributions to shareholders	(0.30)	—	—	—	—
Net asset value, end of period	$16.59	$17.77	$12.69	$11.36	$12.06
Total return	(4.86%)	40.03%	11.71%	(5.80%)	28.03%
Ratios to average net assets(a)
Total gross expenses	1.43%	1.39%	1.42%	1.47%	1.26%
Total net expenses(b)	1.21%	1.22%	1.24%	1.23%	1.15	%(c)
Net investment loss	(0.75%)	(0.79%)	(0.44%)	(0.91%)	(0.81%)
Supplemental data
Net assets, end of period (in thousands)	$437	$471	$438	$2,061	$2,316
Portfolio turnover	138%	127%	116%	106%	134%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Variable Portfolio — Small Company Growth Fund

Notes to Financial Statements

December 31, 2014

Note 1. Organization

Columbia Variable Portfolio — Small Company Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Annual Report 2014
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Columbia Variable Portfolio — Small Company Growth Fund

Notes to Financial Statements (continued)

December 31, 2014

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund's management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment

Annual Report 2014
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Columbia Variable Portfolio — Small Company Growth Fund

Notes to Financial Statements (continued)

December 31, 2014

companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.70% as the Fund's net assets increase. The effective investment management fee rate for the year ended December 31, 2014 was 0.79% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended December 31, 2014 was 0.08% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective May 1, 2014	Contractual Expense Cap Prior to May 1, 2014
Class 1	0.96%	0.96%
Class 2	1.21	1.21

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid

Annual Report 2014
21

Columbia Variable Portfolio — Small Company Growth Fund

Notes to Financial Statements (continued)

December 31, 2014

by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2014, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions, net operating loss reclassification, deficiency dividend and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$161,660
Accumulated net realized gain	15
Paid-in capital	(161,675)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2014	2013
Ordinary income	$—	$35,368
Long-term capital gains	577,430	1,946
Total	$577,430	$37,314

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gains	$1,153,632
Net unrealized appreciation	4,015,874

At December 31, 2014, the cost of investments for federal income tax purposes was $26,858,254 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$4,760,534
Unrealized depreciation	(744,660)
Net unrealized appreciation	$4,015,874

For the year ended December 31, 2014, $382,078 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $45,017,307 and $51,292,768, respectively, for the year ended December 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2014, two unaffiliated shareholders of record owned 80.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014

Annual Report 2014
22

Columbia Variable Portfolio — Small Company Growth Fund

Notes to Financial Statements (continued)

December 31, 2014

amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended December 31, 2014.

Note 9. Significant Risks

Consumer Discretionary Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors.

Health Care Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors.

Information Technology Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its

Annual Report 2014
23

Columbia Variable Portfolio — Small Company Growth Fund

Notes to Financial Statements (continued)

December 31, 2014

affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
24

Columbia Variable Portfolio — Small Company Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Small Company Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Small Company Growth Fund (the "Fund", a series of Columbia Funds Variable Insurance Trust) at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2015

Annual Report 2014
25

Columbia Variable Portfolio — Small Company Growth Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2014.

Tax Designations:

Capital Gain Dividend	$1,602,526

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2014
26

Columbia Variable Portfolio — Small Company Growth Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Insurance Trust.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	59

Spartan Stores, Inc. (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013

Janet Langford Kelly (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			59	None
Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	59	None
William E. Mayer (Born 1940) Trustee	1994	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996	59

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

Annual Report 2014
27

Columbia Variable Portfolio — Small Company Growth Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	59

CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media); Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	59	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	59	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	59	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	59	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2014
28

Columbia Variable Portfolio — Small Company Growth Fund

Trustees and Officers (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005 – April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			191

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010 – December 2014; and Vice President and Group Counsel or Lead Counsel 2004 – January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014
29

Columbia Variable Portfolio — Small Company Growth Fund

Trustees and Officers (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010 – January 2013 and Group Counsel, November 2008 – January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005 – April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007 – April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005 – April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006 – April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 – April 2010, and Vice President — Asset Management and Trust Company Services, 2006 – 2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004 – 2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005 – April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2014
30

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Annual Report 2014
31

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Annual Report 2014
32

Columbia Variable Portfolio — Small Company Growth Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiamanagement.com or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
33

Columbia Variable Portfolio — Small Company Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1506 E (2/15)

Annual Report

December 31, 2014

Columbia Variable Portfolio — Core Bond Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Core Bond Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	22
Statement of Operations	24
Statement of Changes in Net Assets	25
Financial Highlights	27
Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm	40
Trustees and Officers	41
Important Information About This Report	45

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Variable Portfolio — Core Bond Fund

Performance Overview

Performance Summary

>  Columbia Variable Portfolio — Core Bond Fund (the Fund) Class 2 shares returned 5.25% for the 12-month period that ended December 31, 2014.

>  The Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 5.97% for the same time period.

>  Duration positioning and an overweight to the credit sector hampered Fund results, while a focus on high quality assets and a structure favoring a flatter yield curve boosted relative performance.

Average Annual Total Returns (%) (for period ended December 31, 2014)

	Inception	1 Year	Life
Class 1	04/30/13	5.62	0.83
Class 2	04/30/13	5.25	0.56
Barclays U.S. Aggregate Bond Index		5.97	1.73

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia Variable Portfolio — Core Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 30, 2013 – December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Core Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualifed pension or retirement plan, if any.

Annual Report 2014
3

Columbia Variable Portfolio — Core Bond Fund

Manager Discussion of Fund Performance

Portfolio Management

Carl Pappo, CFA

Michael Zazzarino

Portfolio Breakdown (%) (at December 31, 2014)
Asset-Backed Securities — Agency	4.0
Asset-Backed Securities — Non-Agency	8.1
Commercial Mortgage-Backed Securities — Non-Agency	7.1
Corporate Bonds & Notes	24.2
Foreign Government Obligations	1.6
Money Market Funds	0.9
Municipal Bonds	0.8
Preferred Debt	0.9
Residential Mortgage-Backed Securities — Agency	27.2
Residential Mortgage-Backed Securities — Non-Agency	2.4
Treasury Bills	3.6
U.S. Government & Agency Obligations	7.8
U.S. Treasury Obligations	11.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

At December 31, 2014, approximately 100% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2014, the Fund's Class 2 shares returned 5.25%. The Fund modestly underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 5.97% for the same period. Duration positioning and an overweight to the credit sector hampered Fund results, while a focus on high quality assets and a structure favoring a flatter yield curve boosted relative performance.

Decline in Interest Rates Surprised Fixed-Income Market

Despite improving U.S. economic data and a broadly rallying U.S. equity market, interest rates fell during the annual period due to concerns about slower than anticipated domestic economic growth and fears of recession in Europe. The decline in interest rates was a dominant factor during the annual period, as it caught by surprise many fixed-income managers running portfolios with durations short of their respective benchmarks. Falling interest rates in Europe and the strengthening U.S. dollar attracted investors to higher yields in the U.S., helping to drive rates lower.

As interest rates declined, long-duration U.S. Treasuries were the top performers during the annual period. Long-duration credit underperformed during the annual period, as credit spreads were unable to keep up with the rally in 30-year U.S. Treasuries. Contributing to the underperformance of corporate bonds was the fact that more than $245 billion in corporate debt was issued in the fourth quarter of 2014 alone. This large debt issuance dampened corporate bond performance, as the allure of concessions being offered to sell new issues widened secondary market bonds and hampered liquidity. For the annual period overall, investment-grade corporate bond issuance was just over $1 trillion, up 9% year-over-year, a new record. On balance, demand for new issues remained strong, and supply was well over-subscribed. Within the corporate bond sector, higher quality sectors generally outperformed, though issuers rated A modestly lagged issues rated BBB. Energy was the worst performing industry, as energy-related company spreads widened, impacted by the sharp decline in oil prices. The media/entertainment industry was the best performer. The media/entertainment industry saw spreads tighten during the annual period, as merger and acquisition activity improved competitive positioning without impairing strong balance sheets.

Duration Positioning and Credit Sector Overweight Hampered Results

The Fund generally maintained a duration position that was modestly shorter than that of the benchmark, which detracted from results, as interest rates

Annual Report 2014
4

Columbia Variable Portfolio — Core Bond Fund

Manager Discussion of Fund Performance (continued)

declined. Duration is a measure of the Fund's sensitivity to changes in interest rates.

Having an overweight allocation to the corporate bond sector overall detracted. Further, having an overweight allocation to and individual issue selection within the energy industry, which, as indicated, was the worst performer within the corporate bond sector during the annual period, also detracted, as spreads widened with the decline in oil prices. Having an underweight allocation to U.S. Treasuries, the best performing sector in the U.S. fixed-income market during the annual period, also hampered performance.

Yield Curve Positioning and High Quality Bias Boosted Performance

On the positive side, the Fund's yield curve positioning contributed positively to relative results. In mid-2014, when the U.S. Treasury yield curve was still steep, we implemented a curve flattening strategy in anticipation that the spread, or differential, between short- and long-maturity interest rates would decline. This strategy proved prudent, as the U.S. Treasury yield curve indeed flattened during the annual period. The anticipation of a more restrictive Federal Reserve (Fed) monetary policy drove short-term interest rates up, while longer term rates fell due to investors looking for yield and insurance companies and pension plans looking for long-duration assets.

An overweight exposure to high quality commercial mortgage-backed securities (CMBS) and, within the corporate bond sector, to high quality banking and financial institutions, aided the Fund's relative performance, as higher quality assets generally outperformed lower quality assets. Having an underweight allocation to the basic materials industry also added value, as basic materials bond spreads widened with lower commodity prices. Overall, individual issue selection within the corporate bond and mortgage-backed securities sectors contributed positively.

Derivative Positions

The Fund used Treasury futures contracts during the annual period to manage duration in executing its strategy of putting on a yield curve flattening bias in mid-2014. Also, we reduced the Fund's credit exposure through cash trades and hedging strategies, using single-name and index credit default swaps to offset long cash positions. While the swap contracts did not have a meaningful impact on performance, the futures contracts negatively impacted the Fund's performance during the period.

Shifting Market Conditions Drove Changes

As already mentioned, we implemented a curve flattening strategy within the Fund in mid-2014. Additionally, the compression in credit spreads, the consensus forecast for higher interest rates and the likelihood of further spread widening prompted us to improve the overall credit quality of the Fund as the annual period progressed. We primarily shifted from high quality industrials to higher quality corporate debt, short-dated CMBS and AAA-rated government-backed agency securities, such as Small Business Administration loans. The upgrade in quality helped support Fund results.

Quality Breakdown (%) (at December 31, 2014)
AAA rating	66.9
AA rating	4.5
A rating	9.4
BBB rating	17.4
Non-investment grade	1.2
Not rated	0.6
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated". Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount and type of any collateral.

Annual Report 2014
5

Columbia Variable Portfolio — Core Bond Fund

Manager Discussion of Fund Performance (continued)

Strategically, we maintained the Fund's overweight relative to the benchmark in the investment-grade corporate bond sector but did reduce the weighting as the annual period progressed, as spreads came under pressure and widened. During the fourth quarter, we sought to improve the Fund's liquidity and thus increased its exposure to U.S. Treasuries, though it remained underweight relative to the benchmark.

Looking Ahead

Consistent with statements issued by the Fed regarding interest rate policy, our current outlook anticipates a flatter yield curve, as we believe short-term interest rates are likely to trend higher in the coming year. As the Fed adjusts its monetary policies, we believe that higher interest rates may encourage a widening of credit spreads, as the credit sector benefited from the Fed's accommodative stance and from investors' pursuit of higher yields. Investors did already see some credit spread widening in the last months of 2014 after spreads had reached historically tight levels, in part due to heavy new issue supply as low interest rates persisted.

Our team began positioning the Fund for wider spreads in 2014, and we intend to continue to look for opportunities to improve the overall credit quality of the Fund going forward. With the widening of credit sector spreads across industries, we believe that corporate sector spreads may present attractive valuations should credit fundamentals remain strong. Energy is one industry of particular interest to us, as spreads have widened notably due to the decline in oil prices.

We currently intend to maintain the Fund's overweight to CMBS in the months ahead. We expect improvement in commercial real estate fundamentals to continue at a steady pace and to maintain this trend with an improving economy. In our opinion, residential mortgage-backed securities origination also should improve with lower unemployment and wage growth, but may face the headwind of higher mortgage rates as the Fed shifts to a somewhat less accommodative monetary policy.

Annual Report 2014
6

Columbia Variable Portfolio — Core Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,014.20	1,022.38	2.84	2.85	0.56
Class 2	1,000.00	1,000.00	1,012.20	1,021.12	4.11	4.13	0.81

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
7

Columbia Variable Portfolio — Core Bond Fund

Portfolio of Investments

December 31, 2014

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 27.0%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.1%
L-3 Communications Corp. 05/28/24	3.950%	2,100,000	2,117,373
Automotive 0.9%
Ford Motor Credit Co. LLC Senior Unsecured 06/15/16	3.984%	8,033,000	8,317,384
01/17/17	1.500%	6,634,000	6,598,303
Total			14,915,687
Banking 6.5%
Bank of America Corp. Senior Unsecured 01/11/23	3.300%	3,400,000	3,400,262
Subordinated Notes 05/02/17	5.700%	2,425,000	2,621,440
Bank of New York Mellon Corp. (The)(a)
12/29/49	4.500%	5,385,000	4,954,200
Capital One Financial Corp. Senior Unsecured 04/24/24	3.750%	4,675,000	4,775,975
Citigroup, Inc. Senior Unsecured(a) 08/14/17	0.723%	12,705,000	12,619,851
Discover Financial Services Senior Unsecured 04/27/22	5.200%	1,110,000	1,225,890
11/21/22	3.850%	2,635,000	2,680,854
Fifth Third Bancorp(a) 12/31/49	5.100%	14,537,000	13,446,725
HBOS PLC Subordinated Notes(b) 05/21/18	6.750%	2,950,000	3,287,763
HSBC Holdings PLC Senior Unsecured 01/14/22	4.875%	750,000	835,987
HSBC USA, Inc. Subordinated Notes 09/27/20	5.000%	4,255,000	4,662,969
ING Bank NV Senior Unsecured(b) 03/15/16	4.000%	4,770,000	4,933,768
JPMorgan Chase & Co.(a) 12/31/49	6.100%	8,855,000	8,855,000
JPMorgan Chase Capital XXI(a) 02/02/37	1.182%	415,000	340,300
M&T Bank Corp. 12/31/49	6.875%	3,616,000	3,697,360
Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mellon Capital IV(a) 06/29/49	4.000%	180,000	142,200
PNC Financial Services Group, Inc. (The)(a) 12/31/49	4.850%	3,670,000	3,463,867
Royal Bank of Scotland Group PLC Senior Unsecured 09/18/15	2.550%	3,170,000	3,201,738
Subordinated Notes 05/28/24	5.125%	2,250,000	2,288,680
U.S. Bancorp Subordinated Notes 07/15/22	2.950%	11,658,000	11,492,153
Wells Fargo & Co.(a) 12/31/49	5.900%	8,605,000	8,669,538
Total			101,596,520
Cable and Satellite 0.2%
Time Warner Cable, Inc. 05/01/37	6.550%	1,520,000	1,956,983
09/01/41	5.500%	596,000	692,506
Total			2,649,489
Chemicals 0.3%
LYB International Finance BV 03/15/44	4.875%	2,580,000	2,654,214
LyondellBasell Industries NV Senior Unsecured 04/15/19	5.000%	2,728,000	2,975,604
Total			5,629,818
Diversified Manufacturing 0.7%
General Electric Co. Senior Unsecured 10/09/42	4.125%	5,257,000	5,442,104
03/11/44	4.500%	5,810,000	6,386,480
United Technologies Corp. Senior Unsecured 06/01/22	3.100%	1,000	1,020
Total			11,829,604
Electric 4.1%
Alabama Power Co. Senior Unsecured 03/15/41	5.500%	2,095,000	2,611,711
01/15/42	4.100%	695,000	718,611
Commonwealth Edison Co. 1st Mortgage 09/15/17	6.150%	2,035,000	2,282,887
08/01/20	4.000%	5,120,000	5,493,335

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia Variable Portfolio — Core Bond Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DTE Electric Co. Senior Secured 10/01/20	3.450%	4,010,000	4,203,142
Duke Energy Carolinas LLC 1st Mortgage 10/01/15	5.300%	430,000	444,650
Duke Energy Ohio, Inc. 1st Mortgage 09/01/23	3.800%	7,187,000	7,642,491
Duke Energy Progress, Inc. 1st Mortgage 03/30/44	4.375%	1,155,000	1,268,196
FirstEnergy Transmission LLC Senior Unsecured(b) 01/15/25	4.350%	2,775,000	2,846,709
Georgia Power Co. Senior Unsecured 06/01/17	5.700%	1,452,000	1,600,503
09/01/40	4.750%	580,000	644,818
MidAmerican Energy Co. 1st Mortgage 10/15/24	3.500%	3,960,000	4,098,034
10/15/44	4.400%	2,370,000	2,606,125
Nevada Power Co. 09/15/40	5.375%	1,799,000	2,208,220
Niagara Mohawk Power Corp.(b) Senior Unsecured 08/15/19	4.881%	2,000	2,212
10/01/24	3.508%	2,795,000	2,878,506
Oncor Electric Delivery Co. LLC Senior Secured 06/01/22	4.100%	835,000	896,763
12/01/41	4.550%	5,400,000	6,102,540
PPL Capital Funding, Inc. 06/01/18	1.900%	1,545,000	1,542,375
06/01/23	3.400%	6,800,000	6,812,770
Pacific Gas & Electric Co. Senior Unsecured 06/15/23	3.250%	3,012,000	3,017,741
03/15/45	4.300%	1,905,000	1,955,403
Southern California Edison Co. 1st Refunding Mortgage 09/01/40	4.500%	1,285,000	1,405,812
Total			63,283,554
Finance Companies 0.5%
General Electric Capital Corp.(a) 12/31/49	5.250%	7,200,000	7,206,746

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 0.4%
Anheuser-Busch InBev Finance, Inc. 02/01/19	2.150%	2,495,000	2,505,058
02/01/24	3.700%	2,240,000	2,326,836
Anheuser-Busch InBev Worldwide, Inc. 07/15/22	2.500%	1,065,000	1,035,054
Total			5,866,948
Health Care 0.8%
Becton Dickinson and Co. Senior Unsecured 12/15/24	3.734%	2,940,000	3,026,950
12/15/44	4.685%	825,000	888,493
McKesson Corp. Senior Unsecured 03/15/24	3.796%	4,339,000	4,457,385
Medtronic, Inc.(b) Senior Unsecured 03/15/22	3.150%	1,810,000	1,832,944
03/15/45	4.625%	1,635,000	1,772,324
Total			11,978,096
Independent Energy 0.8%
Canadian Natural Resources Ltd. Senior Unsecured 03/15/38	6.250%	2,410,000	2,680,390
ConocoPhillips Co. 11/15/44	4.300%	1,765,000	1,846,344
Continental Resources, Inc. 09/15/22	5.000%	985,000	952,987
04/15/23	4.500%	580,000	551,668
Hess Corp. Senior Unsecured 10/01/29	7.875%	605,000	774,175
08/15/31	7.300%	3,023,000	3,755,760
Noble Energy, Inc. Senior Unsecured 11/15/44	5.050%	1,390,000	1,373,915
Total			11,935,239
Integrated Energy 1.2%
BP Capital Markets PLC 05/06/22	3.245%	8,047,000	7,910,515
Chevron Corp. Senior Unsecured 12/05/22	2.355%	2,895,000	2,807,328

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Variable Portfolio — Core Bond Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Shell International Finance BV 08/21/22	2.375%	5,750,000	5,593,272
Total Capital International SA 02/17/22	2.875%	3,150,000	3,118,141
Total			19,429,256
Life Insurance 0.7%
American International Group, Inc. Senior Unsecured 07/16/44	4.500%	2,020,000	2,134,152
MetLife Capital Trust X(b) 04/08/38	9.250%	3,913,000	5,595,590
Teachers Insurance & Annuity Association of America Subordinated Notes(b) 09/15/44	4.900%	2,415,000	2,700,744
Total			10,430,486
Media and Entertainment 1.0%
Scripps Networks Interactive, Inc. Senior Unsecured 11/15/19	2.750%	3,247,000	3,260,589
Sky PLC(b) 11/26/22	3.125%	1,621,000	1,587,721
09/16/24	3.750%	4,745,000	4,774,058
Thomson Reuters Corp. Senior Unsecured 09/29/24	3.850%	4,025,000	4,069,207
Time Warner, Inc. 11/15/36	6.500%	2,020,000	2,569,791
Total			16,261,366
Metals 0.3%
BHP Billiton Finance USA Ltd. 09/30/23	3.850%	1,485,000	1,563,326
Nucor Corp. Senior Unsecured 08/01/43	5.200%	620,000	683,440
Vale Overseas Ltd. 11/21/36	6.875%	2,725,000	2,872,668
Total			5,119,434
Midstream 2.1%
El Paso Pipeline Partners Operating Co. LLC 10/01/21	5.000%	7,959,000	8,370,719
Enterprise Products Operating LLC 10/15/19	2.550%	2,080,000	2,059,058
03/15/23	3.350%	1,085,000	1,073,165
Kinder Morgan, Inc. 12/01/19	3.050%	855,000	848,203

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NiSource Finance Corp. 09/15/17	5.250%	1,900,000	2,077,969
02/15/23	3.850%	4,805,000	4,978,605
12/15/40	6.250%	770,000	992,631
Southern Natural Gas Co. LLC Senior Unsecured 03/01/32	8.000%	3,420,000	4,430,781
TransCanada PipeLines Ltd.(a) 05/15/67	6.350%	4,236,000	4,108,920
Williams Partners LP Senior Unsecured 01/15/25	3.900%	1,128,000	1,084,094
04/15/40	6.300%	2,400,000	2,684,810
Total			32,708,955
Natural Gas 0.4%
Sempra Energy Senior Unsecured 06/01/16	6.500%	2,990,000	3,210,871
10/01/22	2.875%	2,605,000	2,560,684
Total			5,771,555
Oil Field Services 0.2%
Noble Holding International Ltd. 03/15/42	5.250%	3,695,000	2,914,764
Other Industry 0.3%
President and Fellows of Harvard College Senior Unsecured 10/15/40	4.875%	505,000	598,579
President and Fellows of Harvard College(b) 01/15/39	6.500%	2,435,000	3,521,151
Total			4,119,730
Other REIT 0.2%
Duke Realty LP 08/15/19	8.250%	2,000	2,468
04/15/23	3.625%	2,685,000	2,695,415
Total			2,697,883
Pharmaceuticals 1.2%
Forest Laboratories, Inc.(b) 02/15/21	4.875%	8,880,000	9,521,305
Johnson & Johnson Senior Unsecured 12/05/33	4.375%	1,655,000	1,853,767
05/15/41	4.850%	1,887,000	2,262,594
Roche Holdings, Inc.(b) 09/29/21	2.875%	5,005,000	5,067,532
Total			18,705,198

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Variable Portfolio — Core Bond Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Property & Casualty 0.2%
Transatlantic Holdings, Inc. Senior Unsecured 11/30/39	8.000%	2,000,000	2,880,282
Railroads 0.6%
BNSF Funding Trust I(a) 12/15/55	6.613%	1,959,000	2,211,192
Burlington Northern Santa Fe LLC Senior Unsecured 09/01/24	3.400%	1,985,000	2,021,230
08/15/30	7.950%	1,655,000	2,382,810
09/01/44	4.550%	1,393,000	1,495,125
CSX Corp. Senior Unsecured 05/30/42	4.750%	1,465,000	1,608,974
Total			9,719,331
Refining 0.1%
Phillips 66 11/15/44	4.875%	1,660,000	1,699,086
Restaurants 0.3%
McDonald's Corp. Senior Unsecured 02/01/39	5.700%	1,855,000	2,278,478
Yum! Brands, Inc. Senior Unsecured 11/01/23	3.875%	1,670,000	1,700,648
11/01/43	5.350%	85,000	92,952
Total			4,072,078
Retailers 0.6%
CVS Pass-Through Trust Pass-Through Certificates(b) 08/10/36	4.163%	5,010,805	5,180,730
Target Corp. Senior Unsecured 06/26/19	2.300%	3,725,000	3,770,818
07/01/24	3.500%	140,000	145,344
Total			9,096,892
Supranational 0.3%
European Investment Bank Senior Unsecured 05/30/17	5.125%	3,985,000	4,374,853
Technology 0.5%
Oracle Corp. Senior Unsecured 10/15/22	2.500%	7,688,000	7,488,850

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wirelines 1.5%
AT&T, Inc. Senior Unsecured 12/15/42	4.300%	5,815,000	5,528,390
Telefonica Emisiones SAU 04/27/18	3.192%	667,000	685,902
Verizon Communications, Inc. Senior Unsecured 11/01/21	3.000%	4,925,000	4,857,203
11/01/24	3.500%	4,200,000	4,126,496
09/15/43	6.550%	1,590,000	2,037,027
Verizon New England, Inc. 11/15/29	7.875%	895,000	1,171,127
Verizon New York, Inc. 04/01/32	7.375%	3,170,000	3,975,145
Verizon Virginia LLC 10/01/29	8.375%	785,000	1,038,883
Total			23,420,173
Total Corporate Bonds & Notes (Cost: $413,489,829)			419,919,246
Residential Mortgage-Backed Securities — Agency 30.2%
Federal Home Loan Mortgage Corp.(c) 08/01/24	8.000%	9,747	11,454
01/01/25	9.000%	3,039	3,452
09/01/28 - 04/01/33	6.000%	225,237	257,633
04/01/30 - 04/01/32	7.000%	112,411	131,436
06/01/33	5.500%	122,421	137,778
07/01/39	5.000%	895,933	992,876
06/01/43	3.500%	8,760,149	9,143,350
Federal Home Loan Mortgage Corp.(c)(d) 07/01/37	6.000%	3,169,564	3,617,561
Federal National Mortgage Association(c) 11/01/21 - 04/01/22	8.000%	5,412	6,191
04/01/23	8.500%	5,612	5,990
06/01/24	9.000%	9,720	10,714
02/01/27 - 09/01/31	7.500%	52,084	59,453
09/01/28 - 12/01/43	3.000%	36,612,268	37,174,774
10/01/28 - 08/01/35	6.000%	2,665,433	3,052,525
02/01/29 - 09/01/36	5.500%	5,854,547	6,614,473
05/01/29 - 07/01/38	7.000%	3,590,247	4,146,868

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Variable Portfolio — Core Bond Fund

Portfolio of Investments (continued)

December 31, 2014

Residential Mortgage-Backed Securities — Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
03/01/41 - 09/01/44	3.500%	53,090,207	55,534,382
05/01/41 - 10/01/41	5.000%	9,661,511	10,720,147
09/01/41 - 10/01/44	4.000%	88,563,631	94,664,632
11/01/41 - 10/01/44	4.500%	25,868,377	28,112,468
CMO Series 2013-121 Class KD 08/25/41	3.500%	18,679,505	19,501,702
Federal National Mortgage Association(c)(e) 01/20/30 - 01/14/45	3.000%	32,660,000	33,392,739
01/20/30	3.500%	34,750,000	36,710,115
01/14/45	4.000%	10,500,000	11,206,166
01/14/45	4.500%	9,125,000	9,904,903
01/14/45	5.000%	33,800,000	37,343,058
Federal National Mortgage Association(c)(f) CMO IO Series 2003-71 Class IM 12/25/31	5.500%	13,966	105
Government National Mortgage Association(c) 03/15/39 - 06/15/41	4.500%	17,005,088	18,666,142
Government National Mortgage Association(c)(e) 01/21/45	3.000%	27,540,000	28,163,092
01/21/45	3.500%	20,000,000	20,993,750
Total Residential Mortgage-Backed Securities — Agency (Cost: $465,179,221)			470,279,929
Residential Mortgage-Backed Securities — Non-Agency 2.6%
BCAP LLC Trust CMO Series 2012-RR10 Class 9A1(a)(b)(c) 10/26/35	2.710%	7,220,610	7,345,454
Citigroup Mortgage Loan Trust, Inc.(a)(b)(c) CMO Series 2012-7 Class 12A1 03/25/36	2.612%	456,826	459,587
Citigroup Mortgage Loan Trust, Inc.(b)(c) CMO Series 2012-A Class A 06/25/51	2.500%	950,651	923,438
Credit Suisse Mortgage Capital Certificates(a)(b)(c) CMO Series 2011-16R Class 7A3 12/27/36	3.500%	319,568	322,850
CMO Series 2011-17R Class 2A1 12/27/37	0.000%	259,605	262,168
CMO Series 2012-4R Class 8A1 06/27/47	3.208%	698,981	698,543

Residential Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Jefferies Resecuritization Trust CMO Series 2010-R7 Class 7A4(a)(b)(c) 10/26/36	3.250%	194,545	192,548
New Residential Mortgage Loan Trust(a)(b)(c) CMO Series 2014-1A Class A 01/25/54	3.750%	6,161,062	6,329,986
Series 2014-2A Class A3 05/25/54	3.750%	3,120,603	3,188,548
Nomura Asset Acceptance Corp. Alternative Loan Trust(a)(c) CMO Series 2007-1 Class 1A3 (AGM) 03/25/47	5.957%	69,219	70,226
CMO Series 2007-1 Class 1A4 (AGM) 03/25/47	6.138%	438,387	444,704
RBSSP Resecuritization Trust CMO Series 2010-1 Class 3A1(a)(b)(c) 08/26/35	5.205%	12,567,043	12,858,260
Structured Asset Securities Corp. Mortgage Pass-Through Certificates CMO Series 2004-21XS Class 2A6A(a)(c) 12/25/34	4.740%	24,407	24,926
WaMu Mortgage Pass-Through Certificates CMO Series 2003-AR8 Class A(a)(c) 08/25/33	2.390%	7,577,358	7,789,713
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $41,048,475)			40,910,951
Commercial Mortgage-Backed Securities — Non-Agency 7.9%
American Homes 4 Rent Trust(b)(c) Series 2014-SFR2 Class A 10/17/36	3.786%	5,918,828	6,016,435
Series 2014-SFR3 Class A 12/17/36	3.678%	6,890,000	6,944,569
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2005-6 Class A4(a)(c) 09/10/47	5.152%	4,712,023	4,809,222
COBALT CMBS Commercial Mortgage Trust Series 2007-C3 Class A4(a)(c) 05/15/46	5.766%	5,570,955	6,044,832
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1 Class A4(a)(c) 07/15/44	5.226%	817,055	830,257
Colony Multifamily Mortgage Trust Series 2014-1 Class A(b)(c) 04/20/50	2.543%	9,925,776	9,908,498

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Variable Portfolio — Core Bond Fund

Portfolio of Investments (continued)

December 31, 2014

Commercial Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Commercial Mortgage Trust Series 2007-C9 Class AM(a)(c) 12/10/49	5.650%	10,745,000	11,668,877
Credit Suisse Commercial Mortgage Trust(a)(c) Series 2006-C3 Class A3 06/15/38	5.806%	5,392,594	5,634,830
Series 2007-C3 Class A4 06/15/39	5.702%	5,795,283	6,190,220
Credit Suisse Mortgage Capital Certificates Series 2010-RR4 Class 2A(a)(b)(c) 09/18/39	5.467%	920,049	958,642
GE Capital Commercial Mortgage Corp. Series 2005-C3 Class A7B(a)(c) 07/10/45	5.035%	1,260,000	1,279,138
General Electric Capital Assurance Co. Series 2003-1 Class A4(a)(b)(c) 05/12/35	5.254%	259,833	263,850
Greenwich Capital Commercial Funding Corp. Series 2007-GG9 Class A4(c) 03/10/39	5.444%	2,822,000	3,010,165
JPMBB Commercial Mortgage Securities Trust Series 2014-C25 Class A5(c) 11/15/47	3.672%	6,900,000	7,216,165
JPMorgan Chase Commercial Mortgage Securities Trust(a)(c) Series 2005-LDP3 Class ASB 08/15/42	4.893%	254,028	255,993
Series 2006-CB14 Class AM 12/12/44	5.433%	5,340,000	5,537,569
Series 2006-LDP6 Class ASB 04/15/43	5.490%	275,482	277,618
JPMorgan Chase Commercial Mortgage Securities Trust(c) Series 2005-LDP2 Class A3 07/15/42	4.697%	3,941	3,941
LB Commercial Mortgage Trust Series 2007-C3 Class AM(a)(c) 07/15/44	5.903%	10,920,000	11,877,389
LB-UBS Commercial Mortgage Trust(c) Series 2006-C1 Class A4 02/15/31	5.156%	1,534,429	1,571,518
Series 2007-C2 Class A3 02/15/40	5.430%	5,085,795	5,440,875
Merrill Lynch/Countrywide Commercial Mortgage Trust(a)(c) Series 2007-6 Class A4 03/12/51	5.485%	3,944,000	4,234,274
Series 2007-8 Class A3 08/12/49	5.882%	5,750,000	6,271,490
Morgan Stanley Capital I Trust Series 2007-IQ16 Class A4(c) 12/12/49	5.809%	5,476,557	5,953,955

Commercial Mortgage-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Morgan Stanley Re-Remic Trust(a)(b)(c) Series 2009-GG10 Class A4B 08/12/45	5.796%	2,894,000	3,114,372
Series 2010-GG10 Class A4A 08/15/45	5.796%	4,609,244	4,940,271
Series 2010-GG10 Class A4B 08/15/45	5.796%	1,580,000	1,700,278
TIAA Seasoned Commercial Mortgage Trust Series 2007-C4 Class A3(a)(c) 08/15/39	5.560%	144,205	144,960
WF-RBS Commercial Mortgage Trust Series 2014-C24 Class A5(c) 11/15/47	3.607%	1,010,000	1,052,146
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $126,070,975)			123,152,349

Asset-Backed Securities — Agency 4.5%

Small Business Administration Participation Certificates Series 2012-20G Class 1 07/01/32	2.380%	672,843	664,890
Series 2012-20I Class 1 09/01/32	2.200%	1,343,495	1,324,908
Series 2012-20J Class 1 10/01/32	2.180%	4,696,735	4,610,380
Series 2012-20L Class 1 12/01/32	1.930%	676,067	651,147
Series 2013-20A Class 1 01/01/33	2.130%	812,695	796,988
Series 2013-20B Class 1 02/01/33	2.210%	5,142,835	5,070,507
Series 2013-20C Class 1 03/01/33	2.220%	2,985,200	2,946,389
Series 2013-20D Class 1 04/01/33	2.080%	10,843,489	10,587,359
Series 2013-20E Class 1 05/01/33	2.070%	816,634	795,869
Series 2013-20F Class 1 06/01/33	2.450%	6,268,663	6,211,897
Series 2013-20G Class 1 07/01/33	3.150%	1,188,564	1,222,717
Series 2013-20H Class 1 08/01/33	3.160%	5,078,774	5,235,021
Series 2013-20K Class 1 11/01/33	3.380%	2,176,573	2,257,131
Series 2013-20L Class 1 12/01/33	3.380%	4,178,809	4,360,003
Series 2014-1 Class 20H 08/01/34	2.880%	3,920,000	4,006,717
Series 2014-20B Class 1 02/01/34	3.230%	2,020,442	2,082,520

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Variable Portfolio — Core Bond Fund

Portfolio of Investments (continued)

December 31, 2014

Asset-Backed Securities — Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2014-20C Class 1 03/01/34	3.210%	1,323,603	1,355,812
Series 2014-20D Class 1 04/01/34	3.110%	4,927,181	5,028,401
Series 2014-20E Class 1 05/01/34	3.000%	3,960,077	4,037,518
Series 2014-20F Class 1 06/01/34	2.990%	2,701,882	2,757,445
Series 2014-20G Class 1 07/01/34	2.870%	840,000	847,319
Series 2014-20K Class 1 11/01/34	2.800%	1,640,000	1,655,918
Small Business Administration Participation Certificates(g) Series 2014-20L Class 1 12/01/34	2.700%	940,000	936,769
Total Asset-Backed Securities — Agency (Cost: $67,995,196)			69,443,625

Asset-Backed Securities — Non-Agency 9.0%

ARI Fleet Lease Trust(a)(b) Series 2012-A Class A 03/15/20	0.711%	2,360,062	2,361,278
ARI Fleet Lease Trust(b) Series 2014-A Class A2 11/15/22	0.810%	1,925,000	1,919,918
Ally Master Owner Trust Series 2012-5 Class A 09/15/19	1.540%	746,000	745,155
Series 2014-5 Class A2 10/15/19	1.600%	6,900,000	6,884,044
Ally Master Owner Trust(a) Series 2014-2 Class A 01/16/18	0.531%	4,365,000	4,363,644
American Express Credit Account Master Trust Series 2013-3 Class A 05/15/19	0.980%	3,935,000	3,930,988
Series 2014-3 Class A 04/15/20	1.490%	1,190,000	1,192,386
BA Credit Card Trust Series 2014-A2 Class A(a) 09/16/19	0.431%	6,680,000	6,673,093
BMW Vehicle Owner Trust Series 2013-A Class A3 11/27/17	0.670%	10,930,000	10,934,732
CNH Equipment Trust Series 2012-A Class A3 05/15/17	0.940%	83,161	83,182
Cabela's Master Credit Card Trust Series 2014-1 Class A(a) 03/16/20	0.511%	1,668,000	1,665,426

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
California Republic Auto Receivables Trust Series 2014-2 Class A2 03/15/17	0.540%	1,677,835	1,676,964
Chase Issuance Trust Series 2014-A3 Class A3(a) 05/15/18	0.361%	1,355,000	1,355,354
Chesapeake Funding LLC(a)(b) Series 2011-2A Class A 04/07/24	1.407%	3,885,944	3,915,711
Series 2012-2A Class A 05/07/24	0.607%	3,037,069	3,041,594
Citibank Credit Card Issuance Trust Series 2014-A8 Class A8 04/09/20	1.730%	5,135,000	5,149,011
Countrywide Home Equity Loan Trust(a) Series 2007-S2 Class A3 (NPFGC) 05/25/37	5.813%	365,361	361,010
Series 2007-S2 Class A6 (NPFGC) 05/25/37	5.779%	506,971	503,098
Ford Credit Auto Lease Trust Series 2014-A Class A2A 10/15/16	0.500%	152,293	152,224
GE Dealer Floorplan Master Note Trust Series 2014-1 Class A(a) 07/20/19	0.545%	6,295,000	6,295,004
GE Equipment Small Ticket LLC Series 2014-1A Class A2(b) 08/24/16	0.590%	1,015,000	1,014,932
GE Equipment Transportation LLC Series 2014-1 Class A2 12/23/16	0.550%	2,080,000	2,079,498
HLSS Servicer Advance Receivables Backed Notes Series 2013-T2 Class A2(b) 05/16/44	1.147%	3,463,000	3,465,534
Hertz Fleet Lease Funding LP Series 2013-3 Class A(a)(b) 12/10/27	0.712%	7,205,000	7,213,694
Honda Auto Receivables Owner Trust Series 2013-4 Class A3 09/18/17	0.690%	2,936,000	2,931,312
Hyundai Floorplan Master Owner Trust Series 2013-1A Class A(a)(b) 05/15/18	0.511%	8,135,000	8,148,629
MMAF Equipment Finance LLC(b) Series 2012-AA Class A3 08/10/16	0.940%	514,335	514,821
Series 2014-AA Class A2 04/10/17	0.520%	5,420,000	5,415,562
New York City Tax Liens Trust Series 2014-A Class A(b) 11/10/27	1.030%	1,472,826	1,471,050

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Variable Portfolio — Core Bond Fund

Portfolio of Investments (continued)

December 31, 2014

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PFS Tax Lien Trust Series 2014-1 Class NOTE(b) 05/15/29	1.440%	2,435,014	2,436,293
SLM Student Loan Trust Series 2014-2 Class A1(a) 07/25/19	0.420%	5,199,433	5,193,394
SMART Trust Series 2013-2US Class A3A 01/14/17	0.830%	1,529,611	1,527,744
SMART Trust(a) Series 2013-1US Class A3B 09/14/16	0.611%	1,057,027	1,056,451
SMART Trust(b) Series 2012-1USA Class A4A 12/14/17	2.010%	878,000	878,088
Santander Drive Auto Receivables Trust(a) Series 2014-2 Class A2B 07/17/17	0.481%	5,380,545	5,380,555
Series 2014-3 Class A2B 08/15/17	0.441%	2,875,674	2,875,680
TCF Auto Receivables Owner Trust Series 2014-1A Class A2(b) 05/15/17	0.590%	6,505,000	6,504,108
Volkswagen Auto Loan Enhanced Trust Series 2013-2 Class A3 04/20/18	0.700%	10,170,000	10,118,688
Westlake Automobile Receivables Trust Series 2014-1A Class A2(b) 05/15/17	0.700%	3,350,000	3,348,909
World Financial Network Credit Card Master Trust Series 2013-B Class A 03/16/20	0.910%	900,000	898,415
World Financial Network Credit Card Master Trust(a) Series 2014-A Class A 12/15/19	0.541%	5,345,000	5,347,095
Total Asset-Backed Securities — Non-Agency (Cost: $141,086,985)			141,024,268

U.S. Treasury Obligations 12.6%

U.S. Treasury 11/30/16	0.500%	15,916,000	15,876,210
09/15/17	1.000%	63,112,000	63,146,522
11/15/17	0.875%	25,535,000	25,413,300
11/30/19	1.500%	15,340,000	15,242,929
11/30/21	1.875%	11,568,400	11,500,621
08/15/44	3.125%	16,587,200	17,857,149
U.S. Treasury(d) 11/15/24	2.250%	11,640,600	11,718,813

U.S. Treasury Obligations (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(h) STRIPS 11/15/18	0.000%	15,742,000	14,870,255
11/15/19	0.000%	3,004,900	2,767,970
02/15/40	0.000%	21,518,800	10,742,120
11/15/41	0.000%	2,227,000	1,050,028
05/15/43	0.000%	15,369,000	6,832,950
Total U.S. Treasury Obligations (Cost: $193,452,236)			197,018,867

U.S. Government & Agency Obligations 8.7%

Residual Funding Corp.(h) STRIPS 10/15/19	0.000%	25,929,000	23,576,980
10/15/20	0.000%	41,024,000	36,266,816
01/15/21	0.000%	58,868,000	51,719,364
01/15/30	0.000%	30,930,000	19,843,420
STRIPS Senior Unsecured 07/15/20	0.000%	4,667,000	4,145,253
Total U.S. Government & Agency Obligations (Cost: $131,338,816)			135,551,833

Foreign Government Obligations(i) 1.8%

Brazil 0.3%
Brazilian Government International Bond Senior Unsecured 01/20/34	8.250%	729,000	1,000,553
01/07/41	5.625%	2,716,000	2,906,120
Total			3,906,673
Colombia —%
Colombia Government International Bond Senior Unsecured 01/18/41	6.125%	520,000	622,759
France 0.1%
Electricite de France SA Subordinated Notes(a)(b)
12/31/49	5.250%	999,000	1,023,975
Mexico 0.6%
Mexico Government International Bond Senior Unsecured 03/15/22	3.625%	2,038,000	2,081,817
Petroleos Mexicanos 03/01/18	5.750%	4,705,000	5,081,400
06/15/35	6.625%	1,525,000	1,761,375
Total			8,924,592

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
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Columbia Variable Portfolio — Core Bond Fund

Portfolio of Investments (continued)

December 31, 2014

Foreign Government Obligations(i) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Netherlands 0.2%
Petrobras Global Finance BV 03/17/44	7.250%	2,970,000	2,932,875
Philippines 0.1%
Philippine Government International Bond Senior Unsecured 10/23/34	6.375%	935,000	1,252,900
Qatar 0.4%
Nakilat, Inc. Senior Secured(b) 12/31/33	6.067%	4,885,000	5,458,987
Ras Laffan Liquefied Natural Gas Co., Ltd. III Senior Secured(b) 09/30/16	5.832%	975,925	1,016,182
Total			6,475,169
Turkey 0.1%
Turkey Government International Bond Senior Unsecured 01/14/41	6.000%	1,900,000	2,156,500
Uruguay —%
Uruguay Government International Bond Senior Unsecured 11/20/45	4.125%	355,000	316,838
Total Foreign Government Obligations (Cost: $27,656,971)			27,612,281
Municipal Bonds 0.9%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California 0.3%
Los Angeles Unified School District Unlimited General Obligation Bonds Build America Bonds-Taxable Series 2009 07/01/34	5.750%	430,000	545,446
State of California Unlimited General Obligation Bonds Taxable Build America Bonds Series 2009 04/01/39	7.550%	2,465,000	3,799,650
Total			4,345,096

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Illinois 0.2%
City of Chicago Waterworks Refunding Revenue Bonds 2nd Lien Series 2012 11/01/42	5.000%	2,320,000	2,536,572
Revenue Bonds Build America Bonds Series 2010 11/01/40	6.742%	625,000	823,600
State of Illinois Unlimited General Obligation Bonds Taxable Series 2011 03/01/16	4.961%	130,000	135,662
Total			3,495,834
Kentucky 0.2%
Kentucky Asset Liability Commission Taxable Revenue Bonds Series 2010 04/01/18	3.165%	3,108,101	3,196,371
Ohio 0.2%
JobsOhio Beverage System Taxable Revenue Bonds Series 2013-B 01/01/35	4.532%	3,315,000	3,602,709
Total Municipal Bonds (Cost: $13,576,879)			14,640,010

Preferred Debt 1.0%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 0.9%
M&T Bank Corp.(a) 12/31/49	6.375%	270	273,038
PNC Financial Services Group, Inc. (The)(a) 12/31/49	6.125%	309,548	8,593,052
U.S. Bancorp(a) 12/31/49	6.500%	166,507	4,903,631
Total			13,769,721

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
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Columbia Variable Portfolio — Core Bond Fund

Portfolio of Investments (continued)

December 31, 2014

Preferred Debt (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Property & Casualty 0.1%
Allstate Corp. (The)(a) 01/15/53	5.100%	69,220	1,753,343
Total Preferred Debt (Cost: $14,344,273)			15,523,064

Treasury Bills 4.0%

Issuer	Effective Yield	Principal Amount ($)	Value ($)
United States 4.0%
U.S. Treasury Bills 04/02/15	0.040%	62,430,000	62,423,757
Total Treasury Bills (Cost: $62,426,023)			62,423,757

Money Market Funds 1.0%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.115%(j)(k)	15,683,736	15,683,736
Total Money Market Funds (Cost: $15,683,736)		15,683,736
Total Investments (Cost: $1,713,349,615)		1,733,183,916
Other Assets & Liabilities, Net		(175,173,470)
Net Assets		1,558,010,446

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2014

At December 31, 2014, securities totaling $1,694,566 were pledged as collateral to cover initial margin requirements on open futures contracts.

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 2YR NOTE	208	USD	45,467,500	03/2015	—	(47,254)
US ULTRA T-BOND	66	USD	10,902,375	03/2015	452,113	—
Total			56,369,875		452,113	(47,254)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 5YR NOTE	(42)	USD	(4,995,047)	03/2015	203	—
US 10YR NOTE	(382)	USD	(48,436,408)	03/2015	—	(317,186)
US LONG BOND	(413)	USD	(59,704,313)	03/2015	—	(1,678,722)
Total			(113,135,768)		203	(1,995,908)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Variable Portfolio — Core Bond Fund

Portfolio of Investments (continued)

December 31, 2014

Credit Default Swap Contracts Outstanding at December 31, 2014

At December 31, 2014, securities totaling $2,079,384 were pledged as collateral to cover open centrally cleared credit default swap contracts.

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citibank	McDonald's Corp.	12/20/2019	1.000	3,845,000	(114,629)	135,537	(1,068)	19,840	—
Goldman Sachs International	Bank of America Corp.	12/20/2019	1.000	8,440,000	(137,871)	108,932	(2,344)	—	(31,283)
Goldman Sachs International	Barclays Bank, PLC	12/20/2019	1.000	355,000	(8,362)	7,854	(99)	—	(607)
Morgan Stanley*	CDX North America Investment Grade 23-V1	12/20/2019	1.000	132,415,000	(183,799)	—	(36,782)	—	(220,581)
Total								19,840	(252,471)

*Centrally cleared swap contract

Interest Rate Swap Contracts Outstanding at December 31, 2014

At December 31, 2014, securities totaling $1,050,015 were pledged as collateral to cover open centrally cleared interest rate swap contracts.

Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Currency	Notional Amount	Unamortized Premium (Paid) Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley*	3-Month USD LIBOR-BBA	Receive	1.191	12/16/2017	USD	80,195,000	(236)	157,186	—
Morgan Stanley*	3-Month USD LIBOR-BBA	Receive	1.120	12/19/2017	USD	53,450,000	(170)	222,795	—
Morgan Stanley*	3-Month USD LIBOR-BBA	Pay	2.738	12/16/2044	USD	10,908,935	(229)	80,678	—
Morgan Stanley*	3-Month USD LIBOR-BBA	Pay	2.685	12/19/2044	USD	7,201,405	(164)	—	(30,497)
Total								460,659	(30,497)

*Centrally cleared swap contract

Notes to Portfolio of Investments

(a)  Variable rate security.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of these securities amounted to $181,080,619 or 11.62% of net assets.

(c)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(d)  This security, or a portion of this security, has been pledged as collateral in connection with open futures contracts and swap contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(e)  Represents a security purchased on a when-issued or delayed delivery basis.

(f)  Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(g)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2014, the value of these securities amounted to $936,769, which represents 0.06% of net assets.

(h)  Zero coupon bond.

(i)  Principal and interest may not be guaranteed by the government.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Variable Portfolio — Core Bond Fund

Portfolio of Investments (continued)

December 31, 2014

Notes to Portfolio of Investments (continued)

(j)  The rate shown is the seven-day current annualized yield at December 31, 2014.

(k)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	147,591,061	669,384,078	(801,291,403)	15,683,736	36,440	15,683,736

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

CMO  Collateralized Mortgage Obligation

NPFGC  National Public Finance Guarantee Corporation

STRIPS  Separate Trading of Registered Interest and Principal Securities

Currency Legend

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Core Bond Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Corporate Bonds & Notes	—	419,919,246	—	419,919,246
Residential Mortgage-Backed Securities — Agency	—	470,279,929	—	470,279,929
Residential Mortgage-Backed Securities — Non-Agency	—	40,910,951	—	40,910,951
Commercial Mortgage-Backed Securities — Non-Agency	—	123,152,349	—	123,152,349
Asset-Backed Securities — Agency	—	68,506,856	936,769	69,443,625
Asset-Backed Securities — Non-Agency	—	141,024,268	—	141,024,268
U.S. Treasury Obligations	160,755,544	36,263,323	—	197,018,867
U.S. Government & Agency Obligations	—	135,551,833	—	135,551,833
Foreign Government Obligations	—	27,612,281	—	27,612,281
Municipal Bonds	—	14,640,010	—	14,640,010
Preferred Debt	15,523,064	—	—	15,523,064
Total Bonds	176,278,608	1,477,861,046	936,769	1,655,076,423
Short-Term Securities
Treasury Bills	62,423,757	—	—	62,423,757
Total Short-Term Securities	62,423,757	—	—	62,423,757
Mutual Funds
Money Market Funds	15,683,736	—	—	15,683,736
Total Mutual Funds	15,683,736	—	—	15,683,736

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Core Bond Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments in Securities	254,386,101	1,477,861,046	936,769	1,733,183,916
Derivatives
Assets
Futures Contracts	452,316	—	—	452,316
Swap Contracts	—	480,499	—	480,499
Liabilities
Futures Contracts	(2,043,162)	—	—	(2,043,162)
Swap Contracts	—	(282,968)	—	(282,968)
Total	252,795,255	1,478,058,577	936,769	1,731,790,601

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) valuation measurement.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
7,621,012	—	—	7,621,012

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Core Bond Fund

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,697,665,879)	$1,717,500,180
Affiliated issuers (identified cost $15,683,736)	15,683,736
Total investments (identified cost $1,713,349,615)	1,733,183,916
Cash	17,936
Unrealized appreciation on swap contracts	19,840
Premiums paid on outstanding swap contracts	799
Receivable for:
Investments sold	312,085
Capital shares sold	7,954
Dividends	90,808
Interest	7,074,774
Variation margin	34,105
Expense reimbursement due from Investment Manager	5,532
Prepaid expenses	10,984
Trustees' deferred compensation plan	9,416
Total assets	1,740,768,149
Liabilities
Unrealized depreciation on swap contracts	31,890
Premiums received on outstanding swap contracts	252,323
Payable for:
Investments purchased	165,861
Investments purchased on a delayed delivery basis	177,695,650
Capital shares purchased	3,497,068
Variation margin	260,544
Investment management fees	605,151
Distribution and/or service fees	1,538
Transfer agent fees	85,157
Administration fees	91,938
Compensation of board members	3,740
Chief compliance officer expenses	208
Other expenses	57,219
Trustees' deferred compensation plan	9,416
Total liabilities	182,757,703
Net assets applicable to outstanding capital stock	$1,558,010,446
Represented by
Paid-in capital	$1,517,976,813
Undistributed net investment income	33,199,486
Accumulated net realized loss	(11,606,839)
Unrealized appreciation (depreciation) on:
Investments	19,834,301
Futures contracts	(1,590,846)
Swap contracts	197,531
Total — representing net assets applicable to outstanding capital stock	$1,558,010,446

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Core Bond Fund

Statement of Assets and Liabilities (continued)

December 31, 2014

Class 1
Net assets	$1,550,651,394
Shares outstanding	154,810,354
Net asset value per share	$10.02
Class 2
Net assets	$7,359,052
Shares outstanding	736,384
Net asset value per share	$9.99

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
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Columbia Variable Portfolio — Core Bond Fund

Statement of Operations

Year Ended December 31, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$1,617,379
Dividends — affiliated issuers	36,440
Interest	41,379,413
Total income	43,033,232
Expenses:
Investment management fees	7,105,215
Distribution and/or service fees
Class 2	9,220
Transfer agent fees
Class 1	998,514
Class 2	2,213
Administration fees	1,075,734
Compensation of board members	62,316
Custodian fees	26,505
Printing and postage fees	20,712
Professional fees	85,201
Chief compliance officer expenses	883
Other	29,565
Total expenses	9,416,078
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(42,465)
Total net expenses	9,373,613
Net investment income	33,659,619
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	21,574,005
Futures contracts	(9,301,789)
Swap contracts	(2,337,253)
Net realized gain	9,934,963
Net change in unrealized appreciation (depreciation) on:
Investments	51,748,677
Futures contracts	(4,411,910)
Swap contracts	1,761,874
Net change in unrealized appreciation	49,098,641
Net realized and unrealized gain	59,033,604
Net increase in net assets resulting from operations	$92,693,223

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Core Bond Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013(a)
Operations
Net investment income	$33,659,619	$19,322,908
Net realized gain (loss)	9,934,963	(21,680,975)
Net change in unrealized appreciation (depreciation)	49,098,641	(30,657,655)
Net increase (decrease) in net assets resulting from operations	92,693,223	(33,015,722)
Distributions to shareholders
Net investment income
Class 1	(19,608,808)	—
Class 2	(34,727)	—
Total distributions to shareholders	(19,643,535)	—
Increase (decrease) in net assets from capital stock activity	(292,661,119)	1,810,617,599
Total increase (decrease) in net assets	(219,611,431)	1,777,601,877
Net assets at beginning of year	1,777,621,877	20,000
Net assets at end of year	$1,558,010,446	$1,777,621,877
Undistributed net investment income	$33,199,486	$19,097,801

(a) Based on operations from April 30, 2013 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Core Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	3,514,577	35,040,400	201,653,336	1,969,160,931
Distributions reinvested	1,986,708	19,608,807	—	—
Redemptions	(35,742,784)	(353,111,723)	(16,602,483)	(159,974,830)
Net increase (decrease)	(30,241,499)	(298,462,516)	185,050,853	1,809,186,101
Class 2 shares
Subscriptions	613,153	6,059,166	162,406	1,567,291
Distributions reinvested	3,522	34,727	—	—
Redemptions	(29,554)	(292,496)	(14,143)	(135,793)
Net increase	587,121	5,801,397	148,263	1,431,498
Total net increase (decrease)	(29,654,378)	(292,661,119)	185,199,116	1,810,617,599

(a) Based on operations from April 30, 2013 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Core Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2014		2013(a)
Per share data
Net asset value, beginning of period	$9.60		$10.00
Income from investment operations:
Net investment income	0.20		0.12
Net realized and unrealized gain (loss)	0.34		(0.52)
Total from investment operations	0.54		(0.40)
Less distributions to shareholders:
Net investment income	(0.12)		—
Total distributions to shareholders	(0.12)		—
Net asset value, end of period	$10.02		$9.60
Total return	5.62%		(4.00%)
Ratios to average net assets(b)
Total gross expenses	0.56%		0.57	%(c)
Total net expenses(d)	0.56%		0.57	%(c)
Net investment income	2.02%		1.91	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,550,651		$1,776,191
Portfolio turnover	346	%(e)	350	%(e)

Notes to Financial Highlights

(a)  Based on operations from April 30, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 224% and 258% for the years ended December 31, 2014 and 2013, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Core Bond Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2014		2013(a)
Per share data
Net asset value, beginning of period	$9.59		$10.00
Income from investment operations:
Net investment income	0.18		0.11
Net realized and unrealized gain (loss)	0.32		(0.52)
Total from investment operations	0.50		(0.41)
Less distributions to shareholders:
Net investment income	(0.10)		—
Total distributions to shareholders	(0.10)		—
Net asset value, end of period	$9.99		$9.59
Total return	5.25%		(4.10%)
Ratios to average net assets(b)
Total gross expenses	0.82%		0.82	%(c)
Total net expenses(d)	0.81%		0.82	%(c)
Net investment income	1.82%		1.69	%(c)
Supplemental data
Net assets, end of period (in thousands)	$7,359		$1,431
Portfolio turnover	346	%(e)	350	%(e)

Notes to Financial Highlights

(a)  Based on operations from April 30, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 224% and 258% for the years ended December 31, 2014 and 2013, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Core Bond Fund

Notes to Financial Statements

December 31, 2014

Note 1. Organization

Columbia Variable Portfolio — Core Bond Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Short-term securities within 60 days to maturity are valued at amortized cost, which approximates market value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

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Columbia Variable Portfolio — Core Bond Fund

Notes to Financial Statements (continued)

December 31, 2014

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives

Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating

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Columbia Variable Portfolio — Core Bond Fund

Notes to Financial Statements (continued)

December 31, 2014

the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Swap Contracts

Swap contracts are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund's counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and increase or decrease its credit exposure to a single issuer of debt securities. Additionally, credit default swap contracts were used to hedge the Fund's exposure on a debt security that it owns or in lieu of selling such debt security. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since,

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Columbia Variable Portfolio — Core Bond Fund

Notes to Financial Statements (continued)

December 31, 2014

in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions to manage the duration and yield curve exposure of the Fund vs. the benchmark. These instruments may be used for other purposes in future periods. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the agreement between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.
Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2014:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Asset Derivatives:
Centrally Cleared Swap Contracts(c)	3,356	—	3,356	3,356	—	—	—

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Columbia Variable Portfolio — Core Bond Fund

Notes to Financial Statements (continued)

December 31, 2014

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(d)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount ($)(e)
Liability Derivatives:
Over-the-Counter Swap Contracts(f)	264,373	—	264,373	—	—	—	264,373
Centrally Cleared Swap Contracts(g)	41,265	—	41,265	3,356	—	37,909	—
Total	305,638	—	305,638	3,356	—	37,909	264,373

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

(c) Centrally cleared swaps are included within receivable for variation margin on the Statement of Assets and Liabilities.

(d) Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(e) Represents the net amount due to counterparties in the event of default.

(f) Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(g) Centrally cleared swaps are included within payable for variation margin on the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2014:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	19,840	*
Interest rate risk	Net assets — unrealized appreciation on futures contracts	452,316	*
Interest rate risk	Net assets — unrealized appreciation on swap contracts	460,659	*
Interest rate risk	Premiums paid on outstanding swap contracts	799
Total		933,614

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Columbia Variable Portfolio — Core Bond Fund

Notes to Financial Statements (continued)

December 31, 2014

Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	252,471	*
Credit risk	Premiums received on outstanding swap contracts	252,323
Interest rate risk	Net assets — unrealized depreciation on futures contracts	2,043,162	*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	30,497	*
Total		2,578,453

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	(2,724,752)	(2,724,752)
Interest rate risk	(9,301,789)	387,499	(8,914,290)
Total	(9,301,789)	(2,337,253)	(11,639,042)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	1,330,991	1,330,991
Interest rate risk	(4,411,910)	430,883	(3,981,027)
Total	(4,411,910)	1,761,874	(2,650,036)

The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2014:

Derivative Instrument	Average notional amounts ($)*
Futures contracts — Long	55,471,237
Futures contracts — Short	147,245,344
Credit default swap contracts — buy protection	94,020,000
Derivative Instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Interest rate swap contracts	311,038	(152,792)

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2014.

Delayed Delivery Securities

The Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Interest Only Securities

The Fund may invest in Interest Only Securities (IOs). IOs are stripped securities entitled to receive all of the security's interest, but none of its principal. The Fund may also invest in stripped mortgage-backed securities. If the underlying

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34

Columbia Variable Portfolio — Core Bond Fund

Notes to Financial Statements (continued)

December 31, 2014

obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an IO. As a result of the prepayments the daily interest accrual factor is adjusted periodically (typically, each month) to reflect the paydown of principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer or credit enhancer defaults on its obligation.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines

Annual Report 2014
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Columbia Variable Portfolio — Core Bond Fund

Notes to Financial Statements (continued)

December 31, 2014

from 0.43% to 0.30% as the Fund's net assets increase. The effective investment management fee rate for the year ended December 31, 2014 was 0.43% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended December 31, 2014 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective May 1, 2014	Contractual Expense Cap Prior to May 1, 2014
Class 1	0.56%	0.57%
Class 2	0.81	0.82

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, derivative investments, tax straddles, swap investments, swap reclassifications, and adjustments on certain convertible preferred securities. To the extent these differences are permanent, reclassifications are made among the

Annual Report 2014
36

Columbia Variable Portfolio — Core Bond Fund

Notes to Financial Statements (continued)

December 31, 2014

components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$85,601
Accumulated net realized loss	(85,934)
Paid-in capital	333

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2014	2013
Ordinary income	$19,643,535	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$33,197,153
Capital loss carryforwards	(11,660,105)
Net unrealized appreciation	18,908,246

At December 31, 2014, the cost of investments for federal income tax purposes was $1,714,275,670 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$27,202,810
Unrealized depreciation	(8,294,564)
Net unrealized appreciation	$18,908,246

The following capital loss carryforwards, determined at December 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	3,559,819
No expiration — long-term	8,100,286
Total	11,660,105

For the year ended December 31, 2014, $5,482,039 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, but including mortgage dollar rolls, aggregated to $6,029,145,542 and $6,206,984,074, respectively, for the year ended December 31, 2014, of which $5,180,048,976 and $5,231,324,168, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2014, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement

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Columbia Variable Portfolio — Core Bond Fund

Notes to Financial Statements (continued)

December 31, 2014

permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended December 31, 2014.

Note 9. Significant Risks

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain

Annual Report 2014
38

Columbia Variable Portfolio — Core Bond Fund

Notes to Financial Statements (continued)

December 31, 2014

provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
39

Columbia Variable Portfolio — Core Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Core Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Core Bond Fund (the "Fund", a series of Columbia Funds Variable Insurance Trust) at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2015

Annual Report 2014
40

Columbia Variable Portfolio — Core Bond Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Insurance Trust.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	59

Spartan Stores, Inc. (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013

Janet Langford Kelly (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			59	None
Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	59	None
William E. Mayer (Born 1940) Trustee	1994	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996	59

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

Annual Report 2014
41

Columbia Variable Portfolio — Core Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	59

CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media); Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	59	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	59	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	59	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	59	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2014
42

Columbia Variable Portfolio — Core Bond Fund

Trustees and Officers (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001 – April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 – September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005 – April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006 – April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 – August 2012

			191

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010 – December 2014; and Vice President and Group Counsel or Lead Counsel 2004 – January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014
43

Columbia Variable Portfolio — Core Bond Fund

Trustees and Officers (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010 – January 2013 and Group Counsel, November 2008 – January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005 – April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007 – April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005 – April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006 – April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 – April 2010, and Vice President — Asset Management and Trust Company Services, 2006 – 2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004 – 2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005 – April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2014
44

Columbia Variable Portfolio — Core Bond Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiamanagement.com or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
45

Columbia Variable Portfolio — Core Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1876 C (2/15)

Annual Report

December 31, 2014

Variable Portfolio — AQR Managed Futures Strategy Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Variable Portfolio — AQR Managed Futures Strategy Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Consolidated Portfolio of Investments	8
Consolidated Statement of Assets and Liabilities	18
Consolidated Statement of Operations	20
Consolidated Statement of Changes in Net Assets	21
Consolidated Financial Highlights	23
Notes to Consolidated Financial Statements	25
Report of Independent Registered Public Accounting Firm	35
Trustees and Officers	36
Important Information About This Report	41

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Variable Portfolio — AQR Managed Futures Strategy Fund

Performance Overview

Performance Summary

>  Variable Portfolio — AQR Managed Futures Strategy Fund (the Fund) Class 2 shares returned 10.00% for the 12-month period ended December 31, 2014.

>  The Fund outperformed its benchmark, the Citigroup 3-Month U.S. Treasury Bill Index, which returned 0.03% over the same period.

>  All strategies generated positive performance, with the exception of developed market equities and interest rates. The Fund's strongest gains came from trend following in commodities, followed by global bonds and currencies.

Average Annual Total Returns (%) (for period ended December 31, 2014)

	Inception	1 Year	Life
Class 1	04/30/12	10.34	8.80
Class 2	04/30/12	10.00	8.54
Citigroup 3-Month U.S. Treasury Bill Index		0.03	0.05

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Variable Portfolio — AQR Managed Futures Strategy Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 30, 2012 – December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — AQR Managed Futures Strategy Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014
3

Variable Portfolio — AQR Managed Futures Strategy Fund

Manager Discussion of Fund Performance

Portfolio Management

AQR Capital Management, LLC

Clifford Asness, Ph.D.

John Liew, Ph.D.

Brian Hurst

Yao Hua Ooi

Ari Levine, M.S.

Portfolio Breakdown (%) (at December 31, 2014)(a)
Money Market Funds	65.7
Treasury Bills	26.6
Other Assets and Liabilities	7.7
Total Net Assets	100.0

(a) Percentage based upon net assets. At period end, the Fund held investments in money market funds (including an affiliated fund) and U.S. Government obligations relating to the Fund's investment in open derivatives contracts. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments, and Note 2 to the financial statements.

At December 31, 2014, approximately 97% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period ended December 31, 2014, the Fund's Class 2 shares returned 10.00%. The Fund outperformed its benchmark, the Citigroup 3-Month U.S. Treasury Bill Index, which returned 0.03% during the same time period. During 2014, all strategies generated positive performance, with the exception of developed market equities and interest rates. The strongest gains came from trend following in commodities, followed by global bonds and currencies. Trend following can be simply described as going long in markets that are rising in price, and going short in markets that are falling in price.

Fund Strategy

The Fund's strategy is based on trend following across four major asset classes: equities, fixed income, currencies and commodities. Within equities and currencies, the Fund targets both developed and emerging markets. Within fixed income, the Fund trades government bond and interest-rate markets. Over the long term, the Fund targets equal risk balance across asset classes. Within asset classes, we target equal risk to each asset, but we also take into account the liquidity of the derivative instruments we employ to gain exposure to individual assets. We generally apply a trend following strategy to the same set of instruments at all times. Instruments are added or removed depending on structural market developments and other factors. The models that we use take positions based on developing or changing trends.

Market Themes

For the year ended December 31, 2014, two themes dominated market behavior. First, economic growth diverged across the globe, which led to varying central bank policies. In the United States, strong economic and employment growth led to an end to the Federal Reserve's (the Fed) monthly bond buying program, known as quantitative easing. In Europe and Japan, by contrast, economic growth weakened as the year progressed, with Europe battling the risk of deflation and Japan entering a technical recession. While the Fed reduced its stimulus efforts, the European Central Bank (ECB) and the Bank of Japan (BOJ) looked to further stimulate their economies. The Bank of England indicated that the inflation outlook was benign and weak growth in the eurozone could delay interest rate increases for the United Kingdom.

Second, supply and demand drove the commodity markets and led to extreme and sustained sell-offs in oil products in the second half of the year. U.S. oil production reached record levels, driving oil prices lower over the summer months. When OPEC decided, in late November, not to cut production, prices fell precipitously through the remainder of the year.

Annual Report 2014
4

Variable Portfolio — AQR Managed Futures Strategy Fund

Manager Discussion of Fund Performance (continued)

These two themes were associated with broad market dynamics. Central bank divergences led to a stronger U.S. dollar, which was a significant and sustained trend in the second half of 2014. Additionally, bond buying by the ECB and BOJ, coupled with the deflationary backdrop that resulted from falling oil prices, pushed bond yields lower across the globe. European bond markets, in particular, rallied strongly. Falling oil prices hurt commodity-related currencies, particularly the Russian ruble and the Norwegian krone against the U.S. dollar. Stronger U.S. growth generally supported equity markets, especially those in North America. However, equity markets experienced several reversals throughout the year.

Significant Performance Factors

In 2014, the Fund's strongest gains came from trend following in commodities, followed by global bonds and currencies. Commodities led gains driven by what we might consider remarkable dynamics. Oil and related futures were down more than 40% during the year. The Fund was short in these commodities during the second half of the year, which benefited results. Trend following in gas oil, brent oil and WTI crude oil had the strongest positive impact on performance. A long position in the U.S. dollar vs. most major currencies also aided returns in the second half of the year as the dollar rose. In addition, five- and 10-year German bonds performed well.

By contrast, trend following in developed market equities and interest rates detracted from performance. Within equities, significant reversals early in the year and again early in the fourth quarter caused long-term signals to suffer. Another shallower correction later in the fourth quarter caused short-term signals to detract from results. Most notably, the Fund experienced losses from a position in U.K. equities as a choppy environment against a flat broader market caused whipsaw to both short-term and long-term trend signals during the period. Within interest rates, which were marginal detractors, eurodollar futures detracted from results as markets anticipated that U.S. rate increases would occur at a faster pace given a strengthening U.S. economy. This view was tempered several times by a weakening global outlook.

Changes in Portfolio Positioning

We adjust the Fund's asset allocation weights based on the attractiveness of trend following within each asset class, as measured by the degree of agreement among the signals given by the models we employ. In 2014, a structural decrease in the Fund's currency allocation to about 50% of its risk target was the largest change in the portfolio. We also increased commodities and fixed-income allocations relative to currencies and equities. Fixed-income trends were strong throughout the year, particularly in Europe.

At the end of the year, the risk weights were approximately as follows: 30% equities, 28% fixed income, 26% commodities and 15% currencies. The Fund ended the year with a risk allocation of approximately 30% to global equity indices across both developed and emerging markets.

Fund Achieves Exposures with Derivative Securities

All of the Fund's exposures are achieved using derivative securities. We trade futures, forwards and swaps across the four major asset classes, equities, commodities, fixed income and foreign exchange. The Fund uses these instruments to gain economic exposure to the markets in which it wishes to

Market Exposure Through Derivatives Investments (%)(a) (at December 31, 2014)
Fixed Income Derivative Contracts	107.8
Commodities Derivative Contracts	(6.9)
Equity Derivative Contracts	8.8
Forward Foreign Currency Exchange Contracts	(9.7)
Total Notional Market Value of Derivative Contracts	100.0

(a) The Fund has market exposure to fixed income, equity and commodities asset classes through its investments in futures and swap contracts, and market exposure to foreign currencies through its investments in forward foreign currency exchange contracts. Futures and swap contracts and forward foreign currency exchange contracts are derivative instruments. The Fund may have long or short market exposures. Reflects notional market value of futures and swap contracts and forward foreign currency exchange contracts. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. Notional amounts for each futures and swap contract are shown in the Consolidated Portfolio of Investments. The notional amount of all outstanding futures, foreign currency exchange contracts and swap contracts is $1,784,766,135. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments, and Note 2 to the financial statements. At period end, the Fund held investments in an affiliated money market fund and U.S. Government obligations, which have been segregated to cover obligations relating to the Fund's investment in derivatives. For further information on these holdings, see the Portfolio Holdings table below and the Consolidated Portfolio of Investments.

Annual Report 2014
5

Variable Portfolio — AQR Managed Futures Strategy Fund

Manager Discussion of Fund Performance (continued)

trade. At year end, approximately 90% of the Fund's assets were in cash. The entire portfolio's gains came from the derivatives it trades.

Looking Ahead

Entering 2015, the Fund is long in bonds and interest rates across most geographies, long in developed and emerging market equities and short in commodities. We believe that the Fund's approach to trend following across a diversified portfolio of asset classes and time frames offers investors valuable diversification benefits. In our view, these benefits are especially pronounced during extreme market environments, when trend following tends to do best and other strategies may not perform as well.

Annual Report 2014
6

Variable Portfolio — AQR Managed Futures Strategy Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,161.70	1,019.21	6.48	6.06	1.19
Class 2	1,000.00	1,000.00	1,160.80	1,017.90	7.90	7.37	1.45

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2014
7

Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Portfolio of Investments

December 31, 2014

(Percentages represent value of investments compared to net assets)

Treasury Bills 26.6%

Issuer	Effective Yield	Principal Amount ($)	Value ($)
U.S. Treasury Bills 01/29/15	0.010%	62,204,001	62,203,522
02/05/15	0.010%	24,131,000	24,130,831
04/09/15	0.030%	1,629,000	1,628,880
06/04/15	0.070%	23,900,000	23,892,902
Total Treasury Bills (Cost: $111,852,877)			111,856,135

Money Market Funds 65.7%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.115%(a)(b)	175,797,075	175,797,075
JPMorgan Prime Money Market Fund, 0.010%(a)(c)	50,965,278	50,965,278
JPMorgan U.S. Treasury Plus Money Market Fund, 0.000%(a)	50,000,000	50,000,000
Total Money Market Funds (Cost: $276,762,353)		276,762,353
Total Investments (Cost: $388,615,230)		388,618,488
Other Assets & Liabilities, Net		32,585,527
Net Assets		421,204,015

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2014

At December 31, 2014, cash totaling $2,140,000 was pledged as collateral to cover open forward foreign currency exchange contracts.

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citibank	03/18/2015	49,565,000 AUD	41,325,675 USD	1,072,043	—
Citibank	03/18/2015	9,271,000 AUD	7,516,486 USD	—	(12,848)
Citibank	03/18/2015	6,690,000 BRL	2,519,661 USD	52,291	—
Citibank	03/18/2015	600,000 BRL	216,695 USD	—	(4,595)
Citibank	03/18/2015	22,218,000 CAD	19,341,171 USD	247,699	—
Citibank	03/18/2015	6,252,000 CAD	5,357,360 USD	—	(15,418)
Citibank	03/18/2015	472,000 CHF	484,616 USD	9,222	—
Citibank	03/18/2015	1,665,000,000 CLP	2,705,171 USD	—	(19,339)
Citibank	03/18/2015	3,460,000,000 COP	1,510,975 USD	60,575	—
Citibank	03/18/2015	72,400,000 CZK	3,263,528 USD	97,885	—
Citibank	03/18/2015	49,222,001 EUR	60,725,169 USD	1,124,628	—
Citibank	03/18/2015	11,482,001 GBP	17,939,625 USD	54,130	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
8

Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Portfolio of Investments (continued)

December 31, 2014

Forward Foreign Currency Exchange Contracts Open at December 31, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citibank	03/18/2015	1,510,000,000 HUF	5,955,982 USD	195,277	—
Citibank	03/18/2015	1,000,000,000 IDR	78,339 USD	—	(1,096)
Citibank	03/18/2015	27,740,000 ILS	7,002,050 USD	—	(111,705)
Citibank	03/18/2015	8,000,000 INR	125,087 USD	160	—
Citibank	03/18/2015	202,000,000 INR	3,125,055 USD	—	(29,347)
Citibank	03/18/2015	21,289,202,163 JPY	179,127,957 USD	1,277,431	—
Citibank	03/18/2015	5,086,035,836 JPY	41,979,123 USD	—	(509,747)
Citibank	03/18/2015	6,270,000,000 KRW	5,590,850 USD	—	(122,135)
Citibank	03/18/2015	264,800,000 MXN	18,660,116 USD	792,898	—
Citibank	03/18/2015	17,361,581 MYR	5,001,701 USD	75,470	—
Citibank	03/18/2015	3,128,419 MYR	886,690 USD	—	(978)
Citibank	03/18/2015	292,349,000 NOK	40,977,611 USD	1,832,493	—
Citibank	03/18/2015	401,000 NZD	310,931 USD	323	—
Citibank	03/18/2015	42,417,000 NZD	32,166,679 USD	—	(688,754)
Citibank	03/18/2015	277,696,806 PHP	6,201,194 USD	16,270	—
Citibank	03/18/2015	93,903,194 PHP	2,090,597 USD	—	(836)
Citibank	03/18/2015	32,060,000 PLN	9,339,503 USD	313,481	—
Citibank	03/18/2015	25,300,000 RUB	448,605 USD	31,295	—
Citibank	03/18/2015	517,231,000 SEK	68,540,511 USD	2,173,418	—
Citibank	03/18/2015	4,720,000 SGD	3,589,783 USD	31,038	—
Citibank	03/18/2015	17,100,000 TRY	7,318,218 USD	109,703	—
Citibank	03/18/2015	5,400,000 TRY	2,227,816 USD	—	(48,557)
Citibank	03/18/2015	299,700,000 TWD	9,632,962 USD	150,135	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
9

Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Portfolio of Investments (continued)

December 31, 2014

Forward Foreign Currency Exchange Contracts Open at December 31, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citibank	03/18/2015	81,033 USD	100,000 AUD	181	—
Citibank	03/18/2015	11,561,883 USD	14,076,000 AUD	—	(130,226)
Citibank	03/18/2015	1,047,723 USD	2,800,000 BRL	—	(15,043)
Citibank	03/18/2015	15,892,957 USD	18,119,000 CAD	—	(322,043)
Citibank	03/18/2015	3,043 USD	3,000 CHF	—	(22)
Citibank	03/18/2015	792,057 USD	490,000,000 CLP	9,750	—
Citibank	03/18/2015	246,757 USD	600,000,000 COP	4,758	—
Citibank	03/18/2015	384,151 USD	900,000,000 COP	—	(6,879)
Citibank	03/18/2015	3,188,282 USD	71,000,000 CZK	—	(83,854)
Citibank	03/18/2015	62,973,911 USD	50,846,000 EUR	—	(1,406,946)
Citibank	03/18/2015	6,932,813 USD	4,460,000 GBP	14,522	—
Citibank	03/18/2015	9,734,383 USD	6,209,000 GBP	—	(62,634)
Citibank	03/18/2015	5,142,894 USD	1,272,000,000 HUF	—	(290,168)
Citibank	03/18/2015	135,297 USD	1,700,000,000 IDR	—	(258)
Citibank	03/18/2015	3,297,515 USD	13,100,000 ILS	61,900	—
Citibank	03/18/2015	841,633 USD	54,000,000 INR	1,624	—
Citibank	03/18/2015	8,176,033 USD	514,000,000 INR	—	(149,483)
Citibank	03/18/2015	95,562,018 USD	11,565,255,000 JPY	1,054,411	—
Citibank	03/18/2015	38,300,760 USD	4,521,926,000 JPY	—	(524,477)
Citibank	03/18/2015	12,690,823 USD	14,040,000,000 KRW	101,892	—
Citibank	03/18/2015	329,323 USD	360,000,000 KRW	—	(1,305)
Citibank	03/18/2015	1,480,386 USD	22,000,000 MXN	4,050	—
Citibank	03/18/2015	8,137,435 USD	118,000,000 MXN	—	(175,457)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
10

Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Portfolio of Investments (continued)

December 31, 2014

Forward Foreign Currency Exchange Contracts Open at December 31, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citibank	03/18/2015	2,206,169 USD	7,800,000 MYR	7,028	—
Citibank	03/18/2015	1,063,126 USD	3,700,000 MYR	—	(13,275)
Citibank	03/18/2015	20,571,227 USD	146,266,000 NOK	—	(986,416)
Citibank	03/18/2015	55,317,224 USD	72,096,330 NZD	527,274	—
Citibank	03/18/2015	8,128,411 USD	10,436,670 NZD	—	(44,357)
Citibank	03/18/2015	1,313,429 USD	59,000,000 PHP	631	—
Citibank	03/18/2015	6,736,748 USD	302,000,000 PHP	—	(10,537)
Citibank	03/18/2015	5,659,812 USD	19,100,000 PLN	—	(282,488)
Citibank	03/18/2015	265,310 USD	19,300,000 RUB	53,033	—
Citibank	03/18/2015	105,720 USD	6,000,000 RUB	—	(6,753)
Citibank	03/18/2015	28,106,050 USD	212,224,000 SEK	—	(875,103)
Citibank	03/18/2015	4,197,279 USD	5,500,000 SGD	—	(50,435)
Citibank	03/18/2015	11,035,309 USD	25,230,000 TRY	—	(399,587)
Citibank	03/18/2015	6,272,803 USD	195,000,000 TWD	—	(102,793)
Citibank	03/18/2015	102,210 USD	1,200,000 ZAR	305	—
Citibank	03/18/2015	11,027,791 USD	126,400,000 ZAR	—	(229,559)
Citibank	03/18/2015	22,600,000 ZAR	1,936,196 USD	5,500	—
Citibank	03/18/2015	89,400,000 ZAR	7,618,265 USD	—	(19,091)
Total				11,564,724	(7,754,544)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
11

Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Portfolio of Investments (continued)

December 31, 2014

Futures Contracts Outstanding at December 31, 2014

At December 31, 2014, cash totaling $19,848,532 was pledged as collateral to cover initial margin requirements on open futures contracts.

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
3MO EURO EURIBOR	106	EUR	32,048,697	12/2015	17,815	—
3MO EURO EURIBOR	222	EUR	67,114,140	03/2016	84,913	—
3MO EURO EURIBOR	328	EUR	99,144,746	06/2016	132,555	—
3MO EURO EURIBOR	430	EUR	129,943,811	09/2016	84,584	—
3MO EURO EURIBOR	426	EUR	128,702,814	12/2016	75,495	—
90 DAY EURO$	59	USD	14,539,075	06/2016	—	(12,622)
90 DAY EURO$	155	USD	38,025,375	12/2016	—	(65,119)
90 DAY STERLING	446	GBP	86,335,909	06/2015	267,873	—
90 DAY STERLING	466	GBP	90,134,844	09/2015	309,620	—
90 DAY STERLING	484	GBP	93,522,152	12/2015	339,452	—
90 DAY STERLING	498	GBP	96,101,198	03/2016	318,849	—
90 DAY STERLING	508	GBP	97,902,289	06/2016	328,013	—
90 DAY STERLING	516	GBP	99,313,358	09/2016	353,796	—
90 DAY STERLING	526	GBP	101,115,073	12/2016	162,057	—
AMSTERDAM IDX	71	EUR	7,302,653	01/2015	—	(10,934)
AUST 10YR BOND	254	AUD	26,572,862	03/2015	323,581	—
AUST 3YR BOND	1,268	AUD	115,198,352	03/2015	395,512	—
CAN 10YR BOND	175	CAD	20,865,037	03/2015	289,030	—
COCOA FUTURE	13	GBP	401,184	03/2015	9,153	—
DAX INDEX	30	EUR	8,933,347	03/2015	177,404	—
DJIA MINI e-CBOT	277	USD	24,586,520	03/2015	615,620	—
EURO STOXX 50	49	EUR	1,857,633	03/2015	—	(14,373)
EURO$ 90 DAY	60	USD	14,862,750	12/2015	—	(15,707)
EURO$ 90 DAY	44	USD	10,870,200	03/2016	—	(8,495)
EURO$ 90 DAY	99	USD	24,337,913	09/2016	—	(29,052)
HANG SENG INDEX	14	HKD	2,134,758	01/2015	—	(19,951)
H-SHARES INDEX	84	HKD	6,493,369	01/2015	24,417	—
IBEX 35 INDEX	9	EUR	1,115,651	01/2015	13,618	—
MSCI SING IX ETS	51	SGD	2,938,376	01/2015	18,498	—
MSCI TAIWAN INDEX	154	USD	5,283,740	01/2015	67,815	—
NASDAQ 100 E-MINI	239	USD	20,232,545	03/2015	292,712	—
RUSSELL 2000 EMINI	114	USD	13,687,980	03/2015	137,940	—
S&P MID 400 EMINI	138	USD	19,990,680	03/2015	295,974	—
S&P/TSE 60 INDEX	31	CAD	4,544,603	03/2015	79,653	—
S&P500 EMINI	209	USD	21,447,580	03/2015	438,777	—
SGX CNX NIFTY ETS	523	USD	8,743,514	01/2015	16,883	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
12

Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Portfolio of Investments (continued)

December 31, 2014

Futures Contracts Outstanding at December 31, 2014 (continued)

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
SOYBEAN	47	USD	2,405,225	03/2015	—	(55,776)
SOYBEAN MEAL	68	USD	2,363,680	03/2015	—	(67,734)
TOPIX INDEX	146	JPY	17,156,036	03/2015	162,119	—
Total			1,558,269,669		5,833,728	(299,763)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
3MO EURO EURIBOR	(149)	EUR	(45,049,583)	06/2015	—	(12,134)
3MO EURO EURIBOR	(6)	EUR	(1,814,168)	09/2015	—	(552)
3MO EURO SWISS FRANC	(62)	CHF	(15,630,960)	06/2015	—	(20,917)
3MO EURO SWISS FRANC	(18)	CHF	(4,539,378)	09/2015	—	(7,638)
BANK ACCEPT	(9)	CAD	(1,911,183)	03/2015	192	—
BANK ACCEPT	(108)	CAD	(22,930,711)	06/2015	5,804	—
BRENT CRUDE	(123)	USD	(7,051,590)	02/2015	1,502,692	—
CAC40 10 EURO	(39)	EUR	(2,018,400)	01/2015	—	(99,338)
COPPER	(121)	USD	(8,547,138)	03/2015	283,757	—
COTTON NO.2	(90)	USD	(2,712,150)	03/2015	—	(11,849)
EURO$ 90 DAY	(205)	USD	(51,027,057)	06/2015	—	(9,958)
EURO$ 90 DAY	(8)	USD	(1,987,000)	09/2015	—	(1,014)
FTSE 100 INDEX	(27)	GBP	(2,744,813)	03/2015	—	(124,467)
FTSE/JSE TOP 40	(70)	ZAR	(2,678,187)	03/2015	—	(110,709)
FTSE/MIB INDEX	(9)	EUR	(1,038,350)	03/2015	—	(32,332)
GAS OIL	(186)	USD	(9,695,250)	02/2015	761,214	—
GASOLINE RBOB	(71)	USD	(4,389,802)	02/2015	492,889	—
GOLD 100 OZ	(14)	USD	(1,657,740)	02/2015	16,419	—
HEATING OIL	(127)	USD	(9,780,422)	02/2015	895,721	—
KOSPI2 INDEX	(108)	KRW	(11,987,445)	03/2015	152,900	—
LEAN HOGS	(88)	USD	(2,858,240)	02/2015	107,123	—
LME COPPER	(71)	USD	(11,196,700)	03/2015	130,973	—
LME PRI ALUM	(23)	USD	(1,063,031)	03/2015	57,041	—
LME ZINC	(6)	USD	(326,475)	03/2015	—	(5,023)
NATURAL GAS	(152)	USD	(4,391,280)	02/2015	1,246,058	—
PLATINUM	(10)	USD	(604,750)	04/2015	—	(2,672)
SILVER	(11)	USD	(857,945)	03/2015	17,260	—
SOYBEAN OIL	(64)	USD	(1,234,176)	03/2015	—	(1,255)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
13

Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Portfolio of Investments (continued)

December 31, 2014

Futures Contracts Outstanding at December 31, 2014 (continued)

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
SPI 200	(77)	AUD	(8,459,760)	03/2015	—	(397,406)
SUGAR #11	(1,079)	USD	(17,547,130)	02/2015	1,919,700	—
WTI CRUDE	(11)	USD	(585,970)	02/2015	60,354	—
Total			(258,316,784)		7,650,097	(837,264)

Total Return Swap Contracts on Futures at December 31, 2014

At December 31, 2014, securities and cash totaling $4,760,668 were pledged as collateral to cover open total return swap contracts on futures.

In addition, cash totaling $240,000 was received from broker as collateral to cover open total return swap contracts on futures.

Counterparty	Reference Instrument	Expiration Date	Trading Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
Barclays	CAN 10YR BOND	03/2015	CAD	13,115,166	76,531	—
Barclays	EURO BUXL 30YR BOND	03/2015	EUR	12,752,283	372,664	—
Barclays	EURO-BOBL	03/2015	EUR	89,700,198	491,904	—
Barclays	EURO-BUND	03/2015	EUR	22,067,431	278,021	—
Barclays	EURO-SCHATZ	03/2015	EUR	102,700,300	58,812	—
Barclays	GASOLINE	02/2015	USD	(1,051,079)	133,018	—
Barclays	JPN 10YR BOND	03/2015	JPY	103,643,012	541,597	—
Barclays	LONG GILT	03/2015	GBP	27,199,739	509,720	—
Barclays	SILVER	03/2015	USD	(233,985)	14,250	—
Barclays	US 10YR NOTE	03/2015	USD	46,154,064	179,401	—
Barclays	US 2YR NOTE	03/2015	USD	164,601,101	—	(303,932)
Barclays	US 5YR NOTE	03/2015	USD	74,806,775	117,997	—
Barclays	US LONG BOND	03/2015	USD	27,033,188	374,747	—
Barclays	WTI CRUDE	02/2015	USD	(799,050)	119,250	—
Citibank	COCOA	03/2015	GBP	1,234,412	52,595	—
Citibank	COPPER	03/2015	USD	(4,308,888)	258,488	—
Citibank	CORN	03/2015	USD	(1,826,200)	5,083	—
Citibank	COTTON NO.2	03/2015	USD	(3,375,120)	59,633	—
Citibank	GASOLINE	02/2015	USD	(2,473,128)	308,784	—
Citibank	GOLD 100 OZ	02/2015	USD	(10,301,670)	110,697	—
Citibank	HEATING OIL	02/2015	USD	(616,090)	61,199	—
Citibank	PLATINUM	04/2015	USD	(7,498,900)	—	(65,897)
Citibank	SILVER	03/2015	USD	(6,083,610)	234,335	—
Citibank	SOYBEAN	03/2015	USD	1,791,125	—	(23,863)
Citibank	SOYBEAN MEAL	03/2015	USD	1,877,040	—	(39,551)
Citibank	SOYBEAN OIL	03/2015	USD	(4,531,740)	—	(28,186)
Citibank	SUGAR #11	03/2015	USD	(227,674)	42,414	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
14

Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Portfolio of Investments (continued)

December 31, 2014

Total Return Swap Contracts on Futures at December 31, 2014 (continued)

Counterparty	Reference Instrument	Expiration Date	Trading Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
Citibank	WHEAT	03/2015	USD	(324,363)	—	(19,896)
Citibank	WHEAT KCBT	03/2015	USD	93,975	—	(6,981)
Citibank	WTI CRUDE	02/2015	USD	(4,208,330)	628,998	—
Deutsche Bank	LEAN HOGS	02/2015	USD	(487,200)	—	(552)
JPMorgan	SWISS MKT	03/2015	CHF	18,186,693	294,214	—
Total				658,609,475	5,324,352	(488,858)

Notes to Consolidated Portfolio of Investments

(a)  The rate shown is the seven-day current annualized yield at December 31, 2014.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	214,616,790	1,215,209,476	(1,254,029,191)	175,797,075	255,193	175,797,075

(c)  This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. These values are denoted within the Investments in Derivatives section of the Consolidated Portfolio of Investments.

Currency Legend

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

COP  Colombian Peso

CZK  Czech Koruna

EUR  Euro

GBP  British Pound

HKD  Hong Kong Dollar

HUF  Hungarian Forint

IDR  Indonesian Rupiah

ILS    Israeli Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysia Ringgits

NOK  Norwegian Krone

NZD  New Zealand Dollar

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
15

Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Portfolio of Investments (continued)

December 31, 2014

Currency Legend (continued)

PHP  Philippine Peso

PLN  Polish Zloty

RUB  Russian Rouble

SEK  Swedish Krona

SGD  Singapore Dollar

TRY  Turkish Lira

TWD  Taiwan Dollar

USD  US Dollar

ZAR  South African Rand

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Short-Term Securities
Treasury Bills	111,856,135	—	—	111,856,135
Total Short-Term Securities	111,856,135	—	—	111,856,135
Mutual Funds
Money Market Funds	276,762,353	—	—	276,762,353
Total Mutual Funds	276,762,353	—	—	276,762,353
Investments in Securities	388,618,488	—	—	388,618,488
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	11,564,724	—	11,564,724
Futures Contracts	13,483,825	—	—	13,483,825
Total Return Swap Contracts on Futures	—	5,324,352	—	5,324,352
Liabilities
Forward Foreign Currency Exchange Contracts	—	(7,754,544)	—	(7,754,544)
Futures Contracts	(1,137,027)	—	—	(1,137,027)
Total Return Swap Contracts on Futures	—	(488,858)	—	(488,858)
Total	400,965,286	8,645,674	—	409,610,960

See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Statement of Assets and Liabilities

December 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $212,818,155)	$212,821,413
Affiliated issuers (identified cost $175,797,075)	175,797,075
Total investments (identified cost $388,615,230)	388,618,488
Cash collateral held at broker	5,940,000
Margin deposits	19,848,532
Unrealized appreciation on forward foreign currency exchange contracts	11,564,724
Unrealized appreciation on swap contracts	5,324,352
Receivable for:
Capital shares sold	112
Dividends	24,231
Variation margin	1,601,306
Prepaid expenses	2,635
Trustees' deferred compensation plan	8,841
Total assets	432,933,221
Liabilities
Foreign currency (cost $53,799)	51,504
Unrealized depreciation on forward foreign currency exchange contracts	7,754,544
Unrealized depreciation on swap contracts	488,858
Payable for:
Capital shares purchased	1,110,526
Collateral and deposits	240,000
Variation margin	1,308,318
Due to broker	707,611
Investment management fees	11,749
Distribution and/or service fees	79
Transfer agent fees	691
Administration fees	922
Compensation of board members	1,953
Chief compliance officer expenses	52
Other expenses	43,558
Trustees' deferred compensation plan	8,841
Total liabilities	11,729,206
Net assets applicable to outstanding capital stock	$421,204,015

The accompanying Notes to Financial Statements are an integral part of this statement.

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Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Statement of Assets and Liabilities (continued)

December 31, 2014

Represented by
Paid-in capital	$396,619,921
Undistributed net investment income	3,331,262
Accumulated net realized gain	542,456
Unrealized appreciation (depreciation) on:
Investments	3,258
Foreign currency translations	(285,354)
Forward foreign currency exchange contracts	3,810,180
Futures contracts	12,346,798
Swap contracts	4,835,494
Total — representing net assets applicable to outstanding capital stock	$421,204,015
Class 1
Net assets	$409,605,682
Shares outstanding	37,278,552
Net asset value per share	$10.99
Class 2
Net assets	$11,598,333
Shares outstanding	1,057,100
Net asset value per share	$10.97

The accompanying Notes to Financial Statements are an integral part of this statement.

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Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Statement of Operations

Year Ended December 31, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$237
Dividends — affiliated issuers	255,193
Interest	29,509
Total income	284,939
Expenses:
Investment management fees	4,272,306
Distribution and/or service fees
Class 2	21,235
Transfer agent fees
Class 1	246,216
Class 2	5,097
Administration fees	335,083
Compensation of board members	30,858
Custodian fees	23,842
Printing and postage fees	24,407
Professional fees	42,045
Chief compliance officer expenses	224
Other	10,755
Total expenses	5,012,068
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(271,525)
Total net expenses	4,740,543
Net investment loss	(4,455,604)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Foreign currency translations	342,467
Forward foreign currency exchange contracts	15,041,679
Futures contracts	19,820,501
Swap contracts	7,945,518
Net realized gain	43,150,165
Net change in unrealized appreciation (depreciation) on:
Investments	(4,390)
Foreign currency translations	(388,280)
Forward foreign currency exchange contracts	(5,161,491)
Futures contracts	1,924,511
Swap contracts	2,637,359
Net change in unrealized depreciation	(992,291)
Net realized and unrealized gain	42,157,874
Net increase in net assets resulting from operations	$37,702,270

The accompanying Notes to Financial Statements are an integral part of this statement.

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Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations
Net investment loss	$(4,455,604)	$(3,783,197)
Net realized gain	43,150,165	29,956,359
Net change in unrealized appreciation (depreciation)	(992,291)	9,544,598
Net increase in net assets resulting from operations	37,702,270	35,717,760
Distributions to shareholders
Net investment income
Class 1	(6,665,017)	(14,800,134)
Class 2	(114,198)	(44,459)
Net realized gains
Class 1	(26,217,119)	(3,028,796)
Class 2	(521,883)	(9,699)
Total distributions to shareholders	(33,518,217)	(17,883,088)
Increase (decrease) in net assets from capital stock activity	(40,266,139)	63,806,804
Total increase (decrease) in net assets	(36,082,086)	81,641,476
Net assets at beginning of year	457,286,101	375,644,625
Net assets at end of year	$421,204,015	$457,286,101
Undistributed (excess of distributions over) net investment income	$3,331,262	$(6,341,861)

The accompanying Notes to Financial Statements are an integral part of this statement.

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Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	3,742	37,098	4,844,312	50,032,558
Distributions reinvested	3,486,971	32,882,136	1,739,408	17,828,930
Redemptions	(7,796,190)	(77,340,533)	(1,029,258)	(10,702,836)
Net increase (decrease)	(4,305,477)	(44,421,299)	5,554,462	57,158,652
Class 2 shares
Subscriptions	420,618	4,213,426	639,871	6,676,704
Distributions reinvested	67,453	636,081	5,284	54,158
Redemptions	(68,397)	(694,347)	(7,979)	(82,710)
Net increase	419,674	4,155,160	637,176	6,648,152
Total net increase (decrease)	(3,885,803)	(40,266,139)	6,191,638	63,806,804

The accompanying Notes to Financial Statements are an integral part of this statement.

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Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$10.83	$10.43	$10.00
Income from investment operations:
Net investment loss	(0.11)	(0.10)	(0.06)
Net realized and unrealized gain	1.09	1.00	0.49
Increase from payment by affiliate	—	—	0.00	(b)
Total from investment operations	0.98	0.90	0.43
Less distributions to shareholders:
Net investment income	(0.16)	(0.42)	—
Net realized gains	(0.66)	(0.08)	—
Total distributions to shareholders	(0.82)	(0.50)	—
Net asset value, end of period	$10.99	$10.83	$10.43
Total return	10.34%	8.86%	4.30	%(c)
Ratios to average net assets(d)
Total gross expenses	1.19%	1.19%	1.20	%(e)
Total net expenses(f)	1.13%	1.03%	1.09	%(e)
Net investment loss	(1.06%)	(0.94%)	(0.95	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$409,606	$450,391	$375,642
Portfolio turnover	0%	0%	0%

Notes to Consolidated Financial Highlights

(a)  Based on operations from April 30, 2012 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.01%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.

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Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Financial Highlights (continued)

	Year Ended December 31,
Class 2	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$10.82	$10.41	$10.00
Income from investment operations:
Net investment loss	(0.13)	(0.12)	(0.08)
Net realized and unrealized gain	1.08	1.00	0.49
Total from investment operations	0.95	0.88	0.41
Less distributions to shareholders:
Net investment income	(0.14)	(0.39)	—
Net realized gains	(0.66)	(0.08)	—
Total distributions to shareholders	(0.80)	(0.47)	—
Net asset value, end of period	$10.97	$10.82	$10.41
Total return	10.00%	8.71%	4.10%
Ratios to average net assets(b)
Total gross expenses	1.44%	1.46%	1.44	%(c)
Total net expenses(d)	1.39%	1.25%	1.34	%(c)
Net investment loss	(1.32%)	(1.17%)	(1.17	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$11,598	$6,895	$3
Portfolio turnover	0%	0%	0%

Notes to Consolidated Financial Highlights

(a)  Based on operations from April 30, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Variable Portfolio — AQR Managed Futures Strategy Fund

Notes to Consolidated Financial Statements

December 31, 2014

Note 1. Organization

Variable Portfolio — AQR Managed Futures Strategy Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Basis for Consolidation

VPMF Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary operates as an investment vehicle to provide the Fund with exposure to the commodities markets consistent with the Fund's investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. At December 31, 2014, the net assets of the Subsidiary were $98,451,658 or 23.4% of the Fund's consolidated net assets. All intercompany transactions and balances have been eliminated in the consolidation process.

The consolidated financial statements (financial statements) present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Short-term securities within 60 days to maturity are valued at amortized cost, which approximates market value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees (Board). If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and

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Variable Portfolio — AQR Managed Futures Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2014

estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

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Variable Portfolio — AQR Managed Futures Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2014

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to U.S. dollars and to generate total return through long and short currency positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.

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Variable Portfolio — AQR Managed Futures Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2014

Swap Contracts

Swap contracts are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund's counterparty to the cleared swap contract, which it holds at the CCP through a broker. Upon entering into a centrally cleared swap contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contacts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statements of Assets and Liabilities.

Total Return Swap Contracts

The Fund entered into total return swap contracts to obtain synthetic exposure to bond, commodity and equity index futures. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security or market without owning, taking physical custody of, or short selling such security or securities in a market.

Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain or (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses).

Total return swap contracts may be subject to liquidity risk, which exists when a particular swap contract is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swap contracts are subject to the risk associated with the investment in the underlying reference instruments. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference instruments. This risk may be offset if the Fund holds any of the underlying reference instruments. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.

Total return swap contracts are also subject to the risk of the counterparty not fulfilling its obligations under the contract (counterparty credit risk). The Fund attempts to mitigate counterparty credit risk by entering into total return swap contracts only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager.

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2014:

				Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Consolidated Statement of Assets and Liabilities ($)	Net Amounts of Assets Consolidated Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Offset in the Securities Collateral Received ($)	Presented in the Net Amount ($)(b)
Asset Derivatives:
Forward Foreign Currency Exchange Contracts	11,564,724	—	11,564,724	7,754,544	—	—	3,810,180
Over-the-Counter Swap Contracts(c)	5,324,352	—	5,324,352	488,306	240,000	—	4,596,046
Total	16,889,076	—	16,889,076	8,242,850	240,000	—	8,406,226

Annual Report 2014
28

Variable Portfolio — AQR Managed Futures Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2014

				Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Consolidated Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities ($)	Financial Instruments ($)(d)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount ($)(e)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	7,754,544	—	7,754,544	7,754,544	—	—	—
Over-the-Counter Swap Contracts(c)	488,858	—	488,858	488,306	—	—	552
Total	8,243,402	—	8,243,402	8,242,850	—	—	552

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

(c) Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(d) Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.

(e) Represents the net amount due to counterparties in the event of default.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2014:

Asset Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	2,494,330	*
Equity risk	Net assets — unrealized appreciation on swap contracts	294,214	*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	11,564,724
Interest rate risk	Net assets — unrealized appreciation on swap contracts	3,001,394	*
Interest rate risk	Net assets — unrealized appreciation on futures contracts	3,489,141	*
Commodity-related investment risk	Net assets — unrealized appreciation on futures contracts	7,500,354	*
Commodity-related investment risk	Net assets — unrealized appreciation on swap contracts	2,028,744	*
Total		30,372,901

Annual Report 2014
29

Variable Portfolio — AQR Managed Futures Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2014

Liability Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	809,510	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	7,754,544
Interest rate risk	Net assets — unrealized depreciation on futures contracts	183,207	*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	369,829	*
Commodity-related investment risk	Net assets — unrealized depreciation on futures contracts	144,310	*
Commodity-related investment risk	Net assets — unrealized depreciation on swap contracts	119,029	*
Total		9,380,429

*Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Commodity-related investment risk	—	20,519,363	7,962,347	28,481,710
Equity risk	—	(4,091,345)	(1,432,120)	(5,523,465)
Foreign exchange risk	15,041,679	(245,327)	—	14,796,352
Interest rate risk	—	3,637,810	1,415,291	5,053,101
Total	15,041,679	19,820,501	7,945,518	42,807,698
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Commodity-related investment risk	—	6,522,343	(494,118)	6,028,225
Equity risk	—	(7,008,540)	167,841	(6,840,699)
Foreign exchange risk	(5,161,491)	(170,702)	—	(5,332,193)
Interest rate risk	—	2,581,410	2,963,636	5,545,046
Total	(5,161,491)	1,924,511	2,637,359	(599,621)

Annual Report 2014
30

Variable Portfolio — AQR Managed Futures Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2014

The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2014:

Derivative Instrument	Average notional amounts ($)*
Futures contracts — Long	1,447,605,031
Futures contracts — Short	609,730,434
Derivative Instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	13,347,149	(11,001,993)
Total return swaps	5,224,789	(842,117)

*Based on ending quarterly outstanding amounts for the year ended December 31, 2014.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 1.02% to 0.90% as the Fund's net assets increase. The effective investment management fee rate for the year ended December 31, 2014 was 1.02% of the Fund's average daily net assets.

Annual Report 2014
31

Variable Portfolio — AQR Managed Futures Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2014

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with AQR Capital Management, LLC (AQR) to serve as the subadviser to the Fund. The Investment Manager compensates AQR to manage the investment of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended December 31, 2014 was 0.08% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective December 1, 2014	Voluntary Expense Cap Effective May 1, 2014 through November 30, 2014	Contractual Expense Cap Prior to May 1, 2014
Class 1	2.26%	2.40%	1.00%
Class 2	2.51	2.65	1.25

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, Trustees' deferred compensation, distribution reclassifications, foreign currency transactions, derivative investments and investments in commodity subsidiary. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Consolidated Statement of Assets and Liabilities. Temporary differences do not require

Annual Report 2014
32

Variable Portfolio — AQR Managed Futures Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2014

reclassifications. In the Consolidated Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$20,907,942
Accumulated net realized gain	(26,244,968)
Paid-in capital	5,337,026

Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2014	2013
Ordinary income	$21,909,903	$17,883,087
Long-term capital gains	11,608,314	—
Total	33,518,217	17,883,087

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$52,652,950
Capital loss carryforwards	(16,423,252)
Net unrealized depreciation	(8,331,903)

At December 31, 2014, the cost of investments for federal income tax purposes was $408,339,931 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$349,517
Unrealized depreciation	(8,681,420)
Net unrealized depreciation	$(8,331,903)

The following capital loss carryforwards, determined at December 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	9,242,049
No expiration — long-term	7,181,203
Total	16,423,252

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

For the year ended December 31, 2014, there were no purchases or proceeds from the sale of securities other than short-term investment transactions and derivative activity. Only the amount of long-term security purchase and sale activity, excluding derivatives, impacts the portfolio turnover reported in the Consolidated Financial Statements.

Note 6. Affiliated Money Market Fund

The Fund significantly invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2014, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended December 31, 2014.

Annual Report 2014
33

Variable Portfolio — AQR Managed Futures Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2014

Note 9. Significant Risks

Commodity-Related Investment Risk

The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may, in turn, reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the value of the Fund's investments to greater volatility than other types of investments. Limited or no active trading market may exist for certain commodities investments, which may impair the ability to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument may not perform or be unable to perform in accordance with the terms of the instrument. Foreign subsidiaries making commodity-related investments will not generally be subject to U.S. laws (including securities laws) and their protections. Further, they will be subject to the laws of a foreign jurisdiction, which can be adversely affected by developments in that jurisdiction.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
34

Variable Portfolio — AQR Managed Futures Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Variable Portfolio — AQR Managed Futures Strategy Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Variable Portfolio — AQR Managed Futures Strategy Fund (the "Fund", a series of Columbia Funds Variable Insurance Trust) at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2015

Annual Report 2014
35

Variable Portfolio — AQR Managed Futures Strategy Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Insurance Trust.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	59

Spartan Stores, Inc. (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013

Janet Langford Kelly (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			59	None
Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	59	None
William E. Mayer (Born 1940) Trustee	1994	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996	59

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

Annual Report 2014
36

Variable Portfolio — AQR Managed Futures Strategy Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	59

CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media); Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	59	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	59	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	59	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	59	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2014
37

Variable Portfolio — AQR Managed Futures Strategy Fund

Trustees and Officers (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001 – April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 – September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005 – April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006 – April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 – August 2012

			191

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010 – December 2014; and Vice President and Group Counsel or Lead Counsel 2004 – January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014
38

Variable Portfolio — AQR Managed Futures Strategy Fund

Trustees and Officers (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010 – January 2013 and Group Counsel, November 2008 – January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005 – April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007 – April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005 – April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006 – April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 – April 2010, and Vice President — Asset Management and Trust Company Services, 2006 – 2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004 – 2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005 – April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2014
39

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Annual Report 2014
40

Variable Portfolio — AQR Managed Futures Strategy Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiamanagement.com or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiamanagement.com

Annual Report 2014
41

Variable Portfolio — AQR Managed Futures Strategy Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1538 D (2/15)

Annual Report

December 31, 2014

Columbia Variable Portfolio — Contrarian Core Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Contrarian Core Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	22
Trustees and Officers	23
Important Information About This Report	29

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Variable Portfolio — Contrarian Core Fund

Performance Overview

Performance Summary

>  Columbia Variable Portfolio — Contrarian Core Fund (the Fund) Class 2 shares returned 12.83% for the 12-month period that ended December 31, 2014.

>  The Fund underperformed its benchmark, the Russell 1000 Index, which returned 13.24% for the same time period.

>  Stock selection within the information technology, health care, and consumer staples sectors aided Fund results, while lack of exposure to utilities and real estate investment trusts (REITs) hampered results relative to the benchmark.

Average Annual Total Returns (%) (for period ended December 31, 2014)

	Inception	1 Year	Life
Class 1	04/30/12	13.06	19.77
Class 2	04/30/12	12.83	19.49
Russell 1000 Index		13.24	18.21

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia Variable Portfolio — Contrarian Core Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 30, 2012 – December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Contrarian Core Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014
3

Columbia Variable Portfolio — Contrarian Core Fund

Manager Discussion of Fund Performance

Portfolio Management

Guy Pope, CFA

Top Ten Holdings (%) (at December 31, 2014)
Apple, Inc.	4.6
JPMorgan Chase & Co.	3.5
Citigroup, Inc.	3.4
Comcast Corp., Class A	2.9
CVS Health Corp.	2.8
Honeywell International, Inc.	2.6
Berkshire Hathaway, Inc., Class B	2.6
Chevron Corp.	2.5
Microsoft Corp.	2.4
Bank of America Corp.	2.4

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2014)
Common Stocks	98.4
Consumer Discretionary	13.0
Consumer Staples	8.4
Energy	6.4
Financials	19.6
Health Care	15.5
Industrials	11.1
Information Technology	18.9
Materials	3.1
Telecommunication Services	2.4
Money Market Funds	1.6
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

At December 31, 2014, approximately 99% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2014, the Fund's Class 2 shares returned 12.83%. The Fund underperformed its benchmark, the Russell 1000 Index, which returned 13.24% for the same time period. Stock selection within the information technology, health care, and consumer staples sectors contributed positively to the Fund's performance. An underweight in the energy sector also aided results. Lack of exposure to utilities and real estate investment trusts (REITs) hampered relative returns.

U.S. Economy Fired on All Cylinders

A cold and difficult 2014 winter brought many parts of the United States to a standstill in early 2014, but the pace of economic growth picked up as the year unfolded. Gross domestic product advanced 4.6% in the second quarter and 5.0% in the third quarter, well above the 3.0% long-term historical average. A series of solid monthly job reports drove the unemployment rate down to 5.6%, its lowest mark since 2008. Manufacturing activity remained solid, even though it slipped in the final month of the period, and the nation's industrial capacity utilization rate rose to a post-recession high of 80.1%, in line with its long-term average. Corporate profit growth improved after a weak start in 2014 but lagged as the year came to a close.

Investors responded favorably to the generally good economic news. However, concerns about increased global tensions, sinking oil prices and uncertainty about the Federal Reserve's (the Fed's) next move created periods of volatility for the riskiest sectors of both stock and bond markets. The Fed spent the year winding down its monthly bond purchases, ending its program of quantitative easing in October. In this environment, interest rates were expected to rise in 2014. However, the yield on the 10-year U.S. Treasury, a bellwether for the bond market, declined, providing continued support to a rising U.S. stock market and boosting returns on long-term Treasury bonds.

Contributors and Detractors

The Fund enjoyed superior returns from selections within the information technology, health care and consumer staples sectors. Within information technology, the Fund owned a large position in Apple and also benefited from a position in Skyworks, a supplier of semiconductors to Apple, Samsung and other industry leaders. Health care was another profitable area for the Fund. Long-time holding Covidien was purchased during the period by Medtronic, and Vertex Pharmaceuticals benefited from increased sales of Kalydeco, which combats certain forms of cystic fibrosis. In consumer staples, CVS Health, the parent company of the CVS drug store chain, was another substantial position that aided relative performance. Overall, the Fund was underweight relative to the benchmark in the energy sector, which aided relative performance as commodity prices plummeted in the second half of the year.

Annual Report 2014
4

Columbia Variable Portfolio — Contrarian Core Fund

Manager Discussion of Fund Performance (continued)

Some of the major disappointments for the year were the result of investments the Fund did not own, including utilities and REITs. Interest rates declined throughout the period, aiding utilities and REITs by making their dividends become more attractive to income-orientated investors. In addition, periods of volatility and low growth also made dividend-paying utilities attractive to skittish investors.

Individual disappointments included Wynn Resorts, Discovery Communications and Halliburton. Wynn Resorts was hurt by weak results from casino gambling in the Macau market, which stemmed from an anti-corruption push that kept Asian high-rollers on the sidelines. Discovery Communications, the owner of such media properties as the Discovery Channel, OWN (Oprah Winfrey Network) and TLC (The Learning Channel), was hurt by a slowdown in advertising dollars as well as by the strong dollar, which detracted from returns for a wide range of multinational companies. Halliburton, which had advanced nicely earlier in the year, pulled back sharply when oil prices staged a massive decline.

Looking Ahead

We currently expect short-term interest rates to make their long-anticipated upward move, and we believe the portfolio is well positioned for such a development. Overall, we are cautiously optimistic about the equity markets for the year ahead, given the gains we have enjoyed over the last several years and the outlook for modest gains in corporate earnings. We believe that the U.S. economic cycle is entering a mature phase, limiting the prospects for future margin expansion. International economies, for the most part, do not seem to be keeping pace. In our view, the United States remains the standard bearer, and all eyes are on the Fed's next major policy statements for clues to the timing of its first hike in short-term interest rates since 2006.

Annual Report 2014
5

Columbia Variable Portfolio — Contrarian Core Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,063.70	1,021.37	3.95	3.87	0.76
Class 2	1,000.00	1,000.00	1,062.10	1,020.11	5.25	5.14	1.01

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2014
6

Columbia Variable Portfolio — Contrarian Core Fund

Portfolio of Investments

December 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 98.1%

Issuer	Shares	Value ($)
Consumer Discretionary 12.9%
Auto Components 1.3%
Delphi Automotive PLC	449,763	32,706,765
Hotels, Restaurants & Leisure 2.4%
Aramark	503,893	15,696,267
Hilton Worldwide Holdings, Inc.(a)	426,718	11,133,073
Las Vegas Sands Corp.	177,180	10,304,789
McDonald's Corp.	185,360	17,368,232
Wynn Resorts Ltd.	26,733	3,976,801
Total		58,479,162
Household Durables 0.4%
Mohawk Industries, Inc.(a)	72,664	11,289,079
Internet & Catalog Retail 1.0%
Priceline Group, Inc. (The)(a)	20,980	23,921,606
Media 5.3%
CBS Corp., Class B Non Voting	557,145	30,832,404
Comcast Corp., Class A	1,232,224	71,481,314
Discovery Communications, Inc., Class A(a)	604,737	20,833,190
Viacom, Inc., Class B	114,128	8,588,132
Total		131,735,040
Specialty Retail 2.3%
Cabela's, Inc.(a)	194,175	10,234,965
Lowe's Companies, Inc.	516,030	35,502,864
Michaels Companies, Inc. (The)(a)	473,355	11,706,069
Total		57,443,898
Textiles, Apparel & Luxury Goods 0.2%
Ralph Lauren Corp.	29,040	5,377,046
Total Consumer Discretionary		320,952,596
Consumer Staples 8.4%
Beverages 2.8%
Diageo PLC, ADR	215,712	24,610,582
PepsiCo, Inc.	460,868	43,579,678
Total		68,190,260
Food & Staples Retailing 3.6%
CVS Health Corp.	706,522	68,045,134
Walgreens Boots Alliance, Inc.	288,205	21,961,221
Total		90,006,355

Common Stocks (continued)

Issuer	Shares	Value ($)
Household Products 1.6%
Procter & Gamble Co. (The)	432,882	39,431,221
Personal Products 0.4%
Avon Products, Inc.	666,330	6,256,839
Nu Skin Enterprises, Inc., Class A	79,930	3,492,941
Total		9,749,780
Total Consumer Staples		207,377,616
Energy 6.4%
Energy Equipment & Services 2.2%
Halliburton Co.	769,489	30,264,002
Schlumberger Ltd.	280,755	23,979,285
Total		54,243,287
Oil, Gas & Consumable Fuels 4.2%
Canadian Natural Resources Ltd.	577,430	17,831,038
Chevron Corp.	533,137	59,807,309
ConocoPhillips	161,445	11,149,392
Noble Energy, Inc.	312,394	14,816,847
Total		103,604,586
Total Energy		157,847,873
Financials 19.6%
Banks 11.0%
Bank of America Corp.	3,300,285	59,042,099
Citigroup, Inc.	1,543,982	83,544,866
JPMorgan Chase & Co.	1,367,908	85,603,682
Wells Fargo & Co.	803,263	44,034,878
Total		272,225,525
Capital Markets 4.6%
BlackRock, Inc.	162,024	57,933,301
Goldman Sachs Group, Inc. (The)	291,615	56,523,736
Total		114,457,037
Diversified Financial Services 2.6%
Berkshire Hathaway, Inc., Class B(a)	419,496	62,987,325
Insurance 1.3%
Aon PLC	335,651	31,829,784
Real Estate Investment Trusts (REITs) 0.1%
Rayonier, Inc.	111,445	3,113,773
Total Financials		484,613,444

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
7

Columbia Variable Portfolio — Contrarian Core Fund

Portfolio of Investments (continued)

December 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care 15.4%
Biotechnology 2.7%
Biogen Idec, Inc.(a)	18,725	6,356,201
Celgene Corp.(a)	344,704	38,558,590
Vertex Pharmaceuticals, Inc.(a)	185,020	21,980,376
Total		66,895,167
Health Care Equipment & Supplies 7.0%
Abbott Laboratories	981,066	44,167,591
Covidien PLC	517,917	52,972,551
Medtronic, Inc.	801,920	57,898,624
St. Jude Medical, Inc.	294,630	19,159,789
Total		174,198,555
Health Care Providers & Services 2.1%
Cardinal Health, Inc.	317,131	25,601,985
CIGNA Corp.	242,290	24,934,064
Total		50,536,049
Health Care Technology 0.4%
IMS Health Holdings, Inc.(a)	423,056	10,847,156
Pharmaceuticals 3.2%
Johnson & Johnson	381,763	39,920,957
Perrigo Co. PLC	238,817	39,920,650
Total		79,841,607
Total Health Care		382,318,534
Industrials 11.1%
Aerospace & Defense 4.6%
Honeywell International, Inc.	633,230	63,272,341
Precision Castparts Corp.	72,685	17,508,363
United Technologies Corp.	287,854	33,103,210
Total		113,883,914
Air Freight & Logistics 0.8%
FedEx Corp.	108,438	18,831,343
Building Products 0.5%
Fortune Brands Home & Security, Inc.	279,103	12,634,993
Commercial Services & Supplies 1.1%
Tyco International PLC	641,404	28,131,979
Electrical Equipment 1.6%
Eaton Corp. PLC	579,968	39,414,625
Industrial Conglomerates 1.2%
General Electric Co.	1,163,087	29,391,209

Common Stocks (continued)

Issuer	Shares	Value ($)
Professional Services 0.7%
Dun & Bradstreet Corp. (The)	144,960	17,534,362
Road & Rail 0.6%
Kansas City Southern	118,530	14,464,216
Total Industrials		274,286,641
Information Technology 18.9%
Communications Equipment 0.8%
QUALCOMM, Inc.	267,038	19,848,934
Internet Software & Services 3.7%
Google, Inc., Class A(a)	53,796	28,547,385
Google, Inc., Class C(a)	108,291	57,004,383
Twitter, Inc.(a)	131,260	4,708,296
Total		90,260,064
IT Services 1.9%
MasterCard, Inc., Class A	554,500	47,775,720
Semiconductors & Semiconductor Equipment 1.5%
Broadcom Corp., Class A	517,765	22,434,757
Skyworks Solutions, Inc.	185,380	13,478,980
Total		35,913,737
Software 4.9%
Electronic Arts, Inc.(a)	710,653	33,411,351
Intuit, Inc.	323,770	29,848,356
Microsoft Corp.	1,271,382	59,055,694
Total		122,315,401
Technology Hardware, Storage & Peripherals 6.1%
Apple, Inc.	1,021,969	112,804,938
EMC Corp.	925,728	27,531,151
Hewlett-Packard Co.	264,205	10,602,547
Total		150,938,636
Total Information Technology		467,052,492
Materials 3.1%
Chemicals 3.1%
Chemtura Corp.(a)	300,195	7,423,822
Dow Chemical Co. (The)	271,146	12,366,969
LyondellBasell Industries NV, Class A	325,615	25,850,575
Monsanto Co.	258,745	30,912,265
Total		76,553,631
Total Materials		76,553,631

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia Variable Portfolio — Contrarian Core Fund

Portfolio of Investments (continued)

December 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Telecommunication Services 2.3%
Diversified Telecommunication Services 2.3%
Verizon Communications, Inc.	1,254,021	58,663,102
Total Telecommunication Services		58,663,102
Total Common Stocks (Cost: $2,053,218,224)		2,429,665,929

Money Market Funds 1.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.115%(b)(c)	38,758,428	38,758,428
Total Money Market Funds (Cost: $38,758,428)		38,758,428
Total Investments (Cost: $2,091,976,652)		2,468,424,357
Other Assets & Liabilities, Net		6,320,820
Net Assets		2,474,745,177

The accompanying Notes to Financial Statements are an integral part of this statement.

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2014.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	42,260,925	775,994,707	(779,497,204)	38,758,428	47,365	38,758,428

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Annual Report 2014
9

Columbia Variable Portfolio — Contrarian Core Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	320,952,596	—	—	320,952,596
Consumer Staples	207,377,616	—	—	207,377,616
Energy	157,847,873	—	—	157,847,873
Financials	484,613,444	—	—	484,613,444
Health Care	382,318,534	—	—	382,318,534
Industrials	274,286,641	—	—	274,286,641
Information Technology	467,052,492	—	—	467,052,492
Materials	76,553,631	—	—	76,553,631
Telecommunication Services	58,663,102	—	—	58,663,102
Total Equity Securities	2,429,665,929	—	—	2,429,665,929
Mutual Funds
Money Market Funds	38,758,428	—	—	38,758,428
Total Mutual Funds	38,758,428	—	—	38,758,428
Total	2,468,424,357	—	—	2,468,424,357

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Variable Portfolio — Contrarian Core Fund

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $2,053,218,224)	$2,429,665,929
Affiliated issuers (identified cost $38,758,428)	38,758,428
Total investments (identified cost $2,091,976,652)	2,468,424,357
Receivable for:
Investments sold	30,416,305
Capital shares sold	75,070
Dividends	1,665,013
Reclaims	49,838
Prepaid expenses	14,269
Trustees' deferred compensation plan	14,722
Total assets	2,500,659,574
Liabilities
Payable for:
Investments purchased	24,066,046
Capital shares purchased	138,466
Investment management fees	1,398,008
Distribution and/or service fees	6,097
Transfer agent fees	133,594
Administration fees	118,112
Compensation of board members	3,743
Chief compliance officer expenses	289
Other expenses	35,320
Trustees' deferred compensation plan	14,722
Total liabilities	25,914,397
Net assets applicable to outstanding capital stock	$2,474,745,177
Represented by
Trust capital	$2,474,745,177
Total — representing net assets applicable to outstanding capital stock	$2,474,745,177
Class 1
Net assets	$2,446,355,099
Shares outstanding	151,101,533
Net asset value per share	$16.19
Class 2
Net assets	$28,390,078
Shares outstanding	1,764,504
Net asset value per share	$16.09

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Variable Portfolio — Contrarian Core Fund

Statement of Operations

Year Ended December 31, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$34,630,349
Dividends — affiliated issuers	47,365
Foreign taxes withheld	(565,238)
Total income	34,112,476
Expenses:
Investment management fees	13,629,246
Distribution and/or service fees
Class 2	42,705
Transfer agent fees
Class 1	1,274,380
Class 2	10,249
Administration fees	1,145,547
Compensation of board members	67,653
Custodian fees	27,695
Printing and postage fees	22,295
Professional fees	79,373
Chief compliance officer expenses	1,126
Other	32,444
Total expenses	16,332,713
Net investment income	17,779,763
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	144,336,624
Foreign currency translations	3,326
Net realized gain	144,339,950
Net change in unrealized appreciation (depreciation) on:
Investments	128,023,565
Foreign currency translations	(1,053)
Net change in unrealized appreciation	128,022,512
Net realized and unrealized gain	272,362,462
Net increase in net assets resulting from operations	$290,142,225

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Variable Portfolio — Contrarian Core Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations
Net investment income	$17,779,763	$10,742,094
Net realized gain	144,339,950	86,458,628
Net change in unrealized appreciation	128,022,512	208,016,873
Net increase in net assets resulting from operations	290,142,225	305,217,595
Increase in net assets from capital stock activity	577,017,916	780,431,331
Total increase in net assets	867,160,141	1,085,648,926
Net assets at beginning of year	1,607,585,036	521,936,110
Net assets at end of year	$2,474,745,177	$1,607,585,036

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Variable Portfolio — Contrarian Core Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	42,410,289	603,785,035	65,269,851	813,149,278
Redemptions	(2,930,532)	(43,369,790)	(3,166,177)	(41,409,819)
Net increase	39,479,757	560,415,245	62,103,674	771,739,459
Class 2 shares
Subscriptions	1,123,866	16,951,031	680,614	8,900,471
Redemptions	(23,270)	(348,360)	(16,956)	(208,599)
Net increase	1,100,596	16,602,671	663,658	8,691,872
Total net increase	40,580,353	577,017,916	62,767,332	780,431,331

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Variable Portfolio — Contrarian Core Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$14.32	$10.54	$10.00
Income from investment operations:
Net investment income	0.13	0.13	0.10
Net realized and unrealized gain	1.74	3.65	0.44
Total from investment operations	1.87	3.78	0.54
Net asset value, end of period	$16.19	$14.32	$10.54
Total return	13.06%	35.86%	5.40%
Ratios to average net assets(b)
Total gross expenses	0.76%	0.81%	0.86	%(c)
Total net expenses(d)	0.76%	0.76%	0.72	%(c)
Net investment income	0.83%	1.01%	1.45	%(c)
Supplemental data
Net assets, end of period (in thousands)	$2,446,355	$1,598,115	$521,933
Portfolio turnover	59%	57%	48%

Notes to Financial Highlights

(a)  Based on operations from April 30, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Variable Portfolio — Contrarian Core Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$14.26	$10.53	$10.00
Income from investment operations:
Net investment income	0.08	0.10	0.08
Net realized and unrealized gain	1.75	3.63	0.45
Total from investment operations	1.83	3.73	0.53
Net asset value, end of period	$16.09	$14.26	$10.53
Total return	12.83%	35.42%	5.30%
Ratios to average net assets(b)
Total gross expenses	1.01%	1.06%	1.08	%(c)
Total net expenses(d)	1.01%	1.02%	0.97	%(c)
Net investment income	0.54%	0.73%	1.20	%(c)
Supplemental data
Net assets, end of period (in thousands)	$28,390	$9,470	$3
Portfolio turnover	59%	57%	48%

Notes to Financial Highlights

(a)  Based on operations from April 30, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Variable Portfolio — Contrarian Core Fund

Notes to Financial Statements

December 31, 2014

Note 1. Organization

Columbia Variable Portfolio — Contrarian Core Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Annual Report 2014
17

Columbia Variable Portfolio — Contrarian Core Fund

Notes to Financial Statements (continued)

December 31, 2014

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund's management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund's income and loss. The components of the Fund's net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Annual Report 2014
18

Columbia Variable Portfolio — Contrarian Core Fund

Notes to Financial Statements (continued)

December 31, 2014

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. The effective investment management fee rate for the year ended December 31, 2014 was 0.64% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended December 31, 2014 was 0.05% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective May 1, 2014	Contractual Expense Cap Prior to May 1, 2014
Class 1	0.77%	0.77%
Class 2	1.02	1.02

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and

Annual Report 2014
19

Columbia Variable Portfolio — Contrarian Core Fund

Notes to Financial Statements (continued)

December 31, 2014

brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $1,845,265,471 and $1,242,335,028, respectively, for the year ended December 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Shareholder Concentration

At December 31, 2014, affiliated shareholders of record owned 100% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended December 31, 2014.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased

Annual Report 2014
20

Columbia Variable Portfolio — Contrarian Core Fund

Notes to Financial Statements (continued)

December 31, 2014

fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
21

Columbia Variable Portfolio — Contrarian Core Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Contrarian Core Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Contrarian Core Fund (the "Fund", a series of Columbia Funds Variable Insurance Trust) at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2015

Annual Report 2014
22

Columbia Variable Portfolio — Contrarian Core Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Insurance Trust.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	59

Spartan Stores, Inc. (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013

Janet Langford Kelly (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			59	None
Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	59	None
William E. Mayer (Born 1940) Trustee	1994	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996	59

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

Annual Report 2014
23

Columbia Variable Portfolio — Contrarian Core Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	59

CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media); Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	59	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	59	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	59	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	59	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2014
24

Columbia Variable Portfolio — Contrarian Core Fund

Trustees and Officers (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001 – April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 – September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005 – April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006 – April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 – August 2012

			191

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010 – December 2014; and Vice President and Group Counsel or Lead Counsel 2004 – January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014
25

Columbia Variable Portfolio — Contrarian Core Fund

Trustees and Officers (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010 – January 2013 and Group Counsel, November 2008 – January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005 – April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007 – April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005 – April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006 – April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 – April 2010, and Vice President — Asset Management and Trust Company Services, 2006 – 2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004 – 2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005 – April 2010; officer of Columbia Funds and affiliated funds since 2005.

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28

Columbia Variable Portfolio — Contrarian Core Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiamanagement.com or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
29

Columbia Variable Portfolio — Contrarian Core Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1543 D (2/15)

Annual Report

December 31, 2014

Columbia Variable Portfolio — Asset Allocation Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Asset Allocation Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	25
Federal Income Tax Information	26
Trustees and Officers	27
Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Variable Portfolio — Asset Allocation Fund

Performance Overview

Performance Summary

>  Columbia Variable Portfolio — Asset Allocation Fund (the Fund) Class 2 shares returned 9.80% for the 12-month period that ended December 31, 2014.

>  The Fund underperformed its Blended Benchmark, which returned 10.62% over the same time period.

>  The broad U.S. equity market, as measured by the S&P 500 Index, returned 13.69%, while the broad U.S. fixed-income market, as measured by the Barclays U.S. Aggregate Bond Index, returned 5.97% for the same 12-month period.

>  A decision early in the year to bring Fund allocations more closely in line with its Blended Benchmark aided results. Strong equity manager performance also had a positive impact on relative returns. The performance drag, relative to the Blended Benchmark, occurred as a result of asset class diversifiers used that fell outside of the Blended Benchmark.

Average Annual Total Returns (%) (for period ended December 31, 2014)

	Inception	1 Year	5 Years	10 Years
Class 1	01/01/89	10.05	10.58	6.69
Class 2	06/01/00	9.80	10.33	6.49
Blended Benchmark		10.62	11.18	6.77
S&P 500 Index		13.69	15.45	7.67
Barclays U.S. Aggregate Bond Index		5.97	4.45	4.71

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Blended Benchmark, a weighted custom composite established by the Investment Manager, consists of a 60% weighting in the S&P 500 Index and a 40% weighting in the Barclays U.S. Aggregate Bond Index.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia Variable Portfolio — Asset Allocation Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2005 – December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Asset Allocation Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014
3

Columbia Variable Portfolio — Asset Allocation Fund

Manager Discussion of Fund Performance

Portfolio Management

Jeffrey Knight, CFA

Anwiti Bahuguna, Ph.D.

Marie Schofield, CFA

Beth Vanney, CFA

Effective October 31, 2014, Melda Mergen no longer serves as a Portfolio Manager of the Fund.

Portfolio Breakdown (%) (at December 31, 2014)
Alternative Investment Funds	2.0
Equity Funds	58.3
U.S. Large Cap	58.3
Fixed-Income Funds	32.9
Emerging Markets	1.9
High Yield	3.9
Investment Grade	27.1
Money Market Funds	6.8
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

For the 12-month period that ended December 31, 2014, the Fund's Class 2 shares returned 9.80%. The Fund underperformed its Blended Benchmark, which returned 10.62% for the same time period. During the 12 months, the Fund's equity benchmark, the S&P 500 Index, returned 13.69%, and the Fund's fixed-income benchmark, the Barclays U.S. Aggregate Bond Index, returned 5.97%. A decision early in the year to bring Fund allocations more closely in line with its Blended Benchmark aided results. Strong equity manager performance also had a positive impact on relative returns. The performance drag, relative to the Blended Benchmark, occurred as a result of asset class diversifiers used that fell outside of the Blended Benchmark.

U.S. Stood Out in a Mixed Year for Global Markets

A cold and difficult 2014 winter brought many parts of the United States to a standstill. However, the pace of U.S. economic growth picked up as 2014 unfolded. The U.S. labor market added just under 250,000 new jobs monthly, on average, during the 12-month period. Solid new job growth drove the unemployment rate down to 5.6%, its lowest mark since 2008. After languishing during the winter months, manufacturing activity recovered, Consumer confidence reached a seven-year high, as improved job availability and prospects for higher wages buoyed expectations that the economy was gaining ground, and falling energy prices helped boost spending. The housing market struggled as bad winter weather, tighter borrowing standards, rising prices and higher mortgage rates restrained the sector's recovery to a slower pace than in 2013. New and existing home sales improved in the spring but weakened near year end. One bright spot: building permits for both single- and multi-family housing rose to a post-recession high.

Investors responded favorably to the good economic news. However, concerns about increased global tensions, uncertainty about the Federal Reserve's (the Fed's) next move and sinking oil prices created periods of volatility, which tempered investor enthusiasm. The Fed spent the year winding down its monthly bond purchases, ending its program of quantitative easing in October. Now, all eyes are on the Fed's next major policy statements for clues to the timing of its first hike in short-term interest rates since 2006.

Outside the United States, economic growth was lackluster and financial market returns were modest, at best. Japan slipped into recession midway through the year, but growth appeared to rebound in the fourth quarter. Eurozone economies were so weak that the European Central Bank introduced new stimulus to stoke both inflation and growth. China's growth slowed in line with expectations. This lackluster growth, combined with geopolitical uncertainties in Russia and the Middle East and a rising dollar all weighed on equity markets outside the United States. The MSCI World Index (Net), a broad measure of global equity market performance, gained just 4.94% for the year, in U.S. dollars, compared to a 13.69% return for the S&P 500 Index. Domestic mid- and small-cap index returns were positive, but lower than returns on large-cap stocks.

In the U.S. bond market, most sectors generated positive returns, but the range of returns was quite wide. As investors grew defensive during periods of volatility, the highest quality sectors outperformed. Long-term Treasuries were the period's strongest performers, as interest rates fell. High-yield corporate and emerging market bonds, both of which appeared attractive at the beginning of the year, generated returns in the low single digits after a particularly weak second half.

Annual Report 2014
4

Columbia Variable Portfolio — Asset Allocation Fund

Manager Discussion of Fund Performance (continued)

Significant Performance Factors

A decision to bring the Fund's allocations more closely in line with its Blended Benchmark aided performance, as U.S. large-cap stocks and U.S. investment-grade bonds were two of the strongest major investable markets in 2014. Within the Fund's equity segment, we eliminated direct exposure to international markets and to U.S. mid- and small-caps. The Fund also benefited from solid performance by managers of underlying equity funds. Columbia Large Core Quantitative Fund, Columbia Large Value Quantitative Fund and Columbia Large Growth Quantitative Fund each outperformed their respective benchmarks. Their gains more than offset modest relative underperformance from Columbia Contrarian Core Fund, Columbia Select Large Cap Growth Fund and Columbia Select Large Cap Value Fund. Within the Fund's fixed-income segment, we eliminated direct exposure to global and convertible bonds and reduced exposure to emerging market bonds. We used the proceeds to significantly increase exposure to U.S. Treasuries, which raised the Fund's overall fixed-income exposure and aided relative returns.

We lost ground on a small position in international equities, on positions in high yield and emerging market bonds and from exposure to absolute return strategies, which underperformed in 2014. During the period, we eliminated international equities from the portfolio and reduced exposure to high yield, emerging market bonds and absolute return.

Looking Ahead

We think capital markets can continue to move higher, absent a global recession, in 2015. At this time, we expect stocks to outperform, while we expect cash and fixed-income assets to underperform. Within equities, we believe that the currency-based advantage of U.S. stocks may be offset somewhat by the valuation advantage from overseas equities, notably in Japan. In our opinion, economic growth in Japan and Europe is an essential ingredient for global equities to continue to perform well. Most strategists believe that at some point in 2015, the Fed will remove its zero interest rate policy and start to move short-term rates higher.

In our current view, key drivers for returns in 2015 include a strong U.S. dollar, commodity price trends and the threat of monetary tightening. Even though we believe financial markets have the potential to move higher, we begin calendar year 2015 with a somewhat cautious view. We believe that market volatility is likely to rise in 2015, and this will help steer our primary asset allocation decisions during the period ahead.

Annual Report 2014
5

Columbia Variable Portfolio — Asset Allocation Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective Expenses Paid During the Period" column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,043.60	1,024.35	0.88	0.87	0.17	3.86	3.83	0.75
Class 2	1,000.00	1,000.00	1,042.20	1,023.09	2.16	2.14	0.42	5.15	5.10	1.00

Expenses paid during the period are equal to the Fund's annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
6

Columbia Variable Portfolio — Asset Allocation Fund

Portfolio of Investments

December 31, 2014

(Percentages represent value of investments compared to net assets)

Equity Funds 58.2%

Issuer	Shares	Value ($)
U.S. Large Cap 58.2%
Columbia Contrarian Core Fund, Class I Shares(a)	897,345	19,409,568
Columbia Large Core Quantitative Fund, Class I Shares(a)	2,289,087	22,204,141
Columbia Large Growth Quantitative Fund, Class I Shares(a)	414,429	3,692,567
Columbia Large Value Quantitative Fund, Class I Shares(a)	191,046	1,849,327
Columbia Select Large Cap Growth Fund, Class I Shares(a)(b)	178,991	3,218,251
Columbia Select Large-Cap Value Fund, Class I Shares(a)	137,573	3,237,100
Total		53,610,954
Total Equity Funds (Cost: $43,602,833)		53,610,954

Fixed-Income Funds 32.9%

Emerging Markets 1.9%
Columbia Emerging Markets Bond Fund, Class I Shares(a)	163,138	1,743,944
High Yield 3.9%
Columbia Income Opportunities Fund, Class I Shares(a)	365,601	3,623,107
Investment Grade 27.1%
Columbia Corporate Income Fund, Class I Shares(a)	804,166	8,154,238
Columbia Limited Duration Credit Fund, Class I Shares(a)	275,154	2,693,761
Columbia U.S. Government Mortgage Fund, Class I Shares(a)	1,155,757	6,379,778
Columbia U.S. Treasury Index Fund, Class I Shares(a)	683,828	7,672,554
Total		24,900,331
Total Fixed-Income Funds (Cost: $29,757,922)		30,267,382

Alternative Investment Funds 2.0%

Issuer	Shares	Value ($)
Columbia Absolute Return Multi-Strategy Fund, Class I Shares(a)	302,593	1,833,710
Total Alternative Investment Funds (Cost: $2,546,842)		1,833,710
	Shares	Value ($)
Money Market Funds 6.8%
Columbia Short-Term Cash Fund, 0.115%(a)(c)	6,211,342	6,211,342
Total Money Market Funds (Cost: $6,211,342)		6,211,342
Total Investments (Cost: $82,118,939)		91,923,388
Other Assets & Liabilities, Net		48,800
Net Assets		91,972,188

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
7

Columbia Variable Portfolio — Asset Allocation Fund

Portfolio of Investments (continued)

December 31, 2014

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2014

At December 31, 2014, cash totaling $161,000 was pledged as collateral to cover initial margin requirements on open futures contracts.

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P500 EMINI	35	USD	3,591,700	03/2015	108,589	—

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Absolute Return Currency and Income Fund, Class I Shares	1,933,498	79	(1,793,044)	(140,533)	—	—	—	—
Columbia Absolute Return Multi-Strategy Fund, Class I Shares	2,830,451	798,543	(1,066,066)	(16,086)	2,546,842	706,851	13,305	1,833,710
Columbia Contrarian Core Fund, Class I Shares	7,150,763	11,487,165	(2,751,631)	85,237	15,971,534	1,194,835	167,315	19,409,568
Columbia Convertible Securities Fund, Class I Shares	2,358,696	57,441	(3,165,603)	749,466	—	23,423	33,300	—
Columbia Corporate Income Fund, Class I Shares	8,427,978	445,355	(1,024,018)	(6,300)	7,843,015	—	269,971	8,154,238
Columbia Emerging Markets Bond Fund, Class I Shares	1,934,432	127,168	(219,335)	(3,576)	1,838,689	1,496	83,255	1,743,944
Columbia Emerging Markets Fund, Class I Shares	4,688,604	2,085	(4,689,977)	(712)	—	—	—	—
Columbia Greater China Fund, Class I Shares	1,144,383	6	(950,627)	(193,762)	—	—	—	—
Columbia Income Opportunities Fund, Class I Shares	4,144,597	1,149,780	(1,780,861)	38,909	3,552,425	11,313	193,939	3,623,107
Columbia International Bond Fund, Class I Shares	1,921,886	28	(1,875,207)	(46,707)	—	—	—	—
Columbia Large Cap Growth Fund, Class I Shares	3,363,573	—	(4,898,817)	1,535,244	—	—	—	—
Columbia Large Core Quantitative Fund, Class I Shares	6,891,634	13,919,075	(4,030,467)	100,708	16,880,950	—	320,483	22,204,141
Columbia Large Growth Quantitative Fund, Class I Shares	3,774,357	450,479	(819,304)	47,702	3,453,234	383,034	28,391	3,692,567
Columbia Large Value Quantitative Fund, Class I Shares	1,530,530	125,600	(389,132)	65,085	1,332,083	85,504	26,648	1,849,327
Columbia Limited Duration Credit Fund, Class I Shares	2,869,367	136,268	(255,970)	(1,350)	2,748,315	2,580	55,628	2,693,761
Columbia Mid Cap Growth Fund, Class I Shares	3,372,459	123,206	(4,659,423)	1,163,758	—	—	—	—
Columbia Mid Cap Value Fund, Class I Shares	3,174,079	234,962	(4,823,979)	1,414,938	—	217,609	8,021	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia Variable Portfolio — Asset Allocation Fund

Portfolio of Investments (continued)

December 31, 2014

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Overseas Value Fund, Class I Shares	1,681,657	34,914	(2,082,285)	365,714	—	—	8,464	—
Columbia Select Large Cap Growth Fund, Class I Shares	3,311,763	705,131	(711,035)	14,692	3,320,551	494,220	—	3,218,251
Columbia Select Large-Cap Value Fund, Class I Shares	3,050,669	114,560	(563,041)	42,293	2,644,481	50,332	37,377	3,237,100
Columbia Short-Term Cash Fund	1,857,479	6,998,519	(2,644,656)	—	6,211,342	—	3,331	6,211,342
Columbia Small Cap Growth Fund I, Class I Shares	2,596,081	—	(2,974,001)	377,920	—	—	—	—
Columbia Small Cap Value Fund I, Class I Shares	826,413	—	(973,817)	147,404	—	—	—	—
Columbia Small Cap Value Fund II, Class I Shares	1,507,259	—	(1,949,902)	442,643	—	—	—	—
Columbia U.S. Government Mortgage Fund, Class I Shares	6,730,551	337,396	(759,526)	(44,731)	6,263,690	—	194,948	6,379,778
Columbia U.S. Treasury Index Fund, Class I Shares	1,403,892	7,081,456	(963,865)	(9,695)	7,511,788	5,933	107,073	7,672,554
Total	84,477,051	44,329,216	(52,815,589)	6,128,261	82,118,939	3,177,130	1,551,449	91,923,388

(b)  Non-income producing.

(c)  The rate shown is the seven-day current annualized yield at December 31, 2014.

Currency Legend

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Variable Portfolio — Asset Allocation Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds
Equity Funds	53,610,954	—	—	53,610,954
Fixed-Income Funds	30,267,382	—	—	30,267,382
Alternative Investment Funds	1,833,710	—	—	1,833,710
Money Market Funds	6,211,342	—	—	6,211,342
Total Mutual Funds	91,923,388	—	—	91,923,388
Derivatives
Assets
Futures Contracts	108,589	—	—	108,589
Total	92,031,977	—	—	92,031,977

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Variable Portfolio — Asset Allocation Fund

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments, at value
Affiliated issuers (identified cost $82,118,939)	$91,923,388
Margin deposits	161,000
Receivable for:
Investments sold	224,320
Capital shares sold	114
Dividends	69,581
Reclaims	558
Prepaid expenses	591
Trustees' deferred compensation plan	41,805
Total assets	92,421,357
Liabilities
Payable for:
Investments purchased	69,017
Capital shares purchased	242,304
Variation margin	42,525
Investment management fees	96
Distribution and/or service fees	115
Transfer agent fees	153
Administration fees	51
Compensation of board members	25,188
Chief compliance officer expenses	12
Other expenses	27,903
Trustees' deferred compensation plan	41,805
Total liabilities	449,169
Net assets applicable to outstanding capital stock	$91,972,188
Represented by
Paid-in capital	$71,638,112
Undistributed net investment income	1,677,784
Accumulated net realized gain	8,743,317
Unrealized appreciation (depreciation) on:
Investments — affiliated issuers	9,804,449
Foreign currency translations	(63)
Futures contracts	108,589
Total — representing net assets applicable to outstanding capital stock	$91,972,188

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Variable Portfolio — Asset Allocation Fund

Statement of Assets and Liabilities (continued)

December 31, 2014

Class 1
Net assets	$75,415,413
Shares outstanding	4,774,720
Net asset value per share	$15.79
Class 2
Net assets	$16,556,775
Shares outstanding	1,056,702
Net asset value per share	$15.67

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Variable Portfolio — Asset Allocation Fund

Statement of Operations

Year Ended December 31, 2014

Net investment income
Income:
Dividends — affiliated issuers	$1,551,449
Foreign taxes withheld	(473)
Total income	1,550,976
Expenses:
Investment management fees	19,237
Distribution and/or service fees
Class 2	42,292
Transfer agent fees
Class 1	45,818
Class 2	10,150
Administration fees	18,656
Compensation of board members	24,649
Custodian fees	20,517
Printing and postage fees	24,352
Professional fees	18,096
Chief compliance officer expenses	49
Other	2,969
Total expenses	226,785
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(42,320)
Total net expenses	184,465
Net investment income	1,366,511
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	54,119
Investments — affiliated issuers	6,128,261
Capital gain distributions from underlying affiliated funds	3,177,130
Foreign currency translations	36
Futures contracts	63,655
Net realized gain	9,423,201
Net change in unrealized appreciation (depreciation) on:
Investments — affiliated issuers	(1,959,580)
Foreign currency translations	(118)
Futures contracts	68,631
Net change in unrealized depreciation	(1,891,067)
Net realized and unrealized gain	7,532,134
Net increase in net assets resulting from operations	$8,898,645

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Variable Portfolio — Asset Allocation Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations
Net investment income	$1,366,511	$1,558,689
Net realized gain	9,423,201	7,005,839
Net change in unrealized appreciation (depreciation)	(1,891,067)	7,440,832
Net increase in net assets resulting from operations	8,898,645	16,005,360
Distributions to shareholders
Net investment income
Class 1	(1,889,185)	(1,860,222)
Class 2	(379,501)	(390,306)
Net realized gains
Class 1	(1,682,640)	—
Class 2	(371,188)	—
Total distributions to shareholders	(4,322,514)	(2,250,528)
Decrease in net assets from capital stock activity	(8,825,333)	(13,485,359)
Total increase (decrease) in net assets	(4,249,202)	269,473
Net assets at beginning of year	96,221,390	95,951,917
Net assets at end of year	$91,972,188	$96,221,390
Undistributed net investment income	$1,677,784	$2,197,486

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Variable Portfolio — Asset Allocation Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	88,659	1,373,480	62,903	892,661
Distributions reinvested	234,988	3,571,825	132,778	1,860,222
Redemptions	(757,762)	(11,661,614)	(963,128)	(13,534,601)
Net decrease	(434,115)	(6,716,309)	(767,447)	(10,781,718)
Class 2 shares
Subscriptions	38,743	586,365	24,470	340,167
Distributions reinvested	49,715	750,689	28,039	390,306
Redemptions	(225,512)	(3,446,078)	(246,225)	(3,434,114)
Net decrease	(137,054)	(2,109,024)	(193,716)	(2,703,641)
Total net decrease	(571,169)	(8,825,333)	(961,163)	(13,485,359)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Variable Portfolio — Asset Allocation Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2014	2013	2012	2011	2010
Per share data
Net asset value, beginning of period	$15.05	$13.05	$11.81	$12.22	$11.08
Income from investment operations:
Net investment income	0.23	0.24	0.25	0.24	0.26
Net realized and unrealized gain (loss)	1.25	2.11	1.27	(0.33)	1.19
Total from investment operations	1.48	2.35	1.52	(0.09)	1.45
Less distributions to shareholders:
Net investment income	(0.39)	(0.35)	(0.28)	(0.32)	(0.31)
Net realized gains	(0.35)	—	—	—	—
Total distributions to shareholders	(0.74)	(0.35)	(0.28)	(0.32)	(0.31)
Net asset value, end of period	$15.79	$15.05	$13.05	$11.81	$12.22
Total return	10.05%	18.17%	13.03%	(0.85%)	13.43%
Ratios to average net assets(a)
Total gross expenses	0.20%	0.19%	0.24%	0.40%	0.97%
Total net expenses(b)	0.15%	0.15%	0.16%	0.13%	0.68	%(c)
Net investment income	1.51%	1.67%	1.99%	1.93%	2.27%
Supplemental data
Net assets, end of period (in thousands)	$75,415	$78,390	$77,976	$81,002	$95,031
Portfolio turnover	41%	15%	51%	89%	234	%(d)

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

(d)  Effective October 22, 2010, the Fund transitioned to a fund-of-funds structure. If the Fund had not transitioned, portfolio turnover would have been lower.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Variable Portfolio — Asset Allocation Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2014	2013	2012	2011	2010
Per share data
Net asset value, beginning of period	$14.94	$12.96	$11.73	$12.15	$11.02
Income from investment operations:
Net investment income	0.19	0.20	0.22	0.20	0.24
Net realized and unrealized gain (loss)	1.25	2.09	1.26	(0.32)	1.18
Total from investment operations	1.44	2.29	1.48	(0.12)	1.42
Less distributions to shareholders:
Net investment income	(0.36)	(0.31)	(0.25)	(0.30)	(0.29)
Net realized gains	(0.35)	—	—	—	—
Total distributions to shareholders	(0.71)	(0.31)	(0.25)	(0.30)	(0.29)
Net asset value, end of period	$15.67	$14.94	$12.96	$11.73	$12.15
Total return	9.80%	17.88%	12.76%	(1.09%)	13.26%
Ratios to average net assets(a)
Total gross expenses	0.45%	0.44%	0.49%	0.68%	1.22%
Total net expenses(b)	0.40%	0.40%	0.41%	0.38%	0.85	%(c)
Net investment income	1.26%	1.42%	1.72%	1.66%	2.10%
Supplemental data
Net assets, end of period (in thousands)	$16,557	$17,832	$17,976	$20,036	$25,624
Portfolio turnover	41%	15%	51%	89%	234	%(d)

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

(d)  Effective October 22, 2010, the Fund transitioned to a fund-of-funds structure. If the Fund had not transitioned, portfolio turnover would have been lower.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Variable Portfolio — Asset Allocation Fund

Notes to Financial Statements

December 31, 2014

Note 1. Organization

Columbia Variable Portfolio — Asset Allocation Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund is a "fund-of-funds", investing significantly in funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or its affiliates (Underlying Funds).

For information on the Underlying Funds, please refer to the Fund's current prospectus and the prospectuses of the Underlying Funds.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange (NYSE) on the valuation date.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for

Annual Report 2014
18

Columbia Variable Portfolio — Asset Allocation Fund

Notes to Financial Statements (continued)

December 31, 2014

an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to the securities market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option

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Columbia Variable Portfolio — Asset Allocation Fund

Notes to Financial Statements (continued)

December 31, 2014

may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2014:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	108,589	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain (Loss) on Derivatives
Risk Exposure Category	Futures Contracts ($)
Equity risk	63,655
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	68,631

The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2014.

Derivative Instrument	Average notional amounts ($)*
Futures contracts — Long	2,282,669

*Based on ending quarterly outstanding amounts for the year ended December 31, 2014.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax.

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Columbia Variable Portfolio — Asset Allocation Fund

Notes to Financial Statements (continued)

December 31, 2014

Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees and Underlying Fund Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is a blend of (i) 0.55% on all assets invested in securities (other than third-party advised mutual funds and Columbia Funds that pay an investment management fee), including other Columbia Funds that do not pay an investment management fee, ETFs, derivatives and individual securities and (ii) 0.10% on assets invested in non-exchange traded, third party advised mutual funds. The effective investment management fee rate for the year ended December 31, 2014 was 0.021% of the Fund's average daily net assets.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds (also referred to as "acquired funds") in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.02% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board of Trustees (the Board) has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

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Columbia Variable Portfolio — Asset Allocation Fund

Notes to Financial Statements (continued)

December 31, 2014

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective December 1, 2014	Voluntary Expense Cap Effective May 1, 2014 through November 30, 2014	Contractual Expense Cap Prior to May 1, 2014
Class 1	0.15%	0.13%	0.13%
Class 2	0.40	0.38	0.38

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. The Fund's investment management fee is also excluded from the waiver/reimbursement commitment and is therefore paid by the Fund.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2014, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions, re-characterization of distributions for investments and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$382,473
Accumulated net realized gain	(382,473)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2014	2013
Ordinary income	$2,268,686	$2,250,528
Long-term capital gains	2,053,828	—
Total	4,322,514	2,250,528

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,213,556
Undistributed long-term capital gains	8,519,263
Net unrealized appreciation	9,665,063

At December 31, 2014, the cost of investments for federal income tax purposes was $82,258,325 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$10,629,794
Unrealized depreciation	(964,731)
Net unrealized appreciation	9,665,063

Annual Report 2014
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Columbia Variable Portfolio — Asset Allocation Fund

Notes to Financial Statements (continued)

December 31, 2014

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $37,330,697 and $50,170,933, respectively, for the year ended December 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2014, two unaffiliated shareholders of record owned 82.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended December 31, 2014.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the

Annual Report 2014
23

Columbia Variable Portfolio — Asset Allocation Fund

Notes to Financial Statements (continued)

December 31, 2014

Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
24

Columbia Variable Portfolio — Asset Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Asset Allocation Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Asset Allocation Fund (the "Fund", a series of Columbia Funds Variable Insurance Trust) at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2015

Annual Report 2014
25

Columbia Variable Portfolio — Asset Allocation Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2014.

Tax Designations:

Dividends Received Deduction	34.83%
Capital Gain Dividend	$8,960,261

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2014
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Columbia Variable Portfolio — Asset Allocation Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Series Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Series Trust.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	59

Spartan Stores, Inc. (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013

Janet Langford Kelly (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			59	None
Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	59	None
William E. Mayer (Born 1940) Trustee	1994	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996	59

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

Annual Report 2014
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Columbia Variable Portfolio — Asset Allocation Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	59

CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media); Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	59	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	59	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	59	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	59	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2014
28

Columbia Variable Portfolio — Asset Allocation Fund

Trustees and Officers (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001 – April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 – September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005 – April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006 – April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 – August 2012

			191

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010 – December 2014; and Vice President and Group Counsel or Lead Counsel 2004 – January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014
29

Columbia Variable Portfolio — Asset Allocation Fund

Trustees and Officers (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010 – January 2013 and Group Counsel, November 2008 – January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005 – April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007 – April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005 – April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006 – April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 – April 2010, and Vice President — Asset Management and Trust Company Services, 2006 – 2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004 – 2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005 – April 2010; officer of Columbia Funds and affiliated funds since 2005.

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32

Columbia Variable Portfolio — Asset Allocation Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiamanagement.com or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
33

Columbia Variable Portfolio — Asset Allocation Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1471 E (2/15)

Annual Report

December 31, 2014

Columbia Variable Portfolio — Multi-Strategy
Alternatives Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Consolidated Portfolio of Investments	7
Consolidated Statement of Assets and Liabilities	22
Consolidated Statement of Operations	24
Consolidated Statement of Changes in Net Assets	25
Consolidated Financial Highlights	27
Notes to Consolidated Financial Statements	29
Report of Independent Registered Public Accounting Firm	38
Trustees and Officers	39
Important Information About This Report	45

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Performance Overview

Performance Summary

>  Columbia Variable Portfolio — Multi-Strategy Alternatives Fund (the Fund) Class 2 shares returned -1.94% for the 12-month period that ended December 31, 2014.

>  The Fund underperformed its benchmark, the Citigroup 3-Month U.S. Treasury Bill Index, which returned 0.03% over the same time period.

>  Our global trend following strategy produced the best gains for the Fund, while our VIX futures strategy was the weakest of the seven strategies employed during the period.

Average Annual Total Returns (%) (for period ended December 31, 2014)

	Inception	1 Year	Life
Class 1	04/30/12	-1.73	-1.32
Class 2	04/30/12	-1.94	-1.56
Citigroup 3-Month U.S. Treasury Bill Index		0.03	0.05

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 30, 2012 – December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Multi-Strategy Alternatives Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

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3

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Manager Discussion of Fund Performance

Portfolio Management

Todd White

Jeffrey Knight, CFA

Kent Peterson, Ph.D.

Top Ten Holdings (%) (at December 31, 2014)
Microsoft Corp.	1.5
Johnson & Johnson	1.4
Exxon Mobil Corp.	1.4
JPMorgan Chase & Co.	1.4
Comcast Corp., Class A	1.4
Wells Fargo & Co.	1.3
Priceline Group, Inc. (The)	1.3
Pfizer, Inc.	1.3
LinkedIn Corp., Class A	1.2
Merck & Co., Inc.	1.2

Percentages indicated are based upon total investments (excluding Money Market Funds and short term cash equivalents).

For further detail about these holdings, please refer to the section entitled "Consolidated Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

At December 31, 2014, approximately 99% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period ended December 31, 2014, the Fund's Class 2 shares returned -1.94%. The Fund's benchmark, the Citigroup 3-Month U.S. Treasury Bill Index returned 0.03% over the same period. Four of the Fund's seven strategies produced positive results for the period, led by global trend following. However, these gains were not enough to offset losses sustained by the three remaining strategies, of which VIX futures was the weakest for the period.

U.S. Stood Out in a Mixed Year for Global Markets

A cold and difficult 2014 winter brought many parts of the United States to a standstill. However, the pace of U.S. economic growth picked up as 2014 unfolded. Monthly new job growth averaged just under 250,000 during the 12-month period, driving the unemployment rate down to 5.6%, its lowest mark since 2008. After languishing during the bad winter weather months, manufacturing activity remained solid, even though it slipped in the final month of the period. Consumer confidence reached a seven-year high as improved job availability and prospects for higher wages buoyed expectations that the economy was gaining ground and falling energy prices helped boost spending. The housing market struggled as bad winter weather, tighter borrowing standards, rising prices and higher mortgage rates early in the period restrained the sector's recovery to a slower pace than in 2013. New and existing home sales improved in the spring but weakened near year end. One bright spot: building permits for both single- and multi-family housing rose to a post recession high.

Investors responded favorably to the good economic news. However, concerns about increased global tensions, uncertainty about the Federal Reserve's (the Fed) next move and sinking oil prices created periods of volatility for the riskiest sectors of both stock and bond markets. The Fed spent the year winding down its monthly bond purchases, ending its program of quantitative easing in October. Going forward, all eyes will be focused on the Fed's next major policy statements for clues to the timing of its first hike in short-term interest rates since 2006.

Outside the United States, economic growth was lackluster and financial market returns were modest, at best. Japan slipped into recession midway through the year but growth appeared to rebound in the fourth quarter. Weakening growth in the Eurozone prompted the European Central Bank to introduce new stimulus measures. Within China, growth slowed in line with expectations. Overall, lackluster world economic growth combined with geopolitical uncertainties in Russia and the Middle East and a rising U.S. dollar to weigh on equity markets outside the United States. The MSCI World Index (Net), a broad measure of global equity market performance, gained just 4.94% for the year, in U.S. dollars, compared to a 13.69% return for the S&P 500 Index.

Annual Report 2014
4

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Manager Discussion of Fund Performance (continued)

Within the U.S. bond market, most sectors generated positive returns, but the range of returns was quite wide. As investors grew defensive during periods of volatility, the highest quality sectors were the year's best performers. Long-term Treasuries were the period's strongest performers, as interest rates fell. High-yield corporate bonds, which appeared attractive at the beginning of the year, generated returns in the low single digits after a particularly weak second half.

Significant Performance Factors

The Fund employs strategies that are designed to seek positive returns, with a low correlation to the performance of the broad equity and fixed-income markets: global trend following, which is a quantitative big-picture global strategy; VIX futures, a short-term volatility strategy; short-term currencies; managed futures; and three long strategies that are hedged using S&P futures — dividend income strategy, convertibles and select large cap growth. A variety of derivative instruments are used to establish positions in these markets and help the Fund achieve its goal.

For the period, positive results were achieved from global trend following, short-term currencies, managed futures and dividend income. Within global trend following, returns were positive but were held back by currency exposure, especially in the Japanese yen. However, within the Fund's currency strategy, performance was aided by short positions in Scandinavian currencies and the euro, as weak economic growth weighed on these currencies. In addition, the U.S. dollar was significantly stronger than expected. VIX futures and convertibles detracted the most from the Fund's returns. Select large cap growth incurred a modest loss.

Looking Ahead

We begin calendar year 2015 with a somewhat cautious view. We think capital markets can continue to move higher, absent a global recession, in 2015. We expect stocks to outperform, while we expect cash and fixed-income assets to underperform. Within equities, we believe the currency-based advantage of U.S. stocks is offset somewhat by the valuation advantage from overseas equities, notably in Japan. In our view, economic growth in Japan and Europe is an essential ingredient for global equities to continue to perform well. Most strategists believe that at some point in 2015, the Fed will remove its zero interest-rate policy and start to move short-term interest rates higher. If policymakers take this action, they presumably would prefer long-term interest rates to stay low. However, the dynamics for the long end of the yield curve and inflation across both the United States and the rest of the globe may not be within the Fed's control.

We currently believe key drivers for returns in 2015 may be the U.S. dollar, commodity price trends and the threat of monetary tightening. At this time, we continue to believe equities offer superior risk-adjusted return potential over bonds from a valuation perspective. However, we also believe that market volatility is likely to rise in 2015.

Portfolio Breakdown (%) (at December 31, 2014)
Common Stocks	25.5
Consumer Discretionary	3.3
Consumer Staples	2.1
Energy	2.1
Financials	3.1
Health Care	4.6
Industrials	2.6
Information Technology	5.7
Materials	0.8
Telecommunication Services	0.4
Utilities	0.8
Convertible Bonds	3.5
Convertible Preferred Stocks	3.3
Consumer Discretionary	0.1
Consumer Staples	0.5
Energy	0.2
Financials	1.3
Health Care	0.2
Industrials	0.1
Materials	0.1
Telecommunication Services	0.2
Utilities	0.6
Exchange-Traded Funds	0.2
Treasury Bills	19.5
Short-Term Investments Segregated in Connection with Open Derivatives Contracts(a)	48.0
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds (amounting to $148.0 million) which have been segregated to cover obligations related to the Fund's investment in derivatives which provides exposure to multiple markets. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments, and Note 2 to the consolidated financial statements.

Annual Report 2014
5

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,031.00	1,019.21	6.09	6.06	1.19
Class 2	1,000.00	1,000.00	1,029.00	1,017.95	7.36	7.32	1.44

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2014
6

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Portfolio of Investments

December 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 23.6%

Issuer	Shares	Value ($)
Consumer Discretionary 3.0%
Automobiles 0.2%
Tesla Motors, Inc.(a)	2,921	649,660
Hotels, Restaurants & Leisure 0.2%
McDonald's Corp.	7,600	712,120
Internet & Catalog Retail 0.7%
Amazon.com, Inc.(a)	3,571	1,108,260
Priceline Group, Inc. (The)(a)	1,157	1,319,223
Total		2,427,483
Media 0.5%
Comcast Corp., Class A	23,500	1,363,235
Time Warner, Inc.	2,960	252,843
Total		1,616,078
Multiline Retail 0.1%
Macy's, Inc.	7,375	484,906
Specialty Retail 0.6%
Home Depot, Inc. (The)	9,700	1,018,209
Tractor Supply Co.	10,679	841,719
Total		1,859,928
Textiles, Apparel & Luxury Goods 0.7%
Hanesbrands, Inc.	2,385	266,214
Michael Kors Holdings Ltd.(a)	10,754	807,625
Nike, Inc., Class B	8,410	808,621
VF Corp.	5,635	422,062
Total		2,304,522
Total Consumer Discretionary		10,054,697
Consumer Staples 1.9%
Beverages 0.3%
Anheuser-Busch InBev NV, ADR	2,260	253,843
Coca-Cola Co. (The)	9,075	383,146
Coca-Cola Enterprises, Inc.	5,830	257,803
Total		894,792
Food & Staples Retailing 0.4%
CVS Health Corp.	8,425	811,412
Wal-Mart Stores, Inc.	7,825	672,011
Total		1,483,423
Food Products 0.2%
General Mills, Inc.	7,335	391,176
Kraft Foods Group, Inc.	4,350	272,571
Total		663,747

Common Stocks (continued)

Issuer	Shares	Value ($)
Household Products 0.5%
Kimberly-Clark Corp.	5,325	615,250
Procter & Gamble Co. (The)	10,275	935,950
Total		1,551,200
Tobacco 0.5%
Altria Group, Inc.	16,350	805,565
Philip Morris International, Inc.	12,650	1,030,342
Total		1,835,907
Total Consumer Staples		6,429,069
Energy 1.9%
Energy Equipment & Services 0.4%
FMC Technologies, Inc.(a)	14,297	669,671
Schlumberger Ltd.	7,550	644,846
Total		1,314,517
Oil, Gas & Consumable Fuels 1.5%
BP PLC, ADR	5,500	209,660
Cabot Oil & Gas Corp.	33,320	986,605
Chevron Corp.	6,975	782,455
ConocoPhillips	3,350	231,351
Exxon Mobil Corp.	15,020	1,388,599
Kinder Morgan, Inc.	9,525	403,003
Occidental Petroleum Corp.	7,250	584,423
Royal Dutch Shell PLC, ADR, Class A	7,440	498,108
Total		5,084,204
Total Energy		6,398,721
Financials 2.9%
Banks 1.3%
Fifth Third Bancorp	12,800	260,800
JPMorgan Chase & Co.	21,900	1,370,502
PNC Financial Services Group, Inc. (The)	6,200	565,626
U.S. Bancorp	18,750	842,812
Wells Fargo & Co.	24,550	1,345,831
Total		4,385,571
Capital Markets 0.5%
BlackRock, Inc.	2,265	809,873
Northern Trust Corp.	5,875	395,975
T. Rowe Price Group, Inc.	4,050	347,733
Total		1,553,581

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
7

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Portfolio of Investments (continued)

December 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Consumer Finance 0.1%
American Express Co.	5,200	483,808
Diversified Financial Services 0.1%
CME Group, Inc.	5,550	492,008
Insurance 0.6%
ACE Ltd.	4,465	512,939
Chubb Corp. (The)	4,050	419,053
Marsh & McLennan Companies, Inc.	12,300	704,052
MetLife, Inc.	4,875	263,689
Total		1,899,733
Real Estate Investment Trusts (REITs) 0.3%
Duke Realty Corp.	6,925	139,885
Public Storage	2,050	378,943
Simon Property Group, Inc.	1,720	313,229
Total		832,057
Total Financials		9,646,758
Health Care 4.2%
Biotechnology 1.8%
Alexion Pharmaceuticals, Inc.(a)	4,083	755,478
Amgen, Inc.	6,675	1,063,261
Biogen Idec, Inc.(a)	3,100	1,052,295
Celgene Corp.(a)	9,000	1,006,740
Pharmacyclics, Inc.(a)	8,300	1,014,758
Vertex Pharmaceuticals, Inc.(a)	9,068	1,077,278
Total		5,969,810
Health Care Equipment & Supplies 0.2%
Covidien PLC	3,250	332,410
Medtronic, Inc.	5,200	375,440
Total		707,850
Life Sciences Tools & Services 0.3%
Illumina, Inc.(a)	6,372	1,176,144
Pharmaceuticals 1.9%
AbbVie, Inc.	9,700	634,768
Bristol-Myers Squibb Co.	16,681	984,679
Johnson & Johnson	13,675	1,429,995
Merck & Co., Inc.	21,825	1,239,442
Pfizer, Inc.	42,000	1,308,300
Roche Holding AG, ADR	20,475	695,945
Total		6,293,129
Total Health Care		14,146,933

Common Stocks (continued)

Issuer	Shares	Value ($)
Industrials 2.4%
Aerospace & Defense 1.3%
Boeing Co. (The)	4,660	605,707
Honeywell International, Inc.	9,655	964,727
Lockheed Martin Corp.	2,775	534,382
Precision Castparts Corp.	2,650	638,332
Raytheon Co.	9,150	989,755
United Technologies Corp.	5,830	670,450
Total		4,403,353
Air Freight & Logistics 0.2%
United Parcel Service, Inc., Class B	5,675	630,890
Commercial Services & Supplies 0.1%
Waste Management, Inc.	8,000	410,560
Industrial Conglomerates 0.1%
General Electric Co.	16,225	410,006
Machinery 0.4%
Dover Corp.	6,400	459,008
Illinois Tool Works, Inc.	3,300	312,510
Parker-Hannifin Corp.	3,500	451,325
Total		1,222,843
Trading Companies & Distributors 0.3%
Fastenal Co.	20,815	989,961
Total Industrials		8,067,613
Information Technology 5.4%
Communications Equipment 0.2%
Cisco Systems, Inc.	24,850	691,203
Internet Software & Services 1.6%
Alibaba Group Holding Ltd., ADR(a)	7,863	817,280
Baidu, Inc., ADR(a)	4,147	945,391
Facebook, Inc., Class A(a)	12,040	939,361
LinkedIn Corp., Class A(a)	5,415	1,243,880
MercadoLibre, Inc.	4,760	607,709
Twitter, Inc.(a)	25,400	911,098
Total		5,464,719
IT Services 0.9%
Automatic Data Processing, Inc.	6,600	550,242
Cognizant Technology Solutions Corp., Class A(a)	16,410	864,151
International Business Machines Corp.	3,475	557,529
Visa, Inc., Class A	4,185	1,097,307
Total		3,069,229

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Portfolio of Investments (continued)

December 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 0.9%
ARM Holdings PLC, ADR	18,608	861,550
Intel Corp.	31,550	1,144,950
KLA-Tencor Corp.	5,410	380,431
Texas Instruments, Inc.	9,600	513,264
Total		2,900,195
Software 1.2%
Microsoft Corp.	31,850	1,479,432
salesforce.com, Inc.(a)	16,441	975,116
Splunk, Inc.(a)	14,081	830,075
VMware, Inc., Class A(a)	9,046	746,476
Total		4,031,099
Technology Hardware, Storage & Peripherals 0.6%
Apple, Inc.	11,200	1,236,256
EMC Corp.	18,750	557,625
Total		1,793,881
Total Information Technology		17,950,326
Materials 0.7%
Chemicals 0.6%
EI du Pont de Nemours & Co.	9,300	687,642
LyondellBasell Industries NV, Class A	1,750	138,932
Monsanto Co.	6,227	743,940
Sherwin-Williams Co. (The)	2,175	572,112
Total		2,142,626
Containers & Packaging 0.1%
Sonoco Products Co.	6,800	297,160
Total Materials		2,439,786
Telecommunication Services 0.4%
Diversified Telecommunication Services 0.4%
Verizon Communications, Inc.	26,100	1,220,958
Total Telecommunication Services		1,220,958
Utilities 0.8%
Electric Utilities 0.4%
American Electric Power Co., Inc.	5,050	306,636
Duke Energy Corp.	3,300	275,682
NextEra Energy, Inc.	3,000	318,870
Northeast Utilities	6,800	363,936
Total		1,265,124

Common Stocks (continued)

Issuer	Shares	Value ($)
Multi-Utilities 0.4%
CMS Energy Corp.	10,000	347,500
Dominion Resources, Inc.	4,000	307,600
Sempra Energy	2,450	272,832
Wisconsin Energy Corp.	6,500	342,810
Total		1,270,742
Total Utilities		2,535,866
Total Common Stocks (Cost: $70,669,414)		78,890,727

Convertible Preferred Stocks 3.0%

Consumer Discretionary 0.1%
Automobiles 0.1%
Fiat Chrysler Automobiles NV 7.875%(a)	2,400	258,000
Total Consumer Discretionary		258,000
Consumer Staples 0.4%
Food Products 0.4%
Bunge Ltd., 4.875%	4,300	479,368
Post Holdings, Inc., 3.750%(b)	4,500	438,183
Tyson Foods, Inc., 4.750%	9,800	493,332
Total		1,410,883
Total Consumer Staples		1,410,883
Energy 0.2%
Oil, Gas & Consumable Fuels 0.2%
Chesapeake Energy Corp., 5.750%(b)	420	429,975
Penn Virginia Corp., 6.000%(b)	1,500	99,121
Total		529,096
Total Energy		529,096
Financials 1.2%
Banks 0.3%
Bank of America Corp., 7.250%	400	465,188
Wells Fargo & Co., 7.500%	410	497,123
Total		962,311
Capital Markets 0.1%
AMG Capital Trust II, 5.150%	7,700	475,475

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Portfolio of Investments (continued)

December 31, 2014

Convertible Preferred Stocks (continued)

Issuer	Shares	Value ($)
Real Estate Investment Trusts (REITs) 0.8%
Alexandria Real Estate Equities, Inc., 7.000%	23,000	635,375
American Tower Corp., 5.250%	2,230	256,361
Crown Castle International Corp. 4.500%	4,600	473,754
Health Care REIT, Inc., 6.500%	8,200	539,970
Weyerhaeuser Co., 6.375%	8,700	501,990
iStar Financial, Inc., 4.500%	4,000	236,360
Total		2,643,810
Total Financials		4,081,596
Health Care 0.1%
Health Care Equipment & Supplies 0.1%
Alere, Inc., 3.000%	1,200	378,000
Health Care Providers & Services —%
Kindred Healthcare, Inc., 7.500%(a)	120	113,283
Total Health Care		491,283
Industrials 0.1%
Aerospace & Defense 0.1%
United Technologies Corp., 7.500%	5,400	331,182
Total Industrials		331,182
Materials 0.1%
Metals & Mining 0.1%
Alcoa, Inc., 5.375%	4,800	242,160
Total Materials		242,160
Telecommunication Services 0.2%
Diversified Telecommunication Services 0.1%
Intelsat SA, 5.750%	4,300	202,100
Iridium Communications, Inc., 6.750%	850	316,727
Total		518,827
Wireless Telecommunication Services 0.1%
T-Mobile USA, Inc. 5.500%(a)	4,600	243,754
Total Telecommunication Services		762,581
Utilities 0.6%
Electric Utilities 0.2%
Exelon Corp. 6.500%	3,137	164,693
NextEra Energy, Inc. 5.799%	1,667	96,169
NextEra Energy, Inc., 5.599%	6,444	453,068
Total		713,930

Convertible Preferred Stocks (continued)

Issuer	Shares	Value ($)
Multi-Utilities 0.4%
CenterPoint Energy, Inc., 3.943%(c)	8,900	592,962
Dominion Resources, Inc., 6.000%	5,000	300,600
Dominion Resources, Inc., 6.125%	4,700	282,047
Total		1,175,609
Total Utilities		1,889,539
Total Convertible Preferred Stocks (Cost: $9,494,047)		9,996,320

Convertible Bonds 3.2%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Automotive 0.1%
Navistar International Corp. Senior Subordinated Notes 10/15/18	4.500%	244,000	233,935
Navistar International Corp.(b) Senior Subordinated Notes 04/15/19	4.750%	240,000	229,500
Total			463,435
Brokerage/Asset Managers/Exchanges 0.1%
Walter Investment Management Corp. Senior Subordinated Notes 11/01/19	4.500%	450,000	339,750
Building Materials 0.2%
Cemex SAB de CV Subordinated Notes 03/15/15	4.875%	399,000	409,723
Layne Christensen Co. Senior Unsecured(b) 11/15/18	4.250%	484,000	389,644
Total			799,367
Consumer Cyclical Services —%
HomeAway, Inc. Senior Unsecured(b) 04/01/19	0.125%	150,000	140,719
Finance Companies 0.1%
Ares Capital Corp. Senior Unsecured 01/15/19	4.375%	464,000	465,160

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Portfolio of Investments (continued)

December 31, 2014

Convertible Bonds (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Home Construction 0.1%
LGI Homes, Inc. Subordinated Notes(b) 11/15/19	4.250%	200,000	193,760
Independent Energy 0.3%
American Energy-Permian Basin LLC PIK(b) 05/01/22	8.000%	240,000	204,000
Chesapeake Energy Corp. 12/15/38	2.250%	501,000	449,961
Endeavour International Corp.(d) 07/15/16	5.500%	282,000	9,870
Goodrich Petroleum Corp. 10/01/32	5.000%	340,000	178,287
Total			842,118
Media and Entertainment 0.1%
Cenveo Corp. 05/15/17	7.000%	323,000	311,307
Metals —%
Alpha Natural Resources, Inc. 12/15/20	4.875%	225,000	82,969
Midstream 0.1%
Scorpio Tankers, Inc. Senior Unsecured(b) 07/01/19	2.375%	250,000	237,946
Oil Field Services 0.2%
Cobalt International Energy, Inc. Senior Unsecured 12/01/19	2.625%	510,000	316,047
Energy XXI Ltd. Senior Unsecured 12/15/18	3.000%	300,000	88,128
Vantage Drilling Co. Senior Unsecured(b) 07/15/43	5.500%	429,000	347,415
Total			751,590
Other Financial Institutions 0.2%
Encore Capital Group, Inc.(b) 03/15/21	2.875%	250,000	242,005

Convertible Bonds (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GSV Capital Corp. Senior Unsecured 09/15/18	5.250%	454,000	413,594
Total			655,599
Other Industry —%
General Cable Corp. Subordinated Notes(c) 11/15/29	4.500%	161,000	116,222
Other REIT 0.4%
Apollo Commercial Real Estate Finance, Inc. Senior Unsecured 03/15/19	5.500%	325,000	322,359
Blackstone Mortgage Trust, Inc. Senior Unsecured 12/01/18	5.250%	227,000	240,121
Campus Crest Communities Operating Partnership LP(b) 10/15/18	4.750%	457,000	431,865
RWT Holdings, Inc.(b) 11/15/19	5.625%	250,000	252,813
Starwood Waypoint Residential Trust Senior Unsecured(b) 10/15/17	4.500%	169,000	174,592
Total			1,421,750
Other Utility 0.1%
EnerNOC, Inc. Senior Unsecured(b) 08/15/19	2.250%	280,000	235,536
Pharmaceuticals 0.4%
ARIAD Pharmaceuticals, Inc. Senior Unsecured(b) 06/15/19	3.625%	250,000	252,513
Aegerion Pharmaceuticals, Inc. Senior Unsecured(b) 08/15/19	2.000%	300,000	241,200
Corsicanto Ltd. Senior Unsecured 01/15/32	3.500%	320,000	198,800
Supernus Pharmaceuticals, Inc. Senior Secured 05/01/19	7.500%	217,000	378,529

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Portfolio of Investments (continued)

December 31, 2014

Convertible Bonds (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vivus, Inc. Senior Unsecured(b) 05/01/20	4.500%	396,000	262,102
Total			1,333,144
Property & Casualty 0.2%
MGIC Investment Corp.(b) 04/01/63	9.000%	395,000	504,119
Refining 0.1%
Clean Energy Fuels Corp. Senior Unsecured(b) 10/01/18	5.250%	229,000	159,941
Technology 0.3%
Digital River, Inc. Senior Unsecured 11/01/30	2.000%	353,000	350,353
Exelixis, Inc. 08/15/19	4.250%	250,000	139,531
Qihoo 360 Technology Co., Ltd. Senior Unsecured(b) 08/15/21	1.750%	200,000	165,500
Violin Memory, Inc. Senior Unsecured(b) 10/01/19	4.250%	300,000	310,500
j2 Global, Inc. Senior Unsecured 06/15/29	3.250%	168,000	185,010
Total			1,150,894
Tobacco 0.2%
Vector Group Ltd. Senior Unsecured 04/15/20	1.750%	525,000	558,742
Total Convertible Bonds (Cost: $12,280,383)			10,764,068

Treasury Bills 17.9%

Issuer	Effective Yield	Principal Amount ($)	Value ($)
United States 17.9%
U.S. Treasury Bills 01/02/15	0.000%	60,000,000	60,000,167
Total Treasury Bills (Cost: $60,000,083)			60,000,167

Exchange-Traded Funds 0.2%

	Shares	Value ($)
SPDR S&P 500 ETF Trust	3,000	616,500
Total Exchange-Traded Funds (Cost: $623,455)		616,500

Money Market Funds 44.2%

Columbia Short-Term Cash Fund, 0.115%(e)(f)	148,015,220	148,015,220
Total Money Market Funds (Cost: $148,015,220)		148,015,220
Total Investments (Cost: $301,082,602)		308,283,002
Other Assets & Liabilities, Net		26,421,402
Net Assets		334,704,404

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2014

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays Capital	02/05/2015	19,100,000 AUD	15,780,420 USD	223,379	—
Barclays Capital	02/05/2015	7,250,000 CAD	6,312,741 USD	76,691	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Portfolio of Investments (continued)

December 31, 2014

Forward Foreign Currency Exchange Contracts Open at December 31, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays Capital	02/05/2015	11,700,000 EUR	14,408,550 USD	246,179	—
Barclays Capital	02/05/2015	10,250,000 GBP	16,025,055 USD	53,422	—
Barclays Capital	02/05/2015	5,312,400,000 JPY	44,027,847 USD	—	(335,411)
Barclays Capital	02/05/2015	25,400,000 NOK	3,542,464 USD	137,612	—
Barclays Capital	02/05/2015	19,100,000 NZD	14,564,705 USD	—	(283,384)
Barclays Capital	02/05/2015	115,599,646 SEK	15,314,766 USD	484,244	—
Barclays Capital	02/05/2015	6,400,000 SGD	4,845,291 USD	17,884	—
Barclays Capital	02/05/2015	1,982,520 USD	2,400,000 AUD	—	(27,709)
Barclays Capital	02/05/2015	11,274,813 USD	11,000,000 CHF	—	(204,974)
Barclays Capital	02/05/2015	3,080,000 USD	2,500,000 EUR	—	(53,852)
Barclays Capital	02/05/2015	2,501,568 USD	1,600,000 GBP	—	(8,435)
Barclays Capital	02/05/2015	387,931 USD	46,800,000 JPY	2,891	—
Barclays Capital	02/05/2015	7,225,781 USD	51,800,000 NOK		(282,027)
Barclays Capital	02/05/2015	1,523,880 USD	2,000,000 NZD	30,894	—
Barclays Capital	02/05/2015	111,590,746 USD	147,350,000 SGD	—	(447,228)
Citigroup Global Markets Inc.	02/05/2015	2,400,000 AUD	1,982,496 USD	27,685	—
Citigroup Global Markets Inc.	02/05/2015	29,000,000 CAD	25,245,154 USD	300,955	—
Citigroup Global Markets Inc.	02/05/2015	3,100,000 CHF	3,178,314 USD	58,631	—
Citigroup Global Markets Inc.	02/05/2015	5,200,000 GBP	8,129,680 USD	26,998	—
Citigroup Global Markets Inc.	02/05/2015	280,000,000 JPY	2,320,878 USD	—	(17,371)
Citigroup Global Markets Inc.	02/05/2015	56,900,000 NZD	43,375,439 USD	—	(857,873)
Citigroup Global Markets Inc.	02/05/2015	17,133,737 SEK	2,270,482 USD	72,359	—
Citigroup Global Markets Inc.	02/05/2015	36,198,072 USD	43,800,000 AUD	—	(522,763)
Citigroup Global Markets Inc.	02/05/2015	20,300,197 USD	19,800,000 CHF	—	(374,485)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Portfolio of Investments (continued)

December 31, 2014

Forward Foreign Currency Exchange Contracts Open at December 31, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citigroup Global Markets Inc.	02/05/2015	49,152,212 USD	39,900,000 EUR	—	(854,897)
Citigroup Global Markets Inc.	02/05/2015	7,674,179 USD	4,908,333 GBP	—	(25,974)
Citigroup Global Markets Inc.	02/05/2015	40,371,058 USD	4,871,333,333 JPY	308,901	—
Citigroup Global Markets Inc.	02/05/2015	28,351,623 USD	203,300,000 NOK	—	(1,099,399)
Citigroup Global Markets Inc.	02/05/2015	2,501,677 USD	3,284,290 NZD	51,487	—
Citigroup Global Markets Inc.	02/05/2015	20,586,494 USD	155,333,333 SEK	—	(658,453)
Citigroup Global Markets Inc.	02/05/2015	177,535,880 USD	234,300,000 SGD	—	(807,504)
Credit Suisse	02/05/2015	25,200,000 AUD	20,807,312 USD	281,792	—
Credit Suisse	02/05/2015	19,100,000 CAD	16,616,122 USD	187,358	—
Credit Suisse	02/05/2015	49,600,000 CHF	50,521,334 USD	606,420	—
Credit Suisse	02/05/2015	71,100,000 EUR	87,239,851 USD	1,176,213	—
Credit Suisse	02/05/2015	1,700,000 GBP	2,657,892 USD	8,938	—
Credit Suisse	02/05/2015	377,300,000 JPY	3,214,210 USD	63,420
Credit Suisse	02/05/2015	1,139,000,000 JPY	9,443,920 USD	—	(67,742)
Credit Suisse	02/05/2015	58,300,000 NOK	8,130,577 USD	315,502	—
Credit Suisse	02/05/2015	7,700,000 NZD	6,020,245 USD	34,366	—
Credit Suisse	02/05/2015	4,900,000 SEK	649,232 USD	20,600	—
Credit Suisse	02/05/2015	94,900,000 SGD	71,828,641 USD	247,237	—
Credit Suisse	02/05/2015	6,725,924 USD	6,500,000 CHF	—	(184,655)
Credit Suisse	02/05/2015	38,846,490 USD	24,900,000 GBP	—	(47,108)
Credit Suisse	02/05/2015	3,742,778 USD	443,900,000 JPY	—	(35,819)
Credit Suisse	02/05/2015	5,518,132 USD	41,000,000 NOK	—	(22,111)
Credit Suisse	02/05/2015	29,141,042 USD	38,200,000 NZD	555,136	—
Credit Suisse	02/05/2015	17,885,563 USD	23,600,000 SGD	—	(84,497)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Portfolio of Investments (continued)

December 31, 2014

Forward Foreign Currency Exchange Contracts Open at December 31, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Deutsche Bank	02/05/2015	9,500,000 AUD	7,848,739 USD	110,943	—
Deutsche Bank	02/05/2015	4,300,000 CAD	3,745,289 USD	46,666	—
Deutsche Bank	02/05/2015	2,500,000 EUR	3,080,723 USD	54,575	—
Deutsche Bank	02/05/2015	456,200,000 JPY	3,781,926 USD	—	(27,749)
Deutsche Bank	02/05/2015	9,800,000 NZD	7,543,746 USD	—	(74,645)
Deutsche Bank	02/05/2015	6,500,000 SEK	861,526 USD	27,627	—
Deutsche Bank	02/05/2015	4,100,000 SGD	3,105,256 USD	12,698	—
Deutsche Bank	02/05/2015	2,758,590 USD	3,400,000 AUD	10,726	—
Deutsche Bank	02/05/2015	2,065,458 USD	2,500,000 AUD	—	(29,196)
Deutsche Bank	02/05/2015	922,794 USD	900,000 CHF	—	(17,080)
Deutsche Bank	02/05/2015	8,626,023 USD	7,000,000 EUR	—	(152,810)
Deutsche Bank	02/05/2015	4,222,406 USD	2,700,000 GBP	—	(15,244)
Deutsche Bank	02/05/2015	4,441,283 USD	532,300,000 JPY	3,895	—
HSBC Securities (USA), Inc.	02/05/2015	72,300,000 NOK	9,731,869 USD	40,104	—
HSBC Securities (USA), Inc.	02/05/2015	7,400,000 SEK	948,863 USD	—	(499)
HSBC Securities (USA), Inc.	02/05/2015	19,700,000 SGD	14,918,591 USD	59,227	—
HSBC Securities (USA), Inc.	02/05/2015	6,918,361 USD	8,500,000 AUD	4,930	—
HSBC Securities (USA), Inc.	02/05/2015	45,751,466 USD	53,300,000 CAD	94,251	—
HSBC Securities (USA), Inc.	02/05/2015	7,976,835 USD	10,400,000 NZD	107,989	—
Morgan Stanley	02/05/2015	3,500,000 AUD	2,891,315 USD	40,548	—
Morgan Stanley	02/05/2015	18,200,000 CAD	15,845,101 USD	190,466	—
Morgan Stanley	02/05/2015	11,600,000 GBP	18,134,628 USD	59,414	—
Morgan Stanley	02/05/2015	2,400,000 NZD	1,829,304 USD	—	(36,424)
Morgan Stanley	02/05/2015	1,229,735 USD	1,200,000 CHF	—	(22,116)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Portfolio of Investments (continued)

December 31, 2014

Forward Foreign Currency Exchange Contracts Open at December 31, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	02/05/2015	123,149 USD	100,000 EUR	—	(2,103)
Morgan Stanley	02/05/2015	23,108,126 USD	30,500,000 SGD	—	(102,512)
State Street Bank & Trust Company	02/05/2015	15,100,000 AUD	12,476,979 USD	177,957	—
State Street Bank & Trust Company	02/05/2015	5,800,000 CAD	4,994,588 USD	5,748	—
State Street Bank & Trust Company	02/05/2015	3,000,000 EUR	3,695,319 USD	63,942	—
State Street Bank & Trust Company	02/05/2015	23,151,590 NZD	17,648,573 USD	—	(349,169)
State Street Bank & Trust Company	02/05/2015	81,820 USD	100,000 AUD	—	(370)
State Street Bank & Trust Company	02/05/2015	26,729,773 USD	30,700,000 CAD	—	(323,329)
State Street Bank & Trust Company	02/05/2015	6,149,299 USD	6,000,000 CHF	—	(111,204)
State Street Bank & Trust Company	02/05/2015	30,800,359 USD	19,700,000 GBP	—	(103,659)
State Street Bank & Trust Company	02/05/2015	5,434,783 USD	655,900,000 JPY	42,565	—
UBS Securities	02/05/2015	33,700,000 AUD	27,863,297 USD	414,486	—
UBS Securities	02/05/2015	35,100,000 CAD	30,522,535 USD	331,454	—
UBS Securities	02/05/2015	22,000,000 CHF	22,569,549 USD	429,869	—
UBS Securities	02/05/2015	33,200,000 EUR	41,062,744 USD	875,502	—
UBS Securities	02/05/2015	12,600,000 GBP	19,603,836 USD	—	(29,586)
UBS Securities	02/05/2015	31,600,000 GBP	49,474,836 USD	235,459	—
UBS Securities	02/05/2015	304,500,000 JPY	2,523,580 USD	—	(19,265)
UBS Securities	02/05/2015	443,598,206 NOK	61,774,232 USD	2,310,199	—
UBS Securities	02/05/2015	1,332,700 NZD	1,015,584 USD	—	(20,439)
UBS Securities	02/05/2015	865,333,333 SEK	114,752,600 USD	3,737,162	—
UBS Securities	02/05/2015	265,550,000 SGD	201,088,623 USD	788,921	—
UBS Securities	02/05/2015	7,633,725 USD	8,900,000 CAD	21,563	—
UBS Securities	02/05/2015	32,428,386 USD	37,250,000 CAD	—	(387,992)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Portfolio of Investments (continued)

December 31, 2014

Forward Foreign Currency Exchange Contracts Open at December 31, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
UBS Securities	02/05/2015	62,459,544 USD	50,400,000 EUR	—	(1,452,408)
UBS Securities	02/05/2015	55,553,403 USD	35,541,667 GBP	—	(172,089)
UBS Securities	02/05/2015	6,298,315 USD	759,966,667 JPY	48,081	—
UBS Securities	02/05/2015	11,540,432 USD	85,600,000 NOK	—	(65,811)
UBS Securities	02/05/2015	79,329,405 USD	104,100,000 NZD	1,596,568	—
UBS Securities	02/05/2015	72,762,118 USD	561,233,383 SEK	—	(760,303)
UBS Securities	02/05/2015	102,698,849 USD	134,600,000 SGD	—	(1,172,432)
Total				17,560,729	(12,752,105)

Futures Contracts Outstanding at December 31, 2014

At December 31, 2014, cash totaling $19,937,453 was pledged as collateral to cover initial margin requirements on open futures contracts.

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
10YR MINI JGB	194	JPY	23,944,699	03/2015	150,406	—
3MO EURO EURIBOR	266	EUR	80,424,088	06/2015	7,531	—
3MO EURO SWISS FRANC	114	CHF	28,740,797	06/2015	43,111	—
3MO EUROYEN (TFX)	81	JPY	16,879,790	06/2015	2,666	—
90 DAY STERLING	244	GBP	47,233,098	06/2015	69,891	—
AUST 10YR BOND	612	AUD	64,025,950	03/2015	701,816	—
BANK ACCEPT	130	CAD	27,601,782	06/2015	—	(11,533)
CAC40 10 EURO	27	EUR	1,397,354	01/2015	88,236	—
CAN 10YR BOND	547	CAD	65,218,144	03/2015	157,416	—
CBOE VIX	107	USD	1,966,125	03/2015	74,147	—
CBOE VIX	11	USD	207,625	05/2015	8,396	—
DAX INDEX	33	EUR	9,826,681	03/2015	278,236	—
EURO STOXX 50	140	EUR	5,307,522	03/2015	118,875	—
EURO$ 90 DAY	34	USD	8,463,024	06/2015	—	(4,757)
EURO-BUND	180	EUR	33,949,894	03/2015	336,801	—
FTSE 100 INDEX	89	GBP	9,047,718	03/2015	123,251	—
FTSE/MIB INDEX	173	EUR	19,959,397	03/2015	959,706	—
HANG SENG INDEX	29	HKD	4,421,998	01/2015	—	(22,366)
IBEX 35 INDEX	18	EUR	2,231,301	01/2015	98,193	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Portfolio of Investments (continued)

December 31, 2014

Futures Contracts Outstanding at December 31, 2014

Long Futures Contracts Outstanding (continued)

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
LONG GILT	57	GBP	10,619,077	03/2015	169,337	—
MSCI SING IX ETS	408	SGD	23,507,009	01/2015	28,821	—
OMXS30 INDEX	904	SEK	17,008,960	01/2015	588,700	—
S&P 500	4	USD	2,052,400	03/2015	62,086	—
S&P/TSE 60 INDEX	14	CAD	2,052,401	03/2015	132,251	—
SPI 200	134	AUD	14,722,179	03/2015	110,144	—
TOPIX INDEX	10	JPY	1,175,071	03/2015	—	(27,392)
US LONG BOND	36	USD	5,204,250	03/2015	139,187	—
Total			527,188,334		4,449,204	(66,048)

Short Futures Contracts Outstanding

Contract Description		Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
10	YR MINI JGB	(1,006)	JPY	(124,166,839)	03/2015	—	(167,867)
3MO EUROYEN (TFX)		(184)	JPY	(38,344,214)	06/2015	—	(1,336)
BANK ACCEPT		(78)	CAD	(16,561,069)	06/2015	3,100	—
CAC40 10 EURO		(148)	EUR	(7,659,569)	01/2015	—	(105,885)
CBOE VIX		(55)	USD	(1,002,375)	02/2015	—	(64,768)
CBOE VIX		(66)	USD	(1,229,250)	04/2015	—	(60,772)
EURO$ 90 DAY		(474)	USD	(117,984,513)	06/2015	18,311	—
IBEX 35 INDEX		(41)	EUR	(5,082,408)	01/2015	45,239	—
S&P 500		(71)	USD	(36,430,100)	03/2015	—	(166,383)
S&P/TSE 60 INDEX		(118)	CAD	(17,298,812)	03/2015	—	(264,957)
S&P500 EMINI		(756)	USD	(77,580,720)	03/2015	—	(2,349,232)
TOPIX INDEX		(77)	JPY	(9,048,046)	03/2015	—	(70,840)
US LONG BOND		(53)	USD	(7,661,813)	03/2015	31,251	—
Total				(460,049,728)		97,901	(3,252,040)

Notes to Consolidated Portfolio of Investments

(a)  Non-income producing.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of these securities amounted to $5,942,949 or 1.78% of net assets.

(c)  Variable rate security.

(d)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2014, the value of these securities amounted to $9,870, which represents less than 0.01% of net assets.

(e)  The rate shown is the seven-day current annualized yield at December 31, 2014.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Portfolio of Investments (continued)

December 31, 2014

Notes to Consolidated Portfolio of Investments (continued)

(f)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	231,832,037	494,339,343	(578,156,160)	148,015,220	203,096	148,015,220

Abbreviation Legend

ADR  American Depositary Receipt

PIK    Payment-in-Kind

Currency Legend

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  Euro

GBP  British Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

NOK  Norwegian Krone

NZD  New Zealand Dollar

SEK  Swedish Krona

SGD  Singapore Dollar

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	10,054,697	—	—	10,054,697
Consumer Staples	6,429,069	—	—	6,429,069
Energy	6,398,721	—	—	6,398,721
Financials	9,646,758	—	—	9,646,758
Health Care	14,146,933	—	—	14,146,933
Industrials	8,067,613	—	—	8,067,613
Information Technology	17,950,326	—	—	17,950,326
Materials	2,439,786	—	—	2,439,786
Telecommunication Services	1,220,958	—	—	1,220,958
Utilities	2,535,866	—	—	2,535,866

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Convertible Preferred Stocks
Consumer Discretionary	258,000	—	—	258,000
Consumer Staples	493,332	917,551	—	1,410,883
Energy	—	529,096	—	529,096
Financials	2,734,386	1,347,210	—	4,081,596
Health Care	378,000	113,283	—	491,283
Industrials	331,182	—	—	331,182
Materials	242,160	—	—	242,160
Telecommunication Services	445,854	316,727	—	762,581
Utilities	843,509	1,046,030	—	1,889,539
Exchange-Traded Funds	616,500	—	—	616,500
Total Equity Securities	85,233,650	4,269,897	—	89,503,547
Bonds
Convertible Bonds	—	10,764,068	—	10,764,068
Total Bonds	—	10,764,068	—	10,764,068
Short-Term Securities
Treasury Bills	60,000,167	—	—	60,000,167
Total Short-Term Securities	60,000,167	—	—	60,000,167
Mutual Funds
Money Market Funds	148,015,220	—	—	148,015,220
Total Mutual Funds	148,015,220	—	—	148,015,220
Investments in Securities	293,249,037	15,033,965	—	308,283,002
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	17,560,729	—	17,560,729
Futures Contracts	4,547,105	—	—	4,547,105
Liabilities
Forward Foreign Currency Exchange Contracts	—	(12,752,105)	—	(12,752,105)
Futures Contracts	(3,318,088)	—	—	(3,318,088)
Total	294,478,054	19,842,589	—	314,320,643

See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Statement of Assets and Liabilities

December 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $153,067,382)	$160,267,782
Affiliated issuers (identified cost $148,015,220)	148,015,220
Total investments (identified cost $301,082,602)	308,283,002
Margin deposits	19,937,453
Unrealized appreciation on forward foreign currency exchange contracts	17,560,729
Receivable for:
Investments sold	151,551
Capital shares sold	16
Dividends	174,815
Interest	120,153
Reclaims	9,043
Variation margin	2,463,269
Prepaid expenses	2,017
Trustees' deferred compensation plan	8,426
Total assets	348,710,474
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	12,752,105
Payable for:
Investments purchased	131,711
Capital shares purchased	3,646
Variation margin	1,053,415
Investment management fees	9,327
Distribution and/or service fees	28
Transfer agent fees	549
Administration fees	732
Compensation of board members	1,815
Chief compliance officer expenses	41
Other expenses	44,275
Trustees' deferred compensation plan	8,426
Total liabilities	14,006,070
Net assets applicable to outstanding capital stock	$334,704,404
Represented by
Trust capital	$334,704,404
Total — representing net assets applicable to outstanding capital stock	$334,704,404

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Statement of Assets and Liabilities (continued)

December 31, 2014

Class 1
Net assets	$330,549,608
Shares outstanding	34,266,836
Net asset value per share	$9.65
Class 2
Net assets	$4,154,796
Shares outstanding	433,325
Net asset value per share	$9.59

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
23

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Statement of Operations

Year Ended December 31, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$2,008,446
Dividends — affiliated issuers	203,096
Interest	376,266
Foreign taxes withheld	(6,685)
Total income	2,581,123
Expenses:
Investment management fees	3,332,505
Distribution and/or service fees
Class 2	10,683
Transfer agent fees
Class 1	193,466
Class 2	2,564
Administration fees	261,373
Compensation of board members	28,420
Custodian fees	3,586
Printing and postage fees	25,245
Professional fees	41,994
Chief compliance officer expenses	170
Other	11,018
Total expenses	3,911,024
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(112,837)
Total net expenses	3,798,187
Net investment loss	(1,217,064)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	1,663,615
Foreign currency translations	690,188
Forward foreign currency exchange contracts	2,176,968
Futures contracts	(18,489,932)
Net realized loss	(13,959,161)
Net change in unrealized appreciation (depreciation) on:
Investments	4,704,551
Foreign currency translations	(238,906)
Forward foreign currency exchange contracts	3,363,699
Futures contracts	1,407,702
Net change in unrealized appreciation	9,237,046
Net realized and unrealized loss	(4,722,115)
Net decrease in net assets from operations	$(5,939,179)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
24

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations
Net investment income (loss)	$(1,217,064)	$4,836,324
Net realized loss	(13,959,161)	(8,540,332)
Net change in unrealized appreciation (depreciation)	9,237,046	(4,254,469)
Net decrease in net assets resulting from operations	(5,939,179)	(7,958,477)
Increase (decrease) in net assets from capital stock activity	(34,121)	10,792,849
Total increase (decrease) in net assets	(5,973,300)	2,834,372
Net assets at beginning of year	340,677,704	337,843,332
Net assets at end of year	$334,704,404	$340,677,704

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
25

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	1,162,248	11,010,271	2,163,728	21,699,031
Redemptions	(1,163,158)	(11,019,077)	(1,530,284)	(15,247,185)
Net increase (decrease)	(910)	(8,806)	633,444	6,451,846
Class 2 shares
Subscriptions	167,854	1,584,884	465,683	4,612,741
Redemptions	(172,764)	(1,610,199)	(27,698)	(271,738)
Net increase (decrease)	(4,910)	(25,315)	437,985	4,341,003
Total net increase (decrease)	(5,820)	(34,121)	1,071,429	10,792,849

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
26

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2014	2013		2012(a)
Per share data
Net asset value, beginning of period	$9.82	$10.04		$10.00
Income from investment operations:
Net investment income (loss)	(0.03)	0.14		0.17
Net realized and unrealized loss	(0.14)	(0.36)		(0.13)
Total from investment operations	(0.17)	(0.22)		0.04
Net asset value, end of period	$9.65	$9.82		$10.04
Total return	(1.73%)	(2.19%)		0.40%
Ratios to average net assets(b)
Total gross expenses	1.19%	1.25	%(c)	1.28	%(c)(d)
Total net expenses(e)	1.16%	1.18	%(c)	1.28	%(c)(d)
Net investment income (loss)	(0.37%)	1.41%		2.49	%(d)
Supplemental data
Net assets, end of period (in thousands)	$330,550	$336,391		$337,841
Portfolio turnover	100%	213%		57%

Notes to Consolidated Financial Highlights

(a)  Based on operations from April 30, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
27

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Financial Highlights (continued)

	Year Ended December 31,
Class 2	2014	2013		2012(a)
Per share data
Net asset value, beginning of period	$9.78	$10.03		$10.00
Income from investment operations:
Net investment income (loss)	(0.06)	0.07		0.15
Net realized and unrealized loss	(0.13)	(0.32)		(0.12)
Total from investment operations	(0.19)	(0.25)		0.03
Net asset value, end of period	$9.59	$9.78		$10.03
Total return	(1.94%)	(2.49%)		0.30%
Ratios to average net assets(b)
Total gross expenses	1.44%	1.50	%(c)	1.48	%(d)(e)
Total net expenses(f)	1.41%	1.38	%(c)	1.48	%(d)(e)
Net investment income (loss)	(0.62%)	0.74%		2.22	%(e)
Supplemental data
Net assets, end of period (in thousands)	$4,155	$4,287		$3
Portfolio turnover	100%	213%		57%

Notes to Consolidated Financial Highlights

(a)  Based on operations from April 30, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include dividends and interest on securities sold short which is less than 0.01%.

(d)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
28

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements

December 31, 2014

Note 1. Organization

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Basis for Consolidation

VPGMA Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary operates as an investment vehicle to provide the Fund with exposure to the commodities markets consistent with the Fund's investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. At December 31, 2014, the net assets of the Subsidiary were $240,807 or 0.07% of the Fund's consolidated net assets. All intercompany transactions and balances have been eliminated in the consolidation process.

The consolidated financial statements (financial statements) present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds (ETFs) are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of

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Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2014

the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Short-term securities within 60 days to maturity are valued at amortized cost, which approximates market value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's

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30

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2014

clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to gain market exposure to various foreign currencies. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a

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31

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2014

specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage exposure to movements in interest rates, manage exposure to the securities market and gain market exposure to various currency, interest rate and equity markets. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2014:

				Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities ($)	Net Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Asset Derivatives:
Forward Foreign Currency Exchange Contracts	17,560,729	—	17,560,729	7,363,465	—	—	10,197,264
				Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities ($)	Net Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities ($)	Financial Instruments ($)(c)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount($)(d)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	12,752,105	—	12,752,105	7,363,465	—	—	5,388,640

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

(c) Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.

(d) Represents the net amount due to counterparties in the event of default.

Annual Report 2014
32

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2014

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2014:

Asset Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	2,716,281	*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	17,560,729
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	1,830,824	*
Total		22,107,834
Liability Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized depreciation on futures contracts	3,132,595	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	12,752,105
Interest rate risk	Component of trust capital — unrealized depreciation on futures contracts	185,493	*
Total		16,070,193

*Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Equity risk	—	(20,063,205)	(20,063,205)
Foreign exchange 2,176,968 — 2,176,968 risk
Interest rate risk	—	1,573,273	1,573,273
Total	2,176,968	(18,489,932)	(16,312,964)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Equity risk	—	1,002,814	1,002,814
Foreign exchange 3,363,699 (316,000) 3,047,699 risk
Interest rate risk	—	720,888	720,888
Total	3,363,699	1,407,702	4,771,401

The following table is a summary of the average outstanding volume by derivative instrument for the period ended December 31, 2014.

Derivative Instrument	Average notional amounts ($)*
Futures contracts — Long	495,448,437
Futures contracts — Short	937,263,561
Derivative Instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	19,255,881	(16,932,717)

*Based on ending quarterly outstanding amounts for the period ended December 31, 2014.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that

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33

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2014

the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), ETFs, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund's management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund's income and loss. The components of the Fund's net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Consolidated Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Consolidated Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

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34

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2014

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 1.02% to 0.90% as the Fund's net assets increase. The effective investment management fee rate for the year ended December 31, 2014 was 1.02% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended December 31, 2014 was 0.08% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective December 1, 2014	Voluntary Expense Cap Effective May 1, 2014 through November 30, 2014	Contractual Expense Cap Prior to May 1, 2014
Class 1	1.33%	1.23%	1.13%
Class 2	1.58	1.48	1.38

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $97,369,225 and $94,677,094, respectively, for the year ended December 31, 2014, of which $60,000,095 and $60,000,000, respectively, were U.S. government securities. The amount of purchase and sale activity impacts

Annual Report 2014
35

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2014

the portfolio turnover rate reported in the Consolidated Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Shareholder Concentration

At December 31, 2014, affiliated shareholders of record owned 100% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended December 31, 2014.

Note 8. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any

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36

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2014

violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
37

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Multi-Strategy Alternatives Fund (the "Fund", a series of Columbia Funds Variable Insurance Trust) at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2015

Annual Report 2014
38

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Insurance Trust.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	59

Spartan Stores, Inc. (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013

Janet Langford Kelly (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			59	None
Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	59	None
William E. Mayer (Born 1940) Trustee	1994	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996	59

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

Annual Report 2014
39

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	59

CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media); Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	59	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	59	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	59	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	59	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2014
40

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Trustees and Officers (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001 – April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 – September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005 – April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006 – April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 – August 2012

			191

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010 – December 2014; and Vice President and Group Counsel or Lead Counsel 2004 – January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014
41

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Trustees and Officers (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010 – January 2013 and Group Counsel, November 2008 – January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005 – April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007 – April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005 – April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006 – April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 – April 2010, and Vice President — Asset Management and Trust Company Services, 2006 – 2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004 – 2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005 – April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2014
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Annual Report 2014
44

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiamanagement.com or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiamanagement.com.

Annual Report 2014
45

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1473 D (2/15)

Annual Report

December 31, 2014

Variable Portfolio — Goldman Sachs
Commodity Strategy Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Consolidated Portfolio of Investments	8
Consolidated Statement of Assets and Liabilities	11
Consolidated Statement of Operations	13
Consolidated Statement of Changes in Net Assets	14
Consolidated Financial Highlights	16
Notes to Consolidated Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers	27
Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Performance Overview

Performance Summary

>  Variable Portfolio — Goldman Sachs Commodity Strategy Fund (the Fund) Class 2 shares returned -16.94% for the 12-month period that ended December 31, 2014.

>  The Fund outperformed its benchmark, the Bloomberg Commodity Index Total Return, which returned -17.01% over the same period.

>  In a difficult period for the commodity markets, the Fund's positioning in the futures market helped it hold up somewhat better than the benchmark.

Average Annual Total Returns (%) (for period ended December 31, 2014)

	Inception	1 Year	Life
Class 1	10/05/12	-16.76	-13.96
Class 2	10/05/12	-16.94	-14.17
Bloomberg Commodity Index Total Return		-17.01	-14.36

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Bloomberg Commodity Index Total Return is composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Index. This combines the returns of the Bloomberg Commodity Index with the returns on cash collateral invested in 13 week (3 Month) U.S. Treasury Bills.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (October 5, 2012 – December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Goldman Sachs Commodity Strategy Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014
3

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Manager Discussion of Fund Performance

Portfolio Management

Goldman Sachs Asset Management, L.P.

Sam Finkelstein

Michael Johnson

John Calvaruso, CFA

Portfolio Breakdown (%) (at December 31, 2014)(a)
Affiliated Money Market Funds	34.2
Residential Mortgage-Backed Securities — Agency	11.8
Treasury Bills	20.6
U.S. Government & Agency Obligations	13.7
U.S. Treasury Obligations	14.7
Other Asset & Liabilities	5.0
Total Net Assets	100.0

(a) Percentage based upon net assets. At period end, the Fund held investments in an affiliated money market fund, U.S. Treasury Bills and U.S. Government and U.S. Government Agency Obligations, which have been segregated to cover open obligations relating to the Fund's investments in open derivatives contracts which provide exposure to the commodities market. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments and Note 2 to the consolidated financial statements.

The Board of Trustees of the Fund has approved the liquidation and termination of the Fund. Completion of a transaction (the Transaction) involving the liquidation of the Fund and the substitution of shares of another fund for shares of the Fund held by participating insurance companies on behalf of variable annuity and variable life insurance contract owners (contract owners) (that is, the reinvestment of liquidation proceeds into another fund) is subject to a number of conditions, including shareholder approval of the Transaction. More information about the Transaction will be included in proxy materials. If shareholder approval is obtained, it is anticipated that the Fund will be liquidated on or about May 1, 2015.

At December 31, 2014, approximately 95% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period ended December 31, 2014, the Fund's Class 2 shares returned -16.94%. The Fund outperformed its benchmark, the Bloomberg Commodity Index Total Return, which returned -17.01% over the same period. During 2014, energy was the worst performing subsector of the commodities market, followed by agriculture, industrial and precious metals. Against this backdrop, we employed strategies that positioned the Fund three to six months forward along the futures curve relative to the benchmark. This positioning helped the Fund hold up somewhat better than the index in an environment of declining commodity prices.

Fund Strategy

The Fund targets 100% exposure to the benchmark and maintains the weights of commodities in the benchmark. We gain exposure to the commodities markets primarily in the form of swaps linked to the benchmark. Swaps are a type of derivative security that consists of an agreement between two parties to exchange sequences of cash flows for a set period of time. They are not exchange-traded instruments but are customized contracts traded over the counter between two private parties. We use swaps to employ roll-timing strategies in the underlying commodity futures markets in an effort to enhance return. We do not take views on individual commodities. We seek to manage risk relative to the benchmark. We implement the roll by deviating slightly from convention, which calls for rolling 20% of the futures each day on business days five through nine on a bi-monthly basis. Instead, we tactically avoid the buying pressure that coincides with the peak roll period, which can potentially create a modest amount of alpha — return in excess of the benchmark — with small increases in tracking error. To the extent we believe fundamental or technical developments will affect the futures roll timing decision, we incorporate those views into the portfolio by electing to roll positions earlier, later, forward, or in different weights vs. the index roll. Roll timing strategies employed may include: alternative roll date modifications, which avoid the market impact of plain vanilla index rolls during business days five to nine; forward exposure roll modifications, which avoid the market impact of vanilla index rolls

Annual Report 2014
4

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Manager Discussion of Fund Performance (continued)

and move exposure out the curve to mitigate the returns impact often associated with persistent contango (A situation in which the futures price of a commodity is above the expected future spot price); and seasonal roll modifications, which take advantage of seasonal relationships in commodity markets to increase returns. These strategies offer the potential to generate returns in excess of the benchmark.

Contributors and Detractors

During the 12-month period, we employed roll-timing strategies in which the portfolio was positioned three to six months forward along the futures curve relative to the benchmark. This positioning aided results relative to the benchmark. Three-month forward positions in natural gas aided results late in the reporting period as a mild start to the winter combined with stronger U.S. production to lower expected inventory draws. With near-term weather forecasts predicting a less severe winter than last year and strong year-over-year production growth continuing, end of winter inventories have the potential to come in higher. Front month natural gas underperformed three-month forward by 10.0% in the fourth quarter. (Front month futures contracts are the shortest duration contracts that can be purchased in the futures markets.) The Fund's three-month forward crude oil position also aided results late in the reporting period as a global oversupply drove weakness in oil markets. The oversupply was driven by supply surprises, including the return of Libyan oil production and the rapid growth of North American shale production, combined with weak demand out of Europe and China. Front month West Texas Intermediate (WTI) — a common measure of domestic oil prices — underperformed three-month forward by 2.1% in the fourth quarter. Front month Brent — a common measure of global oil prices — underperformed three-month forward by 2.5%.

By contrast, the Fund's six-month forward positioning in natural gas detracted from returns in the beginning of the year, as front end futures outperformed longer-dated futures. Front-end outperformance in early 2014 was driven by frigid temperatures and expectations for substantial inventory draws as a result of increased heating demand across the United States. During the reporting period, the Fund was positioned three to six months further along the futures curve relative to the benchmark. The largest deviation from the benchmark contracts was in natural gas and WTI crude oil. In both of these commodities, the majority of the Fund was positioned six-months forward on the futures curve. The Fund's deferred WTI crude oil position was driven primarily by the view that deferred WTI futures contracts would outperform nearby contracts. Our view was based on the expectation that inventory levels would remain elevated for a longer period than the market expected in mid-continent U.S. and specifically at the delivery point for NYMEX WTI crude oil futures in Cushing, Oklahoma. Similarly, in natural gas we held the view that the deferred natural gas futures contracts would outperform nearby contracts as a result of an increase in supply production in the United States, which we believed would outweigh demand in the foreseeable future. In agriculture, a supportive production outlook for the United States and South America, based on favorable weather conditions and record planted acreage in 2013, drove the deferred positioning in grains. Specifically, we were positioned three to six months out on the futures curve vs. the nearby contracts held by the benchmark. This was based on the view that nearby future prices would come under heavier pressure than the deferred contracts.

Commodities Market Exposure (%)(a) (at December 31, 2014)
Commodities Derivatives Contracts(a)
Energy	23.0
Grains	24.2
Industrial Metals	19.1
Livestock	6.9
Precious Metals	17.4
Softs (Cocoa, Coffee, Cotton and Sugar)	9.4
Total Notional Market Value of Commodities Derivatives Contracts	100.0

(a) Reflects notional market value of commodities derivatives contracts. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. Notional amounts for each commodities derivative contract are shown in the Consolidated Portfolio of Investments. The notioanl amount of all outstanding swap contracts is $54,100,106. See Total Return Swap Contracts Outstanding at December 31, 2014 on page 7. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments and Note 2 to the consolidated financial statements.

Annual Report 2014
5

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Manager Discussion of Fund Performance (continued)

Changes in Portfolio Positioning

The Fund began the period selectively deferred out along the curve in grains, natural gas and WTI crude oil. We subsequently shifted most commodities to a three-month forward position to take advantage of anticipated weakness. In April, we again shifted closer to the front of the curve, with a more positive outlook, in particular for Brent crude oil and petroleum products. In late August, we shifted farther out on the curves, driven by bearish views on grains given an anticipated record yield in the United States and bearish developments in the global crude oil markets as a developing global oversupply began to drive prices lower. At the end of the reporting period, the Fund was positioned three months further along the futures curve relative to the benchmark.

Looking Ahead

The Fund is currently positioned three-months forward across the futures markets underlying the benchmark. This positioning reflects our bearish view of fundamentals across a number of commodity markets in the near-term and a general technical preference to not own the front of the futures curves. Within energy, we presently expect a new, higher volatility regime to replace the earlier, lower volatility in prices, which featured Saudi Arabia as a shock absorber and balancing global factor. In our view, North American shale producers are the marginal player and we expect oil prices to stabilize around a price that reflects shale's marginal cost of production. We currently believe U.S. natural gas production has the potential to remain strong and that the market will be well supplied. Within agriculture, our bias at this time has been to the downside for grains given the record harvest and resulting comfortable inventory levels in the United States.

Annual Report 2014
6

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	789.20	1,021.07	3.70	4.18	0.82
Class 2	1,000.00	1,000.00	788.20	1,019.76	4.87	5.50	1.08

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2014
7

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Consolidated Portfolio of Investments

December 31, 2014

(Percentages represent value of investments compared to net assets)

Residential Mortgage-Backed Securities — Agency 11.8%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Banks 08/18/15	0.200%	6,000,000	6,001,848
Total Residential Mortgage-Backed Securities — Agency (Cost: $5,999,518)			6,001,848

U.S. Treasury Obligations 14.7%

U.S. Treasury 04/15/15	0.375%	7,500,000	7,507,031
Total U.S. Treasury Obligations (Cost: $7,506,517)			7,507,031

U.S. Government & Agency Obligations 13.7%

Issuer	Effective Yield	Principal Amount ($)	Value ($)
Federal National Mortgage Association Discount Notes 01/20/15	0.070%	7,000,000	6,999,728
Total U.S. Government & Agency Obligations (Cost: $6,999,741)			6,999,728

Treasury Bills 20.6%

Issuer	Effective Yield	Principal Amount ($)	Value ($)
U.S. Treasury Bills 03/05/15	0.020%	10,500,000	10,499,685
Total Treasury Bills (Cost: $10,499,081)			10,499,685

Money Market Funds 34.2%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.115%(a)(b)	17,413,297	17,413,297
Total Money Market Funds (Cost: $17,413,297)		17,413,297
Total Investments (Cost: $48,418,154)		48,421,589
Other Assets & Liabilities, Net		2,539,460
Net Assets		50,961,049

Investments in Derivatives

Total Return Swap Contracts Outstanding at December 31, 2014

At December 31, 2014, cash totaling $5,900,000 was pledged as collateral to cover open total return equity swap contracts.

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Deutsche Bank	Total Return on the Bloomberg Commodity Index 3 month forward	Fixed Rate of 0.13%	08/28/2015	USD	30,674,004	—	(1,894,773)
Macquarie Bank Limited	Total Return on the Bloomberg Commodity Index 3 month forward	Fixed Rate of 0.19%	09/2/2015	USD	23,426,102	—	(1,448,254)
Total						—	(3,343,027)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
8

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Consolidated Portfolio of Investments (continued)

December 31, 2014

Notes to Consolidated Portfolio of Investments

(a)  The rate shown is the seven-day current annualized yield at December 31, 2014.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	86,246,105	487,303,558	(556,136,366)	17,413,297	50,870	17,413,297

Currency Legend

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
9

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Consolidated Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Residential Mortgage-Backed Securities — Agency	—	6,001,848	—	6,001,848
U.S. Treasury Obligations	7,507,031	—	—	7,507,031
Total Bonds	7,507,031	6,001,848	—	13,508,879
Short-Term Securities
U.S. Government & Agency Obligations	—	6,999,728	—	6,999,728
Treasury Bills	10,499,685	—	—	10,499,685
Total Short-Term Securities	10,499,685	6,999,728	—	17,499,413
Mutual Funds
Money Market Funds	17,413,297	—	—	17,413,297
Total Mutual Funds	17,413,297	—	—	17,413,297
Investments in Securities	35,420,013	13,001,576	—	48,421,589
Derivatives
Liabilities
Swap Contracts	—	(3,343,027)	—	(3,343,027)
Total	35,420,013	9,658,549	—	45,078,562

See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
10

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Consolidated Statement of Assets and Liabilities

December 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $31,004,857)	$31,008,292
Affiliated issuers (identified cost $17,413,297)	17,413,297
Total investments (identified cost $48,418,154)	48,421,589
Cash collateral held at broker	5,900,000
Receivable for:
Capital shares sold	10,466
Dividends	1,663
Interest	10,460
Prepaid expenses	408
Trustees' deferred compensation plan	6,020
Total assets	54,350,606
Liabilities
Unrealized depreciation on swap contracts	3,343,027
Payable for:
Capital shares purchased	94
Investment management fees	779
Distribution and/or service fees	18
Transfer agent fees	85
Administration fees	113
Compensation of board members	1,641
Chief compliance officer expenses	11
Other expenses	37,769
Trustees' deferred compensation plan	6,020
Total liabilities	3,389,557
Net assets applicable to outstanding capital stock	$50,961,049
Represented by
Paid-in capital	$121,230,949
Undistributed net investment income	2,650,725
Accumulated net realized loss	(69,581,033)
Unrealized appreciation (depreciation) on:
Investments	3,435
Swap contracts	(3,343,027)
Total — representing net assets applicable to outstanding capital stock	$50,961,049

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
11

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Consolidated Statement of Assets and Liabilities (continued)

December 31, 2014

Class 1
Net assets	$48,373,822
Shares outstanding	6,766,997
Net asset value per share	$7.15
Class 2
Net assets	$2,587,227
Shares outstanding	363,984
Net asset value per share	$7.11

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
12

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Consolidated Statement of Operations

Year Ended December 31, 2014

Net investment income
Income:
Dividends — affiliated issuers	$50,870
Interest	34,946
Total income	85,816
Expenses:
Investment management fees	634,930
Distribution and/or service fees
Class 2	5,739
Transfer agent fees
Class 1	67,888
Class 2	1,377
Administration fees	92,354
Compensation of board members	24,507
Custodian fees	17,255
Printing and postage fees	18,328
Professional fees	29,684
Chief compliance officer expenses	49
Other	9,941
Total expenses	902,052
Net investment loss	(816,236)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	2,094
Swap contracts	(1,268,591)
Net realized loss	(1,266,497)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,275)
Swap contracts	(4,830,806)
Net change in unrealized depreciation	(4,832,081)
Net realized and unrealized loss	(6,098,578)
Net decrease in net assets from operations	$(6,914,814)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
13

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Consolidated Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations
Net investment loss	$(816,236)	$(2,700,863)
Net realized loss	(1,266,497)	(65,216,586)
Net change in unrealized appreciation (depreciation)	(4,832,081)	8,891,135
Net decrease in net assets resulting from operations	(6,914,814)	(59,026,314)
Decrease in net assets from capital stock activity	(150,255,859)	(73,388,550)
Total decrease in net assets	(157,170,673)	(132,414,864)
Net assets at beginning of year	208,131,722	340,546,586
Net assets at end of year	$50,961,049	$208,131,722
Undistributed (excess of distributions over) net investment income	$2,650,725	$(2,032,949)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
14

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Consolidated Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	1,864,485	16,000,000	46,642,075	435,067,481
Redemptions	(19,144,436)	(167,832,686)	(58,339,408)	(510,027,540)
Net decrease	(17,279,951)	(151,832,686)	(11,697,333)	(74,960,059)
Class 2 shares
Subscriptions	248,212	2,115,377	193,397	1,683,129
Redemptions	(64,832)	(538,550)	(13,043)	(111,620)
Net increase	183,380	1,576,827	180,354	1,571,509
Total net decrease	(17,096,571)	(150,255,859)	(11,516,979)	(73,388,550)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
15

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Consolidated Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$8.59	$9.53	$10.01
Income from investment operations:
Net investment loss	(0.06)	(0.06)	(0.01)
Net realized and unrealized loss	(1.38)	(0.88)	(0.47)
Total from investment operations	(1.44)	(0.94)	(0.48)
Net asset value, end of period	$7.15	$8.59	$9.53
Total return	(16.76%)	(9.86%)	(4.80%)
Ratios to average net assets(b)
Total gross expenses	0.78%	0.71%	0.78	%(c)
Total net expenses(d)	0.78%	0.71%	0.78	%(c)
Net investment loss	(0.70%)	(0.63%)	(0.64	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$48,374	$206,585	$340,544
Portfolio turnover	632%	0%	0%

Notes to Consolidated Financial Highlights

(a)  Based on operations from October 5, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
16

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Consolidated Financial Highlights (continued)

	Year Ended December 31,
Class 2	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$8.56	$9.52	$10.01
Income from investment operations:
Net investment loss	(0.08)	(0.08)	(0.02)
Net realized and unrealized loss	(1.37)	(0.88)	(0.47)
Total from investment operations	(1.45)	(0.96)	(0.49)
Net asset value, end of period	$7.11	$8.56	$9.52
Total return	(16.94%)	(10.08%)	(4.90%)
Ratios to average net assets(b)
Total gross expenses	1.05%	1.00%	1.02	%(c)
Total net expenses(d)	1.05%	1.00%	1.02	%(c)
Net investment loss	(0.98%)	(0.91%)	(0.83	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$2,587	$1,547	$2
Portfolio turnover	632%	0%	0%

Notes to Consolidated Financial Highlights

(a)  Based on operations from October 5, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2014
17

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Notes to Consolidated Financial Statements

December 31, 2014

Note 1. Organization

Variable Portfolio — Goldman Sachs Commodity Strategy Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Basis for Consolidation

VPCS Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary operates as an investment vehicle to provide the Fund with exposure to the commodities markets consistent with the Fund's investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. At December 31, 2014, the net assets of the Subsidiary were $9,021,505 or 17.70% of the Fund's consolidated net assets. All intercompany transactions and balances have been eliminated in the consolidation process.

The consolidated financial statements (financial statements) present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Short-term securities within 60 days to maturity are valued at amortized cost, which approximates market value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities

Annual Report 2014
18

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2014

(such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the

Annual Report 2014
19

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2014

financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

Swap Contracts

Swap contracts are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund's counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contacts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.
Total Return Swap Contracts

The Fund entered into total return swap contracts to obtain long exposure to the total return of a reference commodity index or a basket of reference commodities in return for an agreed upon swap replication fee, typically expressed in basis points per annum or notional exposure. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security or market without owning, taking physical custody of, or short selling such security or securities in a market.

Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain or (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses).

Total return swap contracts may be subject to liquidity risk, which exists when a particular swap contract is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swap contracts are subject to the risk associated with the investment in the underlying reference instruments. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference instruments. This risk may be offset if the Fund holds any of the underlying reference instruments. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.

Total return swap contracts are also subject to the risk of the counterparty not fulfilling its obligations under the contract (counterparty credit risk). The Fund attempts to mitigate counterparty credit risk by entering into total return swap contracts only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager.

Annual Report 2014
20

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2014

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2014:

				Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities ($)	Net Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities ($)	Financial Instruments ($)(b)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount($)(c)
Liability Derivatives:
Over-the-Counter Swap Contracts(a)	3,343,027	—	3,343,027	—	3,343,027	—	—

(a) Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(b) Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.

(c) Represents the net amount due to counterparties in the event of default.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2014:

Liability Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Commodity-related investment risk	Net assets — unrealized depreciation on swap contracts	3,343,027	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain (Loss) on Derivatives
Risk Exposure Category	Swap Contracts ($)
Commodity-related investment risk	(1,268,591)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Swap Contracts ($)
Commodity-related investment risk	(4,830,806)

The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2014:

Derivative Instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Total return swap contracts	409,558	(1,889,540)

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2014.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Annual Report 2014
21

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2014

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.55% to 0.44% as the Fund's net assets increase. The effective investment management fee rate for the year ended December 31, 2014 was 0.55% of the Fund's average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Goldman Sachs Asset Management, L.P. (GSAM) to subadvise the assets of the Fund. The Investment Manager compensates GSAM to manage the investments of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended December 31, 2014 was 0.08% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Annual Report 2014
22

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2014

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective December 1, 2014	Voluntary Expense Cap Effective May 1, 2014 through November 30, 2014	Contractual Expense Cap Prior to May 1, 2014
Class 1	1.10%	1.12%	0.94%
Class 2	1.35	1.37	1.19

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2014, these differences are primarily due to differing treatment for Trustees' deferred compensation, net operating loss reclassification and investments in commodity subsidiary. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Consolidated Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Consolidated Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$5,499,910
Accumulated net realized loss	(2,094)
Paid-in capital	(5,497,816)

Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.

For the years ended December 31, 2014 and 2013, there were no distributions.

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Net unrealized depreciation	$(73,607,724)

At December 31, 2014, the cost of investments for federal income tax purposes was $124,582,188 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$3,435
Unrealized depreciation	(73,611,159)
Net unrealized depreciation	$(73,607,724)

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Annual Report 2014
23

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2014

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $31,020,245 and $17,505,045, respectively, for the year ended December 31, 2014, of which $31,020,245 and $17,505,045, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Consolidated Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2014, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended December 31, 2014.

Note 9. Significant Risks

Commodity-Related Investment Risk

The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may, in turn, reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the value of the Fund's investments to greater volatility than other types of investments. Limited or no active trading market may exist for certain commodities investments, which may impair the ability to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument may not perform or be unable to perform in accordance with the terms of the instrument. Foreign subsidiaries making commodity-related investments will not generally be subject to U.S. laws (including securities laws) and their protections. Further, they will be subject to the laws of a foreign jurisdiction, which can be adversely affected by developments in that jurisdiction.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

The Fund's Board of Trustees approved the liquidation and termination of the Fund. Completion of a transaction (the Transaction) involving the liquidation of the Fund and the substitution of shares of another fund for shares of the Fund held by participating insurance companies on behalf of variable annuity and variable life insurance contract owners

Annual Report 2014
24

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2014

(contract owners) (that is, the reinvestment of liquidation proceeds into another fund) is subject to a number of conditions, including shareholder approval of the Transaction. If shareholder approval is obtained, it is anticipated that the Fund will be liquidated on or about May 1, 2015 (the Liquidation Date) at which time the Fund's shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares. Shareholders of the Fund may redeem their investments in the Fund at any time prior to the Liquidation Date. As of the close of business on the business day preceding the Liquidation Date, the Fund will not accept any orders for the purchase of shares of the Fund.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates.

Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
25

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Variable Portfolio — Goldman Sachs Commodity Strategy Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Variable Portfolio — Goldman Sachs Commodity Strategy Fund (the "Fund", a series of Columbia Funds Variable Insurance Trust) at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2015

Annual Report 2014
26

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Insurance Trust.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	59

Spartan Stores, Inc. (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013

Janet Langford Kelly (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			59	None
Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	59	None
William E. Mayer (Born 1940) Trustee	1994	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996	59

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

Annual Report 2014
27

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	59

CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media); Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	59	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	59	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	59	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	59	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2014
28

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Trustees and Officers (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001 – April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 – September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005 – April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006 – April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 – August 2012

			191

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010 – December 2014; and Vice President and Group Counsel or Lead Counsel 2004 – January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014
29

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Trustees and Officers (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010 – January 2013 and Group Counsel, November 2008 – January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005 – April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007 – April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005 – April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006 – April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 – April 2010, and Vice President — Asset Management and Trust Company Services, 2006 – 2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004 – 2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005 – April 2010; officer of Columbia Funds and affiliated funds since 2005.

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32

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiamanagement.com or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiamanagement.com.

Annual Report 2014
33

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1881 D (2/15)

Annual Report

December 31, 2014

Variable Portfolio — Pyrford International Equity Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Variable Portfolio — Pyrford International Equity Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	29
Federal Income Tax Information	30
Trustees and Officers	31
Important Information About This Report	37

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Variable Portfolio — Pyrford International Equity Fund

Performance Overview

Performance Summary

>  Variable Portfolio — Pyrford International Equity Fund (the Fund) Class 2 shares returned -0.20% for the 12-month period that ended December 31, 2014.

>  The Fund outperformed its benchmark, the MCSI EAFE Index (Net), which returned -4.90% over the same period.

>  Stock selection drove the Fund's relative performance in 2014, as a volatile market environment led to a flight to quality.

Average Annual Total Returns (%) (for period ended December 31, 2014)

	Inception	1 Year	Life
Class 1	04/30/13	-0.05	3.56
Class 2	04/30/13	-0.20	3.36
MSCI EAFE Index (Net)		-4.90	3.29

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Variable Portfolio — Pyrford International Equity Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 30, 2013 – December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Pyrford International Equity Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014
3

Variable Portfolio — Pyrford International Equity Fund

Manager Discussion of Fund Performance

Portfolio Management

Pyrford International Ltd.

Bruce Campbell

Tony Cousins, CFA

Paul Simons, CFA

Daniel McDonagh, CFA

Top Ten Holdings (%) (at December 31, 2014)
Nestlé SA, Registered Shares (Switzerland)	3.3
Roche Holding AG, Genusschein Shares (Switzerland)	2.8
Novartis AG, Registered Shares (Switzerland)	2.7
Brambles Ltd. (Australia)	2.2
Malayan Banking Bhd (Malaysia)	2.1
Sanofi (France)	2.0
Axiata Group Bhd (Malaysia)	1.9
Sumitomo Rubber Industries Ltd. (Japan)	1.9
Total SA (France)	1.9
Air Liquide SA (France)	1.8

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2014)
Common Stocks	95.3
Consumer Discretionary	4.7
Consumer Staples	10.3
Energy	11.1
Financials	7.3
Health Care	10.8
Industrials	18.7
Information Technology	8.9
Materials	6.2
Telecommunication Services	10.6
Utilities	6.7
Money Market Funds	3.4
Preferred Stocks	1.3
Materials	1.3
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

At December 31, 2014, approximately 100% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2014, the Fund's Class 2 shares returned -0.20%. The Fund outperformed its benchmark, the MSCI EAFE Index (Net), which returned -4.90% over the same period. Stock selection drove the Fund's relative performance in 2014, as a volatile market environment led to a flight to quality.

International Equities Struggled in a Challenging Year

After strong equity returns in 2013, driven by an environment of highly accommodating monetary policies, 2014 proved a more challenging year. While government bond yields continued to fall, equities experienced a more volatile period.

In the first quarter of 2014, the news flow concerning Crimea's annexation by Russia unsettled markets while the confirmation of ongoing tapering in the United States under Janet Yellen, the new Head of the U.S. Federal Reserve (Fed) continued to cause some unease. Perhaps the greatest concerns during the quarter surrounded the apparent slowing of the Chinese economy. In the eurozone the spread between German bonds and those of the 'periphery' fell back to levels last seen before the onset of the global financial crisis.

The most remarkable feature of the second quarter of 2014 was the continued fall in government bond yields with some of the most significant declines occurring in the most troubled parts of the eurozone. The constant liquidity injections throughout the world combined with the frenetic pursuit of returns by investors have pushed bond markets into bubble territory. Elections for the European Parliament took place in May and the result was a victory for the Eurosceptic parties. As many as 30% of the seats in the next European Parliament will be held by anti-establishment and/or anti-European parties.

One of the key features of the third quarter of 2014 was a rapidly strengthening U.S. dollar. A downshift in growth expectations in the eurozone and a relatively sprightly U.S. economy caused the gulf in investor sentiment. The eurozone economy, in aggregate about 80% the size of the U.S. economy, appears set to slump into its third recession in six years. The periphery, with the exception of Ireland, is performing poorly while even Germany seems likely to record two successive negative quarters of growth. Geopolitical unrest increased during the quarter with an escalation of the ISIS threat and the commencement of airborne intervention by the U.S. and a number of allies.

The fourth quarter of 2014 was a quarter that will be remembered as the one in which the oil price cracked — ending around $60 a barrel — a fall of nearly 50%. Rapidly increasing supply from North America, the result of the exploitation of "unconventional" oil as well as weak global demand, were the

Annual Report 2014
4

Variable Portfolio — Pyrford International Equity Fund

Manager Discussion of Fund Performance (continued)

proximate causes of the price fall. Quantitative easing (QE) ended in the U.S. during the quarter but seemingly had little impact on sentiment or the stock market. Japan is engaging in record-breaking QE whilst the European Central Bank (ECB) appears likely to introduce its own version of QE during 2015. The eurozone crisis came back to the fore with the news that Greece would have elections for a new government following the failure to agree on a Presidential candidate. Following the close of the reporting period, anti-austerity party, Syriza, was victorious, which could have negative implications for the stability of the monetary union.

Contributors

Stock selection drove the Fund's relative performance in 2014. Positive selection was led by stock picking in Japan, the eurozone and the U.K. Stock picking was positive in every country in which the portfolio invests, with the exception of Sweden, which was marginally negative over the year.

The Fund's large exposure to Hong Kong added from a currency perspective as the Hong Kong dollar (which is pegged to the U.S. dollar) rallied against all major global currencies. The underweight to Japan also helped as the Yen depreciated significantly vs. the U.S. dollar over the year. Finally, the overall effect of country and sector allocation was also positive in 2014, with the U.K. being the biggest single contributor.

The three strongest-contributing market sectors to the strategy on a relative basis were materials, industrials and utilities. These three sectors are all considered to be traditionally defensive sectors offering high dividend yields and visible earnings streams. In an environment of increased volatility, these sectors tend to perform well on a relative basis. The portfolio was slightly underweight vs. the benchmark in materials, but was significantly overweight in industrials and utilities. Stock selection was the significant driver in all three sectors. Sector allocation was positive in materials and utilities but slightly negative in industrials as the sector underperformed. It is important to note that sector allocation is, however, a residual factor in our process and does not form part of our investment process.

From an individual securities perspective, the top three contributors to Fund performance over the period were Nihon Kohden, Newcrest Mining and Power Assets Holdings. Nihon Kohden is a Japanese medical equipment manufacturer and has Japan's leading market share in electroencephalographs (EEG) and electrocardiographs (ECG), as well as a strong product line-up in patient monitors. Sales are predominantly in Japan and have been robust on the back of new product launches and increasing health care spending due to Japan's ageing demographics. In addition, the company's products are gaining traction overseas, particularly patient monitors in the U.S. market, but also in Europe and China. Newcrest Mining is Australia's largest gold producer, and a top five global gold company by output. The stock largely benefited in 2014 on the back of a rising gold price. Power Assets Holdings is an owner and operator in Hong Kong of regulated energy networks in predominantly OECD (Organisation for Economic Co-Operation and Development) countries. The stock has performed well during 2014 as it was able to reduce its exposure to the relatively lower return Hong Kong electricity market. We believe the company has the balance sheet capacity to either acquire earnings-accretive assets elsewhere or to return capital to shareholders.

Country Breakdown (%) (at December 31, 2014)
Australia	10.1
Belgium	2.6
China	3.3
Finland	1.1
France	7.6
Germany	7.0
Hong Kong	4.4
Ireland	1.1
Israel	1.5
Japan	8.7
Malaysia	4.8
Netherlands	4.4
Norway	0.9
Singapore	4.9
Sweden	3.3
Switzerland	12.5
Taiwan	2.9
United Kingdom	15.5
United States(a)	3.4
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Annual Report 2014
5

Variable Portfolio — Pyrford International Equity Fund

Manager Discussion of Fund Performance (continued)

From a country standpoint, the three strongest-contributing countries to the strategy on a relative basis were: Hong Kong, the U.K. and Japan. Stock selection was the key reason for strong returns in each country. For example, being underweight in Japan detracted from returns from an allocation perspective but strong stock selection in Japan outweighed the negative.

Detractors

The three sectors that detracted most from the strategy on a relative basis were consumer staples, health care and consumer discretionary. The portfolio was significantly underweight vs. the benchmark in consumer staples and marginally underweight in consumer discretionary. The portfolio had a slight overweight as compared to the benchmark in health care. While stock selection was positive in consumer discretionary and health care, selection was notably weak in consumer staples. The portfolio's significant underweight to consumer discretionary detracted from an allocation perspective.

The top three detractors to Fund performance over the period were CNOOC, Adidas and Tesco. CNOOC, which is listed in Hong Kong, mainly engages in crude oil and natural gas exploration, development, production and sales. The stock suffered in late 2014 after the collapse in oil prices. We maintain our conviction in CNOOC, but have reduced the position as part of our general reduction to oil exposure. Adidas, in Germany, is the second largest sporting goods company in the world. The stock suffered in 2014 largely as a result of its exposure to Russia, Adidas's second most profitable market after China. In addition to its problems in Russia, the company cited continuing weakness in the golf market. Adidas was sold from the portfolio in the third quarter of 2014. Tesco is a leading grocery retailer in the U.K. with international operations. The U.K. business has been under pressure for some time due to the shift to convenience shopping by U.K. customers and the rise of the hard discounters Aldi and Lidl. Tesco was sold from the portfolio during the third quarter of 2014 following the announcement of an interim dividend cut by the company. The lack of valuation support following the dividend cut meant that the stock no longer offered good value on a total return basis.

The Fund invested in foreign forward currency exchange contracts for hedging purposes during the period. While we did experience gains from certain hedging positions, such as against the Australian dollar, the overall effect of the Fund's derivative positions had a negative impact on performance during the period.

The three countries that detracted most from the strategy on a relative basis were Denmark, Sweden and New Zealand.

Changes to the Fund's Portfolio

Turnover remains very low within the portfolio. In 2014 we made one new purchase and five outright sales. We purchased GEA Group (Germany), an engineering services group that is transforming itself from a cyclical industrial conglomerate to a food-sector focused capital goods company. We received shares of Verizon, a U.S.-based telecommunications company, as part of the payment made to Vodafone shareholders for the sale of its stake in Verizon Wireless. We sold the shares in the first quarter of 2014 to monetize the proceeds from the deal. Wincor Nixdorf (Germany) was sold during the second quarter of 2014. The company develops and services ATMs for the banking industry and electronic check-out systems for retailers. The main reason for

Annual Report 2014
6

Variable Portfolio — Pyrford International Equity Fund

Manager Discussion of Fund Performance (continued)

underperformance has been the delay in the replacement cycle for ATMs in Europe, due to the cost pressures facing banks in the region. Symrise, in Germany, was sold from the portfolio in the third quarter of 2014. Symrise is the fourth largest supplier in the flavors and fragrances market. The long-term value of the stock is now less compelling to us than other stocks in the eurozone section of the portfolio so it was sold and the proceeds distributed among other holdings. The remaining sales were Tesco and Adidas, which were mentioned earlier.

Sector allocation is a residual factor and does not form part of our investment process. In 2014, we made no significant shifts in our exposure to sectors. As of December 31, 2014, the Fund was defensively positioned with underweight exposure to cyclical sectors, particularly banks (the portfolio has a zero weighting in European banks). Overweight sectors included energy, utilities and telecommunications which offer high dividend yields and visible earnings streams. Due to private sector deleveraging and public sector budgetary constraints, we currently anticipate a prolonged period of subdued economic growth. There were no significant changes to the Fund's country allocations during 2014.

Looking Ahead

The economic up-cycle is now mature at six years and we believe further significant progress from this level will be increasingly difficult. China remains a wild card as growth appears to be slowing further and the authorities may resort to a devaluation of the renminbi to stimulate exports. International retaliation then remains a risk. The year ahead could be anything but straightforward.

In these uncertain times the Fund will remain focused on companies with highly visible earnings streams, strong balance sheets and sustainable dividend payments. The portfolio continues to have a zero weighting in European banks and owns no Greek, Portuguese, Italian or Spanish stocks.

In January 2015, the investment team decided to reduce the portfolio's exposure to oil stocks in light of recent sharp declines in oil prices. At this time, however, we intend to maintain an overweight in the sector. Despite weakness in oil stocks in the final quarter 2014, the Fund's oil stocks outperformed those of the benchmark by over 4%. We believe the Fund owns integrated oil companies that offer solid dividend yields with additional earnings growth. Although a falling oil price is somewhat negative for these companies, we believe they do have the ability to benefit in parts of their complex operations from lower oil prices and have the ability to flex their cost structure. The indication we have is that that these companies are currently demonstrating their determination to hold their dividend payments, if necessary, through aggressive cost cutting.

Annual Report 2014
7

Variable Portfolio — Pyrford International Equity Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	937.80	1,020.72	4.35	4.53	0.89
Class 2	1,000.00	1,000.00	937.50	1,019.46	5.57	5.80	1.14

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
8

Variable Portfolio — Pyrford International Equity Fund

Portfolio of Investments

December 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 94.2%

Issuer	Shares	Value ($)
Australia 10.0%
Brambles Ltd.	3,005,695	25,891,758
Computershare Ltd.	2,288,932	21,895,126
Newcrest Mining Ltd.(a)	1,141,764	10,046,307
QBE Insurance Group Ltd.	1,422,894	12,920,429
Rio Tinto Ltd.	212,398	9,957,414
Telstra Corp., Ltd.	1,309,100	6,355,455
Woodside Petroleum Ltd.	644,579	19,935,096
Woolworths Ltd.	700,540	17,408,146
Total		124,409,731
Belgium 2.6%
Belgacom SA	352,209	12,779,380
Colruyt SA	416,955	19,384,016
Total		32,163,396
China 3.2%
China Mobile Ltd.	1,764,500	20,667,142
CNOOC Ltd.	14,596,000	19,736,262
Total		40,403,404
Finland 1.0%
KONE OYJ, Class B	283,759	12,918,907
France 7.5%
Air Liquide SA	177,761	21,996,097
Legrand SA	243,903	12,794,702
Rubis SCA	214,407	12,235,724
Sanofi	267,373	24,376,526
Total SA	431,163	22,089,355
Total		93,492,404
Germany 5.7%
Brenntag AG	374,783	20,954,157
Deutsche Post AG	491,621	15,958,957
GEA Group AG	335,706	14,759,712
SAP SE	272,864	19,053,653
Total		70,726,479
Hong Kong 4.4%
ASM Pacific Technology Ltd.	1,744,000	16,605,397
Hongkong Electric Holdings Ltd.	2,027,000	19,597,063
VTech Holdings Ltd.	1,282,400	18,389,338
Total		54,591,798

Common Stocks (continued)

Issuer	Shares	Value ($)
Ireland 1.1%
CRH PLC	548,016	13,177,308
Israel 1.5%
Bezeq Israeli Telecommunication Corp., Ltd. (The)	4,186,910	7,426,809
Teva Pharmaceutical Industries Ltd.	195,071	11,182,422
Total		18,609,231
Japan 8.6%
KDDI Corp.	310,500	19,506,867
Makita Corp.	277,900	12,522,726
Mitsubishi Electric Corp.	1,667,000	19,800,725
Nihon Kohden Corp.	305,800	15,068,741
Sumitomo Rubber Industries Ltd.	1,505,900	22,386,813
Toyota Tsusho Corp.	794,100	18,446,872
Total		107,732,744
Malaysia 4.8%
Axiata Group Bhd	11,542,500	23,231,759
Lafarge Malaysia Bhd	2,062,800	5,758,023
Magnum Bhd	7,060,400	5,496,713
Malayan Banking Bhd	9,664,260	25,308,974
Total		59,795,469
Netherlands 4.4%
Koninklijke Vopak NV	389,293	20,197,292
Reed Elsevier NV	656,854	15,686,078
Unilever NV-CVA	479,131	18,742,522
Total		54,625,892
Norway 0.9%
Telenor ASA	561,210	11,352,501
Singapore 4.8%
ComfortDelGro Corp., Ltd.	7,812,000	15,287,465
SembCorp Industries Ltd.	3,104,000	10,395,357
Singapore Technologies Engineering Ltd.	3,547,000	9,078,888
United Overseas Bank Ltd.	836,000	15,427,589
Venture Corp., Ltd.	1,763,000	10,449,577
Total		60,638,876
Sweden 3.2%
ASSA ABLOY AB, Class B	156,113	8,245,342
Atlas Copco AB, Class A	580,825	16,161,844

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Variable Portfolio — Pyrford International Equity Fund

Portfolio of Investments (continued)

December 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Svenska Cellulosa AB, Class B	727,107	15,675,481
Total		40,082,667
Switzerland 12.3%
Givaudan SA	4,511	8,092,091
Nestlé SA, Registered Shares	534,938	38,997,523
Novartis AG, Registered Shares	342,627	31,776,419
Panalpina Welttransport Holding AG	70,196	9,425,836
Roche Holding AG, Genusschein Shares	122,737	33,254,635
Schindler Holding AG	55,985	8,082,230
Syngenta AG, Registered Shares	24,292	7,813,707
Zurich Insurance Group AG	53,525	16,726,689
Total		154,169,130
Taiwan 2.9%
Advantech Co., Ltd.	1,504,607	11,045,884
Chunghwa Telecom Co., Ltd.	4,303,000	12,754,249
MediaTek, Inc.	856,000	12,444,040
Total		36,244,173
United Kingdom 15.3%
BP PLC	2,589,206	16,435,186
British American Tobacco PLC	304,528	16,502,667
GlaxoSmithKline PLC	845,428	18,137,478
Legal & General Group PLC	5,085,026	19,634,051
National Grid PLC	1,337,041	18,971,665
Royal Dutch Shell PLC, Class A	631,260	21,039,368

Common Stocks (continued)

Issuer	Shares	Value ($)
Royal Dutch Shell PLC, Class B	530,196	18,318,841
Scottish & Southern Energy PLC	625,350	15,800,783
Sky PLC	1,031,504	14,396,011
United Utilities Group PLC	1,132,316	16,083,336
Vodafone Group PLC	4,790,751	16,425,709
Total		191,745,095
Total Common Stocks (Cost: $1,169,579,274)		1,176,879,205

Preferred Stocks 1.2%

Germany 1.2%
Fuchs Petrolub SE	402,212	16,019,701
Total Preferred Stocks (Cost: $16,117,813)		16,019,701

Money Market Funds 3.4%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.115%(b)(c)	41,906,910	41,906,910
Total Money Market Funds (Cost: $41,906,910)		41,906,910
Total Investments (Cost: $1,227,603,997)		1,234,805,816
Other Assets & Liabilities, Net		14,432,997
Net Assets		1,249,238,813

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2014

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
State Street Bank & Trust Company	3/18/15	272,074,000 AUD	236,686,536 USD	15,724,848	—
State Street Bank & Trust Company	3/18/15	104,910,868 USD	124,317,000 AUD	—	(3,948,283)
Total				15,724,848	(3,948,283)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Variable Portfolio — Pyrford International Equity Fund

Portfolio of Investments (continued)

December 31, 2014

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2014.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	41,899,514	406,459,845	(406,452,449)	41,906,910	44,842	41,906,910

Currency Legend

AUD  Australian Dollar

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Variable Portfolio — Pyrford International Equity Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Variable Portfolio — Pyrford International Equity Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	—	57,965,615	—	57,965,615
Consumer Staples	—	126,710,356	—	126,710,356
Energy	—	137,751,399	—	137,751,399
Financials	—	90,017,731	—	90,017,731
Health Care	—	133,796,222	—	133,796,222
Industrials	—	230,725,477	—	230,725,477
Information Technology	—	109,883,017	—	109,883,017
Materials	—	76,840,946	—	76,840,946
Telecommunication Services	—	130,499,871	—	130,499,871
Utilities	—	82,688,571	—	82,688,571
Preferred Stocks
Materials	—	16,019,701	—	16,019,701
Total Equity Securities	—	1,192,898,906	—	1,192,898,906
Mutual Funds
Money Market Funds	41,906,910	—	—	41,906,910
Total Mutual Funds	41,906,910	—	—	41,906,910
Investments in Securities	41,906,910	1,192,898,906	—	1,234,805,816
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	15,724,848	—	15,724,848
Liabilities
Forward Foreign Currency Exchange Contracts	—	(3,948,283)	—	(3,948,283)
Total	41,906,910	1,204,675,471	—	1,246,582,381

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Variable Portfolio — Pyrford International Equity Fund

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,185,697,087)	$1,192,898,906
Affiliated issuers (identified cost $41,906,910)	41,906,910
Total investments (identified cost $1,227,603,997)	1,234,805,816
Cash	3
Foreign currency (identified cost $1,251,240)	1,228,871
Unrealized appreciation on forward foreign currency exchange contracts	15,724,848
Receivable for:
Capital shares sold	61,615
Dividends	1,283,585
Reclaims	1,303,183
Prepaid expenses	7,015
Trustees' deferred compensation plan	6,704
Total assets	1,254,421,640
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	3,948,283
Payable for:
Capital shares purchased	132,925
Investment management fees	854,271
Distribution and/or service fees	514
Transfer agent fees	67,991
Administration fees	86,105
Compensation of board members	2,593
Chief compliance officer expenses	145
Other expenses	83,296
Trustees' deferred compensation plan	6,704
Total liabilities	5,182,827
Net assets applicable to outstanding capital stock	$1,249,238,813
Represented by
Paid-in capital	$1,238,607,212
Excess of distributions over net investment income	(2,935,966)
Accumulated net realized loss	(5,221,285)
Unrealized appreciation (depreciation) on:
Investments	7,201,819
Foreign currency translations	(189,532)
Forward foreign currency exchange contracts	11,776,565
Total — representing net assets applicable to outstanding capital stock	$1,249,238,813

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Variable Portfolio — Pyrford International Equity Fund

Statement of Assets and Liabilities (continued)

December 31, 2014

Class 1
Net assets	$1,246,987,645
Shares outstanding	121,717,195
Net asset value per share	$10.24
Class 2
Net assets	$2,251,168
Shares outstanding	219,634
Net asset value per share	$10.25

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Variable Portfolio — Pyrford International Equity Fund

Statement of Operations

Year Ended December 31, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$38,656,481
Dividends — affiliated issuers	44,842
Interest	30
Foreign taxes withheld	(3,327,024)
Total income	35,374,329
Expenses:
Investment management fees	8,102,142
Distribution and/or service fees
Class 2	3,915
Transfer agent fees
Class 1	636,574
Class 2	940
Administration fees	817,600
Compensation of board members	44,480
Custodian fees	153,155
Printing and postage fees	15,985
Professional fees	63,010
Chief compliance officer expenses	562
Other	18,617
Total expenses	9,856,980
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(288,588)
Total net expenses	9,568,392
Net investment income	25,805,937
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(5,074,008)
Foreign currency translations	716,418
Forward foreign currency exchange contracts	(2,067,380)
Net realized loss	(6,424,970)
Net change in unrealized appreciation (depreciation) on:
Investments	(40,445,001)
Foreign currency translations	(198,305)
Forward foreign currency exchange contracts	8,831,580
Net change in unrealized depreciation	(31,811,726)
Net realized and unrealized loss	(38,236,696)
Net decrease in net assets from operations	$(12,430,759)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Variable Portfolio — Pyrford International Equity Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013(a)
Operations
Net investment income	$25,805,937	$6,575,065
Net realized gain (loss)	(6,424,970)	1,182,000
Net change in unrealized appreciation (depreciation)	(31,811,726)	50,600,578
Net increase (decrease) in net assets resulting from operations	(12,430,759)	58,357,643
Distributions to shareholders
Net investment income
Class 1	(28,158,999)	(6,575,751)
Class 2	(39,081)	(2,819)
Net realized gains
Class 1	(517,906)	—
Class 2	(791)	—
Total distributions to shareholders	(28,716,777)	(6,578,570)
Increase in net assets from capital stock activity	367,184,843	871,402,433
Total increase in net assets	326,037,307	923,181,506
Net assets at beginning of year	923,201,506	20,000
Net assets at end of year	$1,249,238,813	$923,201,506
Undistributed (excess of distributions over) net investment income	$(2,935,966)	$882,330

(a) Based on operations from April 30, 2013 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Variable Portfolio — Pyrford International Equity Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	39,179,508	419,775,346	92,219,555	917,068,188
Distributions reinvested	2,697,900	28,676,905	645,589	6,575,751
Redemptions	(7,859,680)	(82,727,837)	(5,166,677)	(53,074,281)
Net increase	34,017,728	365,724,414	87,698,467	870,569,658
Class 2 shares
Subscriptions	161,754	1,730,053	86,043	870,234
Distributions reinvested	3,752	39,872	275	2,819
Redemptions	(29,158)	(309,496)	(4,032)	(40,278)
Net increase	136,348	1,460,429	82,286	832,775
Total net increase	34,154,076	367,184,843	87,780,753	871,402,433

(a) Based on operations from April 30, 2013 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Variable Portfolio — Pyrford International Equity Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2014	2013(a)
Per share data
Net asset value, beginning of period	$10.52	$10.00
Income from investment operations:
Net investment income	0.26	0.10
Net realized and unrealized gain (loss)	(0.26)	0.50
Total from investment operations	—	0.60
Less distributions to shareholders:
Net investment income	(0.27)	(0.08)
Net realized gains	(0.01)	—
Total distributions to shareholders	(0.28)	(0.08)
Net asset value, end of period	$10.24	$10.52
Total return	(0.05%)	6.06%
Ratios to average net assets(b)
Total gross expenses	0.93%	0.95	%(c)
Total net expenses(d)	0.90%	0.95	%(c)
Net investment income	2.43%	1.42	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,246,988	$922,325
Portfolio turnover	8%	3%

Notes to Financial Highlights

(a)  Based on operations from April 30, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Variable Portfolio — Pyrford International Equity Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2014	2013(a)
Per share data
Net asset value, beginning of period	$10.52	$10.00
Income from investment operations:
Net investment income	0.21	0.06
Net realized and unrealized gain (loss)	(0.22)	0.53
Total from investment operations	(0.01)	0.59
Less distributions to shareholders:
Net investment income	(0.25)	(0.07)
Net realized gains	(0.01)	—
Total distributions to shareholders	(0.26)	(0.07)
Net asset value, end of period	$10.25	$10.52
Total return	(0.20%)	5.88%
Ratios to average net assets(b)
Total gross expenses	1.18%	1.21	%(c)
Total net expenses(d)	1.15%	1.21	%(c)
Net investment income	1.99%	0.87	%(c)
Supplemental data
Net assets, end of period (in thousands)	$2,251	$876
Portfolio turnover	8%	3%

Notes to Financial Highlights

(a)  Based on operations from April 30, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Variable Portfolio — Pyrford International Equity Fund

Notes to Financial Statements

December 31, 2014

Note 1. Organization

Variable Portfolio — Pyrford International Equity Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and

Annual Report 2014
21

Variable Portfolio — Pyrford International Equity Fund

Notes to Financial Statements (continued)

December 31, 2014

estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully

Annual Report 2014
22

Variable Portfolio — Pyrford International Equity Fund

Notes to Financial Statements (continued)

December 31, 2014

collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2014:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Asset Derivatives:
Forward Foreign Currency Exchange Contracts	15,724,848	—	15,724,848	3,948,283	—	—	11,776,565
				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(c)	Cash Collateral Pledged ($)	Securities Collateral Pledged($)	Net Amount($)(d)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	3,948,283	—	3,948,283	3,948,283	—	—	—

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

(c) Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(d) Represents the net amount due to counterparties in the event of default.

Annual Report 2014
23

Variable Portfolio — Pyrford International Equity Fund

Notes to Financial Statements (continued)

December 31, 2014

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2014:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	15,724,848
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	3,948,283

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	(2,067,380)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	8,831,580

The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31 , 2014:

Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	5,044,603	(2,995,835)

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2014.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The

Annual Report 2014
24

Variable Portfolio — Pyrford International Equity Fund

Notes to Financial Statements (continued)

December 31, 2014

amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Funds. The Fund's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Funds. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.62% as the Fund's net assets increase. The effective investment management fee rate for the year ended December 31, 2014 was 0.76% of the Fund's average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Pyrford International Ltd. (Pyrford) to subadvise the assets of the Fund. The Investment Manager compensates Pyrford to manage the investment of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended December 31, 2014 was 0.08% of the Fund's average daily net assets.

Other Expenses

Other expenses include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

Annual Report 2014
25

Variable Portfolio — Pyrford International Equity Fund

Notes to Financial Statements (continued)

December 31, 2014

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective December 1, 2014	Voluntary Expense Cap Effective May 1, 2014 through November 30, 2014	Contractual Expense Cap Prior to May 1, 2014
Class 1	0.95%	0.88%	1.00%
Class 2	1.20	1.13	1.25

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards,

deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications, foreign currency transactions and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$(1,426,153)
Accumulated net realized loss	1,426,153

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2014	2013
Ordinary income	$28,716,777	$6,578,570

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$8,846,080
Capital loss carryforwards	(4,785,823)
Net unrealized appreciation	6,766,357

At December 31, 2014, the cost of investments for federal income tax purposes was $1,228,039,459 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$69,980,636
Unrealized depreciation	(63,214,279)
Net unrealized appreciation	6,766,357

The following capital loss carryforwards, determined at December 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	3,095,753
No expiration — long-term	1,690,070
Total	4,785,823

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally,

Annual Report 2014
26

Variable Portfolio — Pyrford International Equity Fund

Notes to Financial Statements (continued)

December 31, 2014

the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $437,645,887 and $83,830,583, respectively, for the year ended December 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2014, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended December 31, 2014.

Note 9. Significant Risks

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities.

Annual Report 2014
27

Variable Portfolio — Pyrford International Equity Fund

Notes to Financial Statements (continued)

December 31, 2014

Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
28

Variable Portfolio — Pyrford International Equity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Variable Portfolio — Pyrford International Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Variable Portfolio — Pyrford International Equity Fund (the "Fund", a series of Columbia Funds Variable Insurance Trust) at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2015

Annual Report 2014
29

Variable Portfolio — Pyrford International Equity Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2014.

Tax Designations:

Foreign Taxes Paid	$2,429,460
Foreign Taxes Paid Per Share	$0.02
Foreign Source Income	$38,656,483
Foreign Source Income Per Share	$0.32

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2014
30

Variable Portfolio — Pyrford International Equity Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Insurance Trust.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	59

Spartan Stores, Inc. (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013

Janet Langford Kelly (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			59	None
Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	59	None
William E. Mayer (Born 1940) Trustee	1994	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996	59

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

Annual Report 2014
31

Variable Portfolio — Pyrford International Equity Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	59

CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media); Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	59	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	59	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	59	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	59	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2014
32

Variable Portfolio — Pyrford International Equity Fund

Trustees and Officers (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001 – April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 – September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005 – April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006 – April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 – August 2012

			191

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010 – December 2014; and Vice President and Group Counsel or Lead Counsel 2004 – January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014
33

Variable Portfolio — Pyrford International Equity Fund

Trustees and Officers (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010 – January 2013 and Group Counsel, November 2008 – January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005 – April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007 – April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005 – April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006 – April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 – April 2010, and Vice President — Asset Management and Trust Company Services, 2006 – 2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004 – 2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005 – April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2014
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Annual Report 2014
36

Variable Portfolio — Pyrford International Equity Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiamanagement.com or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
37

Variable Portfolio — Pyrford International Equity Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6596 C (2/15)

Annual Report

December 31, 2014

Columbia Variable Portfolio — Strategic Income Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Strategic Income Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	34
Statement of Operations	36
Statement of Changes in Net Assets	37
Financial Highlights	39
Notes to Financial Statements	41
Report of Independent Registered Public Accounting Firm	54
Federal Income Tax Information	55
Trustees and Officers	56
Important Information About This Report	61

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Performance Overview

Performance Summary

>  Columbia Variable Portfolio — Strategic Income Fund (the Fund) Class 2 shares returned 3.41% for the 12-month period that ended December 31, 2014.

>  The Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 5.97% for the same time period.

>  During the same time period, the Bank of America Merrill Lynch (BofAML) U.S. Cash Pay High Yield Constrained Index, returned 2.45%, the Citigroup Non-U.S. World Government Bond (All Maturities) Index (WGBI) — Unhedged, returned -2.68% and the JPMorgan Emerging Markets Bond Index (EMBI) — Global, returned 5.53%.

>  Strong security selection throughout the year benefited results, but exposure to the emerging markets and high-yield sectors detracted from results.

Average Annual Total Returns (%) (for period ended December 31, 2014)

	Inception	1 Year	5 Years	10 Years
Class 1	07/05/94	3.77	6.63	5.85
Class 2	06/01/00	3.41	6.37	5.61
Barclays U.S. Aggregate Bond Index		5.97	4.45	4.71
BofAML U.S. Cash Pay High Yield Constrained Index		2.45	8.83	7.53
Citigroup Non-U.S. WGBI — Unhedged		-2.68	0.85	2.64
JPMorgan EMBI — Global		5.53	7.27	7.68
Blended Benchmark		3.37	5.90	5.97
Barclays U.S. Government/Credit Bond Index		6.01	4.69	4.70

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

Effective at the close of business on August 29, 2014, the Fund compares its performance to that of the Barclays U.S. Aggregate Bond Index (the New Index). The Fund's investment manager made this recommendation to the Fund's Board of Trustees because the investment manager believes that the New Index provides a more appropriate basis for comparing the Fund's performance in light of the changes made to the Fund's principal investment strategies. The Fund has also made available, for performance comparison purposes, one or more other measures of performance for markets in which the Fund may invest. Information on the old benchmarks (the Blended Benchmark and the Barclays U.S. Government/Credit Bond Index) will be included for a one-year transition period.

The Barclays U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and nonconvertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The BofAML U.S. Cash Pay High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market.

The Citigroup Non-U.S. WGBI — Unhedged is calculated on a market-weighted basis and includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million, while excluding floating or variable rate bonds, securities aimed principally at non-institutional investors and private placement-type securities.

The JPMorgan EMBI — Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.

The Blended Benchmark, a weighted custom composite established by the Investment Manager, consists of a 35% weighting of the Barclays U.S. Aggregate Bond Index, a 35% weighting of the BofAML U.S. High Yield Cash Pay Constrained Index, a 15% weighting of the Citigroup Non U.S. WGBI — Unhedged and a 15% weighting of the JPMorgan EMBI — Global.

The Barclays U.S. Government/Credit Bond Index tracks the performance of U.S. government and corporate bonds rated investment grade or better, with maturities of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2005 – December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Strategic Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Manager Discussion of Fund Performance

Portfolio Management

Colin Lundgren, CFA

Brian Lavin, CFA

Zach Pandl

Gene Tannuzzo, CFA

Portfolio Breakdown (%) (at December 31, 2014)
Asset-Backed Securities — Non-Agency	2.8
Commercial Mortgage-Backed Securities — Non-Agency	6.5
Common Stocks	0.0	(a)
Financials	0.0	(a)
Corporate Bonds & Notes	41.6
Foreign Government Obligations	16.3
Inflation-Indexed Bonds	3.7
Money Market Funds	3.7
Municipal Bonds	0.3
Residential Mortgage-Backed Securities — Agency	6.2
Residential Mortgage-Backed Securities — Non-Agency	14.4
Senior Loans	4.5
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

At December 31, 2014, approximately 94% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended December 31, 2014, Columbia Variable Portfolio — Strategic Income Fund (the Fund) Class 2 shares returned 3.41%. The Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 5.97% for the same time period. During the same 12 months, the BofAML U.S. Cash Pay High Yield Constrained Index, returned 2.45%, the Citigroup Non-U.S. WGBI — Unhedged returned -2.68% and the JPMorgan EMBI — Global, returned 5.53%. Strong security selection throughout the year benefited results, but exposure to the emerging markets and high-yield sectors detracted from results.

Interest Rates Declined During the Year

During the year, investors responded favorably to generally good economic news. However, concerns about increased global tensions, uncertainty about the Federal Reserve's (the Fed) next move and sinking oil prices created periods of volatility for the riskiest sectors of both stock and bond markets. The Fed spent the year winding down its monthly bond purchases, ending its program of quantitative easing in October. Now, all eyes are on the Fed's next major policy statements for clues to the timing of its first hike in short-term interest rates since 2006. In this environment, interest rates were expected to rise in 2014. However, the yield on the 10-year U.S. Treasury, a bellwether for the bond market, declined, providing continued support to a rising U.S. stock market and boosting returns on long-term Treasury bonds.

Interest rates were also dragged lower by declining government bond yields in Europe. Corporate bonds generated returns that were higher than returns on U.S. government bonds in the first half of the year. Then, as commodity prices experienced broad declines, led by energy, the yield spread between Treasury and corporate bonds widened, causing the corporate sector to underperform. The U.S. dollar also appreciated meaningfully against foreign currencies, pushing the trade-weighted U.S. dollar index to multi-year highs.

Contributors and Detractors

The fund benefited from strong security selection throughout the year. In particular, strong security selection in corporate bonds, mortgage-backed securities (MBS) and international markets added to returns. In addition, the fund's sector allocation decisions to MBS and bank loans helped performance. By contrast, the fund's exposure to the emerging market bond and high-yield sectors detracted from relative returns. In addition, we reduced duration, a measure of the Fund's sensitivity to changes in interest rates, in the second half of the year, which hurt performance as interest rates declined and as the term premium (or risk premium for owning longer dated government bonds) turned negative. We also reduced the Fund's exposure to European currencies in order

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Manager Discussion of Fund Performance (continued)

to position the portfolio for additional easing policies from the European Central Bank (ECB). Also, we increased exposure to the high-yield bond sector as spreads, or risk premiums, became more attractive.

Looking Ahead

The U.S. economy expanded in 2014 and, while the growth outlook for 2015 remains firm, we believe the economy still has spare capacity to fill. This view is supported by high corporate profit margins, a declining unemployment rate and low inflation pressures in the near term. Our research indicates that this should be supportive of credit risk in general. With the Fed nearing the point of liftoff for short-term rates, history suggests that excess returns from credit remain attractive, and remain preferable to other risk factors. Lastly, valuation should not be a hindrance, as valuations remain appropriate given where the U.S. appears to be in the economic cycle, with credit spreads generally wider today than their average level at previous periods when the Fed has raised rates.

Outside the U.S., economic performance has varied widely. As global economies diverge in 2015, we expect central bank policy to diverge as well. At this time, the Fed is expected to raise short-term borrowing rates in 2015, and the U.K. may follow suit. Meanwhile, Japan has recently taken a more accommodative policy stance, while the European Central Bank may embark on a full blown sovereign "quantitative easing" — buying bonds to help keep rates low and support European economies. Mixing it all together, we believe the liquidity support from major central banks is likely to be more supportive than many investors appreciate, with the four largest central banks expected to expand their balance sheets by nearly $1 trillion in the next year alone. Broadly speaking, we currently believe this should help suppress volatility throughout the market and should support global bond returns.

Quality Breakdown (%) (at December 31, 2014)
AAA rating	9.4
AA rating	0.2
A rating	2.9
BBB rating	18.2
BB rating	20.9
B rating	21.9
CCC rating	6.2
Not rated	20.3
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated". Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount and type of any collateral.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	982.80	1,021.83	3.35	3.41	0.67
Class 2	1,000.00	1,000.00	981.30	1,020.57	4.59	4.69	0.92

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments

December 31, 2014

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(a) 41.8%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.4%
ADS Tactical, Inc. Senior Secured(b) 04/01/18	11.000%	895,000	869,269
Bombardier, Inc.(b) Senior Unsecured 03/15/20	7.750%	278,000	301,630
01/15/23	6.125%	1,595,000	1,618,925
Huntington Ingalls Industries, Inc.(b) 12/15/21	5.000%	174,000	177,045
TransDigm, Inc. 07/15/22	6.000%	245,000	244,387
07/15/24	6.500%	912,000	916,560
Total			4,127,816
Automotive 0.7%
American Axle & Manufacturing, Inc. 02/15/19	5.125%	647,000	659,940
03/15/21	6.250%	612,000	642,600
Gates Global LLC/Co.(b) 07/15/22	6.000%	750,000	718,275
General Motors Co. Senior Unsecured 10/02/23	4.875%	2,438,000	2,608,660
General Motors Financial Co., Inc. 09/25/21	4.375%	580,000	605,375
Jaguar Land Rover Automotive PLC(b) 11/15/19	4.250%	209,000	210,567
Schaeffler Holding Finance BV Senior Secured PIK(b) 11/15/19	6.250%	516,000	531,480
Tenneco, Inc. 12/15/24	5.375%	261,000	267,525
Total			6,244,422
Banking 1.2%
Agromercantil Senior Trust(b) 04/10/19	6.250%	424,000	429,300
Ally Financial, Inc. 03/15/20	8.000%	4,042,000	4,769,560
11/01/31	8.000%	463,000	590,325
Senior Unsecured 11/01/31	8.000%	580,000	738,050
Grupo Aval Ltd.(b) 09/26/22	4.750%	500,000	483,750
Industrial Senior Trust(b) 11/01/22	5.500%	400,000	392,000
Popular, Inc. Senior Unsecured 07/01/19	7.000%	373,000	373,000

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Royal Bank of Scotland Group PLC Subordinated Notes 05/28/24	5.125%	1,634,000	1,662,090
Synovus Financial Corp. Senior Unsecured 02/15/19	7.875%	1,564,000	1,739,950
Total			11,178,025
Brokerage/Asset Managers/Exchanges 0.1%
E*TRADE Financial Corp. Senior Unsecured 11/15/22	5.375%	813,000	831,293
Building Materials 0.7%
Allegion US Holding Co., Inc. 10/01/21	5.750%	789,000	834,367
American Builders & Contractors Supply Co., Inc. Senior Unsecured(b) 04/15/21	5.625%	1,704,000	1,712,520
Building Materials Corp. of America Senior Unsecured(b) 11/15/24	5.375%	605,000	603,488
Gibraltar Industries, Inc. 02/01/21	6.250%	272,000	276,080
HD Supply, Inc. 07/15/20	7.500%	1,265,000	1,325,087
HD Supply, Inc.(b) Senior Secured 12/15/21	5.250%	584,000	594,220
Nortek, Inc. 04/15/21	8.500%	786,000	841,020
Total			6,186,782
Cable and Satellite 2.7%
CCO Holdings LLC/Capital Corp. 09/30/22	5.250%	619,000	617,453
02/15/23	5.125%	1,440,000	1,407,600
01/15/24	5.750%	210,000	212,100
CCOH Safari LLC 12/01/22	5.500%	389,000	394,835
12/01/24	5.750%	1,950,000	1,971,937
CSC Holdings, Inc. Senior Unsecured 11/15/21	6.750%	2,488,000	2,743,020
Cequel Communications Holdings I LLC/Capital Corp.(b) Senior Unsecured 09/15/20	6.375%	849,000	878,715
12/15/21	5.125%	1,030,000	999,100
DISH DBS Corp. 09/01/19	7.875%	1,077,000	1,222,395

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
06/01/21	6.750%	1,089,000	1,170,675
07/15/22	5.875%	1,095,000	1,122,375
DigitalGlobe, Inc.(b) 02/01/21	5.250%	1,720,000	1,634,000
Hughes Satellite Systems Corp. 06/15/21	7.625%	605,000	665,500
Senior Secured 06/15/19	6.500%	1,028,000	1,102,530
Intelsat Jackson Holdings SA Senior Unsecured 04/01/21	7.500%	680,000	727,600
Intelsat Luxembourg SA 06/01/21	7.750%	2,367,000	2,372,917
Mediacom Broadband LLC/Corp. 04/15/21	5.500%	161,000	161,805
Numericable-SFR(b) Senior Secured 05/15/19	4.875%	1,030,000	1,020,987
05/15/22	6.000%	1,903,000	1,913,466
05/15/24	6.250%	216,000	217,620
Unitymedia Hessen GmbH & Co. KG NRW Senior Secured(b) 01/15/25	5.000%	583,000	584,458
Unitymedia KabelBW GmbH(b) 01/15/25	6.125%	934,000	964,355
Virgin Media Finance PLC(b) 10/15/24	6.000%	322,000	336,893
Virgin Media Secured Finance PLC Senior Secured(b) 04/15/21	5.375%	519,000	538,463
Total			24,980,799
Chemicals 1.5%
Axalta Coating Systems Dutch Holding B BV/U.S. Holdings, Inc.(b) 05/01/21	7.375%	880,000	928,400
Celanese U.S. Holdings LLC 06/15/21	5.875%	1,104,000	1,170,240
Eco Services Operations LLC/Finance Corp. Senior Unsecured(b) 11/01/22	8.500%	431,000	437,465
Huntsman International LLC 11/15/20	4.875%	635,000	630,237
INEOS Group Holdings SA(b) 08/15/18	6.125%	43,000	41,173
02/15/19	5.875%	1,177,000	1,115,207
JM Huber Corp. Senior Unsecured(b) 11/01/19	9.875%	1,175,000	1,292,500
Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
LYB International Finance BV 07/15/23	4.000%	590,000	603,536
Mexichem SAB de CV(b) 09/17/44	5.875%	700,000	661,500
NOVA Chemicals Corp.(b) Senior Unsecured 08/01/23	5.250%	584,000	589,840
05/01/25	5.000%	773,000	767,202
PQ Corp. Secured(b) 05/01/18	8.750%	3,930,000	4,067,550
Sibur Securities Ltd.(b) 01/31/18	3.914%	1,450,000	1,174,500
WR Grace & Co.(b) 10/01/21	5.125%	617,000	632,425
10/01/24	5.625%	447,000	465,998
Total			14,577,773
Construction Machinery 0.5%
Ashtead Capital, Inc. Secured(b) 07/15/22	6.500%	745,000	797,150
Columbus McKinnon Corp. 02/01/19	7.875%	381,000	396,240
H&E Equipment Services, Inc. 09/01/22	7.000%	1,541,000	1,585,304
United Rentals North America, Inc. 04/15/22	7.625%	1,445,000	1,588,777
11/15/24	5.750%	722,000	743,660
Total			5,111,131
Consumer Cyclical Services 0.6%
ADT Corp. (The) Senior Unsecured 07/15/22	3.500%	1,927,000	1,642,768
APX Group, Inc. 12/01/20	8.750%	470,000	396,856
Senior Secured 12/01/19	6.375%	2,655,000	2,542,162
APX Group, Inc.(b) 12/01/20	8.750%	89,000	75,873
IHS, Inc.(b) 11/01/22	5.000%	560,000	554,400
Monitronics International, Inc. 04/01/20	9.125%	946,000	896,335
Total			6,108,394
Consumer Products 0.7%
Revlon Consumer Products Corp. 02/15/21	5.750%	1,011,000	1,011,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Serta Simmons Holdings LLC Senior Unsecured(b) 10/01/20	8.125%		1,863,000	1,979,437
Spectrum Brands, Inc. 03/15/20	6.750%		309,000	322,905
11/15/20	6.375%		829,000	868,378
11/15/22	6.625%		281,000	297,158
Springs Industries, Inc. Senior Secured 06/01/21	6.250%		1,453,000	1,420,307
Tempur Sealy International, Inc. 12/15/20	6.875%		308,000	327,250
Total				6,226,435
Diversified Manufacturing 0.5%
Actuant Corp. 06/15/22	5.625%		610,000	632,875
Amsted Industries, Inc.(b) 03/15/22	5.000%		961,000	944,183
Entegris, Inc.(b) 04/01/22	6.000%		1,123,000	1,137,037
Hamilton Sundstrand Corp. Senior Unsecured(b) 12/15/20	7.750%		1,053,000	995,085
Metalloinvest Finance Ltd.(b) 07/21/16	6.500%		760,000	714,400
Total				4,423,580
Electric 1.3%
AES Corp. (The) Senior Unsecured 07/01/21	7.375%		1,441,000	1,628,330
Calpine Corp. Senior Secured(b) 01/15/22	6.000%		1,558,000	1,655,375
Companhia de Eletricidade do Estad(b) 04/27/16	11.750%	BRL	1,837,000	674,138
Dominion Resources, Inc. Senior Unsecured 09/15/22	2.750%		820,000	795,331
09/15/42	4.050%		365,000	356,037
Duke Energy Corp. Senior Unsecured 09/15/21	3.550%		175,000	182,696
NRG Energy, Inc. 07/15/22	6.250%		2,515,000	2,571,588
NRG Yield Operating LLC(b) 08/15/24	5.375%		668,000	678,020
PPL Capital Funding, Inc. 06/01/23	3.400%		2,475,000	2,479,648

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pacific Gas & Electric Co. Senior Unsecured 03/15/45	4.300%	1,000,000	1,026,458
Total			12,047,621
Environmental 0.1%
Clean Harbors, Inc. 08/01/20	5.250%	675,000	678,375
Corp. Azucarera del Peru SA(b) 08/02/22	6.375%	285,000	244,388
Total			922,763
Finance Companies 2.1%
AerCap Ireland Capital Ltd./Global Aviation Trust(b) 05/15/21	4.500%	1,339,000	1,355,737
Senior Unsecured 10/01/21	5.000%	150,000	155,250
Aircastle Ltd. Senior Unsecured 03/15/21	5.125%	608,000	608,000
Aviation Capital Group Corp. Senior Unsecured(b) 04/06/21	6.750%	59,000	66,818
CIT Group, Inc. Senior Unsecured 05/15/20	5.375%	900,000	951,210
08/15/22	5.000%	435,000	446,963
CIT Group, Inc.(b) Senior Unsecured 02/15/19	5.500%	1,116,000	1,177,380
International Lease Finance Corp. Senior Unsecured 12/15/20	8.250%	2,026,000	2,441,330
04/15/21	4.625%	945,000	961,537
01/15/22	8.625%	1,094,000	1,356,560
Navient Corp. Senior Unsecured 01/15/19	5.500%	324,000	331,290
10/26/20	5.000%	102,000	100,088
01/25/22	7.250%	717,000	777,945
03/25/24	6.125%	911,000	895,057
10/25/24	5.875%	1,187,000	1,130,617
OneMain Financial Holdings, Inc.(b) 12/15/19	6.750%	381,000	389,573
12/15/21	7.250%	666,000	682,650
Provident Funding Associates LP/Finance Corp.(b) 06/15/21	6.750%	1,673,000	1,622,810
Senior Unsecured 02/15/19	10.125%	269,000	282,450
Springleaf Finance Corp. 12/15/17	6.900%	807,000	859,455

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
06/01/20	6.000%	598,000	592,020
10/01/21	7.750%	722,000	808,640
10/01/23	8.250%	498,000	557,760
iStar Financial, Inc Senior Unsecured 07/01/19	5.000%	1,129,000	1,095,130
Total			19,646,270
Food and Beverage 1.6%
Aramark Services, Inc. 03/15/20	5.750%	1,060,000	1,094,450
B&G Foods, Inc. 06/01/21	4.625%	1,733,000	1,691,581
ConAgra Foods, Inc. Senior Unsecured 09/15/22	3.250%	2,025,000	1,994,566
Constellation Brands, Inc. 11/15/19	3.875%	267,000	269,003
11/15/24	4.750%	267,000	270,338
Darling Ingredients, Inc. 01/15/22	5.375%	1,354,000	1,333,690
Diamond Foods, Inc.(b) 03/15/19	7.000%	303,000	310,575
Heineken NV Senior Unsecured(b) 04/01/22	3.400%	1,700,000	1,747,920
MHP SA(b) 04/02/20	8.250%	1,596,000	1,102,038
Molson Coors Brewing Co. 05/01/42	5.000%	2,275,000	2,469,444
Pinnacle Foods Finance LLC/Corp. 05/01/21	4.875%	194,000	189,150
Post Holdings, Inc.(b) 12/15/22	6.000%	455,000	426,562
SABMiller Holdings, Inc.(b) 01/15/22	3.750%	1,045,000	1,090,677
WhiteWave Foods Co. (The) 10/01/22	5.375%	1,102,000	1,135,060
Total			15,125,054
Gaming 1.8%
GLP Capital LP/Financing II, Inc. 11/01/23	5.375%	523,000	541,305
MCE Finance Ltd.(b) 02/15/21	5.000%	2,588,000	2,419,780
MGM Resorts International 03/01/18	11.375%	901,000	1,067,685
12/15/21	6.625%	2,069,000	2,172,450
03/15/23	6.000%	1,180,000	1,185,900

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Penn National Gaming, Inc. Senior Unsecured 11/01/21	5.875%	643,000	597,990
Pinnacle Entertainment, Inc. 08/01/21	6.375%	1,109,000	1,142,270
Scientific Games International, Inc.(b) 12/01/22	10.000%	2,322,000	2,130,435
Senior Secured 01/01/22	7.000%	1,500,000	1,518,750
Seminole Tribe of Florida, Inc.(b) Senior Secured 10/01/20	6.535%	55,000	58,575
Senior Unsecured 10/01/20	7.804%	120,000	130,516
SugarHouse HSP Gaming LP/Finance Corp. Senior Secured(b) 06/01/21	6.375%	1,470,000	1,337,700
Tunica-Biloxi Gaming Authority Senior Unsecured(b)(c) 11/15/15	9.000%	923,000	535,340
Wynn Macau Ltd. Senior Unsecured(b) 10/15/21	5.250%	1,736,000	1,631,840
Total			16,470,536
Health Care 3.4%
Acadia Healthcare Co., Inc. 07/01/22	5.125%	303,000	298,455
Amsurg Corp. 11/30/20	5.625%	419,000	428,428
Biomet, Inc. 08/01/20	6.500%	581,000	621,670
CHS/Community Health Systems, Inc. 02/01/22	6.875%	1,808,000	1,915,350
Senior Secured 08/01/21	5.125%	330,000	342,375
Catamaran Corp. 03/15/21	4.750%	321,000	321,000
ConvaTec Healthcare E SA Senior Unsecured(b) 12/15/18	10.500%	2,150,000	2,268,250
DaVita HealthCare Partners, Inc. 08/15/22	5.750%	1,848,000	1,958,880
07/15/24	5.125%	589,000	600,780
Emdeon, Inc. 12/31/19	11.000%	1,275,000	1,389,750
Fresenius Medical Care U.S. Finance II, Inc.(b) 07/31/19	5.625%	386,000	412,055
01/31/22	5.875%	801,000	869,085
Fresenius Medical Care U.S. Finance, Inc.(b) 09/15/18	6.500%	163,000	180,115

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HCA Holdings, Inc. Senior Unsecured 02/15/21	6.250%	621,000	661,365
HCA, Inc. 02/15/22	7.500%	630,000	719,775
05/01/23	5.875%	1,340,000	1,412,025
Senior Secured 02/15/20	6.500%	1,031,000	1,155,235
05/01/23	4.750%	795,000	808,913
04/15/25	5.250%	1,429,000	1,493,305
IMS Health, Inc. Senior Unsecured(b) 11/01/20	6.000%	586,000	603,580
Kinetic Concepts, Inc./KCI U.S.A., Inc. Secured 11/01/18	10.500%	505,000	552,975
LifePoint Hospitals, Inc. 12/01/21	5.500%	1,613,000	1,649,292
MPH Acquisition Holdings LLC(b) 04/01/22	6.625%	1,197,000	1,232,910
Omnicare, Inc. Senior Unsecured 12/01/22	4.750%	501,000	507,263
12/01/24	5.000%	212,000	217,300
Physio-Control International, Inc. Senior Secured(b) 01/15/19	9.875%	951,000	1,008,060
STHI Holding Corp. Secured(b) 03/15/18	8.000%	403,000	421,135
Teleflex, Inc.(b) 06/15/24	5.250%	95,000	95,000
Tenet Healthcare Corp. Senior Secured 10/01/20	6.000%	778,000	835,440
04/01/21	4.500%	1,919,000	1,923,797
Senior Unsecured 04/01/22	8.125%	2,721,000	3,040,717
Universal Health Services, Inc. Senior Secured(b) 08/01/22	4.750%	1,634,000	1,634,000
Total			31,578,280
Healthcare Insurance 0.1%
Centene Corp. Senior Unsecured 05/15/22	4.750%	552,000	553,380
Home Construction 0.4%
Brookfield Residential Properties, Inc./U.S. Corp.(b) 07/01/22	6.125%	373,000	387,920

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Brookfield Residential Properties, Inc.(b) 12/15/20	6.500%	400,000	418,000
Meritage Homes Corp. 03/01/18	4.500%	575,000	575,000
04/15/20	7.150%	367,000	394,525
04/01/22	7.000%	691,000	732,460
Shea Homes LP/Funding Corp. Senior Secured 05/15/19	8.625%	706,000	741,300
Standard Pacific Corp. 11/15/24	5.875%	282,000	282,000
TRI Pointe Holdings, Inc. Senior Unsecured(b) 06/15/19	4.375%	455,000	448,744
Taylor Morrison Communities, Inc./Monarch, Inc.(b) 04/15/21	5.250%	39,000	38,415
Total			4,018,364
Independent Energy 3.3%
Antero Resources Corp.(b) 12/01/22	5.125%	1,968,000	1,854,840
Canadian Oil Sands Ltd.(b) 04/01/22	4.500%	1,475,000	1,373,290
Chesapeake Energy Corp. 02/15/21	6.125%	2,516,000	2,641,800
03/15/23	5.750%	2,086,000	2,148,580
Cimarex Energy Co. 05/01/22	5.875%	786,000	817,440
06/01/24	4.375%	303,000	289,365
Concho Resources, Inc. 01/15/21	7.000%	875,000	916,562
01/15/22	6.500%	1,430,000	1,494,350
04/01/23	5.500%	1,674,000	1,681,868
Continental Resources, Inc. 09/15/22	5.000%	3,282,000	3,175,335
Diamondback Energy, Inc. 10/01/21	7.625%	223,000	217,704
EP Energy LLC/Everest Acquisition Finance, Inc. 05/01/20	9.375%	287,000	289,870
09/01/22	7.750%	1,207,000	1,128,545
Hilcorp Energy I LP/Finance Co. Senior Unsecured(b) 12/01/24	5.000%	110,000	96,800
Kosmos Energy Ltd. Senior Secured(b) 08/01/21	7.875%	588,000	496,860
Laredo Petroleum, Inc. 01/15/22	5.625%	1,361,000	1,190,875
05/01/22	7.375%	822,000	768,570

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Noble Energy, Inc. Senior Unsecured 11/15/43	5.250%	1,000,000	1,015,547
Oasis Petroleum, Inc. 11/01/21	6.500%	1,254,000	1,141,140
03/15/22	6.875%	2,289,000	2,082,990
01/15/23	6.875%	443,000	403,130
Parsley Energy LLC/Finance Corp. Senior Unsecured(b) 02/15/22	7.500%	1,182,000	1,119,945
RSP Permian, Inc.(b) 10/01/22	6.625%	462,000	429,660
SM Energy Co. Senior Unsecured 01/15/24	5.000%	607,000	525,055
Tullow Oil PLC(b) 04/15/22	6.250%	868,000	729,120
Whiting Petroleum Corp. 10/01/18	6.500%	74,000	71,410
03/15/21	5.750%	1,703,000	1,579,532
Zhaikmunai LLP 11/13/19	7.125%	1,069,000	922,654
Total			30,602,837
Integrated Energy 0.1%
Pacific Rubiales Energy Corp. 03/28/23	5.125%	600,000	472,500
Leisure 0.6%
AMC Entertainment, Inc. 12/01/20	9.750%	752,000	817,800
Activision Blizzard, Inc.(b) 09/15/21	5.625%	3,276,000	3,439,800
09/15/23	6.125%	517,000	557,068
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp. 03/15/21	5.250%	1,000,000	1,005,000
Six Flags, Inc., Escrow(b)(d)(e)(f) 06/01/44	0.000%	95,000	—
Total			5,819,668
Lodging 0.4%
Choice Hotels International, Inc. 07/01/22	5.750%	431,000	462,248
Hilton Worldwide Finance LLC/Corp. 10/15/21	5.625%	1,609,000	1,681,405
Playa Resorts Holding BV(b) 08/15/20	8.000%	1,560,000	1,556,100
Total			3,699,753

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Media and Entertainment 2.9%
AMC Networks, Inc. 12/15/22	4.750%	2,984,000	2,894,480
Clear Channel Worldwide Holdings, Inc. 03/15/20	7.625%	544,000	572,560
Senior Unsecured 11/15/22	6.500%	2,647,000	2,726,410
Gannett Co., Inc. 10/15/19	5.125%	430,000	439,675
10/15/23	6.375%	219,000	232,140
Gannett Co., Inc.(b) 09/15/21	4.875%	375,000	372,188
09/15/24	5.500%	329,000	329,823
Lamar Media Corp. 05/01/23	5.000%	710,000	702,900
01/15/24	5.375%	441,000	454,230
MDC Partners, Inc.(b) 04/01/20	6.750%	1,959,000	2,017,770
Netflix, Inc. Senior Unsecured(b) 03/01/24	5.750%	381,000	396,240
Nielsen Finance Co. SARL (The)(b) 10/01/21	5.500%	1,175,000	1,179,406
Nielsen Finance LLC/Co.(b) 04/15/22	5.000%	618,000	621,090
Outfront Media Capital LLC/Corp.(b) 02/15/22	5.250%	1,093,000	1,101,197
02/15/24	5.625%	233,000	234,165
03/15/25	5.875%	1,283,000	1,292,622
Sky PLC(b) 11/26/22	3.125%	5,665,000	5,548,698
Thomson Reuters Corp. Senior Unsecured 05/23/43	4.500%	545,000	545,362
Univision Communications, Inc.(b) Senior Secured 09/15/22	6.750%	206,000	220,420
05/15/23	5.125%	2,680,000	2,706,800
iHeartCommunications, Inc. PIK 02/01/21	14.000%	1,302,345	1,061,411
iHeartCommunications, Inc. Senior Secured 03/01/21	9.000%	1,738,000	1,703,240
Total			27,352,827
Metals 0.8%
ArcelorMittal Senior Unsecured 02/25/22	6.750%	1,707,000	1,811,127

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Calcipar SA Senior Secured(b) 05/01/18	6.875%	1,709,000	1,717,545
Constellium NV(b) 05/15/24	5.750%	80,000	69,600
Samarco Mineracao SA(b) Senior Unsecured 11/01/22	4.125%	750,000	660,000
10/24/23	5.750%	2,128,000	2,032,240
Vale Overseas Ltd. 01/11/22	4.375%	988,000	947,008
Total			7,237,520
Midstream 2.9%
Access Midstream Partners LP/Finance Corp. 05/15/23	4.875%	1,388,000	1,408,820
03/15/24	4.875%	430,000	436,450
Blue Racer Midstream LLC/Finance Corp.(b) 11/15/22	6.125%	968,000	934,120
Crestwood Midstream Partners LP/Finance Corp. 03/01/22	6.125%	490,000	467,950
Hiland Partners LP/Finance Corp.(b) 10/01/20	7.250%	2,240,000	2,128,000
05/15/22	5.500%	1,110,000	943,500
Kinder Morgan Energy Partners LP 09/01/22	3.950%	535,000	530,485
02/15/23	3.450%	725,000	694,013
Kinder Morgan, Inc. 09/15/20	6.500%	3,024,000	3,429,152
MarkWest Energy Partners LP/Finance Corp. 06/15/22	6.250%	526,000	549,670
02/15/23	5.500%	1,174,000	1,188,675
07/15/23	4.500%	2,558,000	2,462,075
Markwest Energy Partners LP/Finance Corp. 12/01/24	4.875%	416,000	406,640
Regency Energy Partners LP/Finance Corp. 09/01/20	5.750%	1,359,000	1,362,397
07/15/21	6.500%	1,813,000	1,849,260
10/01/22	5.000%	801,000	756,945
Southern Natural Gas Co. LLC Senior Unsecured(b) 04/01/17	5.900%	4,160,000	4,472,998
Targa Resources Partners LP/Finance Corp. 05/01/23	5.250%	60,000	57,900
11/15/23	4.250%	587,000	534,170
Targa Resources Partners LP/Finance Corp.(b) 11/15/19	4.125%	463,000	445,638

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tesoro Logistics LP/Finance Corp.(b) Senior Unsecured 10/15/19	5.500%	261,000	259,043
10/15/22	6.250%	521,000	519,697
TransCanada PipeLines Ltd. Senior Unsecured 10/16/43	5.000%	360,000	377,177
Transcontinental Gas Pipe Line Co. LLC Senior Unsecured 08/01/42	4.450%	1,190,000	1,113,620
Total			27,328,395
Natural Gas 0.2%
Sempra Energy Senior Unsecured 12/01/23	4.050%	1,590,000	1,682,078
Oil Field Services 0.1%
Noble Holding International Ltd. 03/15/42	5.250%	1,300,000	1,025,492
Other Financial Institutions 0.2%
FTI Consulting, Inc. 11/15/22	6.000%	328,000	335,380
Icahn Enterprises LP/Finance Corp. 08/01/20	6.000%	647,000	666,539
02/01/22	5.875%	805,000	808,522
Total			1,810,441
Other Industry 0.2%
CB Richard Ellis Services, Inc. 03/15/25	5.250%	1,655,000	1,688,100
Other REIT 0.1%
DuPont Fabros Technology LP 09/15/21	5.875%	480,000	489,000
Packaging 0.6%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(b) 01/31/21	6.750%	723,000	719,385
Reynolds Group Issuer, Inc./LLC 08/15/19	9.875%	1,563,000	1,656,780
02/15/21	8.250%	1,535,000	1,573,375
Senior Secured 10/15/20	5.750%	655,000	671,375
Signode Industrial Group Luxembourg SA/US, Inc. Senior Unsecured(b) 05/01/22	6.375%	1,600,000	1,560,000
Total			6,180,915

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Paper 0.1%
Inversiones CMPC SA(b) 09/15/24	4.750%	836,000	835,698
Pharmaceuticals 0.6%
Capsugel SA Senior Unsecured PIK(b) 05/15/19	7.000%	352,000	357,280
Grifols Worldwide Operations Ltd. Senior Unsecured(b) 04/01/22	5.250%	575,000	588,052
Jaguar Holding Co. I Senior Unsecured PIK(b) 10/15/17	9.375%	680,000	694,960
Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(b) 12/01/19	9.500%	435,000	466,538
Salix Pharmaceuticals Ltd.(b) 01/15/21	6.000%	284,000	289,680
Valeant Pharmaceuticals International, Inc.(b) 10/15/20	6.375%	1,007,000	1,052,315
07/15/21	7.500%	2,472,000	2,669,760
Total			6,118,585
Property & Casualty 1.0%
HUB International Ltd. Senior Unsecured(b) 10/01/21	7.875%	2,640,000	2,626,800
Hub Holdings LLC/Finance, Inc. Senior Unsecured PIK(b) 07/15/19	8.125%	277,000	274,230
Liberty Mutual Group, Inc.(b) 05/01/22	4.950%	3,310,000	3,580,986
06/15/23	4.250%	3,260,000	3,359,362
Total			9,841,378
Railroads 0.2%
Florida East Coast Holdings Corp.(b) 05/01/20	9.750%	879,000	874,605
Senior Secured 05/01/19	6.750%	1,054,000	1,043,460
Panama Canal Railway Co. Senior Secured 11/01/26	7.000%	321,210	317,195
Total			2,235,260
Refining 0.1%
Marathon Petroleum Corp. Senior Unsecured 09/15/44	4.750%	1,000,000	944,406

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Restaurants 0.3%
BC ULC/New Red Finance Inc. Secured(b) 04/01/22	6.000%	1,038,000	1,063,950
Yum! Brands, Inc. Senior Unsecured 11/01/20	3.875%	575,000	599,338
11/01/21	3.750%	970,000	993,924
Total			2,657,212
Retailers 0.4%
Asbury Automotive Group, Inc.(b) 12/15/24	6.000%	460,000	468,050
GameStop Corp.(b) 10/01/19	5.500%	962,000	964,405
Penske Automotive Group, Inc. 12/01/24	5.375%	480,000	486,000
Rite Aid Corp. 06/15/21	6.750%	1,245,000	1,285,463
Senior Unsecured 02/15/27	7.700%	359,000	391,310
Total			3,595,228
Technology 1.5%
Alliance Data Systems Corp.(b) 12/01/17	5.250%	828,000	852,840
08/01/22	5.375%	1,996,000	1,971,050
Ancestry.com, Inc. 12/15/20	11.000%	309,000	348,011
Equinix, Inc. Senior Unsecured 01/01/22	5.375%	516,000	520,850
04/01/23	5.375%	370,000	370,000
First Data Corp.(b) Secured 01/15/21	8.250%	879,000	940,530
Senior Secured 06/15/19	7.375%	1,433,000	1,508,232
11/01/20	6.750%	1,053,000	1,129,343
Goodman Networks, Inc. Senior Secured 07/01/18	12.125%	552,000	569,940
Iron Mountain, Inc. 08/15/23	6.000%	486,000	505,440
MSCI, Inc.(b) 11/15/24	5.250%	855,000	884,925
NCR Corp. 12/15/21	5.875%	229,000	235,298
Nuance Communications, Inc.(b) 08/15/20	5.375%	1,693,000	1,697,232

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Qualitytech LP/Finance Corp.(b) 08/01/22	5.875%		821,000	823,053
VeriSign, Inc. Senior Unsecured 05/01/23	4.625%		676,000	662,480
Zebra Technologies Corp. Senior Unsecured(b) 10/15/22	7.250%		1,354,000	1,421,700
Total				14,440,924
Transportation Services 0.3%
Avis Budget Car Rental LLC/Finance, Inc. 03/15/20	9.750%		695,000	757,550
Concesionaria Mexiquense SA de CV (linked to Mexican Unidad de Inversion Index)(b) 12/15/35	5.950%	MXN	16,865,178	1,120,249
Hertz Corp. (The) 04/15/19	6.750%		95,000	97,850
10/15/22	6.250%		712,000	719,120
Total				2,694,769
Wireless 2.5%
Altice SA Senior Secured(b) 05/15/22	7.750%		900,000	901,688
Comcel Trust(b) 02/06/24	6.875%		702,000	735,345
Crown Castle International Corp. Senior Unsecured 04/15/22	4.875%		1,236,000	1,248,360
01/15/23	5.250%		1,505,000	1,535,100
ENTEL Chile SA Senior Unsecured(b) 08/01/26	4.750%		700,000	694,266
SBA Communications Corp. Senior Unsecured(b) 07/15/22	4.875%		1,241,000	1,194,462
SBA Telecommunications, Inc. 07/15/20	5.750%		1,908,000	1,941,962
Sprint Communications, Inc.(b) 03/01/20	7.000%		3,187,000	3,441,960
Sprint Corp. 09/15/21	7.250%		1,660,000	1,645,475
09/15/23	7.875%		1,475,000	1,456,120
06/15/24	7.125%		587,000	545,910
T-Mobile USA, Inc. 04/28/22	6.731%		779,000	802,370
03/01/23	6.000%		1,061,000	1,063,652
04/01/23	6.625%		1,064,000	1,089,536
01/15/24	6.500%		648,000	664,200

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
03/01/25	6.375%		265,000	269,240
VimpelCom Holdings BV(b) 02/13/18	9.000%	RUB	27,475,000	305,278
03/01/22	7.504%		1,140,000	923,400
Wind Acquisition Finance SA(b) 04/23/21	7.375%		733,000	691,805
Senior Secured 04/30/20	6.500%		515,000	526,588
07/15/20	4.750%		2,011,000	1,880,285
Total				23,557,002
Wirelines 2.0%
CenturyLink, Inc. Senior Unsecured 03/15/22	5.800%		2,595,000	2,692,312
12/01/23	6.750%		488,000	534,360
EarthLink Holdings Corp. Senior Secured 06/01/20	7.375%		1,079,000	1,095,185
Frontier Communications Corp. Senior Unsecured 07/01/21	9.250%		564,000	651,420
09/15/21	6.250%		118,000	118,590
04/15/22	8.750%		449,000	501,758
04/15/24	7.625%		1,486,000	1,530,580
01/15/25	6.875%		1,335,000	1,335,000
Level 3 Communications, Inc. Senior Unsecured(b) 12/01/22	5.750%		674,000	678,213
Level 3 Escrow II, Inc.(b) 08/15/22	5.375%		1,408,000	1,415,040
Level 3 Financing, Inc. 06/01/20	7.000%		656,000	693,720
01/15/21	6.125%		1,654,000	1,711,890
Telecom Italia Capital SA 06/18/19	7.175%		1,782,000	2,040,390
Telecom Italia SpA Senior Unsecured(b) 05/30/24	5.303%		342,000	346,045
Verizon Communications, Inc. Senior Unsecured 11/01/42	3.850%		1,610,000	1,441,582
Windstream Corp. 09/01/18	8.125%		24,000	24,900
08/01/23	6.375%		1,242,000	1,161,270
Zayo Group LLC/Capital, Inc. 07/01/20	10.125%		335,000	377,478
Total				18,349,733
Total Corporate Bonds & Notes (Cost: $389,051,409)				391,018,439

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2014

Residential Mortgage-Backed Securities — Agency 6.3%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(g) 10/01/26	8.000%	43,376	46,274
Federal Home Loan Mortgage Corp.(g)(h)(i) CMO IO Series 2957 Class SW 04/15/35	5.839%	2,525,673	424,197
CMO IO Series 311 Class S1 08/15/43	5.789%	34,339,435	7,520,554
CMO IO Series 318 Class S1 11/15/43	5.789%	9,683,204	2,200,416
CMO IO Series 3761 Class KS 06/15/40	5.839%	3,697,204	444,112
CMO IO Series 4174 Class SB 05/15/39	6.039%	11,772,974	1,944,646
Federal Home Loan Mortgage Corp.(g)(i) CMO IO Series 304 Class C69 12/15/42	4.000%	7,023,510	1,592,039
CMO IO Series 4098 Class AI 05/15/39	3.500%	8,997,389	1,498,233
CMO IO Series 4120 Class AI 11/15/39	3.500%	5,709,553	756,063
CMO IO Series 4121 Class IA 01/15/41	3.500%	5,131,728	1,022,656
CMO IO Series 4121 Class MI 10/15/42	4.000%	6,534,254	1,393,434
Federal National Mortgage Association(g) 04/01/38 - 05/01/40	5.000%	1,167,575	1,296,898
05/01/41	4.000%	404,684	432,237
Federal National Mortgage Association(g)(h)(i) CMO IO Series 2006-5 Class N1 08/25/34	1.909%	8,332,817	333,431
CMO IO Series 2006-5 Class N2 02/25/35	1.952%	12,406,076	734,226
CMO IO Series 2010-135 Class MS 12/25/40	5.781%	2,710,573	438,513
CMO IO Series 2013-101 Class CS 10/25/43	5.731%	10,134,772	2,579,494
Federal National Mortgage Association(g)(i) CMO IO STRIPS Series 417 Class C5 02/25/43	3.500%	7,474,896	1,539,946
CMO IO Series 2012-118 Class BI 12/25/39	3.500%	8,993,421	1,478,304
CMO IO Series 2012-121 Class GI 08/25/39	3.500%	10,002,831	1,303,934
CMO IO Series 2012-129 Class IC 01/25/41	3.500%	7,742,736	1,138,648
CMO IO Series 2012-131 Class MI 01/25/40	3.500%	11,770,133	1,776,660
CMO IO Series 2012-133 Class EI 07/25/31	3.500%	3,449,508	475,760
CMO IO Series 2012-139 Class IL 04/25/40	3.500%	5,094,768	687,312
CMO IO Series 2012-96 Class CI 04/25/39	3.500%	7,649,638	1,115,458

Residential Mortgage-Backed Securities — Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO IO Series 2013-1 Class AI 02/25/43	3.500%	3,159,889	548,919
CMO IO Series 2013-6 Class MI 02/25/40	3.500%	7,722,089	1,093,627
Federal National Mortgage Association(g)(j) 01/20/30	3.000%	22,000,000	22,867,110
Total Residential Mortgage-Backed Securities — Agency (Cost: $59,829,559)			58,683,101

Residential Mortgage-Backed Securities —
Non-Agency 14.5%

AJAX Mortgage Loan Trust CMO Series 2014-B Class A(b)(g) 08/25/54	3.850%	5,923,037	5,923,037
Apollo Residential Mortgage Securitization Trust CMO Series 2013-1 Class A(b)(g) 05/25/47	4.000%	2,135,359	2,204,935
BCAP LLC Trust(b)(g) CMO Series 2010-RR7 Class 8A6 05/26/35	5.500%	140,266	139,853
BCAP LLC Trust(b)(g)(h) CMO Series 2010-RR7 Class 17A7 03/26/36	5.015%	780,000	733,227
CMO Series 2012-RR11 Class 9A2 07/26/37	4.000%	4,068,124	4,115,620
CMO Series 2013-RR3 Class 6A5 03/26/36	2.474%	2,494,381	2,445,870
CMO Series 2013-RR5 Class 4A1 09/26/36	3.000%	1,795,869	1,781,177
Series 2013-RR1 Class 10A1 10/26/36	3.000%	1,007,411	1,013,087
Bayview Opportunity Master Fund Trust IIB LP CMO Series 2012-6NPL Class A(b)(g)(h) 01/28/33	2.981%	682,294	677,886
Bayview Opportunity Master Fund Trust Series 2014-16RP Class A(b)(g)(h) 11/28/29	3.844%	3,295,882	3,297,583
CAM Mortgage Trust CMO Series 2014-2 Class A(b)(g)(h) 05/15/48	2.600%	4,714,327	4,713,879
Citigroup Mortgage Loan Trust, Inc.(b)(g) CMO Series 2011-12 Class 3A3 09/25/47	5.593%	2,833,000	2,735,899
CMO Series 2012-A Class A 06/25/51	2.500%	1,965,631	1,909,365
Citigroup Mortgage Loan Trust, Inc.(b)(g)(h) CMO Series 2009-4 Class 9A2 03/25/36	2.615%	1,365,000	1,177,988

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2014

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2010-2 Class 5A2A 12/25/35	5.500%	2,000,000	2,042,162
CMO Series 2010-6 Class 2A2 09/25/35	2.655%	515,000	482,190
CMO Series 2010-6 Class 3A2 07/25/36	2.607%	2,215,000	2,139,326
CMO Series 2012-3 Class 2A3 04/25/37	2.658%	1,865,913	1,795,522
CMO Series 2013-12 Class 2A3 09/25/35	4.750%	3,038,705	3,013,465
CMO Series 2013-2 Class 1A1 11/25/37	2.608%	1,344,003	1,344,303
CMO Series 2014-11 Class 3A3 09/25/36	0.325%	2,401,000	2,166,664
Series 2013-11 Class 3A3 09/25/34	2.400%	3,048,637	2,924,768
Credit Suisse Mortgage Capital Certificates(b)(g) CMO Series 2010-9R Class 10A5 04/27/37	4.000%	4,000,000	4,014,064
CMO Series 2010-9R Class 7A5 05/27/37	4.000%	3,000,000	3,006,822
Series 2010-9R Class 1A5 08/27/37	4.000%	5,200,000	4,828,595
Credit Suisse Mortgage Capital Certificates(b)(g)(h) CMO Series 2011-4R Class 4A7 08/27/37	4.000%	3,880,000	3,857,223
CMO Series 2011-5R Class 3A1 09/27/47	2.920%	1,772,091	1,698,138
CMO Series 2014-CIM1 Class A2 01/25/58	3.655%	3,000,000	2,994,132
CMO Series 2014-RPL4 Class A1 08/25/62	3.625%	8,454,201	8,449,022
CMO Series 2014-RPL4 Class A2 08/25/62	3.867%	6,250,000	5,972,295
Series 2008-4R Class 3A4 01/26/38	2.788%	3,250,000	3,009,698
Series 2012-11 Class 3A2 06/29/47	1.156%	3,058,112	2,883,005
Series 2014-2R Class 18A1 01/27/37	3.000%	8,659,688	8,583,163
Series 2014-2R Class 19A1 05/27/36	3.000%	5,543,757	5,534,294
Credit Suisse Securities (USA) LLC(b)(g) CMO Series 2014-5R Class 8A1 11/27/37	2.625%	4,482,068	4,333,162
CMO Series 2014-RPL1 Class A3 02/25/54	3.958%	1,250,000	1,242,605
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust CMO Series 2003-1 Class 1A7(g) 04/25/33	5.500%	567,726	567,549
GCAT Series 2013-RP1 Class A1(b)(g)(h) 06/25/18	3.500%	4,436,171	4,424,747

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GS Mortgage Securities Corp. Resecuritization Trust CMO Series 2013-1R Class A(b)(g)(h) 11/26/36	0.329%	4,284,411	4,010,495
JPMorgan Resecuritization Trust CMO Series 2010-5 Class 1A6(b)(g)(h) 04/26/37	4.500%	350,769	351,159
Jefferies Resecuritization Trust Series 2014-1A1 Class R1(b)(g) 12/27/37	4.000%	1,572,985	1,569,480
LSTAR Securities Investment Trust CMO Series 2014-2 Class A(b)(g)(h) 12/01/21	2.155%	2,963,813	2,914,127
NRPL Trust Series 2014-1A Class A1(b)(g)(h) 05/25/48	3.250%	5,790,920	5,790,920
Nomura Resecuritization Trust CMO Series 2011-2RA Class 2A13(b)(g)(h) 07/26/35	2.521%	2,500,000	2,423,627
Springleaf Mortgage Loan Trust CMO Series 2012-3A Class B1(b)(g)(h) 12/25/59	6.000%	1,500,000	1,555,943
VML LLC CMO Series 2014-NPL1 Class A1(b)(g)(h) 04/25/54	3.875%	3,000,000	3,000,000
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $134,858,980)			135,792,071

Commercial Mortgage-Backed Securities —
Non-Agency 6.5%

American Homes 4 Rent Trust(b)(g) Series 2014-SFR2 Class E 10/17/36	6.231%	2,500,000	2,508,661
Series 2014-SFR3 Class E 12/17/36	6.418%	4,500,000	4,574,452
Aventura Mall Trust Series 2013-AVM Class E(b)(g)(h) 12/05/32	3.743%	5,000,000	4,870,620
BHMS Mortgage Trust Series 2014-ATLS Class DFX(b)(g)(h) 07/05/33	4.691%	3,500,000	3,523,538
Banc of America Merrill Lynch Commercial Mortgage Securities Trust Series 2013-DSNY Class F(b)(g)(h) 09/15/26	3.661%	3,984,000	4,000,812
Banc of America Merrill Lynch Re-Remic Trust Series 2014-FRR7 Class B(g)(h) 10/26/44	2.420%	2,100,000	1,950,398

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2014

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-AMFX Class CD4(g)(h) 12/11/49	5.366%	2,750,000	2,851,896
Commercial Mortgage Trust Series 2013-RIA4 Class A(b)(g)(h) 11/27/28	6.000%	3,350,000	3,388,780
GS Mortgage Securities Trust Series 2007-GG10 Class AM(g)(h) 08/10/45	5.796%	7,750,000	7,918,144
JPMorgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9 Class AM(g) 05/15/47	5.372%	1,900,000	1,971,489
Morgan Stanley Capital I Trust Series 2005-IQ10 Class A4A(g)(h) 09/15/42	5.230%	359,128	364,720
ORES NPL LLC(b)(g) Series 2014-LV3 Class A 03/27/24	3.000%	4,331,589	4,331,295
Series 2014-LV3 Class B 03/27/24	6.000%	3,500,000	3,495,097
Rialto Real Estate Fund LLC Series 2014-LT6 Class B(b)(g) 09/15/24	5.486%	3,625,000	3,640,058
VFC LLC(b)(g) Series 2014-2 Class A 07/20/30	2.750%	7,938,923	7,939,089
Series 2014-2 Class B 07/20/30	5.500%	3,600,000	3,597,667
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $60,541,561)			60,926,716

Asset-Backed Securities — Non-Agency 2.9%

A Voce CLO Ltd. Series 2014-1A Class C(b)(h) 07/15/26	3.734%	4,500,000	4,198,293
American Credit Acceptance Receivables Trust Series 2012-3 Class A(b) 11/15/16	1.640%	149,580	149,729
Ares CLO Ltd. Series 2014-32A Class C(b)(h) 11/15/25	4.445%	2,000,000	1,943,200
GCAT LLC Series 2014-2 Class A1(b)(h) 10/25/19	3.721%	4,415,684	4,396,852
GMAC Mortgage Home Equity Loan Trust Series 2004-HE5 Class A5 (FGIC)(h) 09/25/34	5.865%	152,434	156,134
Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
New York Mortgage Trust Residential LLC Series 2013-RP1A Class A(b)(h) 07/25/18	4.250%	4,649,955	4,670,880
Oak Hill Credit Partners X Ltd. Series 2014-10A Class C(b)(h) 07/20/26	3.331%	5,100,000	4,980,721
Octagon Investment Partners XXII Ltd. Series 2014-1A Class D1(b)(h) 11/22/25	4.191%	2,500,000	2,376,783
Symphony CLO Ltd. Series 2014-14A Class D2(b)(h) 07/14/26	3.830%	3,000,000	2,838,462
Truman Capital Mortgage Loan Trust Series 2014-NPL2 Class A1(b)(h) 06/25/54	3.125%	1,031,258	1,029,993
Total Asset-Backed Securities — Non-Agency (Cost: $27,072,110)			26,741,047

Inflation-Indexed Bonds(a) 3.7%

Brazil 0.4%
Brazil Notas do Tesouro Nacional 08/15/22	6.000%	BRL	3,945,819	1,512,421
08/15/30	6.000%	BRL	1,603,381	609,232
Series B 08/15/18	6.000%	BRL	4,384,244	1,680,381
Total				3,802,034
Italy 0.1%
Italy Buoni Poliennali Del Tesoro 09/15/41	2.550%	EUR	926,507	1,240,805
United States 2.8%
U.S. Treasury Inflation-Indexed Bond 01/15/23	0.125%		8,331,984	8,056,637
02/15/43	0.625%		7,932,942	7,458,203
U.S. Treasury Inflation-Indexed Bond(k) 01/15/24	0.625%		10,290,787	10,335,006
Total				25,849,846
Uruguay 0.4%
Uruguay Government International Bond 04/05/27	4.250%	UYU	94,686,535	3,837,824
Total Inflation-Indexed Bonds (Cost: $36,105,171)				34,730,509

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2014

Foreign Government Obligations(a)(l) 16.4%

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Argentina 0.2%
Argentina Bonar Bonds 04/17/17	7.000%		980,410	941,194
Provincia de Cordoba Senior Unsecured(b) 08/17/17	12.375%		780,000	709,800
Total				1,650,994
Brazil 0.4%
Brazilian Government International Bond Senior Unsecured 01/20/34	8.250%		1,737,000	2,384,032
Petrobras Global Finance BV 05/20/23	4.375%		500,000	430,040
Petrobras International Finance Co. SA 03/15/19	7.875%		1,167,000	1,228,116
Total				4,042,188
Chile 0.2%
Chile Government International Bond Senior Unsecured 08/05/20	5.500%	CLP	1,060,000,000	1,831,099
Colombia 1.0%
Colombia Government International Bond Senior Unsecured 04/14/21	7.750%	COP	4,028,000,000	1,823,744
01/18/41	6.125%		1,173,000	1,404,801
Ecopetrol SA Senior Unsecured 01/16/25	4.125%		532,000	505,400
05/28/45	5.875%		760,000	703,000
Emgesa SA ESP Senior Unsecured 01/25/21	8.750%	COP	1,700,000,000	771,710
Empresa de Energia de Bogota SA ESP Senior Unsecured(b) 11/10/21	6.125%		472,000	508,029
Empresas Publicas de Medellin ESP(b) Senior Unsecured 02/01/21	8.375%	COP	5,754,000,000	2,544,205
09/10/24	7.625%	COP	666,000,000	271,473
Oleoducto Central SA Senior Unsecured(b) 05/07/21	4.000%		500,000	477,500
Transportadora de Gas Internacional SA ESP Senior Unsecured(b) 03/20/22	5.700%		619,000	649,829
Total				9,659,691

Foreign Government Obligations(a)(l) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Croatia 0.2%
Croatia Government International Bond Senior Unsecured(b) 01/26/24	6.000%		1,666,000	1,795,115
Dominican Republic 0.8%
Banco de Reservas de La Republica Dominicana Subordinated Notes(b) 02/01/23	7.000%		814,000	803,141
Dominican Republic International Bond(b) 02/22/19	12.000%	DOP	38,000,000	874,768
01/08/21	14.000%	DOP	44,702,000	1,112,244
Senior Unsecured 02/10/23	14.500%	DOP	14,000,000	346,087
04/20/27	8.625%		2,850,000	3,341,625
04/30/44	7.450%		1,287,000	1,406,048
Total				7,883,913
El Salvador 0.1%
El Salvador Government International Bond(b) 01/18/27	6.375%		468,000	469,170
Senior Unsecured 02/01/41	7.625%		600,000	630,000
Total				1,099,170
Georgia 0.2%
Georgian Railway JSC Senior Unsecured(b) 07/11/22	7.750%		2,008,000	2,103,380
Ghana 0.1%
Republic of Ghana(b) 08/07/23	7.875%		700,000	647,500
01/18/26	8.125%		500,000	462,500
Total				1,110,000
Guatemala 0.3%
Guatemala Government Bond(b) Senior Unsecured 06/06/22	5.750%		1,662,000	1,798,699
02/13/28	4.875%		790,000	803,825
Total				2,602,524
Hungary 0.7%
Hungary Government International Bond Senior Unsecured 11/22/23	5.750%		2,792,000	3,092,140
03/25/24	5.375%		1,644,000	1,781,685
MFB Magyar Fejlesztesi Bank Zrt.(b) 10/21/20	6.250%		851,000	936,100

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2014

Foreign Government Obligations(a)(l) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Magyar Export-Import Bank Zrt. Government Guaranteed(b) 01/30/20	4.000%		789,000	783,280
Total				6,593,205
Indonesia 2.4%
Indonesia Government International Bond(b) Senior Unsecured 03/13/20	5.875%		2,794,000	3,094,355
05/05/21	4.875%		770,000	816,570
04/25/22	3.750%		1,077,000	1,060,845
Indonesia Treasury Bond Senior Unsecured 09/15/19	11.500%	IDR	17,100,000,000	1,582,975
07/15/22	10.250%	IDR	10,680,000,000	970,125
03/15/24	8.375%	IDR	44,900,000,000	3,761,304
09/15/24	10.000%	IDR	4,500,000,000	409,306
05/15/27	7.000%	IDR	38,080,000,000	2,813,523
Majapahit Holding BV(b) 08/07/19	8.000%		760,000	880,840
06/29/37	7.875%		540,000	631,800
PT Pertamina Persero Senior Unsecured(b) 05/20/23	4.300%		2,212,000	2,112,460
PT Perusahaan Listrik Negara(b) Senior Unsecured 11/22/21	5.500%		3,977,000	4,201,423
10/24/42	5.250%		250,000	227,813
Total				22,563,339
Ireland 0.1%
Vnesheconombank Via VEB Finance PLC Senior Unsecured(b) 11/21/23	5.942%		988,000	765,700
Italy 0.5%
Italy Buoni Poliennali Del Tesoro 09/01/22	5.500%	EUR	532,000	826,313
Senior Unsecured 05/01/21	3.750%	EUR	3,055,000	4,243,121
Total				5,069,434
Ivory Coast 0.1%
Ivory Coast Government International Bond(b) Senior Unsecured 07/23/24	5.375%		400,000	380,480
Ivory Coast Government International Bond(h) Senior Unsecured 12/31/32	5.750%		409,000	390,595
Total				771,075

Foreign Government Obligations(a)(l) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Kazakhstan 0.3%
KazMunayGas National Co. JSC(b) Senior Unsecured 07/02/18	9.125%		425,000	465,375
04/30/23	4.400%		2,242,000	1,989,775
Total				2,455,150
Macedonia 0.1%
Macedonia Government Bond(b) 07/24/21	3.975%	EUR	391,000	468,319
Malaysia 0.2%
Malaysia Government Bond Senior Unsecured 10/31/19	3.654%	MYR	6,100,000	1,730,130
Petronas Capital Ltd. 08/12/19	5.250%		75,000	83,078
Total				1,813,208
Mexico 2.2%
Comision Federal de Electricidad(b) Senior Unsecured 01/15/24	4.875%		1,292,000	1,350,140
02/14/42	5.750%		300,000	320,100
Mexican Bonos 06/11/20	8.000%	MXN	13,940,000	1,063,449
06/10/21	6.500%	MXN	50,000	3,559
06/09/22	6.500%	MXN	95,500,000	6,798,329
12/05/24	10.000%	MXN	25,000,000	2,219,426
06/03/27	7.500%	MXN	7,720,000	583,925
Senior Unsecured 11/23/34	7.750%	MXN	17,800,000	1,380,698
Mexico Government International Bond Senior Unsecured 01/11/40	6.050%		686,000	838,978
Pemex Finance Ltd. (NPFGC) 08/15/17	10.610%		147,812	164,319
Senior Unsecured 11/15/18	9.150%		310,000	338,774
Pemex Project Funding Master Trust 01/21/21	5.500%		760,000	822,700
Petroleos Mexicanos 03/01/18	5.750%		1,839,000	1,986,120
09/12/24	7.190%	MXN	5,730,000	386,706
06/02/41	6.500%		532,000	610,470
01/23/45	6.375%		1,900,000	2,167,964
Total				21,035,657

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2014

Foreign Government Obligations(a)(l) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Morocco 0.1%
Morocco Government International Bond Senior Unsecured(b) 12/11/22	4.250%		794,000	797,970
Netherlands 0.1%
Petrobras Global Finance BV 03/17/24	6.250%		574,000	546,184
Panama 0.1%
Ena Norte Trust Pass-Through Certificates(b) 04/25/23	4.950%		1,113,762	1,141,606
Paraguay 0.1%
Republic of Paraguay(b) 08/11/44	6.100%		832,000	886,080
Peru 0.7%
Corporacion Financiera de Desarrollo SA Senior Unsecured(b) 02/08/22	4.750%		2,300,000	2,391,656
Fondo MIVIVIENDA SA Senior Unsecured(b) 01/31/23	3.500%		400,000	378,000
Peruvian Government International Bond Senior Unsecured 08/12/26	8.200%	PEN	5,830,000	2,345,440
Peruvian Government International Bond(b) Senior Unsecured 08/12/20	7.840%	PEN	540,000	207,248
08/12/26	8.200%	PEN	3,435,000	1,381,919
Total				6,704,263
Philippines 0.2%
Philippine Government International Bond Senior Unsecured 01/15/21	4.950%	PHP	35,000,000	819,415
Power Sector Assets & Liabilities Management Corp. Government Guaranteed(b) 12/02/24	7.390%		469,000	610,286
Total				1,429,701
Republic of Namibia 0.2%
Namibia International Bonds Senior Unsecured(b) 11/03/21	5.500%		1,638,000	1,719,900

Foreign Government Obligations(a)(l) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Republic of the Congo 0.1%
Republic of Congo Senior Unsecured(h) 06/30/29	3.500%		580,450	522,405
Romania 0.3%
Romanian Government International Bond(b) Senior Unsecured 02/07/22	6.750%		516,000	619,845
08/22/23	4.375%		1,300,000	1,368,250
01/22/24	4.875%		434,000	474,145
Total				2,462,240
Russian Federation 0.9%
Eurasian Development Bank Senior Unsecured 10/05/17	8.000%	RUB	38,600,000	489,251
Gazprom Neft OAO Via GPN Capital SA Senior Unsecured(b) 09/19/22	4.375%		1,672,000	1,220,560
Gazprom OAO Via Gaz Capital SA(b) Senior Unsecured 04/11/18	8.146%		1,092,000	1,081,080
03/07/22	6.510%		2,392,000	2,141,438
Russian Foreign Bond — Eurobond(b) Senior Unsecured 04/04/22	4.500%		1,100,000	972,675
04/04/42	5.625%		600,000	487,500
Russian Foreign Bond — Eurobond(b)(h) Senior Unsecured 03/31/30	7.500%		2,341,625	2,428,265
Total				8,820,769
Senegal —%
Senegal Government International Bond(b) 07/30/24	6.250%		292,000	279,590
Serbia 0.1%
Republic of Serbia(b) 12/03/18	5.875%		770,000	800,800
South Africa 0.1%
South Africa Government International Bond Senior Unsecured 03/09/20	5.500%		327,000	358,066
Transnet SOC Ltd. Senior Unsecured(b) 07/26/22	4.000%		700,000	658,000
Total				1,016,066

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2014

Foreign Government Obligations(a)(l) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
South Korea 0.5%
Export-Import Bank of Korea(b) 02/15/15	5.000%	IDR	2,500,000,000	201,235
Korea Monetary Stabilization Bond 08/09/15	2.370%	KRW	5,280,000,000	4,811,692
Total				5,012,927
Trinidad and Tobago 0.4%
Petroleum Co. of Trinidad & Tobago Ltd. Senior Unsecured(b) 08/14/19	9.750%		2,918,000	3,435,945
Turkey 1.4%
Export Credit Bank of Turkey(b) Senior Unsecured 04/24/19	5.875%		1,786,000	1,904,412
09/23/21	5.000%		430,000	439,675
Turkey Government International Bond 02/17/45	6.625%		550,000	674,987
Senior Unsecured 03/30/21	5.625%		1,784,000	1,960,170
02/05/25	7.375%		5,190,000	6,458,332
01/14/41	6.000%		1,308,000	1,484,580
Total				12,922,156
Uruguay 0.1%
Uruguay Government International Bond Senior Unsecured PIK 01/15/33	7.875%		546,786	751,831
Venezuela 0.7%
Petroleos de Venezuela SA 04/12/17	5.250%		6,385,000	2,873,250
11/02/17	8.500%		2,262,300	1,294,036
11/17/21	9.000%		743,343	325,212
05/16/24	6.000%		936,947	351,355
Venezuela Government International Bond Senior Unsecured 05/07/23	9.000%		4,524,100	1,983,818
Total				6,827,671
Zambia 0.2%
Zambia Government International Bond Senior Unsecured(b) 04/14/24	8.500%		1,466,000	1,605,563
Total Foreign Government Obligations (Cost: $160,314,633)				152,996,828

Municipal Bonds 0.3%

Issuer Description	Coupon Rate	Principal Amount ($)	Value ($)
California —%
Cabazon Band Mission Indians Revenue Bonds Mortgage Notes Series 2004(b)(c)(e)(m) 10/01/13	13.000%	350,000	175,000
Puerto Rico 0.3%
Commonwealth of Puerto Rico Unlimited General Obligation Bonds Series 2014A(m) 07/01/35	8.000%	2,950,000	2,566,500
Total Municipal Bonds (Cost: $3,095,694)			2,741,500

Senior Loans 4.5%

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Aerospace & Defense 0.1%
Doncasters US Finance LLC Tranche B Term Loan(h)(n) 04/09/20	4.500%	393,005	389,323
TASC, Inc. 1st Lien Term Loan(h)(n) 05/22/20	6.500%	323,375	314,805
Total			704,128
Automotive —%
Navistar, Inc. Tranche B Term Loan(h)(n) 08/17/17	5.750%	139,500	138,454
Brokerage/Asset Managers/Exchanges —%
USI, Inc. Term Loan(h)(n) 12/27/19	4.250%	294,028	288,515
Building Materials —%
Contech Engineered Solutions LLC Term Loan(h)(n) 04/29/19	6.250%	147,750	146,088
Cable and Satellite 0.1%
Encompass Digital Media, Inc. 1st Lien Tranche B Term Loan(h)(n) 06/06/21	5.500%	438,837	434,997

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2014

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Chemicals 0.7%
American Pacific Corp. Term Loan(h)(n) 02/27/19	7.000%	994,988	988,769
Ascend Performance Materials Operations LLC Tranche B Term Loan(h)(n) 04/10/18	6.750%	293,216	266,094
HII Holding Corp. 2nd Lien Term Loan(h)(n) 12/21/20	9.500%	500,000	497,500
Kronos Worldwide, Inc. Term Loan(h)(n) 02/18/20	4.750%	995,000	990,025
MacDermid, Inc. Tranche B 1st Lien Term Loan(h)(n) 06/07/20	4.000%	997,468	976,272
Oxea Finance & Cy SCA 2nd Lien Term Loan(h)(n) 07/15/20	8.250%	175,000	165,375
Polymer Group, Inc. Term Loan(h)(n) 12/19/19	5.250%	994,987	978,819
Ravago Holdings America, Inc. Term Loan(h)(n) 12/20/20	5.500%	992,500	994,981
Solenis International LP/Holdings 3 LLC 1st Lien Term Loan(h)(n) 07/31/21	4.250%	249,375	242,517
Univar, Inc. Tranche B Term Loan(h)(j)(n) 06/30/17	5.000%	498,704	481,593
Total			6,581,945
Construction Machinery —%
Douglas Dynamics LLC Term Loan(h)(n) 04/18/18	5.750%	287,593	286,155
Consumer Cyclical Services 0.2%
Creative Artists Agency LLC Term Loan(h)(n) 12/17/21	6.750%	125,000	125,000
IG Investments Holdings LLC 1st Lien Tranche B Term Loan(h)(n) 10/31/19	5.250%	196,000	194,775
Pre-Paid Legal Services, Inc. Term Loan(h)(n) 07/01/19	6.250%	132,661	131,390

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Sabre GLBL, Inc. Tranche B Term Loan(h)(n) 02/19/19	4.000%	309,125	303,162
ServiceMaster Co. LLC (The) Term Loan(h)(n) 07/01/21	4.250%	997,500	977,550
Weight Watchers International, Inc. Tranche B-2 Term Loan(h)(n) 04/02/20	4.000%	540,375	414,738
Total			2,146,615
Consumer Products 0.1%
Affinion Group, Inc. Tranche B Term Loan(h)(n) 04/30/18	6.750%	1,193,985	1,115,874
Fender Musical Instruments Corp. Term Loan(h)(n) 04/03/19	5.750%	111,000	110,168
Varsity Brands Tranche B Term Loan(h)(n) 12/12/21	6.000%	100,000	99,625
Total			1,325,667
Diversified Manufacturing 0.4%
Allflex Holdings III, Inc.(h)(n) 1st Lien Term Loan 07/17/20	4.250%	419,687	410,857
2nd Lien Term Loan 07/19/21	8.000%	750,000	731,250
Apex Tool Group LLC Term Loan(h)(n) 01/31/20	4.500%	1,012,025	981,664
Filtration Group Corp. 1st Lien Term Loan(h)(n) 11/20/20	4.500%	992,481	985,345
William Morris Endeavor Entertainment LLC(h)(n) 1st Lien Term Loan 05/06/21	5.250%	124,375	119,945
2nd Lien Term Loan 05/06/22	8.250%	150,000	142,875
Total			3,371,936
Electric 0.3%
Calpine Corp. Term Loan(h)(n) 04/01/18	4.000%	192,983	190,619
EquiPower Resources Holdings LLC(h)(n) 1st Lien Tranche B Term Loan 12/21/18	4.250%	115,060	114,245
1st Lien Tranche C Term Loan 12/31/19	4.250%	344,752	342,311

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2014

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
FREIF North American Power I LLC(h)(n) Tranche B-1 Term Loan 03/29/19	4.750%	310,423	308,094
Tranche C-1 Term Loan 03/29/19	4.750%	51,277	50,893
TPF Generation Holdings LLC Term Loan(h)(n) 12/31/17	4.750%	1,582,187	1,423,969
Texas Competitive Electric Holdings Co. LLC Term Loan(h)(n) 04/25/15	4.648%	624,903	399,419
Viva Alamo LLC Term Loan(h)(n) 02/22/21	5.250%	224,435	220,227
Windsor Financing LLC Tranche B Term Loan(h)(n) 12/05/17	6.250%	111,472	111,472
Total			3,161,249
Environmental 0.1%
STI Infrastructure SARL Term Loan(h)(n) 08/22/20	6.250%	497,481	488,775
Food and Beverage 0.1%
Arysta LifeScience SPC LLC 2nd Lien Term Loan(h)(n) 11/30/20	8.250%	175,000	173,906
Big Heart Pet Brands Term Loan(h)(n) 03/09/20	3.500%	499,204	476,740
Performance Food Group, Inc. 2nd Lien Term Loan(h)(n) 11/14/19	6.250%	443,250	433,831
Total			1,084,477
Gaming 0.3%
Cannery Casino Resorts LLC 2nd Lien Term Loan(h)(n) 10/02/19	10.000%	100,000	77,063
Peppermill Casinos, Inc. Tranche B Term Loan(h)(n) 11/09/18	7.250%	391,979	391,489
ROC Finance LLC Tranche B Term Loan(h)(n) 06/20/19	5.000%	419,687	388,211
Scientific Games International, Inc.(h)(n) Term Loan 10/18/20	6.000%	371,250	365,403
Tranche B2 Term Loan 10/01/21	6.000%	1,000,000	984,170

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Stockbridge/SBE Holdings Tranche B Term Loan(h)(n) 05/02/17	13.000%	62,500	56,875
Total			2,263,211
Health Care 0.2%
Alere, Inc. Tranche B Term Loan(h)(n) 06/30/17	4.250%	482,752	477,321
Alliance HealthCare Services, Inc. Term Loan(h)(n) 06/03/19	4.250%	221,626	218,136
Onex Carestream Finance LP 1st Lien Term Loan(h)(n) 06/07/19	5.000%	312,725	310,771
Quintiles Transnational Corp. Term B-3 Term Loan(h)(n) 06/08/18	3.750%	453,762	447,713
Total			1,453,941
Independent Energy 0.1%
Samson Investment Co. 2nd Lien Tranche 1 Term Loan(h)(n) 09/25/18	5.000%	530,000	415,827
Templar Energy LLC 2nd Lien Term Loan(h)(n) 11/25/20	8.500%	1,000,000	716,000
Total			1,131,827
Leisure 0.1%
24 Hour Fitness Worldwide, Inc. Term Loan(h)(n) 05/28/21	4.750%	273,625	261,312
Lions Gate Entertainment Term Loan(h)(n) 07/19/20	5.000%	1,000,000	988,750
Total			1,250,062
Media and Entertainment 0.2%
Clear Channel Communications, Inc. Tranche D Term Loan(h)(n) 01/30/19	6.919%	417,100	392,370
Getty Images, Inc. Term Loan(h)(n) 10/18/19	4.750%	735,000	672,216
Granite Broadcasting 1st Lien Tranche B Term Loan(h)(n) 05/23/18	6.750%	95,281	94,328

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2014

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
ION Media Networks, Inc. Tranche B1 Term Loan(h)(n) 12/18/20	4.750%	275,000	270,875
Radio One, Inc. Term Loan(h)(n) 03/31/16	7.500%	380,922	377,113
Total			1,806,902
Metals —%
Noranda Aluminum Acquisition Corp. Tranche B Term Loan(h)(n) 02/28/19	5.750%	98,232	93,730
Midstream —%
Philadelphia Energy Solutions Refining and Marketing LLC Term Loan(h)(n) 04/04/18	6.250%	146,445	137,171
Oil Field Services 0.2%
Drillships Financing Holding, Inc. Tranche B1 Term Loan(h)(n) 03/31/21	6.000%	882,123	687,509
Fieldwood Energy LLC 2nd Lien Term Loan(h)(n) 09/30/20	8.375%	1,000,000	726,250
Total			1,413,759
Other Industry 0.2%
Harland Clarke Holdings Corp. Tranche B-3 Term Loan(h)(n) 05/22/18	7.000%	168,438	168,606
Sensus U.S.A., Inc.(h)(n) 1st Lien Term Loan 05/09/17	4.500%	989,771	964,403
2nd Lien Term Loan 05/09/18	8.500%	350,000	332,500
WireCo WorldGroup, Inc. Term Loan(h)(n) 02/15/17	6.000%	242,061	241,456
Total			1,706,965
Packaging 0.1%
Ranpak Corp. 1st Lien Term Loan(h)(n) 10/01/21	4.750%	997,500	989,400
Paper —%
Caraustar Industries, Inc. Term Loan(h)(n) 05/01/19	7.500%	353,399	349,571

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Pharmaceuticals —%
Valeant Pharmaceuticals International, Inc.(h)(n) Tranche B-C2 Term Loan 12/11/19	3.500%	234,518	232,272
Tranche B-D2 Term Loan 02/13/19	3.500%	127,386	126,080
Total			358,352
Retailers 0.6%
David's Bridal, Inc. Term Loan(h)(n) 10/11/19	5.250%	1,251,755	1,189,167
Hudson's Bay Co. 1st Lien Term Loan(h)(n) 11/04/20	4.750%	351,351	350,694
J. Crew Group, Inc. Term Loan(h)(n) 03/05/21	4.000%	582,056	547,133
Jo-Ann Stores, Inc. Tranche B Term Loan(h)(n) 03/16/18	4.000%	401,654	388,600
Leslie's Poolmart, Inc. Tranche B Term Loan(h)(n) 10/16/19	4.250%	992,387	963,856
Neiman Marcus Group, Inc. (The) Term Loan(h)(n) 10/25/20	4.250%	967,129	943,957
Rite Aid Corp.(h)(n) 2nd Lien Tranche 1 Term Loan 08/21/20	5.750%	300,000	300,501
2nd Lien Tranche 2 Term Loan 06/21/21	4.875%	125,000	124,791
Tranche 7 Term Loan 02/21/20	3.500%	147,759	146,835
Sports Authority, Inc. (The) Tranche B Term Loan(h)(n) 11/16/17	7.500%	948,449	827,522
Total			5,783,056
Supermarkets 0.1%
Albertson's LLC Tranche B-2 Term Loan(h)(n) 03/21/19	4.750%	994,259	986,803
Sprouts Farmers Markets Holdings LLC Term Loan(h)(n) 04/23/20	4.000%	166,822	165,987
Total			1,152,790

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2014

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Technology 0.2%
BMC Software Finance, Inc.(h)(n) 09/10/20	5.000%	997,481	962,569
Blue Coat Systems, Inc. Term Loan(h)(n) 05/31/19	4.000%	345,626	335,257
Greeneden U.S. Holdings II LLC Term Loan(h)(n) 02/08/20	4.000%	140,357	137,375
Infogroup, Inc. Tranche B Term Loan(h)(n) 05/26/18	7.500%	247,500	229,351
Micro Focus US, Inc. Tranche B Term Loan(h)(n) 11/19/21	5.250%	150,000	144,845
Verint Systems, Inc. Tranche B Term Loan(h)(n) 09/06/19	3.500%	41,415	40,959
Total			1,850,356
Transportation Services 0.1%
Commercial Barge Line Co. 1st Lien Term Loan(h)(n) 09/22/19	7.500%	171,938	171,078
Hertz Corp. (The) Letter of Credit(h)(n) 03/11/18	3.750%	250,000	248,125
Total			419,203
Wirelines —%
Alaska Communications Systems Holdings, Inc. Term Loan(h)(n) 10/21/16	0.000%	314,054	311,306
Total Senior Loans (Cost: $44,814,013)			42,630,603

Common Stocks —%

Issuer	Shares	Value ($)
Financials —%
Diversified Financial Services —%
Fairlane Management Corp.(d)(e)(f)(o)	2,000	—
Total Financials		—
Total Common Stocks (Cost: $—)		—

Money Market Funds 3.7%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.115%(p)(q)	34,365,790	34,365,790
Total Money Market Funds (Cost: $34,365,790)		34,365,790
Total Investments (Cost: $950,048,920)		940,626,604
Other Assets & Liabilities, Net		(5,880,225)
Net Assets		934,746,379

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2014

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2014

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citigroup Global Markets Inc.	1/23/2015	70,950,000 RUB	1,143,617 USD	—	(42,680)
Citigroup Global Markets Inc.	1/28/2015	7,455,000 EUR	9,238,982 USD	215,771	—
Deutsche Bank	1/13/2015	1,742,222 USD	3,920,000 TRY	—	(66,378)
Deutsche Bank	1/14/2015	600,000,000 KRW	537,009 USD	—	(9,413)
Deutsche Bank	1/14/2015	545,306 USD	600,000,000 KRW	1,116	—
HSBC Securities (USA), Inc.	1/13/2015	335,500,000 JPY	2,877,482 USD	76,318	—
J.P. Morgan Securities, Inc.	1/9/2015	4,705,000 MYR	1,360,810 USD	15,919	—
J.P. Morgan Securities, Inc.	1/9/2015	254,000 SGD	194,606 USD	2,878	—
J.P. Morgan Securities, Inc.	1/9/2015	1,396,640 USD	4,705,000 MYR	—	(51,749)
J.P. Morgan Securities, Inc.	1/13/2015	1,900,000 PLN	564,270 USD	27,835	—
J.P. Morgan Securities, Inc.	1/13/2015	563,156 USD	1,900,000 PLN	—	(26,720)
UBS Securities	1/20/2015	58,056,000 EUR	71,714,361 USD	1,452,080	—
Total				1,791,917	(196,940)

Futures Contracts Outstanding at December 31, 2014

At December 31, 2014, securities totaling $3,689,539 were pledged as collateral to cover initial margin requirements on open futures contracts.

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 2YR NOTE	394	USD	86,125,938	03/2015	—	(116,592)
US 5YR NOTE	382	USD	45,431,142	03/2015	89,312	—
US ULTRA T-BOND	500	USD	82,593,750	03/2015	3,737,544	—
Total			214,150,830		3,826,856	(116,592)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
EURO BUXL 30YR BOND	(24)	EUR	(4,500,806)	03/2015	—	(213,182)
US 10YR NOTE	(1,809)	USD	(229,375,556)	03/2015	—	(992,628)
US LONG BOND	(637)	USD	(92,086,313)	03/2015	—	(2,515,443)
Total			(325,962,675)		—	(3,721,253)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2014

Credit Default Swap Contracts Outstanding at December 31, 2014

At December 31, 2014, cash totaling $2,931,421 was pledged as collateral to cover open centrally cleared credit default swap contracts.

Sell Protection

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)**	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley*	CDX North America High Yield 23-V1	12/20/2019	5.000	3.559%	58,900,000	856,782	—	81,806	938,588	—

*  Centrally cleared swap contract

**  Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swap Contracts Outstanding at December 31, 2014

At December 31, 2014, cash totaling $3,403,206 was pledged as collateral to cover open centrally cleared interest rate swap contracts.

Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Currency	Notional Amount	Unamortized Premium (Paid) Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley*	3-Month USD LIBOR-BBA	Receive	2.551	9/4/2024	USD	109,000,000	(932)	—	(3,628,712)

*Centrally cleared swap contract

Notes to Portfolio of Investments

(a)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of these securities amounted to $441,702,205 or 47.25% of net assets.

(c)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At December 31, 2014, the value of these securities amounted to $1,109,759, which represents 0.12% of net assets.

(d)  Negligible market value.

(e)  Identifies securities considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2014 was $175,000, which represents 0.02% of net assets. Information concerning such security holdings at December 31, 2014 is as follows:

Security Description	Acquisition Dates	Cost ($)
Cabazon Band Mission Indians Revenue Bonds Mortgage Notes Series 2004 10/01/13 13.000%	10/4/04	350,000
Fairlane Management Corp.	9/23/02	—
Six Flags, Inc., Escrow 06/01/44 0.000%	5/7/10	—

(f)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2014, the value of these securities amounted to $0, which represents less than 0.01% of net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2014

Notes to Portfolio of Investments (continued)

(g)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(h)  Variable rate security.

(i)  Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(j)  Represents a security purchased on a when-issued or delayed delivery basis.

(k)  This security, or a portion of this security, has been pledged as collateral in connection with open futures contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(l)  Principal and interest may not be guaranteed by the government.

(m)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At December 31, 2014, the value of these securities amounted to $2,741,500 or 0.29% of net assets.

(n)  Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of December 31, 2014. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(o)  Non-income producing.

(p)  The rate shown is the seven-day current annualized yield at December 31, 2014.

(q)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	90,454,018	637,225,004	(693,313,232)	34,365,790	42,926	34,365,790

Abbreviation Legend

CMO  Collateralized Mortgage Obligation

FGIC  Financial Guaranty Insurance Company

NPFGC  National Public Finance Guarantee Corporation

PIK  Payment-in-Kind

STRIPS  Separate Trading of Registered Interest and Principal Securities

Currency Legend

BRL  Brazilian Real

CLP  Chilean Peso

COP  Colombian Peso

DOP  Dominican Republic Peso

EUR  Euro

IDR  Indonesian Rupiah

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysia Ringgits

PEN  Peru Nuevos Soles

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2014

Currency Legend (continued)

PHP  Philippine Peso

PLN  Polish Zloty

RUB  Russian Rouble

SGD  Singapore Dollar

TRY  Turkish Lira

USD  US Dollar

UYU  Uruguay Pesos

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)		Total ($)
Bonds
Corporate Bonds & Notes
Leisure	—	5,819,668	0	(a)	5,819,668
All Other Industries	—	385,198,771	—		385,198,771
Residential Mortgage-Backed Securities — Agency	—	58,683,101	—		58,683,101
Residential Mortgage-Backed Securities — Non-Agency	—	114,747,569	21,044,502		135,792,071
Commercial Mortgage-Backed Securities — Non-Agency	—	60,926,716	—		60,926,716
Asset-Backed Securities — Non-Agency	—	20,126,967	6,614,080		26,741,047
Inflation-Indexed Bonds	—	34,730,509	—		34,730,509
Foreign Government Obligations	—	151,009,816	1,987,012		152,996,828
Municipal Bonds	—	2,741,500	—		2,741,500
Total Bonds	—	833,984,617	29,645,594		863,630,211
Senior Loans
Cable and Satellite	—	—	434,997		434,997
Chemicals	—	4,823,370	1,758,575		6,581,945
Construction Machinery	—	—	286,155		286,155
Electric	—	1,266,821	1,894,428		3,161,249
Food and Beverage	—	607,737	476,740		1,084,477
Gaming	—	2,206,336	56,875		2,263,211
Other Industry	—	1,133,009	573,956		1,706,965
Transportation Services	—	171,078	248,125		419,203
All Other Industries	—	26,692,401	—		26,692,401
Total Senior Loans	—	36,900,752	5,729,851		42,630,603

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)		Total ($)
Equity Securities
Common Stocks
Financials	—	—	0	(a)	0 (a)
Total Equity Securities	—	—	0	(a)	0 (a)
Mutual Funds
Money Market Funds	34,365,790	—	—		34,365,790
Total Mutual Funds	34,365,790	—	—		34,365,790
Investments in Securities	34,365,790	870,885,369	35,375,445		940,626,604
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	1,791,917	—		1,791,917
Futures Contracts	3,826,856	—	—		3,826,856
Swap Contracts	—	938,588	—		938,588
Liabilities
Forward Foreign Currency Exchange Contracts	—	(196,940)	—		(196,940)
Futures Contracts	(3,837,845)	—	—		(3,837,845)
Swap Contracts	—	(3,628,712)	—		(3,628,712)
Total	34,354,801	869,790,222	35,375,445		939,520,468

(a) Rounds to zero.

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value:

	Corporate Bonds & Notes ($)		Residential Mortgage- Backed Securities — Agency ($)	Residential Mortgage- Backed Securities — Non-Agency ($)	Asset-Backed Securities — Non-Agency ($)	Foreign Government Obligations ($)	Senior Loans ($)	Common Stocks ($)		Total ($)
Balance as of December 31, 2013	1,202,642		2,290,489	16,695,175	—	1,466,979	2,009,591	0	(a)	23,664,876
Accrued discounts/ premiums	—		(246,371)	(2,679)	(4,279)	(13,007)	(22,244)	—		(288,580)
Realized gain (loss)	—		223,891	—	—	24,785	(109,753)	—		138,923
Change in unrealized appreciation (depreciation)(b)	—		55,519	37,493	833	56,387	(229,010)	—		(78,778)
Sales	—		(2,323,528)	(2,025,377)	(224,197)	(1,478,623)	(913,695)	—		(6,965,420)
Purchases	—		—	16,250,000	6,841,723	1,930,491	3,215,331	—		28,237,545
Transfers into Level 3	—		—	—	—	—	2,768,784	—		2,768,784
Transfers out of Level 3	(1,202,642)		—	(9,910,110)	—	—	(989,153)	—		(12,101,905)
Balance as of December 31, 2014	0	(a)	—	21,044,502	6,614,080	1,987,012	5,729,851	0	(a)	35,375,445

(a) Rounds to zero.

(b) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2014 was $(174,588), which is comprised of Residential Mortgage-Backed Securities — Non-Agency of $37,493, Asset-Backed Securities — Non-Agency of $833, Foreign Government Obligations of $56,514 and Senior Loans of $(269,428).

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain senior loans, foreign government obligations, and residential and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Certain common stock and corporate bonds classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the company. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to value the securities under procedures established by and under the general supervision of the Board of Trustees.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $915,683,130)	$906,260,814
Affiliated issuers (identified cost $34,365,790)	34,365,790
Total investments (identified cost $950,048,920)	940,626,604
Cash	342,749
Foreign currency (identified cost $113)	96
Margin deposits	6,334,627
Unrealized appreciation on forward foreign currency exchange contracts	1,791,917
Premiums paid on outstanding swap contracts	932
Receivable for:
Investments sold	1,600,514
Capital shares sold	158,074
Dividends	2,560
Interest	10,347,567
Reclaims	121,372
Variation margin	319,835
Prepaid expenses	8,172
Trustees' deferred compensation plan	47,476
Total assets	961,702,495
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	196,940
Payable for:
Investments purchased on a delayed delivery basis	23,061,137
Capital shares purchased	2,328,034
Variation margin	691,088
Investment management fees	447,989
Distribution and/or service fees	7,582
Transfer agent fees	50,939
Administration fees	57,445
Compensation of board members	3,723
Chief compliance officer expenses	165
Other expenses	63,598
Trustees' deferred compensation plan	47,476
Total liabilities	26,956,116
Net assets applicable to outstanding capital stock	$934,746,379

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Statement of Assets and Liabilities (continued)

December 31, 2014

Represented by
Paid-in capital	$879,720,835
Undistributed net investment income	48,932,920
Accumulated net realized gain	16,716,728
Unrealized appreciation (depreciation) on:
Investments	(9,422,316)
Foreign currency translations	(95,652)
Forward foreign currency exchange contracts	1,594,977
Futures contracts	(10,989)
Swap contracts	(2,690,124)
Total — representing net assets applicable to outstanding capital stock	$934,746,379
Class 1
Net assets	$900,977,680
Shares outstanding	103,485,125
Net asset value per share	$8.71
Class 2
Net assets	$33,768,699
Shares outstanding	3,900,193
Net asset value per share	$8.66

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Statement of Operations

Year Ended December 31, 2014

Net investment income
Income:
Dividends — affiliated issuers	$42,926
Interest	60,999,014
Foreign taxes withheld	(119,713)
Total income	60,922,227
Expenses:
Investment management fees	6,328,298
Distribution and/or service fees
Class 2	85,900
Transfer agent fees
Class 1	702,181
Class 2	20,616
Administration fees	797,383
Compensation of board members	50,485
Custodian fees	64,508
Printing and postage fees	31,922
Professional fees	78,875
Chief compliance officer expenses	664
Other	39,846
Total expenses	8,200,678
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(24,581)
Total net expenses	8,176,097
Net investment income	52,746,130
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	11,598,428
Foreign currency translations	(214,370)
Forward foreign currency exchange contracts	2,845,102
Futures contracts	3,867,486
Swap contracts	1,059,220
Net realized gain	19,155,866
Net change in unrealized appreciation (depreciation) on:
Investments	(21,343,965)
Foreign currency translations	(97,972)
Forward foreign currency exchange contracts	2,062,159
Futures contracts	(1,581,446)
Swap contracts	(2,690,124)
Net change in unrealized depreciation	(23,651,348)
Net realized and unrealized loss	(4,495,482)
Net increase in net assets resulting from operations	$48,250,648

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations
Net investment income	$52,746,130	$48,657,440
Net realized gain	19,155,866	11,408,468
Net change in unrealized depreciation	(23,651,348)	(56,513,509)
Net increase in net assets resulting from operations	48,250,648	3,552,399
Distributions to shareholders
Net investment income
Class 1	(40,834,891)	(47,080,549)
Class 2	(1,035,451)	(1,588,973)
Net realized gains
Class 1	(13,006,960)	(26,703,402)
Class 2	(356,744)	(955,952)
Total distributions to shareholders	(55,234,046)	(76,328,876)
Increase (decrease) in net assets from capital stock activity	(240,710,194)	206,645,363
Total increase (decrease) in net assets	(247,693,592)	133,868,886
Net assets at beginning of year	1,182,439,971	1,048,571,085
Net assets at end of year	$934,746,379	$1,182,439,971
Undistributed net investment income	$48,932,920	$38,552,821

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	15,103,761	135,283,846	23,847,328	219,933,975
Distributions reinvested	6,076,958	53,841,851	8,510,260	73,783,951
Redemptions	(48,449,007)	(428,594,367)	(9,462,681)	(87,334,222)
Net increase (decrease)	(27,268,288)	(239,468,670)	22,894,907	206,383,704
Class 2 shares
Subscriptions	462,414	4,111,110	803,339	7,438,696
Distributions reinvested	157,845	1,392,195	294,893	2,544,925
Redemptions	(755,263)	(6,744,829)	(1,085,197)	(9,721,962)
Net increase (decrease)	(135,004)	(1,241,524)	13,035	261,659
Total net increase (decrease)	(27,403,292)	(240,710,194)	22,907,942	206,645,363
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 1	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$8.77		$9.37		$8.73		$8.83		$8.60
Income from investment operations:
Net investment income	0.39		0.40		0.42		0.45		0.47
Net realized and unrealized gain (loss)	(0.05)		(0.37)		0.63		0.13	(a)	0.40
Total from investment operations	0.34		0.03		1.05		0.58		0.87
Less distributions to shareholders:
Net investment income	(0.30)		(0.40)		(0.41)		(0.68)		(0.64)
Net realized gains	(0.10)		(0.23)		—		—		—
Total distributions to shareholders	(0.40)		(0.63)		(0.41)		(0.68)		(0.64)
Net asset value, end of period	$8.71		$8.77		$9.37		$8.73		$8.83
Total return	3.77%		0.37%		12.25%		6.80%		10.43%
Ratios to average net assets(b)
Total gross expenses	0.67%		0.67%		0.67%		0.68%		0.98%
Total net expenses(c)	0.67%		0.67%		0.65%		0.58	%(d)	0.65	%(d)
Net investment income	4.39%		4.37%		4.63%		5.22%		5.34%
Supplemental data
Net assets, end of period (in thousands)	$900,978		$1,147,222		$1,011,055		$1,044,575		$37,602
Portfolio turnover	130	%(e)	116	%(e)	112	%(e)	95	%(e)	78%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 90%, 73%, 74% and 82% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$8.73		$9.33		$8.69		$8.79		$8.56
Income from investment operations:
Net investment income	0.37		0.37		0.40		0.43		0.44
Net realized and unrealized gain (loss)	(0.07)		(0.37)		0.62		0.13	(a)	0.41
Total from investment operations	0.30		—		1.02		0.56		0.85
Less distributions to shareholders:
Net investment income	(0.27)		(0.37)		(0.38)		(0.66)		(0.62)
Net realized gains	(0.10)		(0.23)		—		—		—
Total distributions to shareholders	(0.37)		(0.60)		(0.38)		(0.66)		(0.62)
Net asset value, end of period	$8.66		$8.73		$9.33		$8.69		$8.79
Total return	3.41%		0.12%		11.96%		6.56%		10.21%
Ratios to average net assets(b)
Total gross expenses	0.92%		0.92%		0.93%		1.08%		1.23%
Total net expenses(c)	0.92%		0.92%		0.90%		0.91	%(d)	0.90	%(d)
Net investment income	4.14%		4.11%		4.36%		5.01%		5.09%
Supplemental data
Net assets, end of period (in thousands)	$33,769		$35,218		$37,516		$30,869		$27,747
Portfolio turnover	130	%(e)	116	%(e)	112	%(e)	95	%(e)	78%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 90%, 73%, 74% and 82% for the years ended December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements

December 31, 2014

Note 1. Organization

Columbia Variable Portfolio — Strategic Income Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements (continued)

December 31, 2014

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements (continued)

December 31, 2014

restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities and to generate total return through long and short currency positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Swap Contracts

Swap contracts are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements (continued)

December 31, 2014

centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund's counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation

(depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements (continued)

December 31, 2014

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions to manage the duration and yield curve exposure of the Fund. These instruments may be used for other purposes in future periods. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the agreement between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2014:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Asset Derivatives:
Forward Foreign Currency Exchange Contracts	1,791,917	—	1,791,917	90,428	—	—	1,701,489
Centrally Cleared Swap Contracts(c)	69,805	—	69,805	69,805	—	—	—
Total	1,861,722	—	1,861,722	160,233	—	—	1,701,489

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements (continued)

December 31, 2014

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(d)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount($)(e)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	196,940	—	196,940	90,428	—	—	106,512
Centrally Cleared Swap Contracts(f)	116,213	—	116,213	69,805	46,408	—	—
Total	313,153	—	313,153	160,233	46,408	—	106,512

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

(c) Centrally cleared swaps are included within receivable for variation margin on the Statement of Assets and Liabilities.

(d) Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(e) Represents the net amount due to counterparties in the event of default.

(f) Centrally cleared swaps are included within payable for variation margin on the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2014:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	938,588	*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	1,791,917
Asset Derivatives (continued)
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	3,826,856	*
Interest rate risk	Premiums paid on outstanding swap contracts	932
Total		6,558,293
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	196,940
Interest rate risk	Net assets — unrealized depreciation on futures contracts	3,837,845	*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	3,628,712	*
Total		7,663,497

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements (continued)

December 31, 2014

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	995,026	995,026
Foreign exchange risk	2,845,102	—	—	2,845,102
Interest rate risk	—	3,867,486	64,194	3,931,680
Total	2,845,102	3,867,486	1,059,220	7,771,808
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	938,588	938,588
Foreign exchange risk	2,062,159	—	—	2,062,159
Interest rate risk	—	(1,581,446)	(3,628,712)	(5,210,158)
Total	2,062,159	(1,581,446)	(2,690,124)	(2,209,411)

The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2014:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	155,266,268
Futures contracts — Short	377,863,765
Credit default swap contracts — buy protection	7,066,125
Credit default swap contracts — sell protection	14,725,000
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	893,546	(373,194)
Interest rate swap contracts	185,521	(907,178)

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2014.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements (continued)

December 31, 2014

below the repurchase price, or that the counterparty may default on its obligations.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Investments in Senior Loans

The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund's rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.

The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund's Portfolio of Investments. The Fund designates cash or liquid securities to cover these commitments.

Interest Only Securities

The Fund may invest in Interest Only Securities (IOs). IOs are stripped securities entitled to receive all of the security's interest, but none of its principal. The Fund may also invest in stripped mortgage-backed securities. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an IO. As a result of the prepayments the daily interest accrual factor is adjusted periodically (typically, each month) to reflect the paydown of principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer or credit enhancer defaults on its obligation.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Corporate actions and dividend income are recorded on the ex-dividend date.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements (continued)

December 31, 2014

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.530% to 0.353% as the Fund's net assets increase. The effective investment management fee rate for the year ended December 31, 2014 was 0.525% of the Fund's average daily net assets.

The Investment Manager has entered into a personnel-sharing arrangement with its affiliate, Threadneedle Investments (Threadneedle). Threadneedle, like the Investment Manager, is a wholly-owned subsidiary of Ameriprise Financial and is an SEC-registered investment adviser. Pursuant to this arrangement, certain employees of Threadneedle serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund's prospectus and Statement of Additional Information (SAI), may provide research and related services, and discretionary investment management services (including acting as portfolio managers) to the Fund on behalf of the Investment Manager.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements (continued)

December 31, 2014

the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended December 31, 2014 was 0.07% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective December 1, 2014	Voluntary Expense Cap Effective May 1, 2014 through November 30, 2014	Contractual Expense Cap Prior to May 1, 2014
Class 1	0.69%	0.67%	0.72%
Class 2	0.94	0.92	0.97

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2014, these differences are primarily due to differing treatment for principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign capital gains tax, foreign currency transactions, derivative investments, tax straddles, swap investments and swap reclassifications. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(495,689)
Accumulated net realized gain	490,111
Paid-in capital	5,578

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements (continued)

December 31, 2014

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2014	2013
Ordinary income	$41,870,342	$53,591,072
Long-term capital gains	13,363,703	22,737,804
Total	$55,234,045	$76,328,876

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$54,065,077
Undistributed long-term capital gains	12,768,192
Net unrealized depreciation	(9,542,566)

At December 31, 2014, the cost of investments for federal income tax purposes was $950,169,170 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$19,066,087
Unrealized depreciation	(28,608,653)
Net unrealized depreciation	$(9,542,566)

For the year ended December 31, 2014, $968,916 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $1,516,264,342 and $1,714,393,969, respectively, for the year ended December 31, 2014, of which $753,044,067 and $834,844,894, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2014, affiliated shareholders of record owned 96.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended December 31, 2014.

Note 9. Significant Risks

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies) instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund's exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements (continued)

December 31, 2014

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

High-Yield Securities Risk

Securities rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements (continued)

December 31, 2014

detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Strategic Income Fund (the "Fund", a series of Columbia Funds Variable Insurance Trust) at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers, agent banks and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2015

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2014.

Tax Designations:

Capital Gain Dividend	$13,511,150

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Insurance Trust.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	59

Spartan Stores, Inc. (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013

Janet Langford Kelly (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			59	None
Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	59	None
William E. Mayer (Born 1940) Trustee	1994	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996	59

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	59

CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media); Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	59	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	59	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	59	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	59	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Trustees and Officers (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001 – April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 – September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005 – April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006 – April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 – August 2012

			191

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010 – December 2014; and Vice President and Group Counsel or Lead Counsel 2004 – January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Trustees and Officers (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010 – January 2013 and Group Counsel, November 2008 – January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005 – April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007 – April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005 – April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006 – April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 – April 2010, and Vice President — Asset Management and Trust Company Services, 2006 – 2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004 – 2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005 – April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2014

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Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiamanagement.com or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1522 E (2/15)

Annual Report

December 31, 2014

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts or life insurance policies offered by the separate accounts of affiliated insurance companies and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	19
Statement of Operations	20
Statement of Changes in Net Assets	21
Financial Highlights	23
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	33
Trustees and Officers	34
Important Information About This Report	41

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Performance Overview

Performance Summary

>  Columbia Variable Portfolio — Managed Volatility Conservative Fund (the Fund) Class 2 shares returned 4.44% for the 12-month period that ended December 31, 2014.

>  The Fund underperformed its Blended Index, which returned 6.07% over the same time period.

>  The Fund also underperformed the broad U.S. fixed-income market, as measured by the Barclays U.S. Aggregate Bond Index, which returned 5.97% for the same 12-month period.

>  Weak returns from underlying funds in the portfolio offset the benefits of the Fund's higher-than-normal equity exposure. Within the Fund's equity holdings, funds that invested in the large-cap segment of the U.S. stock market were the best performers. Foreign equities and small-cap U.S. equities underperformed. The Fund's fixed-income holdings delivered mixed results.

Average Annual Total Returns (%) (for period ended December 31, 2014)

	Inception	1 Year	Life
Class 2	04/12/13	4.44	3.33
Blended Index		6.07	4.25
Barclays U.S. Aggregate Bond Index		5.97	1.83

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Blended Index, established by the Investment Manager, consists of a 80% weighting of the Barclays U.S. Aggregate Bond Index, a 10% weighting of the S&P 500 Index, a 6% weighting of the MSCI EAFE Index (Net) and a 4% weighting of the Russell 2000 Index. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 12, 2013 – December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Managed Volatility Conservative Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014
3

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Manager Discussion of Fund Performance

Portfolio Management

Todd White

Jeffrey Knight, CFA

Kent Peterson, Ph.D.

Melda Mergen, CFA, CAIA

Kent Bergene

Brian Virginia

Portfolio Allocation (%) (at December 31, 2014)
Allocations to Underlying Funds
Underlying Funds: Equity	13.6
International	3.5
U.S. Large Cap	7.6
U.S. Mid Cap	0.9
U.S. Small Cap	1.6
Underlying Funds: Fixed Income	50.8
Floating Rate	0.7
Global Bond	3.6
High Yield	6.0
Inflation Protected Securities	2.3
Investment Grade	36.1
Multisector	2.1
Allocations to Tactical Assets
Corporate Bonds & Notes	3.0
Exchange-Traded Funds	4.6
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	19.1
Options Purchased Puts	0.7
Residential Mortgage-Backed Securities — Agency	8.2
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in an affiliated money market fund (amounting to $29.6 million) which have been segregated to cover obligations relating to the Fund's investment in derivatives as part of its tactical allocation strategy. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

For the 12-month period ended December 31, 2014, the Fund's Class 2 shares returned 4.44%. During the same time period, the Fund's underperformed its Blended Index, which returned 6.07%, as well as the Barclays U.S. Aggregate Bond Index, which returned 5.97%. Weak performance from underlying funds in the portfolio offset much of the benefit of the Fund's overweight in equities. Within equities, U.S. large caps were the strongest performers and the Fund's positions in foreign and U.S. small-cap stocks detracted from overall gains. The Fund's fixed-income holdings delivered mixed results.

U.S. Stood Out in a Mixed Year for Global Markets

A cold and difficult winter 2014 brought many parts of the United States to a standstill. However, the pace of U.S. economic growth picked up as 2014 unfolded. The U.S. labor market added just under 250,000 new jobs monthly, on average, during the 12-month period. Solid new job growth drove the unemployment rate down to 5.6%, its lowest mark since 2008. After languishing during the bad weather winter months, manufacturing activity recovered, consumer confidence reached a seven-year high and falling energy prices helped boost spending. The housing market struggled as bad winter weather, tighter borrowing standards, rising prices and higher mortgage rates early in the period restrained the sector's recovery to a slower pace than in 2013. New and existing home sales improved in the spring but weakened near year end. One bright spot: building permits for both single- and multi-family housing rose to a post recession high.

Investors responded favorably to the good economic news. However, concerns about increased global tensions, uncertainty about the Federal Reserve's (the Fed's) next move and sinking oil prices created periods of volatility for the riskiest sectors of both stock and bond markets. The Fed spent the year winding down its monthly bond purchases, ending its program of quantitative easing in October. Now, all eyes are on the Fed's next major policy statements for clues to the timing of its first hike in short-term interest rates since 2006.

Outside the United States, economic growth was weak and financial market returns were modest, at best. Japan slipped into recession midway through the year, but growth appeared to rebound in the fourth quarter. Eurozone growth was so weak that the European Central Bank introduced new stimulus to give growth a push. China's growth slowed in line with expectations. This lackluster growth combined with geopolitical uncertainties in Russia and the Middle East and a rising dollar to weigh on equity markets outside the United States. The MSCI World Index (Net), a broad measure of global equity market performance, gained just 4.94% for the year, in U.S. dollars, compared to a 13.69% return for the S&P 500 Index.

In the U.S. bond market, most sectors generated positive returns, but the range of returns was quite wide. As investors grew defensive during periods of volatility, the highest quality sectors were the year's best performers. Long-term Treasuries were the period's strongest performers, as interest rates fell. 30-year Treasuries gained north of 30% for the year. High-yield corporate bonds, which appeared attractive at the beginning of the year, generated returns in the low single digits after a particularly weak second half of the year.

Significant Performance Factors

The Fund is designed to manage exposure to equity market volatility while at the same time seeking to generate total return for shareholders commensurate with a conservative-oriented profile. We decrease equity exposure when volatility is high and increase exposure to the equity markets when stock price volatility is low. In 2014, equity market volatility was generally lower than it was in 2013.

Annual Report 2014
4

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Manager Discussion of Fund Performance (continued)

However, it fluctuated, which was reflected in changing equity weights during the year. The Fund was overweight in equities in the periods leading up to two major events that sent volatility higher: In January, in response to the Russia-Ukraine conflict, and again in October, as concerns mounted about the pace of economic growth outside the United States. When volatility rose during these periods, we lowered equity exposure in the Fund.

In general, below-benchmark returns from underlying funds in the portfolio offset the benefits of the Fund's higher-than-normal equity exposure. Within equities, the funds that invested in the large-cap segment of the U.S. stock market were the best performers. Columbia Variable Portfolio — Large Cap Growth Fund and Columbia Variable Portfolio — Large Core Quantitative Fund outperformed their respective benchmarks. Even though international stocks lagged, a small position in Variable Portfolio — Invesco International Growth Fund aided results. Among the Fund's fixed-income holdings, Columbia Variable Portfolio — Income Opportunities Fund, Variable Portfolio — American Century Diversified Bond Fund and Variable Portfolio — Wells Fargo Short Duration Government Fund outperformed their respective benchmarks.

The Fund also invests in certain derivative instruments designed to shield the portfolio from the full effect of sharp market declines. The value of these investments, which is tied to the level of market volatility, fell during the period, detracting from performance. To efficiently achieve the tactical positioning necessary to manage volatility, the Fund invests in equity and fixed-income futures. These investments modestly detracted from portfolio performance relative to the blended benchmark.

Market Volatility Positioning

We continue to follow long-term measures of predicted equity market volatility to determine how to adjust the Fund's equity exposure to best manage volatility and its effects on the investment portfolio. For now, we believe these measures are consistent with ongoing equity market strength but any change in key indicators could signal oncoming equity market volatility and would trigger a potential adjustment to the portfolio's exposure to equities.

Looking Ahead

We began calendar year 2015 with a somewhat cautious view. Still, we currently expect stocks to outperform, while we expect cash and fixed-income assets to underperform. Within equities, we believe that the currency-based advantage of U.S. stocks may be offset somewhat by the valuation advantage from overseas equities, notably in Japan. In our view, economic growth in Japan and Europe is an essential ingredient for global equities to continue to perform well. Most strategists believe that at some point in 2015, the Fed will remove its zero interest rate policy and start to move short-term interest rates higher.

We currently believe key drivers for returns in 2015 may include the U.S. dollar, commodity price trends and monetary policy changes by central banks worldwide. We believe each of the three is likely to have a meaningful impact on U.S. consumers. At this stage in the U.S. economic cycle, we expect leadership to pass from the manufacturing and industrials sectors to the service and consumer-related sectors, which bears watching. Against this current backdrop, we will continue to link the Fund's equity allocation to market volatility, which we expect to rise in 2015.

Annual Report 2014
5

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class 2 of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective Expenses Paid During the Period" column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	1,006.70	1,022.18	3.03	3.06	0.60	5.41	5.45	1.07

Expenses paid during the period are equal to the Fund's annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
6

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Portfolio of Investments

December 31, 2014

(Percentages represent value of investments compared to net assets)

Equity Funds 14.7%

	Shares	Value ($)
International 3.8%
Columbia Variable Portfolio — Emerging Markets Fund, Class 1(a)	29,085	447,047
Variable Portfolio — Columbia Wanger International Equities Fund, Class 1(a)	45,757	567,844
Variable Portfolio — DFA International Value Fund, Class 1(a)	91,263	915,365
Variable Portfolio — Invesco International Growth Fund, Class 1(a)	77,750	968,765
Variable Portfolio — Mondrian International Small Cap Fund, Class 1(a)	47,255	575,099
Variable Portfolio — Pyramis® International Equity Fund, Class 1(a)	86,753	953,413
Variable Portfolio — Pyrford International Equity Fund, Class 1(a)	93,152	953,874
Total		5,381,407
U.S. Large Cap 8.2%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1(a)(b)	87,424	1,415,396
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1(a)(b)	60,637	1,212,131
Columbia Variable Portfolio — Large Cap Growth Fund, Class 1(a)(b)	53,338	631,518
Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1(a)(b)	32,070	1,150,339
Columbia Variable Portfolio — Select Large Cap Growth Fund, Class 1(a)(b)	35,563	619,153
Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1(a)(b)	53,695	967,579
Variable Portfolio — Holland Large Cap Growth Fund, Class 1(a)(b)	32,500	604,500
Variable Portfolio — Loomis Sayles Growth Fund, Class 1(a)(b)	23,136	434,034
Variable Portfolio — MFS Value Fund, Class 1(a)(b)	78,109	1,464,545
Variable Portfolio — NFJ Dividend Value Fund, Class 1(a)(b)	64,728	1,209,773
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1(a)(b)	32,017	625,613
Variable Portfolio — Sit Dividend Growth Fund, Class 1(a)(b)	87,537	1,348,068
Total		11,682,649

Equity Funds (continued)

	Shares	Value ($)
U.S. Mid Cap 1.0%
Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1(a)(b)	13,545	249,917
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1(a)(b)	30,829	582,670
Variable Portfolio — Victory Established Value Fund, Class 1(a)(b)	30,826	577,368
Total		1,409,955
U.S. Small Cap 1.7%
Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1(a)(b)	23,981	452,760
Variable Portfolio — Partners Small Cap Growth Fund, Class 1(a)(b)	33,661	614,318
Variable Portfolio — Partners Small Cap Value Fund, Class 1(a)(b)	62,185	1,425,273
Total		2,492,351
Total Equity Funds (Cost: $19,279,857)		20,966,362

Fixed-Income Funds 55.1%

Floating Rate 0.8%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1(a)	116,295	1,107,126
Global Bond 3.9%
Columbia Variable Portfolio — Global Bond Fund, Class 1(a)(b)	542,934	5,570,507
High Yield 6.6%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1(a)(b)	1,031,191	9,342,594
Inflation Protected Securities 2.5%
Variable Portfolio — BlackRock Global Inflation- Protected Securities Fund, Class 1(a)(b)	371,463	3,525,183
Investment Grade 39.1%
Columbia Variable Portfolio — Core Bond Fund, Class 1(a)	101,302	1,015,045
Columbia Variable Portfolio — Diversified Bond Fund, Class 1(a)	925,773	9,461,401
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1(a)	918,075	9,290,917

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
7

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Portfolio of Investments (continued)

December 31, 2014

Fixed-Income Funds (continued)

	Shares	Value ($)
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1(a)	501,985	5,331,080
Variable Portfolio — American Century Diversified Bond Fund, Class 1(a)	864,318	9,550,707
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1(a)	870,734	9,525,833
Variable Portfolio — TCW Core Plus Bond Fund, Class 1(a)	1,004,670	10,518,896
Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1(a)	103,276	1,051,350
Total		55,745,229
Multisector 2.2%
Columbia Variable Portfolio — Strategic Income Fund, Class 1(a)	365,377	3,182,430
Total Fixed-Income Funds (Cost: $77,792,392)		78,473,069

Corporate Bonds & Notes(c) 3.3%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.1%
BAE Systems Holdings, Inc.(d) 10/07/24	3.800%	20,000	20,502
L-3 Communications Corp. 05/28/24	3.950%	35,000	35,290
Northrop Grumman Corp. Senior Unsecured 08/01/23	3.250%	50,000	50,376
Total			106,168
Banking 0.2%
Bank of America Corp. Senior Unsecured 04/01/24	4.000%	35,000	36,443
Goldman Sachs Group, Inc. (The) Senior Unsecured 07/08/24	3.850%	60,000	61,520

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HSBC Holdings PLC Senior Unsecured 03/30/22	4.000%	50,000	53,215
JPMorgan Chase & Co. Senior Unsecured 05/13/24	3.625%	45,000	46,062
Morgan Stanley Senior Unsecured 10/23/24	3.700%	45,000	45,613
Wells Fargo & Co. Senior Unsecured 09/08/17	1.400%	35,000	34,971
Total			277,824
Cable and Satellite 0.1%
NBCUniversal Media LLC 01/15/43	4.450%	50,000	52,981
Time Warner Cable, Inc. 09/15/42	4.500%	35,000	35,978
Total			88,959
Chemicals —%
Dow Chemical Co. (The) Senior Unsecured 10/01/44	4.625%	30,000	30,381
LYB International Finance BV 07/15/23	4.000%	25,000	25,573
Total			55,954
Consumer Products —%
Clorox Co. (The) Senior Unsecured 12/15/24	3.500%	45,000	45,096
Diversified Manufacturing —%
General Electric Co. Senior Unsecured 03/11/44	4.500%	20,000	21,984
Electric 0.6%
Appalachian Power Co. Senior Unsecured 05/15/44	4.400%	10,000	10,508
Berkshire Hathaway Energy Co. Senior Unsecured(d) 02/01/45	4.500%	34,000	35,576
CMS Energy Corp. Senior Unsecured 03/15/22	5.050%	15,000	16,817
03/01/44	4.875%	35,000	38,290

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
CenterPoint Energy Houston Electric LLC 04/01/44	4.500%		5,000	5,581
DTE Energy Co. Senior Unsecured 06/01/16	6.350%		5,000	5,366
Dominion Resources, Inc. Senior Unsecured 09/15/42	4.050%		65,000	63,404
Duke Energy Corp. Senior Unsecured 10/15/23	3.950%		87,000	92,236
Indiana Michigan Power Co. Senior Unsecured 03/15/23	3.200%		30,000	30,163
Nevada Power Co. 01/15/15	5.875%		15,000	15,031
NextEra Energy Capital Holdings 06/01/15	1.200%		30,000	30,057
Northeast Utilities Senior Unsecured 05/01/18	1.450%		50,000	49,241
Oncor Electric Delivery Co. LLC Senior Secured 09/30/17	5.000%		76,000	82,561
06/01/42	5.300%		5,000	6,205
PPL Capital Funding, Inc. 03/15/24	3.950%		60,000	62,469
PSEG Power LLC 11/15/18	2.450%		5,000	5,008
11/15/23	4.300%		15,000	15,727
Pacific Gas & Electric Co. Senior Unsecured 02/15/24	3.750%		15,000	15,618
02/15/44	4.750%		30,000	33,152
03/15/45	4.300%		5,000	5,132
Southern California Edison Co. 1st Refunding Mortgage 10/01/43	4.650%		5,000	5,663
Southern Co. (The) Senior Unsecured 09/15/15	2.375%		25,000	25,272
TransAlta Corp. Senior Unsecured 01/15/15	4.750%		60,000	60,093
06/03/17	1.900%		45,000	44,809
11/25/20	5.000%	CAD	45,000	40,572
Xcel Energy, Inc. Senior Unsecured 05/09/16	0.750%		55,000	54,902
Total				849,453

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Finance Companies 0.1%
General Electric Capital Corp. Senior Unsecured 05/15/24	3.450%	120,000	124,138
Food and Beverage 0.2%
Anheuser-Busch InBev Finance, Inc. 01/17/23	2.625%	10,000	9,707
Anheuser-Busch InBev Worldwide, Inc. 07/15/17	1.375%	45,000	44,960
ConAgra Foods, Inc. Senior Unsecured 01/25/43	4.650%	25,000	26,092
Diageo Finance BV 10/28/15	5.300%	30,000	31,100
Heineken NV Senior Unsecured(d) 10/01/42	4.000%	15,000	14,617
Molson Coors Brewing Co. 05/01/42	5.000%	45,000	48,846
PepsiCo, Inc. Senior Unsecured 08/13/15	0.700%	30,000	30,057
08/13/42	3.600%	5,000	4,671
Sysco Corp. 10/02/44	4.500%	15,000	16,270
Wm. Wrigley Jr., Co. Senior Unsecured(d) 10/21/19	2.900%	60,000	60,776
Total			287,096
Health Care 0.1%
Becton Dickinson and Co. Senior Unsecured 12/15/24	3.734%	10,000	10,296
Express Scripts Holding Co. 05/15/16	3.125%	60,000	61,677
McKesson Corp. Senior Unsecured 12/04/15	0.950%	48,000	48,113
03/15/23	2.850%	10,000	9,551
Medtronic, Inc. Senior Unsecured(d) 03/15/45	4.625%	15,000	16,260
Total			145,897

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Healthcare Insurance 0.1%
Cigna Corporation 03/15/21	4.500%	30,000	32,819
UnitedHealth Group, Inc. Senior Unsecured 10/15/15	0.850%	60,000	60,174
03/15/22	2.875%	20,000	20,064
Total			113,057
Independent Energy 0.2%
Anadarko Petroleum Corp. Senior Unsecured 09/15/16	5.950%	45,000	48,122
Apache Corp. Senior Unsecured 01/15/44	4.250%	14,000	12,235
Canadian Natural Resources Ltd. Senior Unsecured 08/15/16	6.000%	14,000	15,157
04/15/24	3.800%	65,000	63,880
Canadian Oil Sands Ltd. Senior Unsecured(d) 04/01/42	6.000%	15,000	13,544
Continental Resources, Inc. 09/15/22	5.000%	20,000	19,350
06/01/44	4.900%	30,000	26,000
Hess Corp. Senior Unsecured 02/15/41	5.600%	15,000	16,089
Marathon Oil Corp. Senior Unsecured 11/01/15	0.900%	2,000	1,994
Noble Energy, Inc. Senior Unsecured 11/15/43	5.250%	25,000	25,389
11/15/44	5.050%	15,000	14,826
Woodside Finance Ltd.(d) 05/10/21	4.600%	21,000	22,372
Total			278,958
Integrated Energy —%
Cenovus Energy, Inc. Senior Unsecured 09/15/23	3.800%	20,000	19,530
09/15/42	4.450%	15,000	12,972
Total			32,502

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Life Insurance 0.2%
Five Corners Funding Trust Senior Unsecured(d) 11/15/23	4.419%	105,000	111,274
Guardian Life Insurance Co. of America (The) Subordinated Notes(d) 06/19/64	4.875%	10,000	10,646
MetLife, Inc. Senior Unsecured 09/15/23	4.368%	40,000	43,616
Teachers Insurance & Annuity Association of America Subordinated Notes(d) 09/15/44	4.900%	50,000	55,916
Total			221,452
Media and Entertainment 0.2%
21st Century Fox America, Inc.(d) 09/15/44	4.750%	45,000	49,175
Scripps Networks Interactive, Inc. Senior Unsecured 11/15/24	3.900%	72,000	73,309
Sky PLC(d) 11/26/22	3.125%	80,000	78,357
Thomson Reuters Corp. Senior Unsecured 05/23/16	0.875%	26,000	25,865
05/23/43	4.500%	35,000	35,023
Time Warner, Inc. 03/29/41	6.250%	20,000	24,835
Total			286,564
Metals 0.1%
BHP Billiton Finance USA Ltd. 09/30/43	5.000%	10,000	11,335
Barrick Gold Corp. Senior Unsecured 04/01/42	5.250%	15,000	13,865
Barrick North America Finance LLC 05/01/43	5.750%	5,000	4,961
Newmont Mining Corp. 03/15/42	4.875%	20,000	17,420
Rio Tinto Finance USA PLC 08/21/42	4.125%	10,000	9,710
Teck Resources Ltd. 03/01/42	5.200%	20,000	16,353
Vale SA Senior Unsecured 09/11/42	5.625%	25,000	23,285
Total			96,929

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Midstream 0.2%
El Paso Pipeline Partners Operating Co. LLC 05/01/24	4.300%	25,000	25,049
Energy Transfer Partners LP Senior Unsecured 02/01/43	5.150%	5,000	4,948
Enterprise Products Operating LLC 02/15/45	5.100%	25,000	26,880
Kinder Morgan Energy Partners LP 02/15/23	3.450%	81,000	77,538
03/01/43	5.000%	15,000	14,249
Plains All American Pipeline LP/Finance Corp. Senior Unsecured 01/31/23	2.850%	45,000	42,552
Southern Natural Gas Co. LLC Senior Unsecured(d) 04/01/17	5.900%	10,000	10,752
TransCanada PipeLines Ltd. Senior Unsecured 03/02/15	0.875%	70,000	70,037
10/16/23	3.750%	10,000	10,012
Total			282,017
Natural Gas 0.1%
Sempra Energy Senior Unsecured 04/01/17	2.300%	25,000	25,459
06/15/24	3.550%	80,000	80,743
Total			106,202
Oil Field Services —%
Noble Holding International Ltd. 03/15/42	5.250%	55,000	43,386
Pharmaceuticals 0.1%
AbbVie, Inc. Senior Unsecured 11/06/15	1.200%	60,000	60,176
11/06/17	1.750%	10,000	10,022
Amgen, Inc. Senior Unsecured 06/15/16	2.300%	50,000	50,789
05/15/43	5.375%	25,000	29,044
Total			150,031
Property & Casualty 0.1%
Alleghany Corp. Senior Unsecured 09/15/44	4.900%	15,000	15,735

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Berkshire Hathaway Finance Corp. 05/15/42	4.400%		55,000	59,157
Liberty Mutual Group, Inc.(d) 05/01/22	4.950%		30,000	32,456
Loews Corp. Senior Unsecured 05/15/23	2.625%		15,000	14,172
Total				121,520
Railroads —%
CSX Corp. Senior Unsecured 03/15/44	4.100%		40,000	39,624
Refining 0.1%
Marathon Petroleum Corp. Senior Unsecured 03/01/16	3.500%		30,000	30,742
09/15/44	4.750%		25,000	23,610
Phillips 66 05/01/17	2.950%		30,000	30,984
11/15/44	4.875%		20,000	20,471
Total				105,807
Restaurants —%
Yum! Brands, Inc. Senior Unsecured 11/01/23	3.875%		50,000	50,918
Retailers —%
Target Corp. Senior Unsecured 07/01/24	3.500%		25,000	25,954
Technology 0.1%
International Business Machine Corp. Senior Unsecured 11/19/19	1.375%	EUR	100,000	126,192
Oracle Corp. Senior Unsecured 07/08/44	4.500%		20,000	21,723
Total				147,915
Transportation Services 0.1%
ERAC U.S.A. Finance LLC(d) 11/15/24	3.850%		20,000	20,283
FedEx Corp. 01/15/44	5.100%		18,000	20,784

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Heathrow Funding Ltd. Senior Secured 02/15/25	5.225%	GBP	50,000	90,753
Total				131,820
Wireless 0.1%
CC Holdings GS V LLC/Crown Castle GS III Corp. Senior Secured 12/15/17	2.381%		13,000	13,115
Rogers Communications, Inc. 03/15/23	3.000%		60,000	58,112
03/15/43	4.500%		5,000	5,027
Vodafone Group PLC Senior Unsecured 02/19/43	4.375%		20,000	19,492
Total				95,746
Wirelines 0.2%
AT&T, Inc. Senior Unsecured 08/15/16	2.400%		65,000	66,315
06/15/45	4.350%		80,000	75,420
Orange SA Senior Unsecured 02/06/44	5.500%		5,000	5,837
Verizon Communications, Inc. Senior Unsecured 11/01/21	3.500%		20,000	20,446
03/15/24	4.150%		40,000	41,410
11/01/42	3.850%		100,000	89,539
Total				298,967
Total Corporate Bonds & Notes (Cost: $4,584,432)				4,631,938
Residential Mortgage-Backed Securities — Agency 8.9%
Federal National Mortgage Association(e)(f) 01/20/30	2.500%		592,000	602,730
01/20/30	3.000%		592,000	615,333
01/20/30 - 01/14/45	3.500%		10,340,000	10,841,573
01/14/45	4.000%		592,000	631,814
Total Residential Mortgage-Backed Securities — Agency (Cost: $12,636,946)				12,691,450

Exchange-Traded Funds 4.9%

	Shares	Value ($)
SPDR S&P 500 ETF Trust	17,925	3,683,587
iShares Core S&P 500 ETF	829	171,520
iShares MSCI EAFE ETF	45,032	2,739,747
iShares Russell 2000 ETF	3,625	433,804
Total Exchange-Traded Funds (Cost: $6,551,545)		7,028,658

Options Purchased Puts 0.8%

Issuer	Notional ($)/ Contracts	Exercise Price ($)	Expiration Date	Value ($)
S&P 500 Index	20	1,700.00	12/16/16	214,200
	67	1,800.00	12/16/16	892,440
Total Options Purchased Puts (Cost: $1,258,925)				1,106,640

Money Market Funds 20.8%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.115%(a)(g)	29,558,442	29,558,442
Total Money Market Funds (Cost: $29,558,442)		29,558,442
Total Investments (Cost: $151,662,539)		154,456,559
Other Assets & Liabilities, Net		(12,036,472)
Net Assets		142,420,087

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Portfolio of Investments (continued)

December 31, 2014

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2014

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Standard Chartered Bank	01/20/2015	89,726 USD	57,000 GBP	—	(897)
UBS Securities	01/20/2015	104,000 EUR	129,954 USD	4,088	—
Total				4,088	(897)

Futures Contracts Outstanding at December 31, 2014

At December 31, 2014, cash totaling $650,817 was pledged as collateral to cover initial margin requirements on open futures contracts.

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
CAN 10YR BOND	1	CAD	119,229	03/2015	2,228	—
EURO-BOBL	2	EUR	315,291	03/2015	1,765	—
EURO-BUND	2	EUR	377,221	03/2015	6,802	—
EURO-SCHATZ	3	EUR	403,273	03/2015	568	—
LONG GILT	1	GBP	186,300	03/2015	3,884	—
RUSSELL 2000 EMINI ICE	10	USD	1,200,700	03/2015	51,343	—
S&P 500	1	USD	513,100	03/2015	15,521	—
S&P500 EMINI	76	USD	7,799,120	03/2015	230,603	—
TOPIX INDEX	12	JPY	1,410,085	03/2015	—	(32,871)
US 5YR NOTE	67	USD	7,968,289	03/2015	—	(3,809)
US ULTRA T-BOND	19	USD	3,138,563	03/2015	145,130	—
Total			23,431,171		457,844	(36,680)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 10YR NOTE	(1)	USD	(126,797)	03/2015	874	—
US 2YR NOTE	(17)	USD	(3,716,094)	03/2015	4,746	—
US LONG BOND	(9)	USD	(1,301,063)	03/2015	—	(35,570)
US ULTRA T-BOND	(1)	USD	(165,188)	03/2015	—	(7,478)
Total			(5,309,142)		5,620	(43,048)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Portfolio of Investments (continued)

December 31, 2014

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	14,277,342	38,698,596	(23,417,496)	—	29,558,442	—	21,891	29,558,442
Columbia Variable Portfolio — Contrarian Core Fund, Class 1	487,287	893,777	(164,857)	(127)	1,216,080	—	—	1,415,396
Columbia Variable Portfolio — Core Bond Fund, Class 1	—	1,010,000	—	—	1,010,000	—	—	1,015,045
Columbia Variable Portfolio — Diversified Bond Fund, Class 1	4,199,570	6,372,403	(1,107,184)	(86,424)	9,378,365	31,704	183,066	9,461,401
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1	481,884	740,198	(140,131)	(39)	1,081,912	—	—	1,212,131
Columbia Variable Portfolio — Emerging Markets Fund, Class 1	207,814	308,037	(60,751)	(1,781)	453,319	1,092	1,128	447,047
Columbia Variable Portfolio — Global Bond Fund, Class 1	2,560,153	3,973,676	(679,515)	(33,384)	5,820,930	168,171	—	5,570,507
Columbia Variable Portfolio — Income Opportunities Fund, Class 1	3,995,849	6,373,048	(1,213,501)	(41,185)	9,114,211	—	—	9,342,594
Columbia Variable Portfolio — Large Cap Growth Fund, Class 1	232,073	389,216	(91,176)	(19)	530,094	—	—	631,518
Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1	397,594	701,708	(115,689)	424	984,037	—	—	1,150,339
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1	4,111,851	6,502,273	(1,049,522)	(38,842)	9,525,760	129,598	124,735	9,290,917
Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1	146,548	159,542	(105,449)	2,860	203,501	—	—	249,917
Columbia Variable Portfolio — Select Large Cap Growth Fund, Class 1	226,095	427,224	(88,390)	134	565,063	31,365	—	619,153
Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1	362,980	600,099	(122,601)	(99)	840,379	—	—	967,579
Columbia Variable Portfolio — Strategic Income Fund, Class 1	2,308,323	3,588,822	(2,622,973)	(83,546)	3,190,626	41,503	130,299	3,182,430
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1	2,293,075	3,496,783	(589,537)	(5,006)	5,195,315	—	70,322	5,331,080
Variable Portfolio — American Century Diversified Bond Fund, Class 1	4,154,797	6,299,695	(1,118,018)	(28,486)	9,307,988	5,944	108,459	9,550,707
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1	3,509,843	5,552,308	(5,889,780)	121,109	3,293,480	—	—	3,525,183

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Portfolio of Investments (continued)

December 31, 2014

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — Columbia Wanger International Equities Fund, Class 1	280,233	382,450	(48,891)	(1,735)	612,057	31,274	10,036	567,844
Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1	164,816	304,328	(59,875)	(771)	408,498	—	—	452,760
Variable Portfolio — DFA International Value Fund, Class 1	394,781	726,013	(131,137)	(8,840)	980,817	27,373	16,929	915,365
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1	1,710,420	2,777,113	(3,256,870)	(122,683)	1,107,980	25,602	122,228	1,107,126
Variable Portfolio — Holland Large Cap Growth Fund, Class 1	232,123	384,523	(80,316)	(84)	536,246	—	—	604,500
Variable Portfolio — Invesco International Growth Fund, Class 1	397,807	714,436	(115,495)	(7,727)	989,021	50,626	12,663	968,765
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1	4,151,711	6,353,128	(1,114,652)	(24,210)	9,365,977	6,498	136,572	9,525,833
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1	312,558	363,485	(185,598)	3,282	493,727	—	—	582,670
Variable Portfolio — Loomis Sayles Growth Fund, Class 1	232,365	174,056	(47,181)	407	359,647	—	—	434,034
Variable Portfolio — MFS Value Fund, Class 1	544,916	907,493	(179,771)	7	1,272,645	—	—	1,464,545
Variable Portfolio — Mondrian International Small Cap Fund, Class 1	283,665	398,211	(61,691)	(2,237)	617,948	19,454	6,833	575,099
Variable Portfolio — NFJ Dividend Value Fund, Class 1	476,442	761,327	(158,617)	(399)	1,078,753	—	—	1,209,773
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1	225,966	386,661	(82,390)	282	530,519	—	—	625,613
Variable Portfolio — Partners Small Cap Growth Fund, Class 1	224,923	437,171	(99,897)	(1,785)	560,412	—	—	614,318
Variable Portfolio — Partners Small Cap Value Fund, Class 1	538,550	958,160	(185,706)	(1,804)	1,309,200	—	—	1,425,273
Variable Portfolio — Pyramis® International Equity Fund, Class 1	402,417	764,811	(124,459)	(11,226)	1,031,543	55,601	10,730	953,413
Variable Portfolio — Pyrford International Equity Fund, Class 1	418,540	663,909	(115,211)	(3,053)	964,185	356	19,537	953,874
Variable Portfolio — Sit Dividend Growth Fund, Class 1	478,102	860,613	(157,685)	28	1,181,058	—	—	1,348,068
The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Portfolio of Investments (continued)

December 31, 2014

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — TCW Core Plus Bond Fund, Class 1	1,152,863	9,467,641	(184,118)	(2,892)	10,433,494	—	8,597	10,518,896
Variable Portfolio — Victory Established Value Fund, Class 1	292,993	358,405	(172,178)	(23)	479,197	—	—	577,368
Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1	457,504	720,320	(127,935)	(1,624)	1,048,265	—	3,417	1,051,350
Total	57,326,773	114,951,659	(45,266,243)	(381,498)	126,630,691	626,161	987,442	128,997,873

(b)  Non-income producing.

(c)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of these securities amounted to $552,506 or 0.39% of net assets.

(e)  Represents a security purchased on a when-issued or delayed delivery basis.

(f)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g)  The rate shown is the seven-day current annualized yield at December 31, 2014.

Currency Legend

CAD  Canadian Dollar

EUR  Euro

GBP  British Pound

JPY  Japanese Yen

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds
Equity Funds	20,966,362	—	—	20,966,362
Fixed-Income Funds	78,473,069	—	—	78,473,069
Money Market Funds	29,558,442	—	—	29,558,442
Total Mutual Funds	128,997,873	—	—	128,997,873
Bonds
Corporate Bonds & Notes	—	4,631,938	—	4,631,938
Residential Mortgage-Backed Securities — Agency	—	12,691,450	—	12,691,450
Total Bonds	—	17,323,388	—	17,323,388
Equity Securities
Exchange-Traded Funds	7,028,658	—	—	7,028,658
Total Equity Securities	7,028,658	—	—	7,028,658
Other
Options Purchased Puts	1,106,640	—	—	1,106,640
Total Other	1,106,640	—	—	1,106,640
Investments in Securities	137,133,171	17,323,388	—	154,456,559
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	4,088	—	4,088
Futures Contracts	463,464	—	—	463,464
Liabilities
Forward Foreign Currency Exchange Contracts	—	(897)	—	(897)
Futures Contracts	(79,728)	—	—	(79,728)
Total	137,516,907	17,326,579	—	154,843,486

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

Forward foreign currency exchange contracts and futures contracts are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $23,772,923)	$24,352,046
Affiliated issuers (identified cost $126,630,691)	128,997,873
Options purchased (identified cost $1,258,925)	1,106,640
Total investments (identified cost $151,662,539)	154,456,559
Foreign currency (identified cost $2,660)	2,634
Margin deposits	650,817
Unrealized appreciation on forward foreign currency exchange contracts	4,088
Receivable for:
Capital shares sold	115,053
Dividends	22,980
Interest	60,137
Variation margin	18,446
Prepaid expenses	658
Trustees' deferred compensation plan	3,449
Total assets	155,334,821
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	897
Payable for:
Investments purchased	68,418
Investments purchased on a delayed delivery basis	12,655,213
Capital shares purchased	17,313
Variation margin	119,296
Investment management fees	777
Distribution and/or service fees	976
Transfer agent fees	71
Administration fees	125
Compensation of board members	1,455
Chief compliance officer expenses	14
Other expenses	46,730
Trustees' deferred compensation plan	3,449
Total liabilities	12,914,734
Net assets applicable to outstanding capital stock	$142,420,087
Represented by
Trust capital	$142,420,087
Total — representing net assets applicable to outstanding capital stock	$142,420,087
Class 2
Net assets	$142,420,087
Shares outstanding	13,466,717
Net asset value per share	$10.58

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Statement of Operations

Year Ended December 31, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$136,434
Dividends — affiliated issuers	987,442
Interest	39,404
Total income	1,163,280
Expenses:
Investment management fees	201,889
Distribution and/or service fees
Class 2	255,558
Transfer agent fees
Class 2	18,353
Administration fees	32,680
Compensation of board members	22,557
Custodian fees	25,928
Printing and postage fees	36,425
Professional fees	19,937
Chief compliance officer expenses	53
Other	6,619
Total expenses	619,999
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(4,179)
Total net expenses	615,820
Net investment income	547,460
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	486,975
Investments — affiliated issuers	(381,498)
Capital gain distributions from underlying affiliated funds	626,161
Foreign currency translations	1,570
Forward foreign currency exchange contracts	870
Futures contracts	911,742
Options purchased	(509,674)
Net realized gain	1,136,146
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	280,941
Investments — affiliated issuers	1,828,193
Foreign currency translations	(1,949)
Forward foreign currency exchange contracts	3,191
Futures contracts	350,297
Options purchased	45,563
Net change in unrealized appreciation	2,506,236
Net realized and unrealized gain	3,642,382
Net increase in net assets resulting from operations	$4,189,842

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013(a)
Operations
Net investment income	$547,460	$330,303
Net realized gain (loss)	1,136,146	(112,696)
Net change in unrealized appreciation	2,506,236	672,762
Net increase in net assets resulting from operations	4,189,842	890,369
Increase in net assets from capital stock activity	76,044,229	51,295,647
Total increase in net assets	80,234,071	52,186,016
Net assets at beginning of year	62,186,016	10,000,000
Net assets at end of year	$142,420,087	$62,186,016

(a) Based on operations from April 12, 2013 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2 shares
Subscriptions	9,497,600	98,705,788	6,542,924	65,387,757
Redemptions	(2,172,293)	(22,661,559)	(1,401,514)	(14,092,110)
Net increase	7,325,307	76,044,229	5,141,410	51,295,647
Total net increase	7,325,307	76,044,229	5,141,410	51,295,647

(a) Based on operations from April 12, 2013 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 2	2014		2013(a)
Per share data
Net asset value, beginning of period	$10.13		$10.00
Income from investment operations:
Net investment income	0.06		0.10
Net realized and unrealized gain	0.39		0.03
Total from investment operations	0.45		0.13
Net asset value, end of period	$10.58		$10.13
Total return	4.44%		1.30%
Ratios to average net assets(b)
Total gross expenses	0.61%		0.91	%(c)
Total net expenses(d)	0.60%		0.67	%(c)
Net investment income	0.54%		1.34	%(c)
Supplemental data
Net assets, end of period (in thousands)	$142,420		$62,186
Portfolio turnover	184	%(e)	109	%(e)

Notes to Financial Highlights

(a)  Based on operations from April 12, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 57% and 46% for the years ended December 31, 2014 and 2013, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Notes to Financial Statements

December 31, 2014

Note 1. Organization

Columbia Variable Portfolio — Managed Volatility Conservative Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund is a "fund-of-funds", investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or its affiliates, as well as third-party advised (unaffiliated) funds, including exchange-traded funds (ETFs) (Underlying Funds).

For information on the Underlying Funds, please refer to the Fund's current prospectus and the prospectuses of the Underlying Funds.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by buying a Contract.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange (NYSE) on the valuation date.

All equity securities and ETFs are valued at the close of business of the NYSE. Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value

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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Notes to Financial Statements (continued)

December 31, 2014

is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the

Annual Report 2014
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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Notes to Financial Statements (continued)

December 31, 2014

marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to U.S. dollars and to shift investment exposure from one currency to another. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage the duration and yield curve exposure of the Fund versus the benchmark, manage exposure to movements in interest rates, manage exposure to the securities market and maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund's exposure to equity market risk and to increase return on investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance

Annual Report 2014
26

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Notes to Financial Statements (continued)

December 31, 2014

of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2014:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Asset Derivatives:
Forward Foreign Currency Exchange Contracts	4,088	—	4,088	—	—	—	4,088
Options Purchased Puts	1,106,640	—	1,106,640	—	—	—	1,106,640
Total	1,110,728	—	1,110,728	—	—	—	1,110,728
				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(c)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount($)(d)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	897	—	897	—	—	—	897

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

(c) Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(d) Represents the net amount due to counterparties in the event of default.

Annual Report 2014
27

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Notes to Financial Statements (continued)

December 31, 2014

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2014:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	297,468	*
Equity risk	Investments, at value — options purchased	1,106,640
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	4,088
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	165,996	*
Total		1,574,192
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized depreciation on futures contracts	32,871	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	897
Interest rate risk	Component of trust capital — unrealized depreciation on futures contracts	46,857	*
Total		80,625

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity risk	—	756,968	(509,674)	247,294
Foreign exchange risk	870	—	—	870
Interest rate risk	—	154,774	—	154,774
Total	870	911,742	(509,674)	402,938
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity risk	—	170,265	45,563	215,828
Foreign exchange risk	3,191	—	—	3,191
Interest rate risk	—	180,032	—	180,032
Total	3,191	350,297	45,563	399,051

The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2014:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	15,915,878
Futures contracts — Short	4,249,321
Derivative Instrument	Average Market Value ($)*
Options contracts — Purchased	780,451
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	1,757	(458)

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2014.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Annual Report 2014
28

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Notes to Financial Statements (continued)

December 31, 2014

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Corporate actions and dividend income are recorded on the ex-dividend date.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund's income and loss. The components of the Fund's net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general

Annual Report 2014
29

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Notes to Financial Statements (continued)

December 31, 2014

indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees and Underlying Fund Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The Fund does not pay the Investment Manager a direct fee for investment management services on the portion of assets held in Underlying Funds that pay an investment management fee to the Investment Manager. For the portion of assets the Fund holds in securities (other than Underlying Funds that pay an investment advisory fee to the Investment Manager), including other funds advised by the Investment Manager that do not pay an investment advisory fee, derivatives and individual securities, the Investment Manager is paid a monthly fee that declines from 0.66% to 0.49% as assets increase. The effective investment management fee rate for the year ended December 31, 2014 was 0.20% of the Fund's average daily net assets.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The fee paid by the Fund with respect to investments in Underlying Funds that pay an investment management fee to the Investment Manager is 0.02% on all asset levels. The fee paid by the Fund with respect to assets invested in securities (other than Underlying Funds that pay an investment management fee to the Administrator or its affiliates), including other funds administered by the Administrator that do not pay an administrative fee, derivatives and individual securities declines from 0.06% to 0.03% as assets increase. The effective administration fee rate for the year ended December 31, 2014 was 0.03% of the Fund's average daily net assets.

Other Expenses

Other expenses include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.00% on assets invested in Underlying Funds that pay a transfer agency fee to the Transfer Agent and 0.06% of the Fund's average daily net assets on assets invested in securities (other than Underlying Funds that pay a transfer agency fee to the Transfer Agent), including other funds that do not pay a transfer agency fee to the Transfer Agent, ETFs, derivatives and individual securities. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended December 31, 2014, the Fund's effective transfer agent fee rate as a percentage of average daily net assets of Class 2 was 0.02%.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class 2 shares.

Annual Report 2014
30

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Notes to Financial Statements (continued)

December 31, 2014

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, including indirect expenses of Underlying Funds and after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	May 1, 2014 through April 30, 2015	Prior to May 1, 2014
Class 2	1.10%	1.15%

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. This agreement may be modified or amended only with approval from all parties.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, but including mortgage dollar rolls, aggregated to $233,566,947 and $165,424,637, respectively, for the year ended December 31, 2014, of which $144,142,185 and $138,248,391, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Shareholder Concentration

At December 31, 2014, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended December 31, 2014.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf.

Annual Report 2014
31

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Notes to Financial Statements (continued)

December 31, 2014

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
32

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Managed Volatility Conservative Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Managed Volatility Conservative Fund (the "Fund", a series of Columbia Funds Variable Insurance Trust) at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2015

Annual Report 2014
33

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Insurance Trust.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	59

Spartan Stores, Inc. (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013

Janet Langford Kelly (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			59	None
Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	59	None
William E. Mayer (Born 1940) Trustee	1994	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996	59

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

Annual Report 2014
34

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	59

CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media); Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	59	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	59	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	59	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	59	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2014
35

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Trustees and Officers (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001 – April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 – September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005 – April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006 – April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 – August 2012

			191

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010 – December 2014; and Vice President and Group Counsel or Lead Counsel 2004 – January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Trustees and Officers (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010 – January 2013 and Group Counsel, November 2008 – January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005 – April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007 – April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005 – April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006 – April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 – April 2010, and Vice President — Asset Management and Trust Company Services, 2006 – 2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004 – 2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005 – April 2010; officer of Columbia Funds and affiliated funds since 2005.

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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiamanagement.com or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

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41

Columbia Variable Portfolio — Managed Volatility Conservative Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6624 D (2/15)

Annual Report

December 31, 2014

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts or life insurance policies offered by the separate accounts of affiliated insurance companies and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	19
Statement of Operations	20
Statement of Changes in Net Assets	21
Financial Highlights	23
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	33
Trustees and Officers	34
Important Information About This Report	41

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Performance Overview

Performance Summary

>  Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund (the Fund) Class 2 shares returned 4.69% for the 12-month period that ended December 31, 2014.

>  The Fund underperformed its Blended Index, which returned 6.12% over the same time period.

>  The Fund underperformed the broad U.S. fixed-income market, as measured by the Barclays U.S. Aggregate Bond Index, which returned 5.97% for the same 12-month period.

>  Weak returns from underlying funds in the portfolio offset the benefits of the Fund's higher-than-normal equity exposure. Within the Fund's equity holdings, funds that invested in the large-cap segment of the U.S. stock market were the best performers. Foreign equities and small-cap U.S. equities underperformed. The Fund's fixed-income holdings delivered mixed results.

Average Annual Total Returns (%) (for period ended December 31, 2014)

	Inception	1 Year	Life
Class 2	04/12/13	4.69	5.36
Blended Index		6.12	6.02
Barclays U.S. Aggregate Bond Index		5.97	1.83

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Blended Index, established by the Investment Manager, consists of a 65% weighting of the Barclays U.S. Aggregate Bond Index, an 18% weighting of the S&P 500 Index, an 11% weighting of the MSCI EAFE Index (Net) and a 6% weighting of the Russell 2000 Index. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 12, 2013 – December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

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3

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Manager Discussion of Fund Performance

Portfolio Management

Todd White

Jeffrey Knight, CFA

Kent Peterson, Ph.D.

Melda Mergen, CFA, CAIA

Kent Bergene

Brian Virginia

Portfolio Allocation (%) (at December 31, 2014)
Allocations to Underlying Funds
Underlying Funds: Equity	28.2
International	7.3
U.S. Large Cap	15.7
U.S. Mid Cap	1.9
U.S. Small Cap	3.3
Underlying Funds: Fixed Income	38.2
Floating Rate	0.8
Global Bond	2.7
High Yield	5.0
Inflation Protected Securities	3.0
Investment Grade	25.0
Multisector	1.7
Allocations to Tactical Assets
Corporate Bonds & Notes	1.5
Exchange-Traded Funds	5.4
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	19.7
Options Purchased Puts	1.2
Residential Mortgage-Backed Securities — Agency	5.8
U.S. Treasury Obligations	0.0	(b)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in an affiliated money market fund (amounting to $146.6 million) which have been segregated to cover obligations relating to the Fund's investment in derivatives as part of its tactical allocation strategy. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

(b) Rounds to zero.

For the 12-month period ended December 31, 2014, the Fund's Class 2 shares returned 4.69%. During the same time period, the Fund underperformed its Blended Index, which returned 6.12%, as well as the Barclays U.S. Aggregate Bond Index, which returned 5.97%. Weak returns from underlying funds in the portfolio offset the benefits of the Fund's higher-than-normal equity exposure. Within the Fund's equity holdings, funds that invested in the large-cap segment of the U.S. stock market were the best performers. Foreign equities and small-cap U.S. equities underperformed. The Fund's fixed-income holdings delivered mixed results.

U.S. Stood Out in Mixed Year for Global Markets

A cold and difficult 2014 winter brought many parts of the United States to a standstill. However, the pace of U.S. economic growth picked up as 2014 unfolded. The U.S. labor market added just under 250,000 new jobs monthly, on average, during the 12-month period. Solid new job growth drove the unemployment rate down to 5.6%, its lowest mark since 2008. After languishing during the winter months, manufacturing activity recovered, consumer confidence reached a seven-year high and falling energy prices helped boost spending. The housing market struggled as bad winter weather, tighter borrowing standards, rising prices and higher mortgage rates early in the period restrained the sector's recovery to a slower pace than in 2013. New and existing home sales improved in the spring but weakened near year end. One bright spot: building permits for both single- and multi-family housing rose to a post recession high.

Investors responded favorably to the good economic news. However, concerns about increased global tensions, uncertainty about the Federal Reserve's (the Fed's) next move and sinking oil prices created periods of volatility, which tempered investor enthusiasm. The Fed spent the year winding down its monthly bond purchases, ending its program of quantitative easing in October. Now, all eyes seem centered on Fed communications for clues to the timing of its first hike in short-term interest rates since 2006.

Outside the United States economic growth was weak and financial market returns were modest, at best. Japan slipped into recession midway through the year, but growth appeared to rebound in the fourth quarter. Eurozone economies were so weak that the European Central Bank introduced new stimulus to stoke both inflation and growth. China's growth slowed in line with expectations. This lackluster growth, combined with geopolitical uncertainties in Russia and the Middle East and a rising dollar all weighed on equity markets outside the United States. The MSCI World Index (Net), a broad measure of global equity market performance, gained just 4.94% for the year, in U.S. dollars, compared to a 13.69% return for the S&P 500 Index. Domestic mid- and small-cap index returns were positive, but lower than returns on large-cap stocks.

In the U.S. bond market, most sectors generated positive returns, but the range of returns was quite wide. As investors grew defensive during periods of volatility, the highest quality sectors outperformed. Long-term Treasuries were the period's strongest performers, as interest rates fell. High-yield corporate and emerging market bonds, both of which appeared attractive at the beginning of the year, generated returns in the low single digits after a particularly weak second half of the year.

Significant Performance Factors

The Fund is designed to manage exposure to equity market volatility while at the same time seeking to generate total return for shareholders commensurate with a

Annual Report 2014
4

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Manager Discussion of Fund Performance (continued)

conservative growth-oriented profile. In general, we decrease equity exposure when volatility is high and increase exposure to the equity markets when stock price volatility is low. In 2014 equity market volatility was on average lower than it was in 2013. As a result, the Fund was overweight in equities relative to the Blended Index during most of the period.

In general, below-benchmark returns from underlying funds in the portfolio offset the benefits of the Fund's higher-than-normal equity exposure. Within the Fund's equity holdings, funds that invested in the large-cap segment of the U.S. stock market were the best performers. Columbia Variable Portfolio — Large Cap Growth Fund and Columbia Variable Portfolio — Large Core Quantitative Fund outperformed their respective benchmarks. Even though international stocks lagged, a small position in Variable Portfolio — Invesco International Growth Fund aided results. Among the Fund's fixed-income holdings, Columbia Variable Portfolio — Income Opportunities Fund and Variable Portfolio — American Century Diversified Bond Fund outperformed their respective benchmarks.

The Fund also invests in certain derivative instruments designed to shield the portfolio from the full effect of sharp market declines. The value of these investments, which is tied to the level of market volatility, fell during the period, detracting from performance. To achieve the tactical positioning necessary to manage volatility, the Fund invests in equity and fixed-income futures. These investments modestly detracted from portfolio performance relative to the blended benchmark.

Market Volatility Positioning

We continue to follow long-term measures of predicted equity market volatility to determine how to adjust the Fund's equity exposure to best manage volatility and its effects on the investment portfolio. For now, we believe that these measures are consistent with the potential for ongoing equity market strength. Any change in key indicators could signal oncoming equity market volatility and would trigger a potential adjustment to the portfolio's exposure to equities.

Looking Ahead

We began calendar year 2015 with a somewhat cautious view. Still, we currently expect stocks to outperform, while we expect cash and fixed-income assets to underperform. Within equities, we believe that the currency-based advantage of U.S. stocks is offset somewhat by the valuation advantage from overseas equities, notably in Japan. In our view, economic growth in Japan and Europe is an essential ingredient for global equities to continue to perform well. Most strategists believe that at some point in 2015, the Fed will remove its zero interest rate policy and start to move short-term interest rates higher. If policymakers take this action, they presumably would prefer long-term interest rates to stay low. However, the dynamics for the long end of the yield curve and inflation across both the United States and the rest of the globe may be out of the Fed's control.

We currently believe drivers for returns in 2015 will include the U.S. dollar, commodity price trends and monetary policy changes by central banks worldwide. We believe each of the three is likely to have a meaningful impact on U.S. consumers. At this stage in the U.S. economic cycle, we expect leadership to pass from the manufacturing and industrials sectors to the service and consumer-related sectors, which bears watching. Against this current backdrop, we will continue to link the Fund's equity allocation to market volatility, which we expect to rise in 2015.

Annual Report 2014
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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class 2 of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective Expenses Paid During the Period" column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	1,005.50	1,022.58	2.63	2.65	0.52	5.21	5.25	1.03

Expenses paid during the period are equal to the Fund's annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Portfolio of Investments

December 31, 2014

(Percentages represent value of investments compared to net assets)

Equity Funds 29.7%

	Shares	Value ($)
International 7.6%
Columbia Variable Portfolio — Emerging Markets Fund, Class 1(a)	313,706	4,821,668
Variable Portfolio — Columbia Wanger International Equities Fund, Class 1(a)	432,959	5,373,027
Variable Portfolio — DFA International Value Fund, Class 1(a)	930,952	9,337,448
Variable Portfolio — Invesco International Growth Fund, Class 1(a)	774,165	9,646,091
Variable Portfolio — Mondrian International Small Cap Fund, Class 1(a)	482,535	5,872,452
Variable Portfolio — Pyramis® International Equity Fund, Class 1(a)	851,544	9,358,466
Variable Portfolio — Pyrford International Equity Fund, Class 1(a)	926,004	9,482,282
Total		53,891,434
U.S. Large Cap 16.6%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1(a)(b)	855,340	13,847,952
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1(a)(b)	592,052	11,835,128
Columbia Variable Portfolio — Large Cap Growth Fund, Class 1(a)(b)	551,308	6,527,490
Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1(a)(b)	330,707	11,862,453
Columbia Variable Portfolio — Select Large Cap Growth Fund, Class 1(a)(b)	356,697	6,210,101
Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1(a)(b)	533,014	9,604,919
Variable Portfolio — Holland Large Cap Growth Fund, Class 1(a)(b)	328,100	6,102,666
Variable Portfolio — Loomis Sayles Growth Fund, Class 1(a)(b)	225,956	4,238,927
Variable Portfolio — MFS Value Fund, Class 1(a)(b)	739,059	13,857,356
Variable Portfolio — NFJ Dividend Value Fund, Class 1(a)(b)	666,516	12,457,181
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1(a)(b)	327,617	6,401,631
Variable Portfolio — Sit Dividend Growth Fund, Class 1(a)(b)	882,694	13,593,484
Total		116,539,288

Equity Funds (continued)

	Shares	Value ($)
U.S. Mid Cap 2.0%
Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1(a)(b)	132,102	2,437,285
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1(a)(b)	340,916	6,443,308
Variable Portfolio — Victory Established Value Fund, Class 1(a)(b)	276,030	5,170,040
Total		14,050,633
U.S. Small Cap 3.5%
Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1(a)(b)	236,068	4,456,959
Variable Portfolio — Partners Small Cap Growth Fund, Class 1(a)(b)	331,669	6,052,959
Variable Portfolio — Partners Small Cap Value Fund, Class 1(a)(b)	613,392	14,058,952
Total		24,568,870
Total Equity Funds (Cost: $196,990,382)		209,050,225

Fixed-Income Funds 40.3%

Floating Rate 0.8%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1(a)	615,759	5,862,029
Global Bond 2.9%
Columbia Variable Portfolio — Global Bond Fund, Class 1(a)(b)	1,980,507	20,320,006
High Yield 5.3%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1(a)(b)	4,118,811	37,316,426
Inflation Protected Securities 3.1%
Variable Portfolio — BlackRock Global Inflation- Protected Securities Fund, Class 1(a)(b)	2,306,620	21,889,819
Investment Grade 26.4%
Columbia Variable Portfolio — Core Bond Fund, Class 1(a)	301,904	3,025,075
Columbia Variable Portfolio — Diversified Bond Fund, Class 1(a)	3,364,165	34,381,771
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1(a)	3,407,346	34,482,337

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Fixed-Income Funds (continued)

	Shares	Value ($)
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1(a)	1,819,946	19,327,827
Variable Portfolio — American Century Diversified Bond Fund, Class 1(a)	3,145,760	34,760,644
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1(a)	3,163,810	34,612,080
Variable Portfolio — TCW Core Plus Bond Fund, Class 1(a)	2,393,536	25,060,325
Total		185,650,059
Multisector 1.8%
Columbia Variable Portfolio — Strategic Income Fund, Class 1(a)	1,464,118	12,752,469
Total Fixed-Income Funds (Cost: $281,803,510)		283,790,808

Corporate Bonds & Notes(c) 1.6%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense —%
BAE Systems Holdings, Inc.(d) 10/07/24	3.800%	45,000	46,129
L-3 Communications Corp. 05/28/24	3.950%	85,000	85,703
Northrop Grumman Corp. Senior Unsecured 08/01/23	3.250%	125,000	125,941
Total			257,773
Banking 0.1%
Bank of America Corp. Senior Unsecured 04/01/24	4.000%	80,000	83,298
Goldman Sachs Group, Inc. (The) Senior Unsecured 07/08/24	3.850%	145,000	148,674
HSBC Holdings PLC Senior Unsecured 03/30/22	4.000%	120,000	127,716
JPMorgan Chase & Co. Senior Unsecured 05/13/24	3.625%	110,000	112,596

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Morgan Stanley Senior Unsecured 10/23/24	3.700%	104,000	105,416
Wells Fargo & Co. Senior Unsecured 09/08/17	1.400%	80,000	79,935
Total			657,635
Cable and Satellite —%
NBCUniversal Media LLC 01/15/43	4.450%	120,000	127,153
Time Warner Cable, Inc. 09/15/42	4.500%	90,000	92,515
Total			219,668
Chemicals —%
Dow Chemical Co. (The) Senior Unsecured 10/01/44	4.625%	75,000	75,952
LYB International Finance BV 07/15/23	4.000%	55,000	56,262
Total			132,214
Consumer Products —%
Clorox Co. (The) Senior Unsecured 12/15/24	3.500%	110,000	110,235
Diversified Manufacturing —%
General Electric Co. Senior Unsecured 03/11/44	4.500%	50,000	54,961
Electric 0.3%
Appalachian Power Co. Senior Unsecured 05/15/44	4.400%	30,000	31,524
Berkshire Hathaway Energy Co. Senior Unsecured(d) 02/01/45	4.500%	83,000	86,847
CMS Energy Corp. Senior Unsecured 03/15/22	5.050%	30,000	33,633
03/01/44	4.875%	85,000	92,990
CenterPoint Energy Houston Electric LLC 04/01/44	4.500%	20,000	22,323
DTE Energy Co. Senior Unsecured 06/01/16	6.350%	15,000	16,099

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Dominion Resources, Inc. Senior Unsecured 09/15/42	4.050%		145,000	141,439
Duke Energy Corp. Senior Unsecured 10/15/23	3.950%		207,000	219,458
Indiana Michigan Power Co. Senior Unsecured 03/15/23	3.200%		70,000	70,381
Nevada Power Co. 01/15/15	5.875%		35,000	35,072
NextEra Energy Capital Holdings 06/01/15	1.200%		64,000	64,120
Northeast Utilities Senior Unsecured 05/01/18	1.450%		115,000	113,254
Oncor Electric Delivery Co. LLC Senior Secured 09/30/17	5.000%		180,000	195,538
06/01/42	5.300%		10,000	12,411
PPL Capital Funding, Inc. 03/15/24	3.950%		150,000	156,173
PSEG Power LLC 11/15/18	2.450%		10,000	10,016
11/15/23	4.300%		40,000	41,939
Pacific Gas & Electric Co. Senior Unsecured 02/15/24	3.750%		35,000	36,443
02/15/44	4.750%		65,000	71,830
03/15/45	4.300%		10,000	10,265
Southern California Edison Co. 1st Refunding Mortgage 10/01/43	4.650%		15,000	16,988
Southern Co. (The) Senior Unsecured 09/15/15	2.375%		60,000	60,653
TransAlta Corp. Senior Unsecured 01/15/15	4.750%		145,000	145,225
06/03/17	1.900%		105,000	104,555
11/25/20	5.000%	CAD	105,000	94,667
Xcel Energy, Inc. Senior Unsecured 05/09/16	0.750%		135,000	134,759
Total				2,018,602
Finance Companies 0.1%
General Electric Capital Corp. Senior Unsecured 05/15/24	3.450%		280,000	289,655

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Food and Beverage 0.1%
Anheuser-Busch InBev Finance, Inc. 01/17/23	2.625%		20,000	19,414
Anheuser-Busch InBev Worldwide, Inc. 07/15/17	1.375%		105,000	104,907
ConAgra Foods, Inc. Senior Unsecured 01/25/43	4.650%		65,000	67,838
Diageo Finance BV 10/28/15	5.300%		74,000	76,713
General Mills, Inc. 11/16/20	2.100%	EUR	106,000	137,257
Heineken NV Senior Unsecured(d) 10/01/42	4.000%		35,000	34,107
Molson Coors Brewing Co. 05/01/42	5.000%		100,000	108,547
PepsiCo, Inc. Senior Unsecured 08/13/15	0.700%		80,000	80,151
08/13/42	3.600%		20,000	18,684
Sysco Corp. 10/02/44	4.500%		35,000	37,964
Wm. Wrigley Jr., Co. Senior Unsecured(d) 10/21/19	2.900%		145,000	146,875
Total				832,457
Health Care 0.1%
Becton Dickinson and Co. Senior Unsecured 12/15/24	3.734%		20,000	20,591
Express Scripts Holding Co. 05/15/16	3.125%		145,000	149,052
McKesson Corp. Senior Unsecured 12/04/15	0.950%		121,000	121,286
03/15/23	2.850%		25,000	23,878
Medtronic, Inc. Senior Unsecured(d) 03/15/45	4.625%		33,000	35,772
Total				350,579
Healthcare Insurance 0.1%
Cigna Corporation 03/15/21	4.500%		75,000	82,048

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
UnitedHealth Group, Inc. Senior Unsecured 10/15/15	0.850%	140,000	140,405
03/15/22	2.875%	45,000	45,144
Total			267,597
Independent Energy 0.1%
Anadarko Petroleum Corp. Senior Unsecured 09/15/16	5.950%	115,000	122,979
Apache Corp. Senior Unsecured 01/15/44	4.250%	34,000	29,714
Canadian Natural Resources Ltd. Senior Unsecured 08/15/16	6.000%	37,000	40,057
04/15/24	3.800%	155,000	152,329
Canadian Oil Sands Ltd. Senior Unsecured(d) 04/01/42	6.000%	30,000	27,087
Continental Resources, Inc. 09/15/22	5.000%	50,000	48,375
06/01/44	4.900%	75,000	65,000
Hess Corp. Senior Unsecured 02/15/41	5.600%	35,000	37,541
Marathon Oil Corp. Senior Unsecured 11/01/15	0.900%	5,000	4,985
Noble Energy, Inc. Senior Unsecured 11/15/43	5.250%	60,000	60,933
11/15/44	5.050%	40,000	39,537
Woodside Finance Ltd.(d) 05/10/21	4.600%	43,000	45,810
Total			674,347
Integrated Energy —%
Cenovus Energy, Inc. Senior Unsecured 09/15/23	3.800%	45,000	43,943
09/15/42	4.450%	40,000	34,592
Total			78,535
Life Insurance 0.1%
Five Corners Funding Trust Senior Unsecured(d) 11/15/23	4.419%	250,000	264,938

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Guardian Life Insurance Co. of America (The) Subordinated Notes(d) 06/19/64	4.875%	20,000	21,292
MetLife, Inc. Senior Unsecured 09/15/23	4.368%	95,000	103,587
Teachers Insurance & Annuity Association of America Subordinated Notes(d) 09/15/44	4.900%	125,000	139,790
Total			529,607
Media and Entertainment 0.1%
21st Century Fox America, Inc.(d) 09/15/44	4.750%	105,000	114,741
Scripps Networks Interactive, Inc. Senior Unsecured 11/15/24	3.900%	167,000	170,035
Sky PLC(d) 11/26/22	3.125%	200,000	195,894
Thomson Reuters Corp. Senior Unsecured 05/23/16	0.875%	55,000	54,715
05/23/43	4.500%	90,000	90,060
Time Warner, Inc. 03/29/41	6.250%	50,000	62,087
Total			687,532
Metals —%
BHP Billiton Finance USA Ltd. 09/30/43	5.000%	25,000	28,338
Barrick Gold Corp. Senior Unsecured 04/01/42	5.250%	25,000	23,109
Barrick North America Finance LLC 05/01/43	5.750%	15,000	14,883
Newmont Mining Corp. 03/15/42	4.875%	40,000	34,839
Rio Tinto Finance USA PLC 08/21/42	4.125%	20,000	19,419
Teck Resources Ltd. 03/01/42	5.200%	45,000	36,794
Vale SA Senior Unsecured 09/11/42	5.625%	55,000	51,228
Total			208,610

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Midstream 0.1%
El Paso Pipeline Partners Operating Co. LLC 05/01/24	4.300%	55,000	55,107
Energy Transfer Partners LP Senior Unsecured 02/01/43	5.150%	15,000	14,844
Enterprise Products Operating LLC 02/15/45	5.100%	60,000	64,512
Kinder Morgan Energy Partners LP 02/15/23	3.450%	195,000	186,666
03/01/43	5.000%	40,000	37,997
Plains All American Pipeline LP/Finance Corp. Senior Unsecured 01/31/23	2.850%	105,000	99,288
Southern Natural Gas Co. LLC Senior Unsecured(d) 04/01/17	5.900%	24,000	25,806
TransCanada PipeLines Ltd. Senior Unsecured 03/02/15	0.875%	170,000	170,090
10/16/23	3.750%	20,000	20,023
Total			674,333
Natural Gas —%
Sempra Energy Senior Unsecured 04/01/17	2.300%	60,000	61,103
06/15/24	3.550%	195,000	196,810
Total			257,913
Oil Field Services —%
Noble Holding International Ltd. 03/15/42	5.250%	130,000	102,549
Pharmaceuticals 0.1%
AbbVie, Inc. Senior Unsecured 11/06/15	1.200%	145,000	145,426
11/06/17	1.750%	25,000	25,055
Amgen, Inc. Senior Unsecured 06/15/16	2.300%	115,000	116,816
05/15/43	5.375%	65,000	75,513
Total			362,810
Property & Casualty 0.1%
Alleghany Corp. Senior Unsecured 09/15/44	4.900%	40,000	41,960

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Berkshire Hathaway Finance Corp. 05/15/42	4.400%		135,000	145,204
Liberty Mutual Group, Inc.(d) 05/01/22	4.950%		65,000	70,322
Loews Corp. Senior Unsecured 05/15/23	2.625%		35,000	33,067
Total				290,553
Railroads —%
CSX Corp. Senior Unsecured 03/15/44	4.100%		95,000	94,108
Refining —%
Marathon Petroleum Corp. Senior Unsecured 03/01/16	3.500%		75,000	76,856
09/15/44	4.750%		60,000	56,664
Phillips 66 05/01/17	2.950%		75,000	77,459
11/15/44	4.875%		55,000	56,295
Total				267,274
Restaurants —%
Yum! Brands, Inc. Senior Unsecured 11/01/23	3.875%		120,000	122,202
Retailers —%
Target Corp. Senior Unsecured 07/01/24	3.500%		55,000	57,100
Technology 0.1%
International Business Machine Corp. Senior Unsecured 11/19/19	1.375%	EUR	112,000	141,335
Oracle Corp. Senior Unsecured 01/10/21	2.250%	EUR	100,000	131,888
07/08/44	4.500%		45,000	48,878
Total				322,101
Transportation Services —%
ERAC U.S.A. Finance LLC(d) 11/15/24	3.850%		45,000	45,637
FedEx Corp. 01/15/44	5.100%		40,000	46,187

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Heathrow Funding Ltd. Senior Secured 02/15/25	5.225%	GBP	56,000	101,643
Total				193,467
Wireless —%
CC Holdings GS V LLC/Crown Castle GS III Corp. Senior Secured 12/15/17	2.381%		31,000	31,275
Rogers Communications, Inc. 03/15/23	3.000%		140,000	135,593
03/15/43	4.500%		15,000	15,082
Vodafone Group PLC Senior Unsecured 02/19/43	4.375%		40,000	38,983
Total				220,933
Wirelines 0.1%
AT&T, Inc. Senior Unsecured 08/15/16	2.400%		155,000	158,135
06/15/45	4.350%		195,000	183,837
Orange SA Senior Unsecured 02/21/17	4.750%	EUR	50,000	66,124
02/06/44	5.500%		20,000	23,349
Verizon Communications, Inc. Senior Unsecured 11/01/21	3.500%		55,000	56,226
03/15/24	4.150%		95,000	98,347
11/01/42	3.850%		230,000	205,941
Total				791,959
Total Corporate Bonds & Notes (Cost: $11,017,869)				11,127,309
Residential Mortgage-Backed Securities — Agency 6.1%
Federal National Mortgage Association(e)(f)
01/20/30	2.500%		1,750,000	1,781,719
01/20/30	3.000%		1,750,000	1,818,975
01/20/30 - 01/14/45	3.500%		35,675,000	37,440,120
01/14/45	4.000%		1,750,000	1,867,694
Total Residential Mortgage-Backed Securities — Agency (Cost: $42,736,822)				42,908,508

U.S. Treasury Obligations —%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury 05/15/44	2.750%	7,000	7,880
Total U.S. Treasury Obligations (Cost: $7,615)			7,880

Exchange-Traded Funds 5.7%

	Shares	Value ($)
SPDR S&P 500 ETF Trust	86,625	17,801,438
iShares MSCI EAFE ETF	341,487	20,776,069
iShares Russell 2000 ETF	12,800	1,531,776
Total Exchange-Traded Funds (Cost: $38,417,574)		40,109,283

Options Purchased Puts 1.3%

Issuer	Notional ($)/ Contracts	Exercise Price ($)	Expiration Date	Value ($)
S&P 500 Index	236	1,700.00	12/16/16	2,527,560
	468	1,800.00	12/16/16	6,233,760
Total Options Purchased Puts (Cost: $9,990,939)				8,761,320

Money Market Funds 20.8%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.115%(a)(g)	146,599,911	146,599,911
Total Money Market Funds (Cost: $146,599,911)		146,599,911
Total Investments (Cost: $727,564,622)		742,355,244
Other Assets & Liabilities, Net		(38,513,267)
Net Assets		703,841,977

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2014

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Standard Chartered Bank	01/20/2015	100,745 USD	64,000 GBP	—	(1,007)
UBS Securities	01/20/2015	397,000 EUR	496,073 USD	15,604	—
Total				15,604	(1,007)

Futures Contracts Outstanding at December 31, 2014

At December 31, 2014, cash totaling $4,456,224 was pledged as collateral to cover initial margin requirements on open futures contracts.

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
10YR MINI JGB	1	JPY	123,426	03/2015	446	—
CAN 10YR BOND	2	CAD	238,458	03/2015	4,456	—
EURO-BOBL	5	EUR	788,227	03/2015	4,412	—
EURO-BUND	3	EUR	565,832	03/2015	10,204	—
EURO-SCHATZ	9	EUR	1,209,820	03/2015	1,703	—
LONG GILT	4	GBP	745,198	03/2015	15,536	—
RUSSELL 2000 EMINI ICE	71	USD	8,524,970	03/2015	278,930	—
S&P 500	8	USD	4,104,800	03/2015	124,172	—
S&P500 EMINI	564	USD	57,877,680	03/2015	1,635,442	—
TOPIX INDEX	62	JPY	7,285,440	03/2015	—	(169,833)
US 5YR NOTE	507	USD	60,297,353	03/2015	—	(13,475)
US ULTRA T-BOND	96	USD	15,858,000	03/2015	733,289	—
Total			157,619,204		2,808,590	(183,308)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 10YR NOTE	(5)	USD	(633,984)	03/2015	—	(422)
US 2YR NOTE	(147)	USD	(32,133,282)	03/2015	41,067	—
US LONG BOND	(22)	USD	(3,180,375)	03/2015	—	(86,864)
US ULTRA T-BOND	(1)	USD	(165,188)	03/2015	—	(7,478)
Total			(36,112,829)		41,067	(94,764)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	50,121,728	182,033,382	(85,555,199)	—	146,599,911	—	94,507	146,599,911
Columbia Variable Portfolio — Contrarian Core Fund, Class 1	4,062,122	8,184,179	(13,897)	(459)	12,231,945	—	—	13,847,952
Columbia Variable Portfolio — Core Bond Fund, Class 1	—	3,010,000	—	—	3,010,000	—	—	3,025,075
Columbia Variable Portfolio — Diversified Bond Fund, Class 1	12,602,758	21,746,568	(43,963)	(4,859)	34,300,504	113,000	652,477	34,381,771
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1	3,995,562	6,801,750	(14,174)	(505)	10,782,633	—	—	11,835,128
Columbia Variable Portfolio — Emerging Markets Fund, Class 1	1,774,946	3,178,817	(11,270)	(1,060)	4,941,433	10,690	11,359	4,821,668
Columbia Variable Portfolio — Global Bond Fund, Class 1	7,693,192	13,632,047	(25,965)	(2,861)	21,296,413	603,723	—	20,320,006
Columbia Variable Portfolio — Income Opportunities Fund, Class 1	13,400,262	23,283,960	(48,415)	(4,472)	36,631,335	—	—	37,316,426
Columbia Variable Portfolio — Large Cap Growth Fund, Class 1	1,987,048	3,682,467	(8,341)	(245)	5,660,929	—	—	6,527,490
Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1	3,472,004	6,892,281	(17,921)	(346)	10,346,018	—	—	11,862,453
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1	12,380,959	23,126,299	(44,514)	(2,564)	35,460,180	462,584	445,229	34,482,337
Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1	1,241,732	1,513,549	(720,700)	26,944	2,061,525	—	—	2,437,285
Columbia Variable Portfolio — Select Large Cap Growth Fund, Class 1	1,999,392	3,894,460	(14,905)	(333)	5,878,614	313,981	—	6,210,101
Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1	3,108,972	5,489,916	(12,387)	(469)	8,586,032	—	—	9,604,919
Columbia Variable Portfolio — Strategic Income Fund, Class 1	6,963,089	12,175,409	(6,023,650)	(265,428)	12,849,420	148,096	464,942	12,752,469
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1	6,903,312	11,983,896	(24,998)	(100)	18,862,110	—	252,144	19,327,827
Variable Portfolio — American Century Diversified Bond Fund, Class 1	12,489,110	21,515,963	(43,476)	(1,556)	33,960,041	21,278	388,266	34,760,644
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1	10,537,356	17,190,125	(7,138,146)	40,100	20,629,435	—	—	21,889,819
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — Columbia Wanger International Equities Fund, Class 1	2,355,319	3,543,710	(16,676)	(267)	5,882,086	307,066	97,913	5,373,027
Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1	1,416,782	2,733,740	(14,192)	(267)	4,136,063	—	—	4,456,959
Variable Portfolio — DFA International Value Fund, Class 1	3,362,546	6,925,808	(14,426)	(2,388)	10,271,540	267,771	166,993	9,337,448
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1	5,153,063	9,682,815	(8,517,972)	(411,323)	5,906,583	91,349	436,118	5,862,029
Variable Portfolio — Holland Large Cap Growth Fund, Class 1	1,985,060	3,593,236	(6,632)	(279)	5,571,385	—	—	6,102,666
Variable Portfolio — Invesco International Growth Fund, Class 1	3,363,513	6,719,283	(11,720)	(1,746)	10,069,330	504,646	124,854	9,646,091
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1	12,488,687	21,641,581	(43,467)	(975)	34,085,826	23,253	488,754	34,612,080
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1	3,008,613	3,835,644	(1,252,729)	30,982	5,622,510	—	—	6,443,308
Variable Portfolio — Loomis Sayles Growth Fund, Class 1	1,986,551	1,669,627	(6,455)	(205)	3,649,518	—	—	4,238,927
Variable Portfolio — MFS Value Fund, Class 1	4,406,329	7,971,129	(20,508)	(458)	12,356,492	—	—	13,857,356
Variable Portfolio — Mondrian International Small Cap Fund, Class 1	2,369,584	4,014,901	(2,656)	7	6,381,836	186,568	67,868	5,872,452
Variable Portfolio — NFJ Dividend Value Fund, Class 1	4,145,351	7,256,155	(14,597)	(600)	11,386,309	—	—	12,457,181
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1	1,949,879	3,695,967	(7,931)	(272)	5,637,643	—	—	6,401,631
Variable Portfolio — Partners Small Cap Growth Fund, Class 1	1,946,321	3,773,072	(19,214)	(694)	5,699,485	—	—	6,052,959
Variable Portfolio — Partners Small Cap Value Fund, Class 1	4,631,874	8,662,092	(38,726)	(991)	13,254,249	—	—	14,058,952
Variable Portfolio — Pyramis® International Equity Fund, Class 1	3,380,622	6,982,580	(17,592)	(2,327)	10,343,283	542,746	105,033	9,358,466
Variable Portfolio — Pyrford International Equity Fund, Class 1	3,496,821	6,210,995	(17,045)	(1,067)	9,689,704	3,381	190,277	9,482,282
Variable Portfolio — Sit Dividend Growth Fund, Class 1	4,135,157	8,026,363	(20,657)	(454)	12,140,409	—	—	13,593,484

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — TCW Core Plus Bond Fund, Class 1	3,466,996	21,354,844	(10,147)	(30)	24,811,663	—	30,036	25,060,325
Variable Portfolio — Victory Established Value Fund, Class 1	2,308,402	2,994,128	(893,279)	160	4,409,411	—	—	5,170,040
Total	226,091,014	510,622,738	(110,708,542)	(611,407)	625,393,803	3,600,132	4,016,770	639,440,944

(b)  Non-income producing.

(c)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of these securities amounted to $1,301,047 or 0.18% of net assets.

(e)  Represents a security purchased on a when-issued or delayed delivery basis.

(f)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g)  The rate shown is the seven-day current annualized yield at December 31, 2014.

Currency Legend

CAD  Canadian Dollar

EUR  Euro

GBP  British Pound

JPY  Japanese Yen

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds
Equity Funds	209,050,225	—	—	209,050,225
Fixed-Income Funds	283,790,808	—	—	283,790,808
Money Market Funds	146,599,911	—	—	146,599,911
Total Mutual Funds	639,440,944	—	—	639,440,944
Bonds
Corporate Bonds & Notes	—	11,127,309	—	11,127,309
Residential Mortgage-Backed Securities — Agency	—	42,908,508	—	42,908,508
U.S. Treasury Obligations	7,880	—	—	7,880
Total Bonds	7,880	54,035,817	—	54,043,697
Equity Securities
Exchange-Traded Funds	40,109,283	—	—	40,109,283
Total Equity Securities	40,109,283	—	—	40,109,283
Other
Options Purchased Puts	8,761,320	—	—	8,761,320
Total Other	8,761,320	—	—	8,761,320
Investments in Securities	688,319,427	54,035,817	—	742,355,244
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	15,604	—	15,604
Futures Contracts	2,849,657	—	—	2,849,657
Liabilities
Forward Foreign Currency Exchange Contracts	—	(1,007)	—	(1,007)
Futures Contracts	(278,072)	—	—	(278,072)
Total	690,891,012	54,050,414	—	744,941,426

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

Forward foreign currency exchange contracts and futures contracts are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $92,179,880)	$94,152,980
Affiliated issuers (identified cost $625,393,803)	639,440,944
Options purchased (identified cost $9,990,939)	8,761,320
Total investments (identified cost $727,564,622)	742,355,244
Foreign currency (identified cost $6,906)	6,826
Margin deposits	4,456,224
Unrealized appreciation on forward foreign currency exchange contracts	15,604
Receivable for:
Capital shares sold	1,198,642
Dividends	111,095
Interest	163,973
Variation margin	119,891
Prepaid expenses	3,282
Trustees' deferred compensation plan	4,315
Total assets	748,435,096
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	1,007
Payable for:
Investments purchased	785,877
Investments purchased on a delayed delivery basis	42,800,019
Capital shares purchased	75,961
Variation margin	868,964
Investment management fees	3,814
Distribution and/or service fees	4,820
Transfer agent fees	347
Administration fees	617
Compensation of board members	1,738
Chief compliance officer expenses	71
Other expenses	45,569
Trustees' deferred compensation plan	4,315
Total liabilities	44,593,119
Net assets applicable to outstanding capital stock	$703,841,977
Represented by
Trust capital	$703,841,977
Total — representing net assets applicable to outstanding capital stock	$703,841,977
Class 2
Net assets	$703,841,977
Shares outstanding	64,355,678
Net asset value per share	$10.94

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Statement of Operations

Year Ended December 31, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$952,577
Dividends — affiliated issuers	4,016,770
Interest	94,007
Total income	5,063,354
Expenses:
Investment management fees	965,833
Distribution and/or service fees
Class 2	1,228,829
Transfer agent fees
Class 2	87,803
Administration fees	156,842
Compensation of board members	29,744
Custodian fees	18,804
Printing and postage fees	45,167
Professional fees	30,874
Chief compliance officer expenses	246
Other	9,791
Total expenses	2,573,933
Net investment income	2,489,421
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	994,904
Investments — affiliated issuers	(611,407)
Capital gain distributions from underlying affiliated funds	3,600,132
Foreign currency translations	9,991
Forward foreign currency exchange contracts	12,904
Futures contracts	6,483,561
Options purchased	(3,511,378)
Net realized gain	6,978,707
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	902,338
Investments — affiliated issuers	9,229,744
Foreign currency translations	(9,333)
Forward foreign currency exchange contracts	14,597
Futures contracts	2,022,360
Options purchased	(361,746)
Net change in unrealized appreciation	11,797,960
Net realized and unrealized gain	18,776,667
Net increase in net assets resulting from operations	$21,266,088

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013(a)
Operations
Net investment income	$2,489,421	$490,267
Net realized gain	6,978,707	801,462
Net change in unrealized appreciation	11,797,960	5,569,511
Net increase in net assets resulting from operations	21,266,088	6,861,240
Increase in net assets from capital stock activity	425,291,218	240,423,431
Total increase in net assets	446,557,306	247,284,671
Net assets at beginning of year	257,284,671	10,000,000
Net assets at end of year	$703,841,977	$257,284,671

(a) Based on operations from April 12, 2013 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2 shares
Subscriptions	40,252,606	430,730,085	24,707,566	251,503,816
Redemptions	(505,762)	(5,438,867)	(1,098,732)	(11,080,385)
Net increase	39,746,844	425,291,218	23,608,834	240,423,431
Total net increase	39,746,844	425,291,218	23,608,834	240,423,431

(a) Based on operations from April 12, 2013 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 2	2014		2013(a)
Per share data
Net asset value, beginning of period	$10.45		$10.00
Income from investment operations:
Net investment income	0.05		0.05
Net realized and unrealized gain	0.44		0.40
Total from investment operations	0.49		0.45
Net asset value, end of period	$10.94		$10.45
Total return	4.69%		4.50%
Ratios to average net assets(b)
Total gross expenses	0.52%		0.65	%(c)
Total net expenses(d)	0.52%		0.61	%(c)
Net investment income	0.51%		0.71	%(c)
Supplemental data
Net assets, end of period (in thousands)	$703,842		$257,285
Portfolio turnover	122	%(e)	60	%(e)

Notes to Financial Highlights

(a)  Based on operations from April 12, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 30% and 18% for the years ended December 31, 2014 and 2013, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Notes to Financial Statements

December 31, 2014

Note 1. Organization

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund is a "fund-of-funds", investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or its affiliates, as well as third-party advised (unaffiliated) funds, including exchange-traded funds (ETFs) (Underlying Funds).

For information on the Underlying Funds, please refer to the Fund's current prospectus and the prospectuses of the Underlying Funds.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by buying a Contract.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange (NYSE) on the valuation date.

All equity securities and ETFs are valued at the close of business of the NYSE. Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good

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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Notes to Financial Statements (continued)

December 31, 2014

faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the

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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Notes to Financial Statements (continued)

December 31, 2014

collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to U.S. dollars and to shift investment exposure from one currency to another. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage the duration and yield curve exposure of the Fund versus the benchmark, manage exposure to movements in interest rates, manage exposure to the securities market and maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund's exposure to equity market risk and to increase return on investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted

Annual Report 2014
26

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Notes to Financial Statements (continued)

December 31, 2014

by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2014:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Asset Derivatives:
Forward Foreign Currency Exchange Contracts	15,604	—	15,604	—	—	—	15,604
Options Purchased Puts	8,761,320	—	8,761,320	—	—	—	8,761,320
Total	8,776,924	—	8,776,924	—	—	—	8,776,924
				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(c)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount($)(d)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	1,007	—	1,007	—	—	—	1,007

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

(c) Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(d) Represents the net amount due to counterparties in the event of default.

Annual Report 2014
27

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Notes to Financial Statements (continued)

December 31, 2014

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2014:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	2,038,545	*
Equity risk	Investments, at value — options purchased	8,761,320
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	15,604
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	811,112	*
Total		11,626,581
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized depreciation on futures contracts	169,833	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	1,007
Interest rate risk	Component of trust capital — unrealized depreciation on futures contracts	108,239	*
Total		279,079

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity risk	—	5,441,833	(3,511,378)	1,930,455
Foreign exchange risk	12,904	—	—	12,904
Interest rate risk	—	1,041,728	—	1,041,728
Total	12,904	6,483,561	(3,511,378)	2,985,087
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity risk	—	1,083,957	(361,746)	722,211
Foreign exchange risk	14,597	—	—	14,597
Interest rate risk	—	938,403	—	938,403
Total	14,597	2,022,360	(361,746)	1,675,211

The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2014:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	107,769,953
Futures contracts — Short	31,317,458
Derivative Instrument	Average Market Value ($)*
Options contracts — Purchased	6,665,561
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	6,705	(515)

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2014.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Annual Report 2014
28

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Notes to Financial Statements (continued)

December 31, 2014

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Corporate actions and dividend income are recorded on the ex-dividend date.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund's income and loss. The components of the Fund's net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general

Annual Report 2014
29

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Notes to Financial Statements (continued)

December 31, 2014

indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees and Underlying Fund Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The Fund does not pay the Investment Manager a direct fee for investment management services on the portion of assets held in Underlying Funds that pay an investment management fee to the Investment Manager. For the portion of assets the Fund holds in securities (other than Underlying Funds that pay an investment advisory fee to the Investment Manager), including other funds advised by the Investment Manager that do not pay an investment advisory fee, derivatives and individual securities, the Investment Manager is paid a monthly fee that declines from 0.66% to 0.49% as assets increase. The effective investment management fee rate for the year ended December 31, 2014 was 0.20% of the Fund's average daily net assets.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The fee paid by the Fund with respect to investments in Underlying Funds that pay an investment management fee to the Investment Manager is 0.02% on all asset levels. The fee paid by the Fund with respect to assets invested in securities (other than Underlying Funds that pay an investment management fee to the Administrator or its affiliates), including other funds administered by the Administrator that do not pay an administrative fee, derivatives and individual securities declines from 0.06% to 0.03% as assets increase. The effective administration fee rate for the year ended December 31, 2014 was 0.03% of the Fund's average daily net assets.

Other Expenses

Other expenses include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.00% on assets invested in Underlying Funds that pay a transfer agency fee to the Transfer Agent and 0.06% of the Fund's average daily net assets on assets invested in securities (other than Underlying Funds that pay a transfer agency fee to the Transfer Agent), including other funds that do not pay a transfer agency fee to the Transfer Agent, ETFs, derivatives and individual securities. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended December 31, 2014, the Fund's effective transfer agent fee rate as a percentage of average daily net assets of Class 2 was 0.02%.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class 2 shares.

Annual Report 2014
30

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Notes to Financial Statements (continued)

December 31, 2014

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, including indirect expenses of Underlying Funds and after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	May 1, 2014 through April 30, 2015	Prior to May 1, 2014
Class 2	1.10%	1.15%

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. This agreement may be modified or amended only with approval from all parties.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, but including mortgage dollar rolls, aggregated to $871,601,612 and $514,899,419, respectively, for the year ended December 31, 2014, of which $491,408,744 and $468,606,299, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Shareholder Concentration

At December 31, 2014, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended December 31, 2014.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf.

Annual Report 2014
31

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Notes to Financial Statements (continued)

December 31, 2014

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
32

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund (the "Fund", a series of Columbia Funds Variable Insurance Trust) at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2015

Annual Report 2014
33

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Insurance Trust.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	59

Spartan Stores, Inc. (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013

Janet Langford Kelly (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			59	None
Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	59	None
William E. Mayer (Born 1940) Trustee	1994	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996	59

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

Annual Report 2014
34

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	59

CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media); Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	59	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	59	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	59	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	59	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2014
35

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Trustees and Officers (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001 – April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 – September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005 – April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006 – April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 – August 2012

			191

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010 – December 2014; and Vice President and Group Counsel or Lead Counsel 2004 – January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014
36

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Trustees and Officers (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010 – January 2013 and Group Counsel, November 2008 – January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005 – April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007 – April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005 – April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006 – April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 – April 2010, and Vice President — Asset Management and Trust Company Services, 2006 – 2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004 – 2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005 – April 2010; officer of Columbia Funds and affiliated funds since 2005.

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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiamanagement.com or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
41

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6613 D (2/15)

Annual Report

December 31, 2014

Columbia Variable Portfolio — Managed Volatility
Growth Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts or life insurance policies offered by the separate accounts of affiliated insurance companies and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Managed Volatility Growth Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	20
Statement of Operations	21
Statement of Changes in Net Assets	22
Financial Highlights	24
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	34
Trustees and Officers	35
Important Information About This Report	41

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Variable Portfolio — Managed Volatility Growth Fund

Performance Overview

Performance Summary

>  Columbia Variable Portfolio — Managed Volatility Growth Fund (the Fund) Class 2 shares returned 4.85% for the 12-month period that ended December 31, 2014.

>  The Fund underperformed its Blended Index, which returned 6.38% over the same time period.

>  The Fund also underperformed the broad U.S. equity market, as measured by the S&P 500 Index, which returned 13.69% for the same 12-month period.

>  Weak returns from underlying funds in the portfolio offset the benefits of the Fund's higher-than-normal equity exposure. Within the Fund's equity holdings, funds that invested in the large-cap segment of the U.S. stock market were the best performers. Foreign equities and small-cap U.S. equities underperformed. The Fund's fixed-income holdings delivered mixed results.

Average Annual Total Returns (%) (for period ended December 31, 2014)

	Inception	1 Year	Life
Class 2	04/12/13	4.85	9.45
Blended Index		6.38	9.84
S&P 500 Index		13.69	18.69

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Blended Index, established by the Investment Manager, consists of a 35% weighting of the Barclays U.S. Aggregate Bond Index, a 34% weighting of the S&P 500 Index, a 19% weighting of the MSCI EAFE Index (Net) and a 12% weighting of the Russell 2000 Index. The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia Variable Portfolio — Managed Volatility Growth Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 12, 2013 – December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Managed Volatility Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014
3

Columbia Variable Portfolio — Managed Volatility Growth Fund

Manager Discussion of Fund Performance

Portfolio Management

Todd White

Jeffrey Knight, CFA

Kent Peterson, Ph.D.

Melda Mergen, CFA, CAIA

Kent Bergene

Brian Virginia

Portfolio Allocation (%) (at December 31, 2014)
Allocations to Underlying Funds
Underlying Funds: Equity	59.2
International	15.3
U.S. Large Cap	32.8
U.S. Mid Cap	4.1
U.S. Small Cap	7.0
Underlying Funds: Fixed Income	10.2
Floating Rate	0.5
Global Bond	0.8
High Yield	1.3
Inflation Protected Securities	1.1
Investment Grade	6.0
Multisector	0.5
Allocations to Tactical Assets
Corporate Bonds	0.8
Exchange-Traded Funds	6.7
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	18.8
Options Purchased Puts	2.2
Residential Mortgage- Backed Securities — Agency	2.1
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in an affiliated money market fund (amounting to $1,142 million) which have been segregated to cover obligations relating to the Fund's investment in derivatives as part of its tactical allocation strategy. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

For the 12-month period ended December 31, 2014, the Fund's Class 2 shares returned 4.85%. During the same time period, the Fund underperformed its Blended Index, which returned 6.38%, as well as the S&P 500 Index, which returned 13.69%. Weak returns from underlying funds in the portfolio offset the benefits of the Fund's higher-than-normal equity exposure. Within the Fund's equity holdings, funds that invested in the large-cap segment of the U.S. stock market were the best performers. Foreign equities and small-cap U.S. equities underperformed. The Fund's fixed-income holdings delivered mixed results.

U.S. Stood Out in Mixed Year for Global Markets

A cold and difficult winter brought many parts of the United States to a standstill. However, the pace of U.S. economic growth picked up as 2014 unfolded. The U.S. labor market added just under 250,000 new jobs monthly, on average, during the 12-month period. Solid new job growth drove the unemployment rate down to 5.6%, its lowest mark since 2008. After languishing during the winter months, manufacturing activity recovered, consumer confidence reached a seven-year high and falling energy prices helped boost spending. The housing market struggled as bad winter weather, tighter borrowing standards, rising prices and higher mortgage rates early in the period restrained the sector's recovery to a slower pace than in 2013. New and existing home sales improved in the spring but weakened near year end. One bright spot: building permits for both single- and multi-family housing rose to a post recession high.

Investors responded favorably to the good economic news. However, concerns about increased global tensions, uncertainty about the Federal Reserve's (the Fed's) next move and sinking oil prices created periods of volatility, which tempered investor enthusiasm. The Fed spent the year winding down its monthly bond purchases, ending its program of quantitative easing in October. Now, all eyes are centered on Fed communications for clues to the timing of its first hike in short-term interest rates since 2006.

Outside the United States, economic growth was weak and financial market returns were modest, at best. Japan slipped into recession midway through the year, but growth appeared to rebound in the fourth quarter. Eurozone economies were so weak that the European Central Bank introduced new stimulus to stoke both inflation and growth. China's growth slowed in line with expectations. This lackluster growth, combined with geopolitical uncertainties in Russia and the Middle East and a rising dollar all, weighed on equity markets outside the United States. The MSCI World Index (Net), a broad measure of global equity market performance, gained just 4.94% for the year, in U.S. dollars, compared to a 13.69% return for the S&P 500 Index. Domestic mid- and small-cap index returns were positive, but lower than returns on large-cap stocks.

In the U.S. bond market, most sectors generated positive returns, but the range of returns was quite wide. As investors grew defensive during periods of volatility, the highest quality sectors outperformed. Long-term Treasuries were the period's strongest performers, as interest rates fell. High-yield corporate and emerging market bonds, both of which appeared attractive at the beginning of the year, generated returns in the low single digits after a particularly weak second half of the year.

Significant Performance Factors

The Fund is designed to manage exposure to equity market volatility while at the same time seeking to generate total return for shareholders commensurate with a growth-oriented profile. In general, we decrease equity exposure when volatility is high and increase exposure to the equity markets when stock price volatility is

Annual Report 2014
4

Columbia Variable Portfolio — Managed Volatility Growth Fund

Manager Discussion of Fund Performance (continued)

low. In 2014, equity market volatility was generally lower than it was in 2013. However, it fluctuated, which was reflected in changing equity weights during the year. The Fund was overweight in equities in the periods leading up to two major events that sent volatility higher: In January, in response to the Russia-Ukraine conflict, and again in October, as concerns mounted about the pace of economic growth outside the United States. When volatility rose during these periods, we lowered equity exposure in the Fund.

In general, below-benchmark returns from underlying funds in the portfolio offset the benefits of the Fund's higher-than-normal equity exposure. Within the Fund's equity holdings, funds that invested in the large-cap segment of the U.S. stock market were the best performers. Columbia Variable Portfolio — Large Cap Growth Fund and Columbia Variable Portfolio — Large Core Quantitative Fund outperformed their respective benchmarks. Even though international stocks lagged, a position in Variable Portfolio — Invesco International Growth Fund aided results. Among the Fund's fixed-income holdings, Columbia Variable Portfolio — Income Opportunities Fund and Variable Portfolio — American Century Diversified Bond Fund outperformed their respective benchmarks.

The Fund also invests in certain derivative instruments designed to shield the portfolio from the full effect of sharp market declines. The value of these investments, which is tied to the level of market volatility, fell during the period, detracting from performance. To achieve the tactical positioning necessary to manage volatility, the Fund invests in equity and fixed-income futures. These investments modestly detracted from portfolio performance relative to the blended benchmark.

Market Volatility Positioning

We continue to follow long-term measures of predicted equity market volatility to determine how to adjust the Fund's equity exposure to best manage volatility and its effects on the investment portfolio. For now, we believe these measures are consistent with the potential for ongoing equity market strength. Any change in key indicators could signal oncoming equity market volatility and would trigger a potential adjustment to the portfolio's exposure to equities.

Looking Ahead

We began calendar year 2015 with a somewhat cautious view. Still, we currently expect stocks to outperform, while we expect cash and fixed-income assets to underperform. In our view, economic growth in Japan and Europe is an essential ingredient for global equities to continue to perform well. Most strategists believe that at some point in 2015, the Fed will remove its zero interest rate policy and start to move short-term interest rates higher. If policymakers take this action, they presumably would prefer long-term interest rates to stay low. However, the dynamics for the long end of the yield curve and inflation across both the United States and the rest of the globe may be out of the Fed's control.

We currently believe key drivers for returns in 2015 will include the U.S. dollar, commodity price trends and monetary policy changes by central banks worldwide. We believe each of the three is likely to have a meaningful impact on U.S. consumers. At this stage in the U.S. economic cycle, we expect leadership to pass from the manufacturing and industrials sectors to the service and consumer-related sectors, which bears watching. Against this current backdrop, we will continue to link the Fund's equity allocation to market volatility, which we expect to rise in 2015.

Annual Report 2014
5

Columbia Variable Portfolio — Managed Volatility Growth Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective Expenses Paid During the Period" column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	1,003.40	1,022.74	2.47	2.50	0.49	5.45	5.51	1.08

Expenses paid during the period are equal to the Fund's annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Annual Report 2014
6

Columbia Variable Portfolio — Managed Volatility Growth Fund

Portfolio of Investments

December 31, 2014

(Percentages represent value of investments compared to net assets)

Equity Funds 59.9%

	Shares	Value ($)
International 15.4%
Columbia Variable Portfolio — Emerging Markets Fund, Class 1(a)	5,211,521	80,101,082
Variable Portfolio — Columbia Wanger International Equities Fund, Class 1(a)	7,713,264	95,721,609
Variable Portfolio — DFA International Value Fund, Class 1(a)	15,987,196	160,351,572
Variable Portfolio — Invesco International Growth Fund, Class 1(a)	13,334,315	166,145,559
Variable Portfolio — Mondrian International Small Cap Fund, Class 1(a)	8,008,566	97,464,254
Variable Portfolio — Pyramis® International Equity Fund, Class 1(a)	14,873,679	163,461,730
Variable Portfolio — Pyrford International Equity Fund, Class 1(a)	16,013,266	163,975,847
Total		927,221,653
U.S. Large Cap 33.2%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1(a)(b)	14,543,380	235,457,321
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1(a)(b)	10,539,251	210,679,636
Columbia Variable Portfolio — Large Cap Growth Fund, Class 1(a)(b)	9,409,365	111,406,882
Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1(a)(b)	5,104,017	183,081,093
Columbia Variable Portfolio — Select Large Cap Growth Fund, Class 1(a)(b)	6,238,395	108,610,450
Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1(a)(b)	9,206,344	165,898,316
Variable Portfolio — Holland Large Cap Growth Fund, Class 1(a)(b)	5,683,387	105,710,994
Variable Portfolio — Loomis Sayles Growth Fund, Class 1(a)(b)	3,941,154	73,936,043
Variable Portfolio — MFS Value Fund, Class 1(a)(b)	12,979,393	243,363,626
Variable Portfolio — NFJ Dividend Value Fund, Class 1(a)(b)	11,264,193	210,527,759

Equity Funds (continued)

	Shares	Value ($)
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1(a)(b)	5,661,114	110,618,162
Variable Portfolio — Sit Dividend Growth Fund, Class 1(a)(b)	15,159,077	233,449,794
Total		1,992,740,076
U.S. Mid Cap 4.2%
Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1(a)(b)	2,298,419	42,405,824
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1(a)(b)	5,901,861	111,545,174
Variable Portfolio — Victory Established Value Fund, Class 1(a)(b)	5,137,741	96,229,900
Total		250,180,898
U.S. Small Cap 7.1%
Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1(a)(b)	4,144,390	78,246,078
Variable Portfolio — Partners Small Cap Growth Fund, Class 1(a)(b)	5,712,096	104,245,757
Variable Portfolio — Partners Small Cap Value Fund, Class 1(a)(b)	10,631,194	243,666,971
Total		426,158,806
Total Equity Funds (Cost: $3,425,033,012)		3,596,301,433

Fixed-Income Funds 10.4%

Floating Rate 0.5%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1(a)	3,210,824	30,567,046
Global Bond 0.8%
Columbia Variable Portfolio — Global Bond Fund, Class 1(a)(b)	4,846,003	49,719,987
High Yield 1.4%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1(a)(b)	8,913,373	80,755,163

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
7

Columbia Variable Portfolio — Managed Volatility Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Fixed-Income Funds (continued)

	Shares	Value ($)
Inflation Protected Securities 1.1%
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1(a)(b)	7,034,420	66,756,648
Investment Grade 6.1%
Columbia Variable Portfolio — Core Bond Fund, Class 1(a)	602,806	6,040,120
Columbia Variable Portfolio — Diversified Bond Fund, Class 1(a)	7,273,561	74,335,790
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1(a)	7,203,485	72,899,267
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1(a)	3,950,687	41,956,294
Variable Portfolio — American Century Diversified Bond Fund, Class 1(a)	6,805,205	75,197,516
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1(a)	6,887,648	75,350,868
Variable Portfolio — TCW Core Plus Bond Fund, Class 1(a)	1,966,673	20,591,065
Total		366,370,920
Multisector 0.5%
Columbia Variable Portfolio — Strategic Income Fund, Class 1(a)	3,388,995	29,518,145
Total Fixed-Income Funds (Cost: $620,020,728)		623,687,909

Corporate Bonds & Notes(c) 0.8%

Issuer	Coupon Rate	Principal Amount	Value ($)
Aerospace & Defense —%
BAE Systems Holdings, Inc.(d) 10/07/24	3.800%	190,000	194,765
L-3 Communications Corp. 05/28/24	3.950%	360,000	362,978
Northrop Grumman Corp. Senior Unsecured 08/01/23	3.250%	515,000	518,879
Total			1,076,622

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 0.1%
Bank of America Corp. Senior Unsecured 04/01/24	4.000%	330,000	343,604
Goldman Sachs Group, Inc. (The) Senior Unsecured 07/08/24	3.850%	605,000	620,328
HSBC Holdings PLC Senior Unsecured 03/30/22	4.000%	495,000	526,827
JPMorgan Chase & Co. Senior Unsecured 05/13/24	3.625%	465,000	475,975
Morgan Stanley Senior Unsecured 10/23/24	3.700%	432,000	437,884
Wells Fargo & Co. Senior Unsecured 09/08/17	1.400%	340,000	339,724
Total			2,744,342
Cable and Satellite —%
NBCUniversal Media LLC 01/15/43	4.450%	505,000	535,105
Time Warner Cable, Inc. 09/15/42	4.500%	365,000	375,199
Total			910,304
Chemicals —%
Dow Chemical Co. (The) Senior Unsecured 10/01/44	4.625%	295,000	298,745
LYB International Finance BV 07/15/23	4.000%	230,000	235,277
Total			534,022
Consumer Products —%
Clorox Co. (The) Senior Unsecured 12/15/24	3.500%	455,000	455,973
Diversified Manufacturing —%
General Electric Co. Senior Unsecured 03/11/44	4.500%	205,000	225,340
Electric 0.2%
Appalachian Power Co. Senior Unsecured 05/15/44	4.400%	120,000	126,096

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia Variable Portfolio — Managed Volatility Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Berkshire Hathaway Energy Co. Senior Unsecured(d) 02/01/45	4.500%	336,000	351,573
CMS Energy Corp. Senior Unsecured 03/15/22	5.050%	130,000	145,744
03/01/44	4.875%	345,000	377,431
CenterPoint Energy Houston Electric LLC 04/01/44	4.500%	75,000	83,710
DTE Energy Co. Senior Unsecured 06/01/16	6.350%	55,000	59,029
Dominion Resources, Inc. Senior Unsecured 09/15/42	4.050%	605,000	590,144
Duke Energy Corp. Senior Unsecured 10/15/23	3.950%	859,000	910,697
Indiana Michigan Power Co. Senior Unsecured 03/15/23	3.200%	300,000	301,631
Nevada Power Co. 01/15/15	5.875%	140,000	140,288
NextEra Energy Capital Holdings 06/01/15	1.200%	272,000	272,512
Northeast Utilities Senior Unsecured 05/01/18	1.450%	481,000	473,696
Oncor Electric Delivery Co. LLC Senior Secured 09/30/17	5.000%	766,000	832,123
06/01/42	5.300%	50,000	62,054
PPL Capital Funding, Inc. 03/15/24	3.950%	620,000	645,515
PSEG Power LLC 11/15/18	2.450%	50,000	50,080
11/15/23	4.300%	165,000	173,000
Pacific Gas & Electric Co. Senior Unsecured 02/15/24	3.750%	140,000	145,771
02/15/44	4.750%	275,000	303,896
03/15/45	4.300%	50,000	51,323
Southern California Edison Co. 1st Refunding Mortgage 10/01/43	4.650%	65,000	73,614
Southern Co. (The) Senior Unsecured 09/15/15	2.375%	245,000	247,668

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
TransAlta Corp. Senior Unsecured 01/15/15	4.750%		605,000	605,940
06/03/17	1.900%		430,000	428,179
11/25/20	5.000%	CAD	430,000	387,685
Xcel Energy, Inc. Senior Unsecured 05/09/16	0.750%		556,000	555,006
Total				8,394,405
Finance Companies —%
General Electric Capital Corp. Senior Unsecured 05/15/24	3.450%		1,175,000	1,215,518
Food and Beverage 0.1%

Anheuser-Busch InBev Finance, Inc.

01/17/23	2.625%		75,000	72,803
Anheuser-Busch InBev Worldwide, Inc. 07/15/17	1.375%		445,000	444,605
ConAgra Foods, Inc. Senior Unsecured 01/25/43	4.650%		260,000	271,354
Diageo Finance BV 10/28/15	5.300%		303,000	314,110
General Mills, Inc. 11/16/20	2.100%	EUR	440,000	569,746
Grupo Bimbo SAB de CV(d) 01/25/22	4.500%		150,000	158,078
Heineken NV Senior Unsecured(d) 10/01/42	4.000%		150,000	146,172
Molson Coors Brewing Co. 05/01/42	5.000%		420,000	455,897
PepsiCo, Inc. Senior Unsecured 08/13/15	0.700%		325,000	325,611
08/13/42	3.600%		75,000	70,064
SABMiller Holdings, Inc.(d) 01/15/42	4.950%		305,000	343,584
Sysco Corp. 10/02/44	4.500%		150,000	162,701
Wm. Wrigley Jr., Co. Senior Unsecured(d) 10/21/19	2.900%		605,000	612,825
Total				3,947,550

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Variable Portfolio — Managed Volatility Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Health Care —%
Becton Dickinson and Co. Senior Unsecured 12/15/24	3.734%	75,000	77,218
Express Scripts Holding Co. 05/15/16	3.125%	595,000	611,626
McKesson Corp. Senior Unsecured 12/04/15	0.950%	507,000	508,197
03/15/23	2.850%	100,000	95,514
Medtronic, Inc. Senior Unsecured(d) 03/15/45	4.625%	139,000	150,675
Total			1,443,230
Healthcare Insurance —%
Cigna Corporation 03/15/21	4.500%	315,000	344,602
UnitedHealth Group, Inc. Senior Unsecured 10/15/15	0.850%	590,000	591,707
03/15/22	2.875%	195,000	195,624
Total			1,131,933
Independent Energy 0.1%
Anadarko Petroleum Corp. Senior Unsecured 09/15/16	5.950%	475,000	507,955
Apache Corp. Senior Unsecured 01/15/44	4.250%	129,000	112,738
Canadian Natural Resources Ltd. Senior Unsecured 08/15/16	6.000%	149,000	161,310
04/15/24	3.800%	635,000	624,058
Canadian Oil Sands Ltd. Senior Unsecured(d) 04/01/42	6.000%	125,000	112,864
Continental Resources, Inc. 09/15/22	5.000%	215,000	208,013
06/01/44	4.900%	315,000	272,998
Hess Corp. Senior Unsecured 02/15/41	5.600%	140,000	150,165
Marathon Oil Corp. Senior Unsecured 11/01/15	0.900%	20,000	19,942

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Noble Energy, Inc. Senior Unsecured 11/15/43	5.250%	245,000	248,809
11/15/44	5.050%	175,000	172,975
Woodside Finance Ltd.(d) 05/10/21	4.600%	177,000	188,566
Total			2,780,393
Integrated Energy —%
Cenovus Energy, Inc. Senior Unsecured 09/15/23	3.800%	180,000	175,770
09/15/42	4.450%	170,000	147,016
Total			322,786
Life Insurance —%
Five Corners Funding Trust Senior Unsecured(d) 11/15/23	4.419%	1,035,000	1,096,844
Guardian Life Insurance Co. of America (The) Subordinated Notes(d) 06/19/64	4.875%	80,000	85,168
MetLife, Inc. Senior Unsecured 09/15/23	4.368%	390,000	425,251
Teachers Insurance & Annuity Association of America Subordinated Notes(d) 09/15/44	4.900%	520,000	581,527
Total			2,188,790
Media and Entertainment 0.1%
21st Century Fox America, Inc.(d) 09/15/44	4.750%	440,000	480,818
Scripps Networks Interactive, Inc. Senior Unsecured 11/15/24	3.900%	688,000	700,507
Sky PLC(d) 11/26/22	3.125%	835,000	817,857
Thomson Reuters Corp. Senior Unsecured 05/23/16	0.875%	238,000	236,767
05/23/43	4.500%	375,000	375,249
Time Warner, Inc. 03/29/41	6.250%	215,000	266,974
Total			2,878,172

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Variable Portfolio — Managed Volatility Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Metals —%
BHP Billiton Finance USA Ltd. 09/30/43	5.000%	95,000	107,684
Barrick Gold Corp. Senior Unsecured 04/01/42	5.250%	120,000	110,922
Barrick North America Finance LLC 05/01/43	5.750%	55,000	54,573
Newmont Mining Corp. 03/15/42	4.875%	165,000	143,713
Rio Tinto Finance USA PLC 08/21/42	4.125%	80,000	77,676
Teck Resources Ltd. 03/01/42	5.200%	175,000	143,087
Vale SA Senior Unsecured 09/11/42	5.625%	215,000	200,253
Total			837,908
Midstream 0.1%
El Paso Pipeline Partners Operating Co. LLC 05/01/24	4.300%	235,000	235,455
Energy Transfer Partners LP Senior Unsecured 02/01/43	5.150%	65,000	64,326
Enterprise Products Operating LLC 02/15/45	5.100%	245,000	263,422
Kinder Morgan Energy Partners LP 02/15/23	3.450%	811,000	776,337
03/01/43	5.000%	165,000	156,738
Plains All American Pipeline LP/Finance Corp. Senior Unsecured 01/31/23	2.850%	430,000	406,609
Southern Natural Gas Co. LLC Senior Unsecured(d) 04/01/17	5.900%	101,000	108,599
TransCanada PipeLines Ltd. Senior Unsecured 03/02/15	0.875%	710,000	710,377
10/16/23	3.750%	75,000	75,087
Total			2,796,950
Natural Gas —%
Sempra Energy Senior Unsecured 04/01/17	2.300%	245,000	249,504
06/15/24	3.550%	805,000	812,474
Total			1,061,978

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Oil Field Services —%
Noble Holding International Ltd. 03/15/42	5.250%		525,000	414,141
Pharmaceuticals —%
AbbVie, Inc. Senior Unsecured 11/06/15	1.200%		605,000	606,778
11/06/17	1.750%		115,000	115,250
Amgen, Inc. Senior Unsecured 06/15/16	2.300%		475,000	482,500
05/15/43	5.375%		260,000	302,053
Total				1,506,581
Property & Casualty —%
Alleghany Corp. Senior Unsecured 09/15/44	4.900%		165,000	173,083
Berkshire Hathaway Finance Corp. 05/15/42	4.400%		555,000	596,951
Liberty Mutual Group, Inc.(d) 05/01/22	4.950%		280,000	302,923
Loews Corp. Senior Unsecured 05/15/23	2.625%		150,000	141,717
Total				1,214,674
Railroads —%
Burlington Northern Santa Fe LLC Senior Unsecured 09/01/44	4.550%		5,000	5,366
CSX Corp. Senior Unsecured 03/15/44	4.100%		405,000	401,196
Total				406,562
Refining —%
Heathrow Funding Ltd. Senior Secured 02/15/25	5.225%	GBP	233,000	422,909
Marathon Petroleum Corp. Senior Unsecured 03/01/16	3.500%		315,000	322,794
09/15/44	4.750%		240,000	226,657
Phillips 66 05/01/17	2.950%		305,000	314,999
11/15/44	4.875%		210,000	214,945
Total				1,502,304

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Variable Portfolio — Managed Volatility Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Restaurants —%
Yum! Brands, Inc. Senior Unsecured 11/01/23	3.875%		505,000	514,268
Retailers —%
Target Corp. Senior Unsecured 07/01/24	3.500%		235,000	243,971
Technology —%
International Business Machine Corp. Senior Unsecured 11/19/19	1.375%	EUR	466,000	588,054
Oracle Corp. Senior Unsecured 01/10/21	2.250%	EUR	349,000	460,290
07/08/44	4.500%		185,000	200,942
Total				1,249,286
Transportation Services —%
ERAC U.S.A. Finance LLC(d) 11/15/24	3.850%		195,000	197,759
FedEx Corp. 01/15/44	5.100%		169,000	195,138
Total				392,897
Wireless —%
America Movil SAB de CV Senior Unsecured 07/16/42	4.375%		200,000	191,600
CC Holdings GS V LLC/Crown Castle GS III Corp. Senior Secured 12/15/17	2.381%		128,000	129,135
Rogers Communications, Inc. 03/15/23	3.000%		580,000	561,744
03/15/43	4.500%		60,000	60,326
Vodafone Group PLC Senior Unsecured 02/19/43	4.375%		165,000	160,807
Total				1,103,612
Wirelines 0.1%
AT&T, Inc. Senior Unsecured 08/15/16	2.400%		640,000	652,944
06/15/45	4.350%		820,000	773,059

Corporate Bonds & Notes(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Orange SA Senior Unsecured 02/21/17	4.750%	EUR	163,000	215,565
02/06/44	5.500%		75,000	87,560
Verizon Communications, Inc. Senior Unsecured 11/01/21	3.500%		225,000	230,016
03/15/24	4.150%		390,000	403,741
11/01/42	3.850%		955,000	855,100
Total				3,217,985
Total Corporate Bonds & Notes (Cost: $46,210,288)				46,712,497

Residential Mortgage-Backed Securities — Agency 2.1%

Federal National Mortgage Association(e)(f) 01/20/30	2.500%	5,000,000	5,090,625
01/20/30	3.000%	5,000,000	5,197,071
01/20/30- 01/14/45	3.500%	106,275,000	111,552,529
01/14/45	4.000%	5,000,000	5,336,269
Total Residential Mortgage-Backed Securities — Agency (Cost: $126,674,715)			127,176,494

Exchange-Traded Funds 6.7%

	Shares	Value ($)
SPDR S&P 500 ETF Trust	788,300	161,995,650
iShares MSCI EAFE ETF	3,996,115	243,123,637
Total Exchange-Traded Funds (Cost: $402,497,933)		405,119,287

Options Purchased Puts 2.3%

Issuer	Notional ($)/ Contracts	Exercise Price ($)	Expiration Date	Value ($)
S&P 500 Index 3,809		1,700.00	12/16/16	40,794,390
	7,161	1,800.00	12/16/16	95,384,520
Total Options Purchased Puts (Cost: $155,097,663)				136,178,910

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Variable Portfolio — Managed Volatility Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Money Market Funds 19.0%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.115%(a)(g)	1,142,018,803	1,142,018,803
Total Money Market Funds (Cost: $1,142,018,803)		1,142,018,803
Total Investments (Cost: $5,917,553,142)		6,077,195,333
Other Assets & Liabilities, Net		(71,713,128)
Net Assets		6,005,482,205

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at December 31, 2014

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Standard Chartered Bank	01/20/2015	421,870 USD	268,000 GBP	—	(4,216)
UBS Securities LLC	01/20/2015	1,527,000 EUR	1,908,070 USD	60,019	—
Total				60,019	(4,216)

Futures Contracts Outstanding at December 31, 2014

At December 31, 2014, cash totaling $64,858,663 was pledged as collateral to cover initial margin requirements on open futures contracts.

Long Futures Contracts Outstanding

Contract Description		Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
10	YR MINI JGB	4	JPY	493,705	03/2015	1,783	—
CAN 10YR BOND		6	CAD	715,373	03/2015	13,367	—
DAX INDEX		49	EUR	14,591,133	03/2015	750,742	—
EMINI MSCI EAFE INDEX		49	USD	4,306,855	03/2015	39,825	—
EURO BUXL 30YR BOND		1	EUR	187,534	03/2015	8,879	—
EURO STOXX 50		369	EUR	13,989,112	03/2015	722,744	—
EURO-BOBL		20	EUR	3,152,907	03/2015	17,650	—
EURO-BUND		12	EUR	2,263,326	03/2015	40,815	—
EURO-SCHATZ		32	EUR	4,301,583	03/2015	6,057	—
FTSE/MIB INDEX		111	EUR	12,806,318	03/2015	679,644	—
HANG SENG INDEX		109	HKD	16,620,615	01/2015	—	(84,063)
LONG GILT		17	GBP	3,167,093	03/2015	66,027	—
RUSSELL 2000 EMINI ICE		789	USD	94,735,230	03/2015	2,708,955	—
S&P 500		115	USD	59,006,500	03/2015	1,784,978	—
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
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Columbia Variable Portfolio — Managed Volatility Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Long Futures Contracts Outstanding (continued)

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P500 EMINI	8,532	USD	875,553,840	03/2015	22,691,525	—
SPI 200	127	AUD	13,953,110	03/2015	723,003	—
TOPIX INDEX	640	JPY	75,204,542	03/2015	—	(1,753,117)
US 5YR NOTE	4,825	USD	573,835,755	03/2015	235,184	—
US ULTRA T-BOND	614	USD	101,425,125	03/2015	4,689,993	—
Total			1,870,309,656		35,181,171	(1,837,180)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 10YR NOTE	(11)	USD	(1,394,765)	03/2015	—	(4,658)
US 2YR NOTE	(2,468)	USD	(539,489,375)	03/2015	689,071	—
US LONG BOND	(94)	USD	(13,588,875)	03/2015	—	(371,170)
US ULTRA T-BOND	(8)	USD	(1,321,500)	03/2015	—	(59,720)
Total			(555,794,515)		689,071	(435,548)

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	359,242,519	1,828,019,738	(1,045,243,454)	—	1,142,018,803	—	747,898	1,142,018,803
Columbia Variable Portfolio — Contrarian Core Fund, Class 1	64,072,907	145,858,434	(57,326)	(278)	209,873,737	—	—	235,457,321
Columbia Variable Portfolio — Core Bond Fund, Class 1	—	6,010,000	—	—	6,010,000	—	—	6,040,120
Columbia Variable Portfolio — Diversified Bond Fund, Class 1	24,283,058	49,761,502	(29,349)	(3,299)	74,011,912	256,803	1,482,810	74,335,790
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1	65,023,185	128,360,770	(51,457)	—	193,332,498	—	—	210,679,636
Columbia Variable Portfolio — Emerging Markets Fund, Class 1	27,599,260	54,521,155	(4,483)	(305)	82,115,627	190,857	198,530	80,101,082
Columbia Variable Portfolio — Global Bond Fund, Class 1	14,877,833	37,152,386	(21,523)	(1,006)	52,007,690	1,346,278	—	49,719,987

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Variable Portfolio — Managed Volatility Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — Income Opportunities Fund, Class 1	25,940,905	53,351,049	(29,878)	(3,769)	79,258,307	—	—	80,755,163
Columbia Variable Portfolio — Large Cap Growth Fund, Class 1	32,268,204	65,264,409	(10,036)	(327)	97,522,250	—	—	111,406,882
Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1	48,684,832	112,294,538	(18,158)	—	160,961,212	—	—	183,081,093
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1	23,997,301	51,093,316	(29,397)	(669)	75,060,551	1,046,037	1,006,790	72,899,267
Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1	19,742,257	28,895,059	(12,492,157)	476,514	36,621,673	—	—	42,405,824
Columbia Variable Portfolio — Select Large Cap Growth Fund, Class 1	32,719,233	71,796,048	(6,307)	(534)	104,508,440	5,514,414	—	108,610,450
Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1	49,570,262	100,422,296	(39,135)	—	149,953,423	—	—	165,898,316
Columbia Variable Portfolio — Strategic Income Fund, Class 1	13,411,280	28,880,932	(12,019,810)	(486,807)	29,785,595	334,820	1,051,156	29,518,145
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1	13,394,941	27,585,954	(16,133)	(187)	40,964,575	—	570,479	41,956,294
Variable Portfolio — American Century Diversified Bond Fund, Class 1	24,162,170	49,271,941	(29,036)	(1,532)	73,403,543	48,681	888,308	75,197,516
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1	20,329,995	44,131,011	(918,745)	(18,978)	63,523,283	—	—	66,756,648
Variable Portfolio — Columbia Wanger International Equities Fund, Class 1	37,149,273	68,908,402	(188,965)	(4,024)	105,864,686	5,592,336	1,740,231	95,721,609
Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1	22,568,089	50,916,589	(36,906)	(900)	73,446,872	—	—	78,246,078
Variable Portfolio — DFA International Value Fund, Class 1	53,314,145	125,374,004	(35,343)	(729)	178,652,077	4,827,162	2,968,684	160,351,572

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Variable Portfolio — Managed Volatility Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1	9,985,647	21,678,019	(12,075)	(385)	31,651,206	206,953	988,039	30,567,046
Variable Portfolio — Holland Large Cap Growth Fund, Class 1	32,210,568	65,381,031	(21,990)	(751)	97,568,858	—	—	105,710,994
Variable Portfolio — Invesco International Growth Fund, Class 1	53,230,193	122,184,059	(28,518)	(189)	175,385,545	9,178,962	2,218,175	166,145,559
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1	24,185,944	50,023,059	(26,539)	(959)	74,181,505	52,339	1,100,108	75,350,868
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1	46,385,917	73,804,330	(21,617,256)	448,919	99,021,910	—	—	111,545,174
Variable Portfolio — Loomis Sayles Growth Fund, Class 1	32,223,788	32,499,102	(2)	—	64,722,888	—	—	73,936,043
Variable Portfolio — MFS Value Fund, Class 1	71,283,316	147,984,568	(38,148)	—	219,229,736	—	—	243,363,626
Variable Portfolio — Mondrian International Small Cap Fund, Class 1	37,206,983	69,687,324	(15,892)	(46)	106,878,369	3,382,287	1,174,181	97,464,254
Variable Portfolio — NFJ Dividend Value Fund, Class 1	65,019,485	128,805,264	(54,148)	—	193,770,601	—	—	210,527,759
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1	31,893,687	66,784,359	(9,639)	(491)	98,667,916	—	—	110,618,162
Variable Portfolio — Partners Small Cap Growth Fund, Class 1	31,064,429	68,630,305	(102,493)	(4,739)	99,587,502	—	—	104,245,757
Variable Portfolio — Partners Small Cap Value Fund, Class 1	73,621,136	159,086,685	(100,386)	(709)	232,606,726	—	—	243,666,971
Variable Portfolio — Pyramis® International Equity Fund, Class 1	53,267,722	129,435,833	(62,212)	(1,506)	182,639,837	9,938,703	1,887,445	163,461,730
Variable Portfolio — Pyrford International Equity Fund, Class 1	54,556,859	113,767,133	(54,780)	(775)	168,268,437	61,154	3,357,399	163,975,847
Variable Portfolio — Sit Dividend Growth Fund, Class 1	64,647,985	145,583,521	(27,620)	—	210,203,886	—	—	233,449,794
Variable Portfolio — TCW Core Plus Bond Fund, Class 1	6,718,374	13,444,188	—	—	20,162,562	—	65,557	20,591,065
Variable Portfolio — Victory Established Value Fund, Class 1	39,413,229	60,926,810	(16,745,757)	34,023	83,628,305	—	—	96,229,900
Total	1,699,266,911	4,597,575,123	(1,110,195,053)	425,562	5,187,072,543	41,977,786	21,445,790	5,362,008,145

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Variable Portfolio — Managed Volatility Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Notes to Portfolio of Investments (continued)

(b)  Non-income producing.

(c)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of these securities amounted to $5,930,597 or 0.10% of net assets.

(e)  Represents a security purchased on a when-issued or delayed delivery basis.

(f)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g)  The rate shown is the seven-day current annualized yield at December 31, 2014.

Currency Legend

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  British Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Growth Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds
Equity Funds	3,596,301,433	—	—	3,596,301,433
Fixed-Income Funds	623,687,909	—	—	623,687,909
Money Market Funds	1,142,018,803	—	—	1,142,018,803
Total Mutual Funds	5,362,008,145	—	—	5,362,008,145
Bonds
Corporate Bonds & Notes	—	46,712,497	—	46,712,497
Residential Mortgage-Backed Securities — Agency	—	127,176,494	—	127,176,494
Total Bonds	—	173,888,991	—	173,888,991
Equity Securities
Exchange-Traded Funds	405,119,287	—	—	405,119,287
Total Equity Securities	405,119,287	—	—	405,119,287
Other
Options Purchased Puts	136,178,910	—	—	136,178,910
Total Other	136,178,910	—	—	136,178,910
Investments in Securities	5,903,306,342	173,888,991	—	6,077,195,333
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	60,019	—	60,019
Futures Contracts	35,870,242	—	—	35,870,242
Liabilities
Forward Foreign Currency Exchange Contracts	—	(4,216)	—	(4,216)
Futures Contracts	(2,272,728)	—	—	(2,272,728)
Total	5,936,903,856	173,944,794	—	6,110,848,650

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

Forward foreign currency exchange contracts and futures contracts are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Growth Fund

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $575,382,936)	$579,008,278
Affiliated issuers (identified cost $5,187,072,543)	5,362,008,145
Options purchased (identified cost $155,097,663)	136,178,910
Total investments (identified cost $5,917,553,142)	6,077,195,333
Foreign currency (identified cost $28,555)	28,219
Margin deposits	64,858,663
Unrealized appreciation on forward foreign currency exchange contracts	60,019
Receivable for:
Capital shares sold	1,694,080
Dividends	995,118
Interest	614,801
Reclaims	149
Variation margin	1,192,085
Prepaid expenses	29,732
Trustees' deferred compensation plan	12,376
Total assets	6,146,680,575
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	4,216
Payable for:
Investments purchased	951,886
Investments purchased on a delayed delivery basis	126,862,854
Capital shares purchased	334,244
Variation margin	12,882,550
Investment management fees	29,435
Distribution and/or service fees	41,290
Transfer agent fees	2,946
Administration fees	4,982
Compensation of board members	4,419
Chief compliance officer expenses	629
Other expenses	66,543
Trustees' deferred compensation plan	12,376
Total liabilities	141,198,370
Net assets applicable to outstanding capital stock	$6,005,482,205
Represented by
Trust capital	$6,005,482,205
Total — representing net assets applicable to outstanding capital stock	$6,005,482,205
Class 2
Net assets	$6,005,482,205
Shares outstanding	514,224,680
Net asset value per share	$11.68

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
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Columbia Variable Portfolio — Managed Volatility Growth Fund

Statement of Operations

Year Ended December 31, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$10,103,933
Dividends — affiliated issuers	21,445,790
Interest	390,764
Foreign taxes withheld	(143)
Total income	31,940,344
Expenses:
Investment management fees	7,849,755
Distribution and/or service fees
Class 2	10,677,464
Transfer agent fees
Class 2	760,470
Administration fees	1,306,582
Compensation of board members	98,631
Custodian fees	23,846
Printing and postage fees	90,893
Professional fees	139,592
Chief compliance officer expenses	2,203
Other	47,390
Total expenses	20,996,826
Net investment income	10,943,518
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	884,458
Investments — affiliated issuers	425,562
Capital gain distributions from underlying affiliated funds	41,977,786
Foreign currency translations	366,537
Forward foreign currency exchange contracts	48,270
Futures contracts	96,556,376
Options purchased	(53,891,112)
Net realized gain	86,367,877
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(3,165,077)
Investments — affiliated issuers	111,461,787
Foreign currency translations	(535,023)
Forward foreign currency exchange contracts	55,803
Futures contracts	18,022,785
Options purchased	(6,628,799)
Net change in unrealized appreciation	119,211,476
Net realized and unrealized gain	205,579,353
Net increase in net assets resulting from operations	$216,522,871

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
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Columbia Variable Portfolio — Managed Volatility Growth Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013(a)
Operations
Net investment income	$10,943,518	$974,302
Net realized gain	86,367,877	5,362,595
Net change in unrealized appreciation	119,211,476	73,563,383
Net increase in net assets resulting from operations	216,522,871	79,900,280
Increase in net assets from capital stock activity	3,796,906,723	1,902,152,331
Total increase in net assets	4,013,429,594	1,982,052,611
Net assets at beginning of year	1,992,052,611	10,000,000
Net assets at end of year	$6,005,482,205	$1,992,052,611

(a) Based on operations from April 12, 2013 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Growth Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2 shares
Subscriptions	336,175,775	3,806,601,755	178,992,940	1,913,400,962
Redemptions	(850,875)	(9,695,032)	(1,093,160)	(11,248,631)
Net increase	335,324,900	3,796,906,723	177,899,780	1,902,152,331
Total net increase	335,324,900	3,796,906,723	177,899,780	1,902,152,331

(a) Based on operations from April 12, 2013 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
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Columbia Variable Portfolio — Managed Volatility Growth Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended December 31,
Class 2	2014		2013(a)
Per share data
Net asset value, beginning of period	$11.14		$10.00
Income from investment operations:
Net investment income	0.03		0.02
Net realized and unrealized gain	0.51		1.12
Total from investment operations	0.54		1.14
Net asset value, end of period	$11.68		$11.14
Total return	4.85%		11.40%
Ratios to average net assets(b)
Total gross expenses	0.49%		0.53	%(c)
Total net expenses(d)	0.49%		0.51	%(c)
Net investment income	0.26%		0.27	%(c)
Supplemental data
Net assets, end of period (in thousands)	$6,005,482		$1,992,053
Portfolio turnover	47	%(e)	36	%(e)

Notes to Financial Highlights

(a)  Based on operations from April 12, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 13% for the years ended December 31, 2013 and 2014, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
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Columbia Variable Portfolio — Managed Volatility Growth Fund

Notes to Financial Statements

December 31, 2014

Note 1. Organization

Columbia Variable Portfolio — Managed Volatility Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund is a "fund-of-funds", investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or its affiliates, as well as third-party advised (unaffiliated) funds, including exchange-traded funds (ETFs) (Underlying Funds).

For information on the Underlying Funds, please refer to the Fund's current prospectus and the prospectuses of the Underlying Funds.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by buying a Contract.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange (NYSE) on the valuation date.

All equity securities and ETFs are valued at the close of business of the NYSE. Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good

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Columbia Variable Portfolio — Managed Volatility Growth Fund

Notes to Financial Statements (continued)

December 31, 2014

faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter

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Columbia Variable Portfolio — Managed Volatility Growth Fund

Notes to Financial Statements (continued)

December 31, 2014

derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to U.S. dollars and to shift investment exposure from one currency to another. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage the duration and yield curve exposure of the Fund versus the benchmark, manage exposure to movements in interest rates, manage exposure to the securities market and maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund's exposure to equity market risk and to increase return on investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance

Annual Report 2014
27

Columbia Variable Portfolio — Managed Volatility Growth Fund

Notes to Financial Statements (continued)

December 31, 2014

of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2014:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Asset Derivatives:
Forward Foreign Currency Exchange Contracts	60,019	—	60,019	—	—	—	60,019
Options Purchased Puts	136,178,910	—	136,178,910	—	—	—	136,178,910
Total	136,238,929	—	136,238,929	—	—	—	136,238,929
				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(c)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount($)(d)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	4,216	—	4,216	—	—	—	4,216

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

(c) Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(d) Represents the net amount due to counterparties in the event of default.

Annual Report 2014
28

Columbia Variable Portfolio — Managed Volatility Growth Fund

Notes to Financial Statements (continued)

December 31, 2014

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2014:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	30,101,417	*
Equity risk	Investments, at value — options purchased	136,178,910
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	60,019
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	5,768,825	*
Total		172,109,171
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized depreciation on futures contracts	1,837,180	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	4,216
Interest rate risk	Component of trust capital — unrealized depreciation on futures contracts	435,548	*
Total		2,276,944

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity risk	—	92,040,435	(53,891,112)	38,149,323
Foreign exchange risk	48,270	—	—	48,270
Interest rate risk	—	4,515,941	—	4,515,941
Total	48,270	96,556,376	(53,891,112)	42,713,534
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity risk	—	12,220,770	(6,628,799)	5,591,971
Foreign exchange risk	55,803	—	—	55,803
Interest rate risk	—	5,802,015	—	5,802,015
Total	55,803	18,022,785	(6,628,799)	11,449,789

The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2014:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	1,479,021,802
Futures contracts — Short	493,858,445
Derivative Instrument	Average Market Value ($)*
Options contracts — Purchased	108,977,028
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	25,788	(2,154)

*Based on the ending quarterly outstanding amounts for the year ended December 31, 2014.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which

Annual Report 2014
29

Columbia Variable Portfolio — Managed Volatility Growth Fund

Notes to Financial Statements (continued)

December 31, 2014

could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Corporate actions and dividend income are recorded on the ex-dividend date.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund's income and loss. The components of the Fund's net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Annual Report 2014
30

Columbia Variable Portfolio — Managed Volatility Growth Fund

Notes to Financial Statements (continued)

December 31, 2014

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees and Underlying Fund Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The Fund does not pay the Investment Manager a direct fee for investment management services on the portion of assets held in Underlying Funds that pay an investment management fee to the Investment Manager. For the portion of assets the Fund holds in securities (other than Underlying Funds that pay an investment advisory fee to the Investment Manager), including other funds advised by the Investment Manager that do not pay an investment advisory fee, derivatives and individual securities, the Investment Manager is paid a monthly fee that declines from 0.66% to 0.49% as assets increase. The effective investment management fee rate for the year ended December 31, 2014 was 0.18% of the Fund's average daily net assets.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of

Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The fee paid by the Fund with respect to investments in Underlying Funds that pay an investment management fee to the Investment Manager is 0.02% on all asset levels. The fee paid by the Fund with respect to assets invested in securities (other than Underlying Funds that pay an investment management fee to the Administrator or its affiliates), including other funds administered by the Administrator that do not pay an administrative fee, derivatives and individual securities declines from 0.06% to 0.03% as assets increase. The effective administration fee rate for the year ended December 31, 2014 was 0.03% of the Fund's average daily net assets.

Other Expenses

Other expenses include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.00% on assets invested in Underlying Funds that pay a transfer agency fee to the Transfer Agent and 0.06% of the Fund's average daily net assets on assets invested in securities (other than Underlying Funds that pay a transfer

Annual Report 2014
31

Columbia Variable Portfolio — Managed Volatility Growth Fund

Notes to Financial Statements (continued)

December 31, 2014

agency fee to the Transfer Agent), including other funds that do not pay a transfer agency fee to the Transfer Agent, ETFs, derivatives and individual securities. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended December 31, 2014, the Fund's effective transfer agent fee rate as a percentage of average daily net assets of Class 2 was 0.02%.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class 2 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, including indirect expenses of Underlying Funds and after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	May 1, 2014 through April 30, 2015	Prior to May 1, 2014
Class 2	1.10%	1.15%

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. This agreement may be modified or amended only with approval from all parties.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, but including mortgage dollar rolls, aggregated to $4,726,461,434 and $1,634,961,263, respectively, for the year ended December 31, 2014, of which $1,485,885,052 and

$1,420,585,740 were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Shareholder Concentration

At December 31, 2014, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended December 31, 2014.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Annual Report 2014
32

Columbia Variable Portfolio — Managed Volatility Growth Fund

Notes to Financial Statements (continued)

December 31, 2014

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
33

Columbia Variable Portfolio — Managed Volatility Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Columbia Variable Portfolio — Managed Volatility Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Managed Volatility Growth Fund (the "Fund", a series of Columbia Funds Variable Insurance Trust) at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2015

Annual Report 2014
34

Columbia Variable Portfolio — Managed Volatility Growth Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Insurance Trust.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	59

Spartan Stores, Inc. (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013

Janet Langford Kelly (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			59	None
Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	59	None
William E. Mayer (Born 1940) Trustee	1994	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996	59

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

Annual Report 2014
35

Columbia Variable Portfolio — Managed Volatility Growth Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	59

CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media); Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	59	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	59	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	59	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	59	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2014
36

Columbia Variable Portfolio — Managed Volatility Growth Fund

Trustees and Officers (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001 – April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 – September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005 – April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006 – April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 – August 2012

			191

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010 – December 2014; and Vice President and Group Counsel or Lead Counsel 2004 – January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014
37

Columbia Variable Portfolio — Managed Volatility Growth Fund

Trustees and Officers (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010 – January 2013 and Group Counsel, November 2008 – January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005 – April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007 – April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005 – April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006 – April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 – April 2010, and Vice President — Asset Management and Trust Company Services, 2006 – 2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004 – 2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005 – April 2010; officer of Columbia Funds and affiliated funds since 2005.

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Annual Report 2014
40

Columbia Variable Portfolio — Managed Volatility Growth Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiamanagement.com or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
41

Columbia Variable Portfolio — Managed Volatility Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6598 D (2/15)

Annual Report

December 31, 2014

Variable Portfolio — Multi-Manager Interest Rate
Adaptive Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	19
Trustees and Officers	20
Important Information About This Report	25

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

Performance Overview

Performance Summary

>  Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund (the Fund) Class 2 shares returned -0.46% from its inception on June 24, 2014 through December 31, 2014.

>  During the same time period, the Fund underperformed its Blended Index, which returned -0.16%, as well as the Citigroup 3-Month U.S. Treasury Bill Index, which returned 0.01%.

>  The Fund's exposure to high-yield and emerging market bonds and an underweight in higher quality bonds hampered results. Gains from absolute return strategies and a small position in equities partially offset these shortfalls.

Average Annual Total Returns (%) (for period ended December 31, 2014)

	Inception	Life cumulative
Class 2	06/24/14	-0.46
Blended Index		-0.16
Citigroup 3-Month U.S. Treasury Bill Index		0.01

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Blended Index, a weighted custom composite established by the Investment Manager, consists of 35% Barclays U.S. Aggregate Bond Index, 25% Barclays U.S. Corporate High-Yield Bond Index, 20% Barclays U.S. 1-5 Year Credit Index, 10% JPMorgan Emerging Markets Bond Global Index and 10% Citigroup 3-Month U.S. Treasury Bill Index. The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The Barclays U.S. Corporate High-Yield Bond Index is a market value-weighted index, which covers the U.S. non-investment grade fixed-rate debt market. The index is composed of U.S. dollar-denominated corporate debt in industrial, utility and finance sectors with a minimum $150 million par amount outstanding and a maturity greater than one year. The Barclays U.S. 1-5 Year Credit Index is an unmanaged index of dollar-denominated, nonconvertible U.S. corporate fixed income securities. The index also includes specified foreign fixed-income securities that meet its maturity, liquidity and quality requirements. Only publicly issued fixed-income securities with a remaining maturity from one to five years are included. The JPMorgan Emerging Markets Bond Index (EMBI) — Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.

The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (June 24, 2014 – December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014
3

Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

Manager Discussion of Fund Performance

Portfolio Management

Jeffrey Knight, CFA

Anwiti Bahuguna, Ph.D.

Kent Bergene

Dan Boncarosky, CFA

Portfolio Breakdown (%) (at December 31, 2014)
Alternative Investment Funds	4.0
Equity Funds	2.0
U.S. Large Cap	2.0
Fixed-Income Funds	94.0
Emerging Markets	10.1
Floating Rate	2.5
High Yield	27.4
Investment Grade	54.0
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

From its inception on June 24, 2014 through December 31, 2014, the Fund's Class 2 shares returned -0.46%. During the same time period, the Fund's Blended Index returned -0.16% and the Citigroup 3-Month U.S. Treasury Bill Index (Net) returned 0.01%. The Fund's overweight in the high-yield bond market hampered results, as the sector declined during the period. An underweight in higher quality bonds and an overweight in emerging market bonds also detracted from results. Gains from absolute return strategies and a small position in equities helped offset these shortfalls. The Fund's objective is to seek total return while adapting to interest rate, credit and inflation environments.

The Global Picture

Global economic growth was mixed in 2014, but on balance it averaged less than 3.0% over the period. Growth picked up in the U.S. and U.K., while Japan slipped into recession. The eurozone remained barely positive, on average, although some portions of the region — Italy, for example — likely contracted on a year-over-year basis. China's growth also likely fell short of its 7.5% target — but not by much. Emerging market growth was mixed, with Argentina and Venezuela in recession in Latin America and India stabilizing in emerging Asia. Central bank activity here in the United States reflected U.S. economic growth, with the U.S. Federal Reserve (the Fed) ending its monthly bond-buying program (known as quantitative easing) aimed at stimulating economic growth and keeping long-term rates low. In Europe, the central bank introduced new stimulus measures to help avoid recession. Low interest rates, declining commodity prices and a strong U.S. dollar all figured into the performance of global financial markets. The United States was the strongest-performing market in the developed world. However, in general, a strong U.S. dollar weighed on the returns offered to U.S. based investors coming from foreign markets. The world's bond markets delivered mixed performance. Bond yields moved lower around the world, defying the expectations of many strategists. As investors sought the safety of U.S. Treasury markets, long-term Treasuries were solid performers and high-yield bonds underperformed across the globe.

Significant Performance Factors

At the outset of the period, we viewed the high-yield sector as attractive based on valuations and expectations for continuing U.S. economic recovery. As a result, we overweighted the sector in the Fund. Volatility in energy prices created a bifurcation in credit markets (energy and non-energy). However, while high-yield returns were negative, our internal affiliated manager outperformed the high-yield benchmark. The Fund was also overweight in emerging market bonds at the beginning of the period. However, we reduced exposure to emerging markets during the period amid continuing pressure from U.S. dollar strength and fears of tightened liquidity. We also reduced positions in short-duration bonds and added exposures to core intermediate-term investment-grade bonds.

Gains from absolute return strategies and a small position in equities helped offset losses. Performances from Variable Portfolio — AQR Managed Futures Strategy Fund and Columbia Variable Portfolio — Multi-Strategy Alternatives Fund were stronger than their respective benchmarks. We increased the Fund's position in Variable Portfolio — AQR Managed Futures Strategy Fund during the year.

Annual Report 2014
4

Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

Manager Discussion of Fund Performance (continued)

Looking Ahead

With the inflation landscape changing dramatically on the back of falling oil prices, we currently see the potential for further modest declines in bond yields in 2015. As a result, we consider bonds in general, and duration risk in particular, to be a relevant diversification choice in the year ahead. (Duration is a measure of sensitivity to changes in interest rates.) However, we have downgraded the Fund's high-yield bond exposure to neutral as pressure continues to mount in the energy sector, which accounts for an outsized percentage of high-yield bonds. At this time, we see opportunity within high yield, but we are focused primarily on identifying specific securities within the asset class rather than the Fund's overall allocation in the sector.

Across other asset classes, risk assets have struggled to breakout to new highs. We are not surprised to see this tug-of-war unfold as it relates to the current global market setting, and as many of our overall equity market indicators have softened. As a result, even though equities have not been a core component of our strategy, we began 2015 with a neutral recommendation for equities.

At this time, we believe the U.S. economy remains the most vibrant, diverse and stable of the major developed markets, and carries far lower sensitivity to currency fluctuations than other worldwide markets. At the beginning of 2014, we argued that emerging market (EM) countries were likely to face a challenging environment and that differentiating among regions, countries and sectors was going to be more important than it had been in the past decade. This theme of differentiation in EM performance did indeed play out. Broad EM performance continues to be driven by the strength of the global economy, and we expect only a modest pickup in overall growth. Moreover, U.S. dollar strength is continuing to pressure external EM funding. Many EM countries have received large inflows of foreign capital in the form of debt and credit. We believe that if the dollar strengthens further, the debt burden in EM is likely to intensify. In addition, with the sharp fall in commodity prices, we expect growth in commodity-exporting EM countries to weaken further. But the fall in oil prices will be a welcome boost to growth for oil-importing countries, most of which are in the emerging Asia region. While global growth finds a firmer footing, oil prices stabilize and EM economies shore up their internal growth dynamics, we continue to recommend careful differentiation in EM investing.

Annual Report 2014
5

Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective Expenses Paid During the Period" column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	994.40	1,023.54	1.66	1.68	0.33	5.03	5.10	1.00

Expenses paid during the period are equal to the Fund's annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
6

Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

Portfolio of Investments

December 31, 2014

(Percentages represent value of investments compared to net assets)

Equity Funds 2.0%

Issuer	Shares	Value ($)
U.S. Large Cap 2.0%
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1(a)(b)	1,098	21,952
Total Equity Funds (Cost: $21,458)		21,952

Fixed-Income Funds 96.2%

Emerging Markets 10.4%
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1(a)	12,500	112,622
Floating Rate 2.5%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1(a)	2,912	27,727
High Yield 28.1%
Columbia Variable Portfolio — High Yield Bond Fund, Class 1(a)	43,821	304,992
Investment Grade 55.2%
Columbia Variable Portfolio — Diversified Bond Fund, Class 1(a)	8,681	88,725
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1(a)	25,231	255,336
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1(a)	1,568	16,652
Variable Portfolio — American Century Diversified Bond Fund, Class 1(a)	8,037	88,805
Variable Portfolio — TCW Core Plus Bond Fund, Class 1(a)	14,314	149,867
Total		599,385
Total Fixed-Income Funds (Cost: $1,054,963)		1,044,726

Alternative Investment Funds 4.1%

Issuer	Shares	Value ($)
Columbia Variable Portfolio — Multi- Strategy Alternatives Fund, Class 1(a)(b)	577	5,562
Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1(a)	3,551	39,030
Total Alternative Investment Funds (Cost: $40,476)		44,592
Total Investments (Cost: $1,116,897)		1,111,270
Other Assets & Liabilities, Net		(25,228)
Net Assets		1,086,042

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
7

Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

Portfolio of Investments (continued)

December 31, 2014

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — Diversified Bond Fund, Class 1	—	89,935	(1,632)	(41)	88,262	11	65	88,725
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1	—	26,604	(5,153)	7	21,458	—	—	21,952
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1	—	137,829	(17,575)	(523)	119,731	27	2,578	112,622
Columbia Variable Portfolio — High Yield Bond Fund, Class 1	—	315,901	(6,906)	(523)	308,472	—	3,295	304,992
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1	—	304,122	(45,435)	(834)	257,853	208	201	255,336
Columbia Variable Portfolio — Multi- Strategy Alternatives Fund, Class 1	—	10,272	(4,878)	(24)	5,370	—	—	5,562
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1	—	16,808	(188)	—	16,620	—	—	16,652
Variable Portfolio — American Century Diversified Bond Fund, Class 1	—	89,253	(1,148)	(1)	88,104	—	—	88,805
Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1	—	37,145	(2,040)	1	35,106	39	10	39,030
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1	—	28,450	(598)	(36)	27,816	9	44	27,727
Variable Portfolio — TCW Core Plus Bond Fund, Class 1	—	158,971	(10,859)	(7)	148,105	—	23	149,867
Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1	—	73,322	(73,494)	172	—	—	18	—
Total	—	1,288,612	(169,906)	(1,809)	1,116,897	294	6,234	1,111,270

(b)  Non-income producing.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds
Equity Funds	21,952	—	—	21,952
Fixed-Income Funds	1,044,726	—	—	1,044,726
Alternative Investment Funds	44,592	—	—	44,592
Total	1,111,270	—	—	1,111,270

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments, at value
Affiliated issuers (identified cost $1,116,897)	$1,111,270
Receivable for:
Capital shares sold	3,216
Expense reimbursement due from Investment Manager	335
Prepaid expenses	1
Trustees' deferred compensation plan	608
Other assets	1,029
Total assets	1,116,459
Liabilities
Payable for:
Investments purchased	3,208
Capital shares purchased	8
Distribution and/or service fees	7
Administration fees	1
Compensation of board members	1,584
Custodian fees	4,501
Printing and postage fees	5,288
Accounting fees	14,500
Other expenses	712
Trustees' deferred compensation plan	608
Total liabilities	30,417
Net assets applicable to outstanding capital stock	$1,086,042
Represented by
Trust capital	$1,086,042
Total — representing net assets applicable to outstanding capital stock	$1,086,042
Class 2
Net assets	$1,086,042
Shares outstanding	109,914
Net asset value per share	$9.88

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

Statement of Operations

Year Ended December 31, 2014(a)

Net investment income
Income:
Dividends — affiliated issuers	6,234
Total income	6,234
Expenses:
Investment management fees	1
Distribution and/or service fees
Class 2	752
Administration fees	58
Compensation of board members	7,432
Custodian fees	8,083
Printing and postage fees	14,376
Professional fees	14,909
Other	2,384
Total expenses	47,995
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(46,992)
Total net expenses	1,003
Net investment income	5,231
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — affiliated issuers	(1,809)
Capital gain distributions from underlying affiliated funds	294
Net realized loss	(1,515)
Net change in unrealized appreciation (depreciation) on:
Investments — affiliated issuers	(5,627)
Net change in unrealized depreciation	(5,627)
Net realized and unrealized loss	(7,142)
Net decrease in net assets from operations	$(1,911)

(a) Based on operations from June 24, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

Statement of Changes in Net Assets

Year Ended December 31, 2014(a)
Operations
Net investment income	$5,231
Net realized loss	(1,515)
Net change in unrealized depreciation	(5,627)
Net decrease in net assets resulting from operations	(1,911)
Distributions to shareholders
Net investment income
Class 2	(5,231)
Total distributions to shareholders	(5,231)
Increase in net assets from capital stock activity	1,053,184
Total increase in net assets	1,046,042
Net assets at beginning of year	40,000
Net assets at end of year	$1,086,042

(a) Based on operations from June 24, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2014(a)
	Shares	Dollars ($)
Capital stock activity
Class 2 shares
Subscriptions	107,023	1,064,167
Distributions reinvested	530	5,231
Redemptions	(1,639)	(16,214)
Net increase	105,914	1,053,184
Total net increase	105,914	1,053,184

(a) Based on operations from June 24, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

Class 2	Year Ended December 31, 2014(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.09
Net realized and unrealized loss	(0.14)
Total from investment operations	(0.05)
Less distributions to shareholders:
Net investment income	(0.07)
Total distributions to shareholders	(0.07)
Net asset value, end of period	$9.88
Total return	(0.46%)
Ratios to average net assets(b)
Total gross expenses	11.30	%(c)
Total net expenses(d)	0.33	%(c)
Net investment income	1.74	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,086
Portfolio turnover	28%

Notes to Financial Highlights

(a)  Based on operations from June 24, 2014 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

Notes to Financial Statements

December 31, 2014

Note 1. Organization

Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund is a "fund-of-funds", investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or its affiliates, as well as third-party advised (unaffiliated) funds, including exchange-traded funds (ETFs) (Underlying Funds).

For information on the Underlying Funds, please refer to the Fund's current prospectus and the prospectuses of the Underlying Funds.

On June 23, 2014, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $40,000 in the Fund (4,000 shares for Class 2), which represented the initial capital for each class at $10.00 per share. Shares of the Fund were first offered to the public on June 25, 2014.

These financial statements cover the period from June 24, 2014 (commencement of operations) through December 31, 2014.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts issued by affiliated life insurance companies. You may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund's income and loss. The components of the Fund's net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions).

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business

Annual Report 2014
15

Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

Notes to Financial Statements (continued)

December 31, 2014

on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gains distributions, when available, will be made annually. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees and Underlying Fund Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The Fund does not pay the Investment Manager a direct fee for investment management services on the portion of assets held in Underlying Funds that pay an investment management fee to the Investment Manager. For the portion of assets the Fund holds in securities (other than Underlying Funds that pay an investment advisory fee to the Investment Manager), including other funds advised by the Investment Manager that do not pay an investment advisory fee, derivatives and individual securities, the Investment Manager is paid a monthly fee that declines from 0.66% to 0.49% as assets increase. The annualized effective investment management fee rate for the period ended December 31, 2014 was less than 0.01% of the Fund's average daily net assets.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

Subadvisory Agreement

The Board has approved a Subadvisory Agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial. For the period ended December 31, 2014, Threadneedle did not provide services to the Fund pursuant to the subadvisory agreement.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The fee paid by the Fund with respect to investments in Underlying Funds that pay an investment management fee to the Investment Manager is 0.02% on all asset levels. The fee paid by the Fund with respect to assets invested in securities (other than Underlying Funds that pay an investment management fee to the Administrator or its affiliates), including other funds administered by the Administrator that do not pay an administrative fee, derivatives and individual securities declines from 0.06% to 0.03% as assets increase. The annualized effective administration fee rate for the period ended December 31, 2014 was 0.02% of the Fund's average daily net assets.

Other Expenses

Other expenses include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment

Annual Report 2014
16

Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

Notes to Financial Statements (continued)

December 31, 2014

Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.00% on assets invested in Underlying Funds that pay a transfer agency fee to the Transfer Agent and 0.06% of the Fund's average daily net assets on assets invested in securities (other than Underlying Funds that pay a transfer agency fee to the Transfer Agent), including other funds that do not pay a transfer agency fee to the Transfer Agent, ETFs, derivatives and individual securities. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

For the period ended December 31, 2014, the Fund's annualized effective transfer agent fee rate as a percentage of average daily net assets of Class 2 was less than 0.01%.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class 2 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through June 25, 2015, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, including indirect expenses of Underlying Funds and after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Funds' custodian, do not exceed the annual rate of 1.04% of Class 2 average daily net assets.

Under the agreement governing this fee waiver and/or expense reimbursement arrangement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. This agreement may be modified or amended only with approval from all parties.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, but including mortgage dollar rolls, aggregated to $1,288,612 and $169,906, respectively, for the period ended December 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Shareholder Concentration

At December 31, 2014, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 6. Line of Credit

Effective July 31, 2014, the Fund entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the period ended December 31, 2014.

Note 7. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Annual Report 2014
17

Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

Notes to Financial Statements (continued)

December 31, 2014

Note 8. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
18

Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund (the "Fund", a series of Columbia Funds Variable Insurance Trust) at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the period June 24, 2014 (commencement of operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit which included confirmation of securities at December 31, 2014 by correspondence with the transfer agent, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2015

Annual Report 2014
19

Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Insurance Trust.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	59

Spartan Stores, Inc. (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013

Janet Langford Kelly (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			59	None
Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	59	None
William E. Mayer (Born 1940) Trustee	1994	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996	59

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

Annual Report 2014
20

Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	59

CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media); Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	59	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	59	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	59	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	59	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2014
21

Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

Trustees and Officers (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001 – April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 – September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005 – April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006 – April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 – August 2012

			191

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010 – December 2014; and Vice President and Group Counsel or Lead Counsel 2004 – January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014
22

Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

Trustees and Officers (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010 – January 2013 and Group Counsel, November 2008 – January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005 – April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007 – April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005 – April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006 – April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 – April 2010, and Vice President — Asset Management and Trust Company Services, 2006 – 2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004 – 2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005 – April 2010; officer of Columbia Funds and affiliated funds since 2005.

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Annual Report 2014
24

Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiamanagement.com or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
25

Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6659 A (2/15)

Annual Report

December 31, 2014

Variable Portfolio — Multi-Manager Diversified
Income Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Variable Portfolio — Multi-Manager Diversified Income Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	19
Trustees and Officers	20
Important Information About This Report	25

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Variable Portfolio — Multi-Manager Diversified Income Fund

Performance Overview

Performance Summary

>  Variable Portfolio — Multi-Manager Diversified Income Fund (the Fund) Class 2 shares returned -0.56% since its inception on June 24, 2014 through December 31, 2014.

>  During the same time period, the Fund underperformed its Blended Index, which returned 0.03%, as well as the Barclays U.S. Aggregate Bond Index, which returned 2.33%.

>  The Fund's exposure to the high-yield market hampered results, as the sector declined during the period. The Fund's overweight in equities aided performance, partially offsetting these losses.

Average Annual Total Returns (%) (for period ended December 31, 2014)

	Inception	Life cumulative
Class 2	06/24/14	-0.56
Blended Index		0.03
Barclays U.S. Aggregate Bond Index		2.33

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Blended Index, a weighted custom composite established by the Investment Manager, consists of 40% Barclays U.S. Aggregate Bond Index, 35% Barclays U.S. Corporate High-Yield Index, 15% JPMorgan Emerging Markets Bond Index (EMBI) — Global and 10% Russell 1000 Index. The Barclays U.S. Corporate High-Yield Index is a market value-weighted index, which covers the U.S. non-investment grade fixed-rate debt market. The index is composed of U.S. dollar-denominated corporate debt in industrial, utility and finance sectors with a minimum $150 million par amount outstanding and a maturity greater than one year. The JPMorgan EMBI — Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Variable Portfolio — Multi-Manager Diversified Income Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (June 24, 2014 – December 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio — Multi-Manager Diversified Income Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2014
3

Variable Portfolio — Multi-Manager Diversified Income Fund

Manager Discussion of Fund Performance

Portfolio Management

Jeffrey Knight, CFA

Anwiti Bahuguna, Ph.D.

Kent Bergene

Dan Boncarosky, CFA

Portfolio Breakdown (%) (at December 31, 2014)
Equity Funds	11.2
U.S. Large Cap	11.2
Exchange-Traded Funds	3.3
Fixed-Income Funds	85.5
Emerging Markets	15.3
Floating Rate	2.5
High Yield	39.7
Investment Grade	28.0
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

From its inception on June 24, 2014 through December 31, 2014, the Fund's Class 2 shares returned -0.56%. During the same time period, the Fund underperformed its Blended Index, which returned 0.03%, as well as the Barclays U.S. Aggregate Bond Index, which returned 2.33%. The Fund's exposure to the high-yield market hampered results, as the sector declined during the period. The Fund's overweight in equities aided performance, partially offsetting these losses.

The Global Picture

Global economic growth was mixed in 2014, but on balance it averaged less than 3.0% over the period. Growth picked up in the U.S. and U.K., while Japan slipped into recession. The eurozone remained barely positive, on average, although some portions of the region — Italy, for example — likely contracted on a year-over-year basis. China's growth also likely fell short of its 7.5% target — but not by much. Emerging market growth was mixed, with Argentina and Venezuela in recession in Latin America and India stabilizing in emerging Asia. Central bank activity in the United States reflected U.S. economic growth, with the U.S. Federal Reserve (the Fed) ending its monthly bond-buying program (known as quantitative easing) aimed at stimulating economic growth and keeping long-term rates low. In Europe, the central bank introduced new stimulus measures to help avoid recession. Low interest rates, declining commodity prices and a strong U.S. dollar all figured into the performance of global financial markets. The United States was the strongest-performing market in the developed world. However, in general, a strong U.S. dollar weighed on the returns offered to U.S.-based investors coming from foreign markets. The world's bond markets delivered mixed performance. Bond yields moved lower around the world, defying the expectations of many strategists. As investors sought the safety of the U.S. Treasury market, long-term Treasuries were solid performers and high-yield bonds underperformed across the globe.

Significant Performance Factors

At the outset of the period, we viewed the high-yield sector as attractive based on valuations and expectations for continuing U.S. economic recovery. As a result, we overweighted the sector in the Fund. Volatility in energy prices created a bifurcation in credit markets (energy and non-energy). However, while high-yield returns were negative, our internal affiliated manager outperformed the benchmark. An overweight position in equities aided performance during the period. The Fund was also overweight emerging market bonds at the beginning of the period. We reduced the Fund's exposure to emerging markets, however, amid continuing pressure from U.S. dollar strength and fears of tightened liquidity. We also reduced positions in short-duration bonds and added exposure to core intermediate-term investment-grade bonds.

Looking Ahead

With the inflation landscape changing dramatically on the back of falling oil prices, we currently see the potential for further modest declines in bond yields in 2015. As a result, we consider bonds in general, and duration risk in particular, to be a relevant diversification choice in the year ahead. (Duration is a measure of sensitivity to changes in interest rates.) However, we have downgraded the Fund's high-yield bond exposure to neutral as pressure continues to mount in the

Annual Report 2014
4

Variable Portfolio — Multi-Manager Diversified Income Fund

Manager Discussion of Fund Performance (continued)

energy sector, which accounts for an outsized percentage of high-yield bonds. We see opportunity within high yield, but we are focused primarily on identifying specific securities within the asset class rather than the Fund's overall allocation in the sector.

Across other asset classes, risk assets have struggled to breakout to new highs. We are not surprised to see this tug-of-war unfold as it relates to the current global market setting, and many of our overall equity market indicators have softened. As a result, even though equities have not been a core component of our strategy, we began 2015 with a neutral recommendation for equities.

At this time, we believe the U.S. economy remains the most vibrant, diverse and stable of the major developed markets, and carries far lower sensitivity to currency fluctuations than other worldwide markets. At the beginning of 2014, we argued that emerging market (EM) countries were likely to face a challenging environment and that differentiating among regions, countries and sectors was going to be more important than it had been in the past decade. This theme of differentiation in EM performance did indeed play out. Broad EM performance continues to be driven by the strength of the global economy, and we expect only a modest pickup in overall growth at this time. Moreover, U.S. dollar strength is currently continuing to pressure external EM funding. Many EM countries have received large inflows of foreign capital in the form of debt and credit. We believe that if the U.S. dollar strengthens further, the debt burden in EM is likely to intensify. In addition, with the sharp fall in commodity prices, we expect growth in commodity-exporting EM countries to weaken further. But the fall in oil prices will be a welcome boost to growth for oil-importing countries, most of which are in the emerging Asia region. While global growth finds a firmer footing, oil prices stabilize and EM economies shore up their internal growth dynamics, we continue to recommend careful differentiation in EM investing.

Annual Report 2014
5

Variable Portfolio — Multi-Manager Diversified Income Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective Expenses Paid During the Period" column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2014 – December 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	993.40	1,023.89	1.31	1.33	0.26	4.72	4.80	0.94

Expenses paid during the period are equal to the Fund's annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Annual Report 2014
6

Variable Portfolio — Multi-Manager Diversified Income Fund

Portfolio of Investments

December 31, 2014

(Percentages represent value of investments compared to net assets)

Equity Funds 11.6%

Issuer	Shares	Value ($)
U.S. Large Cap 11.6%
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1(a)(b)	1,690	33,792
Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1(a)(b)	540	19,370
Variable Portfolio — NFJ Dividend Value Fund, Class 1(a)(b)	1,127	21,056
Variable Portfolio — Sit Dividend Growth Fund, Class 1(a)(b)	1,370	21,105
Total		95,323
Total Equity Funds (Cost: $93,054)		95,323

Fixed-Income Funds 88.0%

Emerging Markets 15.8%
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1(a)	14,440	130,106
Floating Rate 2.6%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1(a)	2,231	21,241
High Yield 40.7%
Columbia Variable Portfolio — High Yield Bond Fund, Class 1(a)	45,141	314,181
Columbia Variable Portfolio — Income Opportunities Fund, Class 1(a)(b)	2,343	21,223
Total		335,404

Fixed-Income Funds (continued)

Issuer	Shares	Value ($)
Investment Grade 28.9%
Columbia Variable Portfolio — Diversified Bond Fund, Class 1(a)	11,387	116,374
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1(a)	2,892	30,712
Variable Portfolio — American Century Diversified Bond Fund, Class 1(a)	1,542	17,046
Variable Portfolio — TCW Core Plus Bond Fund, Class 1(a)	7,032	73,622
Total		237,754
Total Fixed-Income Funds (Cost: $733,388)		724,505

Exchange-Traded Funds 3.4%

iShares iBoxx $ Investment Grade Corporate Bond ETF	235	28,061
Total Exchange-Traded Funds (Cost: $27,873)		28,061
Total Investments (Cost: $854,315)		847,889
Other Assets & Liabilities, Net		(25,084)
Net Assets		822,805

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended December 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — Diversified Bond Fund, Class 1	—	126,916	(11,002)	(141)	115,773	28	164	116,374
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1	—	38,728	(5,378)	(30)	33,320	—	—	33,792
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1	—	168,719	(30,229)	(1,123)	137,367	38	2,677	130,106
Columbia Variable Portfolio — High Yield Bond Fund, Class 1	—	331,093	(12,822)	(949)	317,322	—	2,663	314,181

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
7

Variable Portfolio — Multi-Manager Diversified Income Fund

Portfolio of Investments (continued)

December 31, 2014

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — Income Opportunities Fund, Class 1	—	23,347	(2,041)	(22)	21,284	—	—	21,223
Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1	—	21,351	(2,693)	(6)	18,652	—	—	19,370
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1	—	31,329	(31,078)	(251)	—	31	30	—
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1	—	31,337	(944)	(7)	30,386	—	23	30,712
Variable Portfolio — American Century Diversified Bond Fund, Class 1	—	17,071	(97)	—	16,974	—	—	17,046
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1	—	23,231	(1,856)	(58)	21,317	9	44	21,241
Variable Portfolio — NFJ Dividend Value Fund, Class 1	—	24,571	(3,787)	(45)	20,739	—	—	21,056
Variable Portfolio — Sit Dividend Growth Fund, Class 1	—	24,333	(3,969)	(21)	20,343	—	—	21,105
Variable Portfolio — TCW Core Plus Bond Fund, Class 1	—	75,580	(2,610)	(5)	72,965	—	21	73,622
Total	—	937,606	(108,506)	(2,658)	826,442	106	5,622	819,828

(b)  Non-income producing.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Variable Portfolio — Multi-Manager Diversified Income Fund

Portfolio of Investments (continued)

December 31, 2014

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds
Equity Funds	95,323	—	—	95,323
Fixed-Income Funds	724,505	—	—	724,505
Total Mutual Funds	819,828	—	—	819,828
Equity Securities
Exchange-Traded Funds	28,061	—	—	28,061
Total	847,889	—	—	847,889

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Variable Portfolio — Multi-Manager Diversified Income Fund

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $27,873)	$28,061
Affiliated issuers (identified cost $826,442)	819,828
Total investments (identified cost $854,315)	847,889
Receivable for:
Capital shares sold	11,797
Expense reimbursement due from Investment Manager	326
Prepaid expenses	1
Trustees' deferred compensation plan	608
Other assets	1,269
Total assets	861,890
Liabilities
Payable for:
Investments purchased	11,793
Capital shares purchased	4
Distribution and/or service fees	6
Compensation of board members	1,584
Custodian fees	4,589
Printing and postage fees	5,292
Accounting fees	14,500
Other expenses	709
Trustees' deferred compensation plan	608
Total liabilities	39,085
Net assets applicable to outstanding capital stock	$822,805
Represented by
Trust capital	$822,805
Total — representing net assets applicable to outstanding capital stock	$822,805
Class 2
Net assets	$822,805
Shares outstanding	83,553
Net asset value per share	$9.85

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Variable Portfolio — Multi-Manager Diversified Income Fund

Statement of Operations

Year Ended December 31, 2014(a)

Net investment income
Income:
Dividends — unaffiliated issuers	$183
Dividends — affiliated issuers	5,622
Total income	5,805
Expenses:
Investment management fees	8
Distribution and/or service fees
Class 2	468
Transfer agent fees
Class 2	1
Administration fees	37
Compensation of board members	7,431
Custodian fees	8,252
Printing and postage fees	14,390
Professional fees	14,905
Other	2,642
Total expenses	48,134
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(47,648)
Total net expenses	486
Net investment income	5,319
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — affiliated issuers	(2,658)
Capital gain distributions from underlying affiliated funds	106
Net realized loss	(2,552)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	188
Investments — affiliated issuers	(6,614)
Net change in unrealized depreciation	(6,426)
Net realized and unrealized loss	(8,978)
Net decrease in net assets from operations	$(3,659)

(a) Based on operations from June 24, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Variable Portfolio — Multi-Manager Diversified Income Fund

Statement of Changes in Net Assets

Year Ended December 31, 2014(a)
Operations
Net investment income	$5,319
Net realized loss	(2,552)
Net change in unrealized depreciation	(6,426)
Net decrease in net assets resulting from operations	(3,659)
Distributions to shareholders
Net investment income
Class 2	(3,407)
Total distributions to shareholders	(3,407)
Increase in net assets from capital stock activity	789,871
Total increase in net assets	782,805
Net assets at beginning of year	40,000
Net assets at end of year	$822,805

(a) Based on operations from June 24, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Variable Portfolio — Multi-Manager Diversified Income Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2014(a)
	Shares	Dollars ($)
Capital stock activity
Class 2 shares
Subscriptions	80,516	799,347
Distributions reinvested	347	3,407
Redemptions	(1,310)	(12,883)
Net increase	79,553	789,871
Total net increase	79,553	789,871

(a) Based on operations from June 24, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Variable Portfolio — Multi-Manager Diversified Income Fund

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

Class 2	Year Ended December 31, 2014(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.14
Net realized and unrealized loss	(0.20)
Total from investment operations	(0.06)
Less distributions to shareholders:
Net investment income	(0.09)
Total distributions to shareholders	(0.09)
Net asset value, end of period	$9.85
Total return	(0.56%)
Ratios to average net assets(b)
Total gross expenses	18.20	%(c)
Total net expenses(d)	0.26	%(c)
Net investment income	2.84	%(c)
Supplemental data
Net assets, end of period (in thousands)	$823
Portfolio turnover	28%

Notes to Financial Highlights

(a)  Based on operations from June 24, 2014 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Variable Portfolio — Multi-Manager Diversified Income Fund

Notes to Financial Statements

December 31, 2014

Note 1. Organization

Variable Portfolio — Multi-Manager Diversified Income Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund is a "fund-of-funds", investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or its affiliates, as well as third-party advised (unaffiliated) funds, including exchange-traded funds (ETFs) (Underlying Funds).

For information on the Underlying Funds, please refer to the Fund's current prospectus and the prospectuses of the Underlying Funds.

On June 23, 2014, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $40,000 in the Fund (4,000 shares for Class 2), which represented the initial capital for each class at $10.00 per share. Shares of the Fund were first offered to the public on June 25, 2014.

These financial statements cover the period from June 24, 2014 (commencement of operations) through December 31, 2014.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts issued by affiliated life insurance companies. You may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

All equity securities and ETFs are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees (the Board). If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Corporate actions and dividend income are recorded on the ex-dividend date.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real

Annual Report 2014
15

Variable Portfolio — Multi-Manager Diversified Income Fund

Notes to Financial Statements (continued)

December 31, 2014

estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund's management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund's income and loss. The components of the Fund's net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions).

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gains distributions, when available, will be made annually. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees and Underlying Fund Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The Fund does not pay the Investment Manager a direct fee for investment management services on the portion of assets held in Underlying Funds that pay an investment management fee to the Investment Manager. For the portion of assets the Fund holds in securities (other than Underlying Funds that pay an investment advisory fee to the Investment Manager), including other funds advised by the Investment Manager that do not pay an investment advisory fee, derivatives and individual securities, the Investment Manager is paid a monthly fee that declines from 0.66% to 0.49% as assets increase. The annualized effective investment management fee rate for the period ended December 31, 2014 was less than 0.01% of the Fund's average daily net assets.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

Subadvisory Agreement

The Board has approved a Subadvisory Agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment

Annual Report 2014
16

Variable Portfolio — Multi-Manager Diversified Income Fund

Notes to Financial Statements (continued)

December 31, 2014

Manager and wholly-owned subsidiary of Ameriprise Financial. For the period ended December 31, 2014, Threadneedle did not provide services to the Fund pursuant to the subadvisory agreement.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The fee paid by the Fund with respect to investments in Underlying Funds that pay an investment management fee to the Investment Manager is 0.02% on all asset levels. The fee paid by the Fund with respect to assets invested in securities (other than Underlying Funds that pay an investment management fee to the Administrator or its affiliates), including other funds administered by the Administrator that do not pay an administrative fee, derivatives and individual securities declines from 0.06% to 0.03% as assets increase. The annualized effective administration fee rate for the period ended December 31, 2014 was 0.02% of the Fund's average daily net assets.

Other Expenses

Other expenses include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.00% on assets invested in Underlying Funds that pay a transfer agency fee to the Transfer Agent and 0.06% of the Fund's average daily net assets on assets invested in securities (other than Underlying Funds that pay a transfer agency fee to the Transfer Agent), including other funds that do not pay a transfer agency fee to the Transfer Agent, ETFs, derivatives and individual securities. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

For the period ended December 31, 2014, the Fund's annualized effective transfer agent fee rate as a percentage of average daily net assets of Class 2 was less than 0.01%.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class 2 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through June 25, 2015, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, including indirect expenses of Underlying Funds and after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Funds' custodian, do not exceed the annual rate of 1.04% of Class 2 average daily net assets.

Under the agreement governing this fee waiver and/or expense reimbursement arrangement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. This agreement may be modified or amended only with approval from all parties.

In addition, the Investment Manager has voluntarily agreed to waive fees (excluding certain fees and expenses described above) so that the net fee would be 0.97% of Class 2 average daily net assets.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any,

Annual Report 2014
17

Variable Portfolio — Multi-Manager Diversified Income Fund

Notes to Financial Statements (continued)

December 31, 2014

but including mortgage dollar rolls, aggregated to $965,479 and $108,506, respectively, for the period ended December 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Shareholder Concentration

At December 31, 2014, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 6. Line of Credit

Effective July 31, 2014, the Fund entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the period ended December 31, 2014.

Note 7. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 8. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota

Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
18

Variable Portfolio — Multi-Manager Diversified Income Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust and the Shareholders of
Variable Portfolio — Multi-Manager Diversified Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Variable Portfolio — Multi-Manager Diversified Income Fund (the "Fund", a series of Columbia Funds Variable Insurance Trust) at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the period June 24, 2014 (commencement of operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit which included confirmation of securities at December 31, 2014 by correspondence with the custodian and transfer agent, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2015

Annual Report 2014
19

Variable Portfolio — Multi-Manager Diversified Income Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Variable Insurance Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Variable Insurance Trust.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	59

Spartan Stores, Inc. (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013

Janet Langford Kelly (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			59	None
Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	59	None
William E. Mayer (Born 1940) Trustee	1994	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996	59

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

Annual Report 2014
20

Variable Portfolio — Multi-Manager Diversified Income Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	59

CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media); Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	59	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	59	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	59	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	59	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2014
21

Variable Portfolio — Multi-Manager Diversified Income Fund

Trustees and Officers (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001 – April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 – September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005 – April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006 – April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 – August 2012

			191

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010 – December 2014; and Vice President and Group Counsel or Lead Counsel 2004 – January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014
22

Variable Portfolio — Multi-Manager Diversified Income Fund

Trustees and Officers (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010 – January 2013 and Group Counsel, November 2008 – January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005 – April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007 – April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005 – April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006 – April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 – April 2010, and Vice President — Asset Management and Trust Company Services, 2006 – 2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004 – 2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005 – April 2010; officer of Columbia Funds and affiliated funds since 2005.

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Variable Portfolio — Multi-Manager Diversified Income Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611, contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiamanagement.com or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
25

Variable Portfolio — Multi-Manager Diversified Income Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6674 A (2/15)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the sixteen series of the registrant whose report to stockholders are included in this annual filing. Fee information for fiscal year end 2014 includes fees for two funds that commenced operations during the period. Fee information for fiscal year end 2013 includes fees for one fund that merged away during the period and fees for five funds that commenced operations during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2014 and December 31, 2013 are approximately as follows:

2014	2013
$311,700	$264,900

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2014 and December 31, 2013 are approximately as follows:

2014	2013
$6,400	$5,600

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In fiscal years 2014 and 2013, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended December 31, 2014 and December 31, 2013, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2014 and December 31, 2013 are approximately as follows:

2014	2013
$46,600	$47,400

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2014 and 2013, also include Tax Fees for agreed-upon procedures related to foreign tax filings.  Fiscal year 2013, includes Tax Fees for agreed-upon procedures for a fund merger and the review of a final tax return.

During the fiscal years ended December 31, 2014 and December 31, 2013, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2014 and December 31, 2013 are approximately as follows:

2014	2013
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2014 and December 31, 2013 are approximately as follows:

2014	2013
$325,000	$135,000

In both fiscal years 2014 and 2013, All Other Fees primarily consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the

Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

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(e)(2) 100% of the services performed for items (b) through (d) above during 2014 and 2013 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended December 31, 2014 and December 31, 2013 are approximately as follows:

2014	2013
$378,000	$188,000

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Variable Insurance Trust

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	February 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	February 23, 2015

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	February 23, 2015